UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	October 31, 2019

Date of reporting period:	April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

    www.portfolioplusetfs.com

THEMATIC WEIGHT ETFS

Direxion All Cap Insider Sentiment Shares

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Zacks MLP High Income Index Shares

Direxion FTSE Russell International Over US ETF

Direxion FTSE Russell US Over International ETF

Direxion MSCI Cyclicals Over Defensives ETF

Direxion MSCI Defensives Over Cyclicals ETF

Direxion MSCI Developed Over Emerging Markets ETF

Direxion MSCI Emerging Over Developed Markets ETF

Direxion Russell 1000® Growth Over Value ETF

Direxion Russell 1000® Value Over Growth ETF

Direxion Russell Large Over Small Cap ETF

Direxion Russell Small Over Large Cap ETF

PORTFOLIOPLUS ETFS

PortfolioPlus Developed Markets ETF

PortfolioPlus Emerging Markets ETF

PortfolioPlus S&P 500® ETF

PortfolioPlus S&P® Mid Cap ETF

PortfolioPlus S&P® Small Cap ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	14
Allocation of Portfolio Holdings	16
Schedules of Investments	17
Statements of Assets and Liabilities	46
Statements of Operations	51
Statements of Changes in Net Assets	56
Financial Highlights	66
Notes to the Financial Statements	68
Supplemental Information	92
Trustees and Officers	93
Board Review of Investment Advisory Agreement	96

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2018 to April 30, 2019 (the "Semi-Annual Period").

Market Review:

U.S. equities entered the Semi-Annual Period amid continued concerns over global trade, as weakness in the technology sector led equity markets lower for the first part of November. Subsequent dovish comments from the Federal Reserve, as it adjusted its language amid slowing global growth and a strengthening dollar, resulted in a positive monthly return for the S&P 500 during November. Volatility returned in Q4 2018, with equity stocks selling off precipitously during the month of December, and continued trade tensions with China leading to concerns of a broader global economic slowdown. A change of tone from the Federal Reserve towards rate flexibility in January 2019 proved a boon to both U.S. and international equities, as emerging markets specifically saw an increased appetite for risk. The topic of tariffs was a key daily market driver from January on. Through February, UK equities struggled on ever-present Brexit concerns, while Asian equities gained on trade deal progress. Stocks continued to perform well through March and into April, with both the NASDAQ 100 and S&P 500 hitting all-time highs. Strong earnings from communication and financial sector stocks helped drive the domestic market higher through the end of the Semi-Annual Period, while developed and emerging country stocks lagged by comparison on lingering concerns, such as U.S.-China trade tensions and political uncertainties.

The fixed income markets began the Semi-Annual Period with the front-end of the Treasury curve moving into a slight inversion. With Personal Consumption Expenditures still hovering below the Federal Reserve's 2% target, the bond market had brushed off inflation expectations apparent in the narrowing spread between TIPS and standard treasury bonds. To start 2019, the Federal Reserve affirmed a neutral policy stance by removing any reference to gradual rate rises in its policy statement. In referencing patience, the FOMC had taken itself out of the interest-rate equation for the foreseeable future. With the Federal Reserve on the sidelines, U.S. and China trade war rhetoric has been the ultimate catalyst for price action in the bond markets. As investors became fearful of a drawn out trade war between the U.S. and China, bond markets continued to rally, pushing yields further down on the front-end and back-end of the treasury curve.

Factors Affecting Thematic Weight ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

Thematic Weight ETFs Performance Review:

The following discussion relates to the performance of the Thematic Weight ETFs for the Semi-Annual Period. The performance of the ETFs for the Semi-Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

Non-Leveraged ETFs

The Direxion All Cap Insider Sentiment Shares seeks investment results, before fees and expenses, that track the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index composed of 100 of the top publicly-traded companies selected by Sabrient. The index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top

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management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the Semi-Annual Period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 8.40%, while the Direxion All Cap Insider Sentiment Shares returned 7.77%.

The Direxion All Cap Insider Sentiment Shares ETF began the Semi-Annual Period with large allocations to consumer cyclical and financial stocks. During this time global trade concerns were rampant, and the Fund ended up benefitting from its lower exposure to a weakened technology sector, as it outperformed the S&P 500 for the month of November. Into December, the Fund gave back its positive performance from the previous month, and sold off along with the broader equity market, as concerns of a global economic slowdown crept into the conversation. The Fund remained heavily invested in financial stocks, which hurt fund performance along with smaller allocations to and consumer defensive and utilities stocks, which also did not perform well into year-end. Into 2019, the Federal Reserve cited a greater willingness to be flexible in its approach to interest rates, which was a boon for markets. The Fund regained its footing, and was able to outperform the S&P 500 through the end of the Semi-Annual Period. January's outperformance of the S&P 500 was fairly notable, and attributable to positive performance in the consumer discretionary and financial sector positions. Into March, the Fund finally underperformed the S&P 500, as financial stocks performed poorly for the month, with the Fund maintaining a substantial allocation to that sector. Into period-end, the Direxion All Cap Insider Sentiment Shares again benefitted from its exposure to the financial sector, which outperformed the broader equity sector on strong earnings.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The index is rebalanced quarterly in March, June, September and December. For the Semi-Annual Period, the NASDAQ-100® Equal Weighted Index returned 16.74%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 16.51%.

For the Semi-Annual Period, the equally-weighted methodology of the Direxion NASDAQ-100® Equal Weighted Index Shares aided returns, as it reduced the reliance upon heavily weighted names in the NASDAQ-100, such as Apple and Microsoft. While the combination only has a 2.1% weighting in the Fund, the two represent over 21% of the NASDAQ-100. The strongest returns for the Fund came during the month of January 2019, outperformed the market-cap weighted NASDAQ-100 index by 2.31%.

The Direxion Zacks MLP High Income Index Shares seeks investment results, before fees and expenses, that track the price and yield performance of the Zacks MLP High Income Index. The Zacks MLP High Income Index is comprised of 25 securities selected from a universe of Master Limited Partnerships (MLP) listed on U.S. exchanges utilizing a methodology proprietary to Zacks. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices. For the Semi-Annual Period, the Zacks MLP High Income Index returned 1.61%, while the Direxion Zacks MLP High Income Index Shares returned 1.51%.

The Direxion Zacks MLP High Income Index Shares maintained a large allocation to midstream names such as NuStar Energy, Spectra Energy Partners and Western Gas Partners throughout the Semi-Annual Period. Upstream names were underexposed at just 4% to 8%, while the downstream names had a modest 22% to 26% of the fund exposure. The Fund produced losses to close 2018 due to plummeting oil prices, fears of global economic slowdown, and the ongoing trade war with China. However, renewed optimism in all buoyed performance in 2019.

Actively Managed ETF

The Direxion Auspice Broad Commodity Strategy ETF seeks to provide total returns that exceed that of the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures, which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling

DIREXION SEMI-ANNUAL REPORT
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methods. For the Semi-Annual Period, the Auspice Broad Commodity Index returned -1.44%, while the Direxion Auspice Broad Commodity Strategy ETF returned -0.28%.

In November, the Direxion Auspice Broad Commodity Strategy ETF was long heating oil, natural gas and sugar. During the month, the Fund sold out of heating oil, with upside performance driven by Natural Gas. But, those gains were offset by a slumping crude oil. The Fund continued to struggle through December, and finished the calendar year long gold, natural Gas and sugar. A continued appreciation in price for the Fund's largest holding, sugar, helped drive positive fund performance from January through mid-February. The Fund added a copper position in late February, which helped mitigate negative returns, as it outperformed the other four commodity components through March. An increase in the price of crude help the Direxion Auspice Broad Commodity Strategy ETF remain flat in April, as precious metals slumped. As the Semi-Annual Period came to a close, the Fund was long copper, crude oil, gold, heating oil, RBOB gasoline, silver and sugar.

Relative Weight ETFs

The Direxion FTSE Russell International Over US ETF seeks investment results, before fees and expenses, that track the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index. The FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the FTSE All-World ex US Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express an international over domestic investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index returned 5.95%, while the Direxion FTSE Russell International Over US ETF returned 6.72%.

The Direxion FTSE Russell US Over International ETF seeks investment results, before fees and expenses, that track the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index. The Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the FTSE All-World ex US Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a domestic over international investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000/FTSE All-World ex US 150/50 Net Spread Index returned 16.07%, while the Direxion FTSE Russell US Over International ETF returned 15.66%.

The Direxion MSCI Cyclicals Over Defensives ETF seeks investment results, before fees and expenses, that track the MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index. The MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Cyclical Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Defensive Sectors Index (the "Short Component").On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a cyclicals over defensives investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index returned 22.32%, while the Direxion MSCI Cyclicals Over Defensives ETF returned 22.21%.

The Direxion MSCI Defensives Over Cyclicals ETF seeks investment results, before fees and expenses, that track the MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index. The MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Defensive Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Cyclical Sectors Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund

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seeks to provide a vehicle for investors looking to efficiently express a defensives over cyclicals investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index returned 0.81%, while the Direxion MSCI Defensives Over Cyclicals ETF returned 0.73%.

The Direxion MSCI Developed Over Emerging Markets ETF seeks investment results, before fees and expenses, that track the MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index. The MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI EAFE IMI Index (the "Long Component") and 50% short exposure to the MSCI Emerging Markets IMI Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a developed over emerging investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index returned 9.42%, while the Direxion MSCI Developed Over Emerging Markets ETF returned 9.94%.

The Direxion MSCI Emerging Over Developed Markets ETF seeks investment results, before fees and expenses, that track the MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index. The MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI Emerging Markets IMI Index (the "Long Component") and 50% short exposure to the MSCI EAFE IMI Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express an emerging over developed investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index returned 6.71%, while the Direxion MSCI Emerging Over Developed Markets ETF returned 6.74%.

The Direxion Russell 1000® Growth Over Value ETF seeks investment results, before fees and expenses, that track the Russell 1000® Growth/Value 150/50 Net Spread Index. Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000® Growth/Value 150/50 Net Spread Index returned 18.05%, while the Direxion Russell 1000® Growth Over Value ETF returned 17.90%.

The Direxion Russell 1000® Value Over Growth ETF seeks investment results, before fees and expenses, that track the Russel 1000® Value/Growth 150/50 Net Spread Index. The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000® Value/Growth 150/50 Net Spread Index returned 9.07%, while the Direxion Russell 1000® Value Over Growth ETF returned 8.88%.

The Direxion Russell Large Over Small Cap ETF seeks investment results, before fees and expenses, that track the Russell 1000®/Russell 2000® 150/50 Net Spread Index. The Russell 1000®/Russell 2000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the Russell 2000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50%

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of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a large-capitalization over small-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000®/Russell 2000® 150/50 Net Spread Index returned 15.01%, while the Direxion Russell Large Over Small Cap ETF returned 14.86%.

The Direxion Russell Small Over Large Cap ETF seeks investment results, before fees and expenses, that track the Russell 2000®/Russell 1000® 150/50 Net Spread Index. The Russell 2000®/Russell 1000® 150/50 Net Spread Index) measures the performance of a portfolio that has 150% long exposure to the Russell 2000® Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a small-capitalization over large-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 2000®/Russell 1000® 150/50 Net Spread Index returned 8.83%, while the Direxion Russell Small Over Large Cap ETF returned 8.88%.

PortfolioPlus ETFs Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and, effective March 1, 2019, seek daily investment results, before fees and expenses, of 135% of the performance of a particular benchmark. The ETFs attempt to provide investment results that correlate to 135% of the return of a benchmark, meaning the ETFs attempt to move in the same direction as the benchmark.

Performance prior to March 1, 2019 reflects the ETFs previous daily leveraged investment objective of 125%.

These leveraged ETFs seek returns that are 135% of the return of their respective benchmark index for a single day and should not be expected to provide 1.35 times the return of its benchmark's cumulative return for periods greater than one day. The performance of the ETFs over longer periods may not correlate to the benchmarks performance. Each Fund is intended to be used by investors who intend to monitor their portfolios.

In seeking to achieve each ETF's daily investment results, Direxion Advisors, LLC (the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically "leveraged" investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met

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its daily investment goals, the Adviser maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting PortfolioPlus ETFs Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results of 135% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, an ETF incurs a cost of LIBOR plus or minus a spread. LIBOR may create a drag on an ETF's performance, so if interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

Optimized Baskets – Each ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying Index in the short-term.

Equity Dividends and Bond Interest – Equity ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Treasury ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities.

PortfolioPlus ETFs Performance Review:

The PortfolioPlus Developed Markets ETF sought to provide 125% of the daily return of the FTSE Developed All Cap ex U.S. Index from November 1, 2018 until February 28, 2019. The FTSE Developed All Cap ex US Index is a market-capitalization weighted index representing the performance of large-, mid- and small capitalization companies in developed markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers over 7,400 securities in 47 different countries and captures 98% of the world's investable market capitalization. For the stated period, the FTSE Developed All Cap ex U.S. Index returned 4.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Developed Markets ETF returned 5.00% for the same period, while the model indicated an expected return of 5.23%.

Beginning March 1, 2019, the PortfolioPlus Developed Markets ETF seeks to provide 135% of the daily return of the FTSE Developed All Cap ex U.S. Index. The FTSE Developed All Cap ex US Index is a market-capitalization weighted index representing the performance of large-, mid- and small capitalization companies in developed markets, excluding the USA.

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The index is derived from the FTSE Global Equity Index Series (GEIS), which covers over 7,400 securities in 47 different countries and captures 98% of the world's investable market capitalization. For the stated period, the FTSE Developed All Cap ex U.S. Index returned 3.46%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Developed Markets ETF returned 4.51% for the same period, while the model indicated an expected return of 4.66%.

The PortfolioPlus Emerging Markets ETF sought to provide 125% of the daily return of the FTSE Emerging Index from November 1, 2018 until February 28, 2019. The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the stated period, the FTSE Emerging Index returned 10.23%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Emerging Markets ETF returned 12.87% for the same period, while the model indicated an expected return of 12.73%.

Beginning March 1, 2019, the PortfolioPlus Emerging Markets ETF seeks to provide 135% of the daily return of the FTSE Emerging Index. The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the stated period, the FTSE Emerging Index returned 4.34%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Emerging Markets ETF returned 5.69% for the same period, while the model indicated an expected return of 5.82%.

The PortfolioPlus S&P 500® ETF sought to provide 125% of the daily return of the S&P 500® Index from November 1, 2018 until February 28, 2019. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float adjusted, market capitalization-weighted index. For the stated period, the S&P 500® Index returned 3.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P 500® ETF returned 3.94%, while the model indicated an expected return of 4.16%.

Beginning March 1, 2019, the PortfolioPlus S&P 500® ETF seeks to provide 135% of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float adjusted, market capitalization-weighted index. For the stated period, the S&P 500® Index returned 6.07%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P 500® ETF returned 8.00%, while the model indicated an expected return of 8.24%.

The PortfolioPlus S&P® Mid Cap ETF sought to provide 125% of the daily return of the S&P Mid Cap 400® Index from November 1, 2018 until February 28, 2019. The S&P Mid Cap 400® Index measures the performance of 400 mid-sized companies in the U.S. The Index is a float-adjusted market capitalization weighted index composed of liquid common stocks. For the stated period, the S&P Mid Cap 400® Index returned 5.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Mid Cap ETF returned 6.22% for the same period, while the model indicated an expected return of 6.46%.

Beginning March 1, 2019, the PortfolioPlus S&P® Mid Cap ETF seeks to provide 135% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index measures the performance of 400 mid-sized companies in the U.S. The Index is a float-adjusted market capitalization weighted index composed of liquid common stocks. For the stated period, the S&P Mid Cap 400® Index returned 3.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance

DIREXION SEMI-ANNUAL REPORT
10

of the Fund. The PortfolioPlus S&P® Mid Cap ETF returned 4.41% for the same period, while the model indicated an expected return of 4.58%.

The PortfolioPlus S&P® Small Cap ETF sought to provide 125% of the daily return of the S&P Small Cap 600® Index from November 1, 2018 until February 28, 2019. The S&P Small Cap 600® Index attempts to measure the performance of 600 small-capitalization companies in the U.S. The Index is a float-adjusted market capitalization weighted index. Standard & Poor's® selects companies with unadjusted market capitalizations of $450 million to $2.1 billion (USD) and based on market values, liquidity, financial viability and industry diversification. For the stated period, the S&P Small Cap 600® Index returned 3.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Small Cap ETF returned 3.28%, while the model indicated an expected return of 3.58%.

Beginning March 1, 2019, the PortfolioPlus S&P® Small Cap ETF seeks to provide 135% of the daily return of the S&P Small Cap 600® Index. The S&P Small Cap 600® Index attempts to measure the performance of 600 small-capitalization companies in the U.S. The Index is a float-adjusted market capitalization weighted index. Standard & Poor's® selects companies with unadjusted market capitalizations of $450 million to $2.1 billion (USD) and based on market values, liquidity, financial viability and industry diversification. For the stated period, the S&P Small Cap 600® Index returned 0.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Small Cap ETF returned 0.35%, while the model indicated an expected return of 0.46%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future.

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxioninvestments.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

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11

Investing in Leveraged ETFs may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The ETFs seek to return a multiple of the benchmark indexes for a single day are not designed to track their respective underlying indices over a period of time longer than one day.

With regard to PortfolioPlus ETFs as long term investment tools, compounding affects all investments, but has more impact on leveraged funds, particularly during periods of higher index volatility and longer holding periods. Due to periods of negative compounding caused by index volatility, a fund's return may be negative in the same period that its index's return is flat or positive.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Direxion Auspice Broad Commodity Strategy ETF – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage both the Fund and Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both the Fund and the Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Additionally, the Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Relative Weight ETFs Risks – Investing involves risk including possible loss of principal. The ETFs' investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments. There is no guarantee that the returns on an ETF's long or short positions will produce high, or even positive returns and the ETF could lose money if either or both of the ETF's long and short positions produce negative returns. Please see the summary and full prospectuses for a more complete description of these and other risks of the ETFs.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are a multiple of the return of their respective index for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry or sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2018 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
13

Expense Example (Unaudited)

April 30, 2019

As a shareholder of the Thematic Weight and PortfolioPlus Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2018 to April 30, 2019).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2018 to April 30, 2019" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period November 1, 2018 to April 30, 2019*
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.59%	$1,000.00	$1,077.70	$3.04
Based on hypothetical 5% return	0.59%	1,000.00	1,021.87	2.96
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	1,000.00	997.20	3.47
Based on hypothetical 5% return	0.70%	1,000.00	1,021.32	3.51
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,165.10	1.88
Based on hypothetical 5% return	0.35%	1,000.00	1,023.06	1.76
Direxion Zacks MLP High Income Index Shares
Based on actual fund return	0.65%	1,000.00	1,015.10	3.25
Based on hypothetical 5% return	0.65%	1,000.00	1,021.57	3.26

DIREXION SEMI-ANNUAL REPORT
14

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period November 1, 2018 to April 30, 2019*
Direxion FTSE Russell International Over US ETF[1]
Based on actual fund return	0.45%	$1,000.00	$1,067.20	$1.34
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
Direxion FTSE Russell US Over International ETF[1]
Based on actual fund return	0.48%	1,000.00	1,156.60	1.49
Based on hypothetical 5% return	0.48%	1,000.00	1,013.00	1.39
Direxion MSCI Cyclicals Over Defensives ETF[1]
Based on actual fund return	0.49%	1,000.00	1,222.10	1.57
Based on hypothetical 5% return	0.49%	1,000.00	1,012.97	1.42
Direxion MSCI Defensives Over Cyclicals ETF[1]
Based on actual fund return	0.45%	1,000.00	1,007.30	1.30
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
Direxion MSCI Developed Over Emerging Markets ETF[1]
Based on actual fund return	0.45%	1,000.00	1,099.40	1.36
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
Direxion MSCI Emerging Over Developed Markets ETF[1]
Based on actual fund return	0.45%	1,000.00	1,067.40	1.34
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
Direxion Russell 1000® Growth Over Value ETF[1]
Based on actual fund return	0.45%	1,000.00	1,179.00	1.41
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
Direxion Russell 1000® Value Over Growth ETF[1]
Based on actual fund return	0.45%	1,000.00	1,088.80	1.35
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
Direxion Russell Large Over Small Cap ETF[1]
Based on actual fund return	0.45%	1,000.00	1,148.60	1.39
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
Direxion Russell Small Over Large Cap ETF[1]
Based on actual fund return	0.45%	1,000.00	1,088.80	1.35
Based on hypothetical 5% return	0.45%	1,000.00	1,013.09	1.30
PortfolioPlus Developed Markets ETF
Based on actual fund return	0.01%	1,000.00	1,097.10	0.05
Based on hypothetical 5% return	0.01%	1,000.00	1,024.75	0.05
PortfolioPlus Emerging Markets ETF
Based on actual fund return	0.04%	1,000.00	1,193.20	0.22
Based on hypothetical 5% return	0.04%	1,000.00	1,024.60	0.20
PortfolioPlus S&P 500® ETF
Based on actual fund return	0.02%	1,000.00	1,122.50	0.11
Based on hypothetical 5% return	0.02%	1,000.00	1,024.70	0.10
PortfolioPlus S&P® Mid Cap ETF
Based on actual fund return	0.03%	1,000.00	1,108.60	0.16
Based on hypothetical 5% return	0.03%	1,000.00	1,024.65	0.15
PortfolioPlus S&P® Small Cap ETF
Based on actual fund return	0.06%	1,000.00	1,036.40	0.30
Based on hypothetical 5% return	0.06%	1,000.00	1,024.50	0.30

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2018 to April 30, 2019), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from January 16, 2019 (commencement of operations) to April 30, 2019, multiplied by 105 days (the number of days since commencement of operations to April 30, 2019), then divided by 365.

DIREXION SEMI-ANNUAL REPORT
15

Allocation of Portfolio Holdings (Unaudited)

April 30, 2019

	Cash*	Common Stocks	Master Limited Partnerships	Investment Companies	Futures	Swaps	Total
Direxion All Cap Insider Sentiment Shares	0%**	100%	—	—	—	—	100%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	101%	—	—	—	(1)%	—	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0%**	100%	—	—	—	—	100%
Direxion Zacks MLP High Income Index Shares	1%	—	99%	—	—	—	100%
Direxion FTSE Russell International Over US ETF	5%	—	—	97%	—	(2)%	100%
Direxion FTSE Russell US Over International ETF	3%	—	—	95%	—	2%	100%
Direxion MSCI Cyclicals Over Defensives ETF	4%	91%	—	—	—	5%	100%
Direxion MSCI Defensives Over Cyclicals ETF	9%	95%	—	—	—	(4)%	100%
Direxion MSCI Developed Over Emerging Markets ETF	4%	—	—	95%	—	1%	100%
Direxion MSCI Emerging Over Developed Markets ETF	4%	—	—	97%	—	(1)%	100%
Direxion Russell 1000® Growth Over Value ETF	2%	—	—	96%	—	2%	100%
Direxion Russell 1000® Value Over Growth ETF	6%	—	—	95%	—	(1)%	100%
Direxion Russell Large Over Small Cap ETF	4%	—	—	94%	—	2%	100%
Direxion Russell Small Over Large Cap ETF	5%	—	—	96%	—	(1)%	100%
PortfolioPlus Developed Markets ETF	0%**	—	—	99%	—	1%	100%
PortfolioPlus Emerging Markets ETF	0%**	—	—	100%	—	0%**	100%
PortfolioPlus S&P 500® ETF	(1)%	—	—	99%	—	2%	100%
PortfolioPlus S&P® Mid Cap ETF	0%**	—	—	99%	—	1%	100%
PortfolioPlus S&P® Small Cap ETF	1%	—	—	99%	—	0%**	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
16

Direxion All Cap Insider Sentiment Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 99.6%
Administrative and Support Services - 0.3%
6,586	The Brink's Co.	$526,419
Ambulatory Health Care Services - 1.8%
37,320	Select Medical Holdings Corp. (a)	536,289
80,686	Tivity Health, Inc. (a)(b)	1,744,431
4,935	U.S. Physical Therapy, Inc.	574,878
		2,855,598
Apparel Manufacturing - 0.7%
2,534	Cintas Corp.	550,233
12,788	G-III Apparel Group, Ltd. (a)	551,802
		1,102,035
Beverage and Tobacco Product Manufacturing - 1.9%
52,960	Altria Group, Inc.	2,877,317
Broadcasting (except Internet) - 4.4%
1,521	Charter Communications, Inc. (a)	564,580
60,297	Comcast Corp. Class A	2,624,728
57,720	Dish Network Corp. (a)	2,027,126
68,264	The E W Scripps Co. Class A	1,555,737
		6,772,171
Chemical Manufacturing - 7.3%
6,610	Abbott Laboratories	525,892
18,082	Allergan PLC ADR (Ireland)	2,658,054
7,284	Church & Dwight Co., Inc.	545,936
44,193	Corcept Therapeutics, Inc. (a)(b)	547,109
2,896	Ecolab, Inc.	533,096
2,309	IDEXX Laboratories, Inc. (a)	535,688
154,333	Innoviva, Inc. (a)	2,165,292
210,999	Lannett Co., Inc. (a)(b)	1,622,582
35,280	Sealed Air Corp.	1,644,754
20,843	Tupperware Brands Corp.	496,063
		11,274,466
Clothing and Clothing Accessories Stores - 1.9%
69,911	Nordstrom, Inc.	2,867,749
Computer and Electronic Product Manufacturing - 2.0%
2,690	Apple, Inc.	539,802
9,604	Integra LifeSciences Holdings Corp. (a)	501,233
29,290	KEMET Corp.	523,412
17,680	Methode Electronics, Inc.	521,737
1,514	Roper Technologies, Inc.	544,586
1,899	Thermo Fisher Scientific, Inc.	526,878
		3,157,648
Construction of Buildings - 1.7%
834	NVR, Inc. (a)	2,629,168
Credit Intermediation and Related Activities - 7.4%
8,930	First Financial Bankshares, Inc.	549,374
16,628	JPMorgan Chase & Co.	1,929,679
305,056	New York Community Bancorp, Inc.	3,547,801
132,787	United Community Banks, Inc.	3,728,659
30,888	Walker & Dunlop, Inc.	1,697,296
		11,452,809
Data Processing, Hosting and Related Services - 0.4%
2,653	WEX, Inc. (a)	557,926
Shares		Fair Value
Electronics and Appliance Stores - 2.2%
45,462	Best Buy Co., Inc.	$3,382,827
Food Manufacturing - 3.9%
127,623	Flowers Foods, Inc.	2,774,524
62,953	General Mills, Inc.	3,240,191
		6,014,715
Food Services and Drinking Places - 7.0%
38,062	Brinker International, Inc.	1,627,911
745	Chipotle Mexican Grill, Inc. (a)	512,590
16,378	Darden Restaurants, Inc.	1,926,053
64,660	Red Robin Gourmet Burgers, Inc. (a)	2,071,060
62,182	The Cheesecake Factory, Inc. (b)	3,085,471
15,415	Yum! Brands, Inc.	1,609,172
		10,832,257
Funds, Trusts, and Other Financial Vehicles - 1.6%
131,505	ARMOUR Residential REIT, Inc.	2,509,115
General Merchandise Stores - 3.2%
2,167	Costco Wholesale Corp.	532,063
17,786	Dollar Tree, Inc. (a)	1,979,226
31,892	Target Corp.	2,469,079
		4,980,368
Health and Personal Care Stores - 1.2%
77,628	Sally Beauty Holdings, Inc. (a)	1,374,016
1,499	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	523,121
		1,897,137
Insurance Carriers and Related Activities - 18.1%
71,904	Aflac, Inc.	3,622,523
35,560	Cincinnati Financial Corp.	3,420,161
73,453	Hartford Financial Services Group, Inc.	3,842,326
77,607	Mercury General Corp.	4,173,704
153,500	Old Republic International Corp.	3,432,260
32,577	Progressive Corp.	2,545,893
19,155	RenaissanceRe Holdings Ltd.	2,975,921
24,640	Travelers Companies, Inc.	3,542,000
32,336	United Insurance Holdings Corp.	495,388
		28,050,176
Machinery Manufacturing - 2.1%
5,235	Alamo Group, Inc.	542,555
10,550	Lam Research Corp.	2,188,387
16,006	Terex Corp.	533,480
		3,264,422
Management of Companies and Enterprises - 4.6%
136,597	Berkshire Hills Bancorp, Inc.	4,096,544
146,498	Dime Community Bancshares, Inc.	2,951,935
		7,048,479
Merchant Wholesalers, Durable Goods - 1.2%
14,410	KLA-Tencor Corp.	1,836,987
Miscellaneous Manufacturing - 1.7%
2,755	Edwards Lifesciences Corp. (a)	485,073
7,828	EnPro Industries, Inc.	581,777

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion All Cap Insider Sentiment Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Miscellaneous Manufacturing (continued)
2,697	Stryker Corp.	$509,490
1,738	Teleflex, Inc.	497,381
4,155	Zimmer Biomet Holdings, Inc.	511,730
		2,585,451
Nonstore Retailers - 0.4%
289	Amazon.com, Inc. (a)	556,764
Oil and Gas Extraction - 1.7%
20,614	Cabot Oil & Gas Corp.	533,697
17,110	Devon Energy Corp.	549,915
5,594	EOG Resources, Inc.	537,304
70,437	Gulfport Energy Corp. (a)	461,362
12,813	PDC Energy, Inc. (a)	557,237
		2,639,515
Performing Arts, Spectator Sports, and Related Industries - 0.7%
11,028	Activision Blizzard, Inc.	531,660
5,797	Churchill Downs, Inc.	584,627
		1,116,287
Petroleum and Coal Products Manufacturing - 1.5%
20,003	Chevron Corp.	2,401,560
Plastics and Rubber Products Manufacturing - 0.3%
27,802	Goodyear Tire & Rubber Co.	534,076
Primary Metal Manufacturing - 0.3%
29,570	Olympic Steel, Inc.	479,625
Professional, Scientific, and Technical Services - 2.5%
2,966	Accenture PLC Class A ADR (Ireland)	541,799
66,013	Nielsen Holdings PLC	1,685,312
54,604	Perficient, Inc. (a)	1,607,542
		3,834,653
Publishing Industries (except Internet) - 1.4%
40,559	Oracle Corp.	2,244,130
Real Estate - 0.3%
10,315	CBRE Group, Inc. Class A (a)	537,103
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 5.1%
43,825	E*TRADE Financial Corp.	2,220,175
113,517	Invesco Ltd.	2,493,968
9,668	SEI Investments Co.	526,423
35,520	Stifel Financial Corp.	2,119,478
73,082	WisdomTree Investments, Inc.	526,190
		7,886,234
Support Activities for Mining - 0.7%
47,254	Diamond Offshore Drilling, Inc. (a)(b)	458,836
8,822	Hess Corp.	565,667
		1,024,503
Telecommunications - 4.2%
116,956	AT&T, Inc.	3,620,958
49,562	Verizon Communications, Inc.	2,834,451
		6,455,409
Shares		Fair Value
Transportation Equipment Manufacturing - 1.1%
1,768	Lockheed Martin Corp.	$589,328
5,990	Polaris Industries, Inc.	577,436
1,129	TransDigm Group, Inc. (a)	544,765
		1,711,529
Utilities - 2.8%
29,078	Dominion Resources, Inc.	2,264,304
29,752	ONEOK, Inc.	2,021,053
		4,285,357
	TOTAL COMMON STOCKS (Cost $149,421,878)	$154,181,985
SHORT TERM INVESTMENTS - 1.3%
Money Market Funds - 1.3%
2,084,466	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$2,084,466
	TOTAL SHORT TERM INVESTMENTS (Cost $2,084,466)	$2,084,466
	TOTAL INVESTMENTS (Cost $151,506,344) - 100.9%	$156,266,451
	Liabilities in Excess of Other Assets - (0.9)%	(1,396,989)
	TOTAL NET ASSETS - 100.0%	$154,869,462

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Recepit

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Direxion Auspice Broad Commodity Strategy ETF

Consolidated Schedule of Investments (Unaudited)

April 30, 2019

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $-) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	42,026,913
TOTAL NET ASSETS - 100.0%	$42,026,913

Percentages are stated as a percent of net assets.

(a)  $1,465,803 of cash is pledged as collateral for futures contracts.

Long Futures Contracts (Unaudited)

April 30, 2019

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), Net	Unrealized Appreciation (Depreciation)
Copper	7/29/2019	67	$4,864,200	$11,725	$(30,964)
Gasoline	9/30/2019	45	3,434,130	49,518	43,887
Gold	6/26/2019	68	8,742,760	28,560	(149,181)
NY Harbor Ultra-Low Sulfur Diesel	5/31/2019	54	4,712,677	54,432	8,643
Silver	7/29/2019	63	4,719,960	16,065	(16,301)
Sugar	9/30/2019	174	2,473,027	—	(283,754)
WTI Crude Oil	2/20/2020	60	3,718,200	23,400	17,649
			$32,664,954	$183,700	$(410,021)

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 99.8%
Accommodation - 1.1%
18,269	Marriott International, Inc. Class A	$2,492,257
Administrative and Support Services - 4.1%
14,383	Automatic Data Processing, Inc.	2,364,422
1,279	Booking Holdings, Inc. (a)	2,372,532
28,194	Paychex, Inc.	2,377,036
22,177	PayPal Holdings, Inc. (a)	2,500,900
		9,614,890
Air Transportation - 2.1%
71,080	American Airlines Group, Inc.	2,429,514
27,345	United Continental Holdings, Inc. (a)	2,429,877
		4,859,391
Amusement, Gambling, and Recreation Industries - 1.2%
19,299	Wynn Resorts Ltd.	2,787,740
Apparel Manufacturing - 2.2%
10,871	Cintas Corp.	2,360,529
15,758	Lululemon Athletica Inc. (a)	2,778,923
		5,139,452
Beverage and Tobacco Product Manufacturing - 2.0%
37,070	Monster Beverage Corp. (a)	2,209,372
19,319	PepsiCo, Inc.	2,473,798
		4,683,170
Broadcasting (except Internet) - 3.8%
6,278	Charter Communications, Inc. (a)	2,330,331
55,204	Comcast Corp. Class A	2,403,030
26,424	FOX Corp. Class A (a)	1,030,272
27,068	FOX Corp. Class B (a)	1,042,118
362,102	Sirius XM Holdings, Inc. (b)	2,103,812
		8,909,563
Building Material and Garden Equipment and Supplies Dealers - 1.1%
35,871	Fastenal Co.	2,530,699
Chemical Manufacturing - 9.1%
16,418	Alexion Pharmaceuticals, Inc. (a)	2,234,983
23,636	BioMarin Pharmaceutical, Inc. (a)	2,021,587
25,255	Celgene Corp. (a)	2,390,638
34,045	Gilead Sciences, Inc.	2,214,287
10,332	IDEXX Laboratories, Inc. (a)	2,397,024
7,212	Illumina, Inc. (a)	2,250,144
26,349	Incyte Corp. (a)	2,023,603
79,533	Mylan NV (a)	2,146,596
5,386	Regeneron Pharmaceuticals, Inc. (a)	1,848,152
11,883	Vertex Pharmaceuticals, Inc. (a)	2,007,989
		21,535,003
Clothing and Clothing Accessories Stores - 1.0%
24,854	Ross Stores, Inc.	2,427,242
Computer and Electronic Product Manufacturing - 17.7%
95,928	Advanced Micro Devices, Inc. (a)(b)	2,650,491
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
20,428	Analog Devices, Inc.	$2,374,551
12,005	Apple, Inc.	2,409,043
7,696	Broadcom, Inc.	2,450,406
41,991	Cisco Systems, Inc.	2,349,397
41,121	Intel Corp.	2,098,816
41,270	Maxim Integrated Products, Inc.	2,476,200
25,945	Microchip Technology, Inc. (b)	2,591,646
56,504	Micron Technology, Inc. (a)	2,376,558
32,829	NetApp, Inc.	2,391,593
13,155	NVIDIA Corp.	2,381,055
23,926	NXP Semiconductors NV	2,527,064
39,477	Qualcomm, Inc.	3,400,154
26,672	Skyworks Solutions, Inc.	2,351,937
20,175	Texas Instruments, Inc.	2,377,220
46,450	Western Digital Corp.	2,374,524
17,996	Xilinx, Inc.	2,162,039
		41,742,694
Data Processing, Hosting and Related Services - 1.0%
25,906	Fiserv, Inc. (a)	2,260,039
Food Manufacturing - 2.0%
46,740	Mondelez International, Inc.	2,376,729
69,624	The Kraft Heinz Co.	2,314,302
		4,691,031
Food Services and Drinking Places - 1.0%
31,616	Starbucks Corp.	2,455,931
General Merchandise Stores - 2.0%
9,565	Costco Wholesale Corp.	2,348,495
22,369	Dollar Tree, Inc. (a)	2,489,222
		4,837,717
Health and Personal Care Stores - 1.8%
6,599	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,302,919
35,672	Walgreens Boots Alliance Inc.	1,910,949
		4,213,868
Insurance Carriers and Related Activities - 1.0%
12,865	Willis Towers Watson PLC	2,371,534
Machinery Manufacturing - 3.1%
55,311	Applied Materials, Inc.	2,437,556
11,583	ASML Holding NV ADR (Netherlands)	2,418,762
12,254	Lam Research Corp.	2,541,847
		7,398,165
Merchant Wholesalers, Durable Goods - 2.0%
37,679	Henry Schein, Inc. (a)	2,413,717
18,677	KLA-Tencor Corp.	2,380,944
		4,794,661
Miscellaneous Manufacturing - 3.2%
8,851	Align Technology, Inc. (a)	2,873,743
25,760	Hasbro, Inc.	2,623,913
4,006	Intuitive Surgical, Inc. (a)	2,045,584
		7,543,240

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Motion Picture and Sound Recording Industries - 1.9%
6,182	Netflix, Inc. (a)	$2,290,678
23,878	Take-Two Interactive Software, Inc. (a)	2,312,107
		4,602,785
Motor Vehicle and Parts Dealers - 1.0%
6,035	O'Reilly Automotive, Inc. (a)	2,284,670
Nonstore Retailers - 3.0%
1,306	Amazon.com, Inc. (a)	2,516,035
61,550	eBay, Inc.	2,385,063
4,574	MercadoLibre, Inc. (a)	2,214,456
		7,115,554
Other Information Services - 6.1%
938	Alphabet, Inc. Class A (a)	1,124,625
943	Alphabet, Inc. Class C (a)	1,120,737
13,109	Baidu, Inc. ADR China (a)	2,179,109
13,456	Facebook, Inc. (a)	2,602,390
42,913	Liberty Global PLC Class A (a)	1,159,080
44,030	Liberty Global PLC Class C (a)	1,151,385
9,217	NetEase.com, Inc. ADR (China)	2,622,513
12,301	VeriSign, Inc. (a)	2,428,832
		14,388,671
Performing Arts, Spectator Sports, and Related Industries - 1.9%
50,056	Activision Blizzard, Inc.	2,413,200
22,569	Electronic Arts, Inc. (a)	2,136,156
		4,549,356
Professional, Scientific, and Technical Services - 5.7%
11,678	Amgen, Inc.	2,094,099
6,771	Biogen, Inc. (a)	1,552,184
36,629	Cadence Design Systems, Inc. (a)	2,541,320
38,579	Cerner Corp. (a)	2,563,575
30,974	Cognizant Technology Solutions Corp. Class A	2,259,863
17,393	Verisk Analytics, Inc. Class A	2,454,848
		13,465,889
Publishing Industries (except Internet) - 10.1%
8,694	Adobe Systems, Inc. (a)	2,514,740
14,573	Autodesk, Inc. (a)	2,597,054
17,778	Check Point Software Technologies Ltd. (a)	2,146,871
22,147	Citrix Systems, Inc.	2,235,961
53,613	Ctrip.com International Ltd. ADR (China) (a)	2,361,653
8,653	Intuit, Inc.	2,172,422
19,271	Microsoft Corp.	2,516,793
97,053	Symantec Corp.	2,349,653
20,465	Synopsys, Inc. (a)	2,477,902
11,969	Workday, Inc. (a)	2,461,185
		23,834,234
Rail Transportation - 1.0%
30,686	CSX Corp.	2,443,526
Support Activities for Transportation - 1.0%
18,381	Expedia, Inc.	2,386,589
Shares		Fair Value
Telecommunications - 2.0%
79,989	JD.com, Inc. ADR (China) (a)	$2,421,267
30,413	T-Mobile US, Inc. (a)	2,219,845
		4,641,112
Transportation Equipment Manufacturing - 1.8%
33,027	Paccar, Inc.	2,367,045
8,107	Tesla Motors, Inc. (a)(b)	1,935,060
		4,302,105
Truck Transportation - 0.9%
21,624	J.B. Hunt Transport Services, Inc.	2,043,035
Utilities - 0.9%
39,540	Xcel Energy, Inc.	2,234,010
	TOTAL COMMON STOCKS (Cost $203,677,569)	$235,579,823
SHORT TERM INVESTMENTS - 1.3%
Money Market Funds - 1.3%
3,113,675	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$3,113,675
	TOTAL SHORT TERM INVESTMENTS (Cost $3,113,675)	$3,113,675
	TOTAL INVESTMENTS (Cost $206,791,244) - 101.1%	$238,693,498
	Liabilities in Excess of Other Assets - (1.1)%	(2,750,541)
	TOTAL NET ASSETS - 100.0%	$235,942,957

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan. See Note 2.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral. See Note 2.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion Zacks MLP High Income Index Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
MASTER LIMITED PARTNERSHIPS - 98.9%
Gasoline Stations - 4.6%
64,657	Amerigas Partners LP	$2,344,463
Merchant Wholesalers, Nondurable Goods - 4.7%
169,704	NGL Energy Partners LP	2,419,979
Mining (except Oil and Gas) - 3.9%
102,468	Alliance Resource Partners LP (a)	1,974,558
Nonstore Retailers - 8.4%
62,883	Crestwood Equity Partners LP	2,307,177
85,949	Suburban Propane Partners LP (a)	2,005,190
		4,312,367
Oil and Gas Extraction - 11.6%
55,558	Andeavor Logistics LP	1,862,860
72,064	Enterprise Products Partners LP	2,063,192
63,162	Western Midstream Partners LP	1,994,656
		5,920,708
Pipeline Transportation - 44.9%
126,927	BP Midstream Partners LP	1,835,364
65,270	Buckeye Partners LP	2,183,934
124,939	CNX Midstream Partners LP (a)	1,937,804
59,470	DCP Midstream Partners LP	1,849,517
43,577	EQT Midstream Partners LP	2,004,542
64,995	Holly Energy Partners LP (a)	1,767,214
32,450	Magellan Midstream Partners LP	2,012,225
56,777	MPLX LP	1,831,626
87,571	Plains All American Pipeline LP	2,027,269
98,131	Shell Midstream Partners LP	1,973,414
149,927	Summit Midstream Partners LP (a)	1,244,394
62,724	TC Pipelines LP (a)	2,239,247
		22,906,550
Support Activities for Mining - 8.6%
117,712	Black Stone Minerals LP (a)	2,134,118
134,369	USA Compression Partners LP (a)	2,276,211
		4,410,329
Utilities - 4.0%
135,554	Energy Transfer Equity LP	2,049,577
Water Transportation - 8.2%
148,807	Golar LNG Partners LP (a)	1,880,921
155,057	Teekay LNG Partners LP (a)	2,293,293
		4,174,214
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $51,296,847)	$50,512,745
Shares		Fair Value
SHORT TERM INVESTMENTS - 21.6%
Money Market Funds - 21.6%
11,026,831	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)(c)	$11,026,831
	TOTAL SHORT TERM INVESTMENTS (Cost $11,026,831)	$11,026,831
	TOTAL INVESTMENTS (Cost $62,323,678) - 120.5%	$61,539,576
	Liabilities in Excess of Other Assets - (20.5)%	(10,476,695)
	TOTAL NET ASSETS - 100.0%	$51,062,881

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  A portion of this security represents a security on loan.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of this security represents an investment of securities lending collateral.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion FTSE Russell International Over US ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 97.2%
276,443	Vanguard FTSE All-World ex-US ETF (a)	$14,258,930
	TOTAL INVESTMENT COMPANIES (Cost $13,125,448)	$14,258,930
SHORT TERM INVESTMENTS - 1.8%
Money Market Funds - 1.8%
260,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$260,000
	TOTAL SHORT TERM INVESTMENTS (Cost $260,000)	$260,000
	TOTAL INVESTMENTS (Cost $13,385,448) - 99.0% (c)	$14,518,930
	Other Assets in Excess of Liabilities - 1.0%	153,777
	TOTAL NET ASSETS - 100.0%	$14,672,707

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,510,574.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of FTSE All-World ex US Index	2.7374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	150,256	$7,137,896	$582,579

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.4874% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index	Credit Suisse Capital LLC	12/20/2019	4,496	$6,499,705	$(827,390)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion FTSE Russell US Over International ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 94.9%
100,701	iShares Russell 1000 ETF (a)	$16,464,613
	TOTAL INVESTMENT COMPANIES (Cost $14,826,207)	$16,464,613
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
7	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$7
	TOTAL SHORT TERM INVESTMENTS (Cost $7)	$7
	TOTAL INVESTMENTS (Cost $14,826,214) - 94.9% (c)	$16,464,620
	Other Assets in Excess of Liabilities - 5.1%	884,631
	TOTAL NET ASSETS - 100.0%	$17,349,251

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,827,495.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Index	2.7374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	5,858	$8,555,140	$983,652

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.4874% representing 1 month LIBOR rate + spread	Total return of Vanguard FTSE All-World ex-US ETF	Credit Suisse Capital LLC	12/20/2019	168,178	$8,048,204	$(600,513)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion MSCI Cyclicals Over Defensives ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 90.9%
Accommodation - 0.5%
233	Hilton Worldwide Holdings, Inc.	$20,269
610	Host Hotels & Resorts, Inc.	11,736
243	Marriott International, Inc. Class A	33,150
420	MGM Resorts International	11,185
33	Vail Resorts, Inc.	7,552
		83,892
Administrative and Support Services - 4.0%
360	Automatic Data Processing, Inc.	59,180
39	Booking Holdings, Inc. (a)	72,345
96	Broadridge Financial Solutions, Inc.	11,341
99	Equifax, Inc.	12,469
75	Gartner, Inc. (a)	11,923
322	IHS Markit Ltd. (a)	18,438
224	Iron Mountain, Inc.	7,276
53	ManpowerGroup, Inc.	5,090
142	Moody's Corp.	27,920
266	Paychex, Inc.	22,426
925	PayPal Holdings, Inc. (a)	104,312
101	Robert Half International, Inc.	6,271
121	Rollins, Inc.	4,679
135	Total System Services, Inc.	13,802
152	TransUnion	10,587
87	TripAdvisor, Inc. (a)	4,631
1,461	Visa, Inc. Class A	240,232
353	Waste Management, Inc.	37,891
		670,813
Air Transportation - 0.1%
95	American Airlines Group, Inc.	3,247
142	Delta Air Lines, Inc.	8,278
118	Southwest Airlines Co.	6,399
56	United Continental Holdings, Inc. (a)	4,976
		22,900
Amusement, Gambling, and Recreation Industries - 1.5%
130	Global Payments, Inc.	18,989
324	Las Vegas Sands Corp.	21,724
1,483	The Walt Disney Co.	203,127
80	Wynn Resorts Ltd.	11,556
		255,396
Apparel Manufacturing - 0.5%
123	Capri Holdings Ltd. (a)	5,422
74	Cintas Corp.	16,068
296	Hanesbrands, Inc.	5,349
82	Lululemon Athletica, Inc. (a)	14,461
63	PVH Corp.	8,126
153	Under Armour, Inc. Class A (a)	3,533
157	Under Armour, Inc. Class C (a)	3,253
277	V F Corp.	26,151
		82,363
Broadcasting (except Internet) - 1.7%
278	CBS Corp. Class B	14,253
133	Charter Communications, Inc. (a)	49,368
3,760	Comcast Corp. Class A	163,673
Shares		Fair Value
Broadcasting (except Internet) (continued)
128	Discovery Communications, Inc. Class A (a)	$3,955
251	Discovery Communications, Inc. Class C (a)	7,219
188	Dish Network Corp. (a)	6,603
289	FOX Corp. Class A (a)	11,268
120	FOX Corp. Class B (a)	4,620
88	Liberty Broadband Corp. (a)	8,686
354	Qurate Retail, Inc. (a)	6,036
1,372	Sirius XM Holdings, Inc. (b)	7,971
		283,652
Building Material and Garden Equipment and Supplies Dealers - 1.7%
236	Fastenal Co.	16,650
667	Lowe's Companies, Inc.	75,464
941	The Home Depot, Inc.	191,682
		283,796
Chemical Manufacturing - 1.6%
180	Air Products & Chemicals, Inc.	37,042
89	Albemarle Corp.	6,680
111	Celanese Corp.	11,976
192	CF Industries Holdings, Inc.	8,598
1,897	DowDuPont, Inc.	72,940
116	Eastman Chemical Co.	9,150
214	Ecolab, Inc.	39,393
111	FMC Corp.	8,776
70	International Flavors & Fragrances, Inc.	9,645
272	LyondellBasell Industries N.V. Class A ADR (Netherlands)	23,999
301	Mosaic Co.	7,859
199	PPG Industries, Inc.	23,383
131	Sealed Air Corp.	6,107
145	The Chemours Co.	5,221
32	Westlake Chemical Corp.	2,232
		273,001
Clothing and Clothing Accessories Stores - 0.7%
191	Gap, Inc.	4,981
194	L Brands, Inc.	4,974
96	Nordstrom, Inc.	3,938
310	Ross Stores, Inc.	30,275
91	Tiffany & Co.	9,812
1,021	TJX Companies, Inc.	56,032
		110,012
Computer and Electronic Product Manufacturing - 12.8%
762	Advanced Micro Devices, Inc. (a)	21,054
247	Amphenol Corp. Class A	24,591
306	Analog Devices, Inc.	35,569
3,924	Apple, Inc.	787,429
43	Arista Networks, Inc. (a)	13,428
342	Broadcom, Inc.	108,893
3,718	Cisco Systems, Inc.	208,022
141	Cognex Corp.	7,111
123	Dell Tecnologies, Inc. (a)	8,291
438	Flextronics International Ltd. (a)	4,836
113	FLIR System, Inc.	5,982

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion MSCI Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
247	Fortive Corp.	$21,326
93	Garmin Ltd.	7,974
96	Harris Corp.	16,176
1,301	HP, Inc.	25,955
3,792	Intel Corp.	193,544
31	IPG Photonics Corp. (a)	5,417
761	Johnson Controls International PLC	28,537
284	Juniper Networks, Inc.	7,887
154	Keysight Technologies, Inc. (a)	13,403
64	L3 Technologies, Inc.	13,989
511	Marvell Technology Group Ltd.	12,785
229	Maxim Integrated Products, Inc.	13,740
194	Microchip Technology, Inc.	19,379
954	Micron Technology, Inc. (a)	40,125
133	Motorola Solutions, Inc.	19,273
213	NetApp, Inc.	15,517
136	Northrop Grumman Corp.	39,428
475	NVIDIA Corp.	85,975
350	ON Semiconductor Corp. (a)	8,071
103	Qorvo, Inc. (a)	7,788
1,002	Qualcomm, Inc.	86,302
235	Raytheon Co.	41,734
85	Roper Technologies, Inc.	30,574
224	Seagate Technology PLC	10,824
140	Sensata Technologies Holdings PLC (a)	6,992
147	Skyworks Solutions, Inc.	12,962
799	Texas Instruments, Inc.	94,146
206	Trimble, Inc. (a)	8,409
240	Western Digital Corp.	12,269
208	Xilinx, Inc.	24,989
		2,150,696
Construction of Buildings - 0.3%
295	D.R. Horton, Inc.	13,072
240	Lennar Corp. Class A	12,487
3	NVR, Inc. (a)	9,457
222	PulteGroup, Inc.	6,984
		42,000
Couriers and Messengers - 0.6%
207	FedEx Corp.	39,218
570	United Parcel Service, Inc. Class B	60,546
		99,764
Credit Intermediation and Related Activities - 10.3%
347	Ally Financial, Inc.	10,309
602	American Express Co.	70,573
117	Ameriprise Financial, Inc.	17,172
7,701	Bank of America Corp.	235,497
822	Bank of New York Mellon Corp.	40,821
637	BB&T Corp.	32,614
393	Capital One Financial Corp.	36,482
93	CIT Group, Inc.	4,954
2,020	Citigroup, Inc.	142,814
391	Citizens Financial Group, Inc.	14,154
141	Comerica, Inc.	11,081
282	Discover Financial Services	22,980
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
119	East West Bancorp, Inc.	$6,126
270	Fidelity National Information Services, Inc.	31,301
642	Fifth Third Bancorp	18,503
134	First Republic Bank	14,153
73	FleetCor Technologies, Inc. (a)	19,049
169	H & R Block, Inc.	4,599
908	Huntington Bancshares, Inc.	12,639
2,764	JPMorgan Chase & Co.	320,762
865	KeyCorp	15,181
112	M&T Bank Corp.	19,048
759	MasterCard, Inc. Class A	192,968
174	Northern Trust Corp.	17,148
314	People's United Financial, Inc.	5,429
382	PNC Financial Services Group, Inc.	52,307
907	Regions Financial Corp.	14,086
46	Signature Bank	6,075
312	State Street Corp.	21,110
379	SunTrust Banks, Inc.	24,817
44	SVB Financial Group (a)	11,076
579	Synchrony Financial	20,074
1,273	U.S. Bancorp	67,876
3,698	Wells Fargo & Co.	179,020
368	Western Union Co.	7,154
160	Zions Bancorp	7,893
		1,727,845
Data Processing, Hosting and Related Services - 0.5%
101	CDK Global, Inc.	6,092
30	CoStar Group, Inc. (a)	14,888
441	First Data Corp. (a)	11,404
333	Fiserv, Inc. (a)	29,051
1,219	Hewlett Packard Enterprise Co.	19,272
		80,707
Electrical Equipment, Appliance, and Component Manufacturing - 1.0%
119	A.O. Smith Corp.	6,256
191	AMETEK, Inc.	16,840
666	Corning, Inc.	21,212
356	Eaton Corp PLC	29,484
517	Emerson Electric Co.	36,702
101	Rockwell Automation, Inc.	18,252
287	TE Connectivity Ltd.	27,452
53	Whirlpool Corp.	7,357
		163,555
Electronics and Appliance Stores - 0.1%
207	Best Buy Co., Inc.	15,403
Fabricated Metal Product Manufacturing - 0.4%
178	Axalta Coating Systems Ltd. (a)	4,802
269	Ball Corp.	16,124
111	Crown Holdings, Inc. (a)	6,452
109	Parker Hannifin Corp.	19,738
137	Pentair PLC	5,342
126	Stanley Black & Decker, Inc.	18,472
		70,930

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Direxion MSCI Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Food and Beverage Stores - 0.0% (†)
74	Grubhub, Inc. (a)	$4,942
Food Services and Drinking Places - 1.6%
21	Chipotle Mexican Grill, Inc. (a)	14,449
102	Darden Restaurants, Inc.	11,995
33	Domino's Pizza, Inc.	8,929
638	McDonald's Corp.	126,049
1,026	Starbucks Corp.	79,700
47	Wayfair, Inc. (a)	7,621
261	Yum! Brands, Inc.	27,246
		275,989
Funds, Trusts, and Other Financial Vehicles - 0.1%
426	AGNC Investment Corp.	7,579
General Merchandise Stores - 0.7%
56	Burlington Stores, Inc. (a)	9,459
218	Dollar General Corp.	27,487
196	Dollar Tree, Inc. (a)	21,811
137	Kohl's Corp.	9,741
252	Macy's, Inc.	5,932
411	Target Corp.	31,820
100	Tractor Supply Co.	10,350
		116,600
Health and Personal Care Stores - 0.1%
47	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	16,402
Insurance Carriers and Related Activities - 4.8%
631	Aflac, Inc.	31,790
12	Alleghany Corp. (a)	7,883
285	Allstate Corp.	28,232
62	American Financial Group, Inc.	6,419
731	American International Group, Inc.	34,774
200	Aon PLC	36,028
333	Arch Capital Group Ltd. (a)	11,249
150	Arthur J. Gallagher & Co.	12,543
44	Assurant, Inc.	4,180
129	Athene Holding Ltd. (a)	5,826
196	AXA Equitable Holdings, Inc.	4,447
1,067	Berkshire Hathaway, Inc. Class B (a)	231,230
89	Brighthouse Financial, Inc. (a)	3,719
381	Chubb Limited	55,321
127	Cincinnati Financial Corp.	12,215
34	Everest Re Group Ltd.	8,007
295	Hartford Financial Services Group, Inc.	15,431
178	Lincoln National Corp.	11,876
221	Loews Corp.	11,335
11	Markel Corp. (a)	11,787
415	Marsh & McLennan Companies, Inc.	39,130
695	MetLife, Inc.	32,060
234	Principal Financial Group, Inc.	13,375
479	Progressive Corp.	37,434
343	Prudential Financial, Inc.	36,259
52	Reinsurance Group of America, Inc.	7,878
33	RenaissanceRe Holdings Ltd.	5,127
88	Torchmark Corp.	7,714
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
220	Travelers Companies, Inc.	$31,625
180	Unum Group	6,646
132	Voya Financial, Inc.	7,245
120	W.R. Berkley Corp.	7,356
108	Willis Towers Watson PLC	19,909
		796,050
Leather and Allied Product Manufacturing - 0.6%
1,053	NIKE, Inc. Class B	92,485
237	Tapestry, Inc.	7,648
		100,133
Machinery Manufacturing - 2.0%
808	Applied Materials, Inc.	35,609
489	Caterpillar, Inc.	68,176
128	Cummins, Inc.	21,285
251	Deere & Co.	41,573
108	Flowserve Corp.	5,295
7,146	General Electric Co.	72,675
63	IDEX Corp.	9,870
202	Ingersoll-Rand PLC	24,767
130	Lam Research Corp.	26,966
46	Middleby Corp. (a)	6,078
46	Snap-on, Inc.	7,741
148	Xylem, Inc.	12,343
		332,378
Materials - 0.5%
453	Linde PLC	81,658
Merchant Wholesalers, Durable Goods - 1.7%
482	3M Co.	91,344
72	Arrow Electronics, Inc. (a)	6,085
117	Fortune Brands Home & Security, Inc.	6,175
144	HD Supply Holdings, Inc. (a)	6,579
611	Honeywell International, Inc.	106,088
36	Huntington Ingalls Industries, Inc.	8,013
247	Jefferies Financial Group, Inc.	5,081
134	KLA-Tencor Corp.	17,082
107	Leggett & Platt, Inc.	4,212
30	Lennox International, Inc.	8,143
262	LKQ Corp. (a)	7,886
52	Mohawk Industries, Inc. (a)	7,085
210	WestRock Co.	8,060
189	Xerox Corp.	6,305
		288,138
Merchant Wholesalers, Nondurable Goods - 0.5%
33	Acuity Brands, Inc.	4,829
248	Illinois Tool Works, Inc.	38,596
45	Ralph Lauren Corp.	5,921
69	The Sherwin Williams Co.	31,383
		80,729
Mining (except Oil and Gas) - 0.4%
1,132	Freeport-McMoRan Copper & Gold, Inc.	13,935
52	Martin Marietta Materials, Inc.	11,539
674	Newmont Mining Corp.	20,934
109	Vulcan Materials Co.	13,746
		60,154
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion MSCI Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Miscellaneous Manufacturing - 0.2%
121	Dover Corp.	$11,863
99	Hasbro, Inc.	10,084
283	Mattel, Inc. (a)	3,450
204	Textron, Inc.	10,812
		36,209
Motion Picture and Sound Recording Industries - 0.8%
358	Netflix, Inc. (a)	132,653
94	Take-Two Interactive Software, Inc. (a)	9,102
		141,755
Motor Vehicle and Parts Dealers – 0.4%
61	Advance Auto Parts, Inc.	10,145
22	AutoZone, Inc. (a)	22,623
145	CarMax, Inc. (a)	11,290
66	O'Reilly Automotive, Inc. (a)	24,986
		69,044
Nonmetallic Mineral Product Manufacturing - 0.0%(†)
91	Owens Corning	4,666
Nonstore Retailers - 4.4%
344	Amazon.com, Inc. (a)	662,723
172	Copart, Inc. (a)	11,579
773	eBay, Inc.	29,953
34	MercadoLibre, Inc. (a)	16,461
39	W.W. Grainger, Inc.	10,998
		731,714
Other Information Services - 6.2%
246	Alphabet, Inc. Class A (a)	294,944
259	Alphabet, Inc. Class C (a)	307,816
1,983	Facebook, Inc. (a)	383,512
153	Liberty Global PLC Class A (a)	4,133
431	Liberty Global PLC Class C (a)	11,271
561	Twitter, Inc. (a)	22,390
90	VeriSign, Inc. (a)	17,770
		1,041,836
Paper Manufacturing - 0.1%
319	International Paper Co.	14,932
78	Packaging Corp of America	7,735
		22,667
Performing Arts, Spectator Sports, and Related Industries - 0.4%
596	Activision Blizzard, Inc.	28,733
251	Electronic Arts, Inc. (a)	23,757
120	Live Nation Entertainment, Inc. (a)	7,841
291	Viacom, Inc. Class B	8,413
		68,744
Plastics and Rubber Products Manufacturing - 0.1%
72	Avery Dennison Corp.	7,967
195	Goodyear Tire & Rubber Co.	3,746
389	Newell Rubbermaid, Inc.	5,594
		17,307
Shares		Fair Value
Primary Metal Manufacturing - 0.2%
357	Arconic, Inc.	$7,669
260	Nucor Corp.	14,838
193	Steel Dynamics, Inc.	6,114
		28,621
Professional, Scientific, and Technical Services - 3.3%
527	Accenture PLC Class A ADR (Ireland)	96,267
41	Alliance Data Systems Corp.	6,564
233	Cadence Design Systems, Inc. (a)	16,165
124	CDW Corp.	13,094
477	Cognizant Technology Solutions Corp. Class A	34,802
104	Extra Space Storage, Inc.	10,784
50	F5 Networks, Inc. (a)	7,845
116	Fluor Corp.	4,609
136	GoDaddy, Inc. (a)	11,084
751	International Business Machines Corp.	105,343
316	Interpublic Group of Companies, Inc.	7,268
63	Jack Henry & Associates, Inc.	9,391
105	Jacobs Engineering Group, Inc.	8,184
118	Leidos Holdings, Inc.	8,671
167	Liberty Media Corp.-Liberty Formula One, Class C (a)	6,481
72	Liberty Media Corp.-Liberty SeiriusXM, Class A (a)	2,876
143	Liberty Media Corp.-Liberty SeiriusXM, Class C (a)	5,743
292	Nielsen Holdings PLC	7,455
184	Omnicom Group, Inc.	14,725
226	Sabre Corp.	4,692
633	Salesforce.com, Inc. (a)	104,666
146	ServiceNow, Inc. (a)	39,640
129	Verisk Analytics, Inc. Class A	18,207
62	VMware, Inc.	12,656
		557,212
Publishing Industries (except Internet) - 8.0%
403	Adobe Systems, Inc. (a)	116,568
139	Akamai Technologies, Inc. (a)	11,128
69	ANSYS, Inc. (a)	13,510
180	Autodesk, Inc. (a)	32,078
112	Citrix Systems, Inc.	11,307
231	DXC Technology Co.	15,186
118	Fortinet, Inc. (a)	11,024
64	IAC/InterActiveCorp (a)	14,390
200	Intuit, Inc.	50,212
6,031	Microsoft Corp.	787,649
315	News Corp. Class A	3,912
2,193	Oracle Corp.	121,339
76	Palto Alto Networks, Inc. (a)	18,911
92	PTC, Inc. (a)	8,323
146	Red Hat, Inc. (a)	26,649
119	Splunk, Inc. (a)	16,427
248	Square, Inc. (a)	18,059

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Direxion MSCI Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Publishing Industries (except Internet) (continued)
177	SS&C Technologies Holdings, Inc.	$11,976
511	Symantec Corp.	12,371
122	Synopsys, Inc. (a)	14,772
59	Tableau Software, Inc. (a)	7,187
120	Workday, Inc. (a)	24,676
		1,347,654
Rail Transportation - 1.3%
671	CSX Corp.	53,432
84	Kansas City Southern Railway Co.	10,344
230	Norfolk Southern Corp.	46,924
608	Union Pacific Corp.	107,640
		218,340
Real Estate - 3.2%
87	Alexandria Real Estate Equities, Inc.	12,388
362	American Tower Corp.	70,699
1,142	Annaly Capital Management, Inc.	11,523
114	AvalonBay Communities, Inc.	22,906
127	Boston Properties, Inc.	17,478
132	Brookfield Property REIT, Inc. Class A	2,750
76	Camden Property Trust	7,649
265	CBRE Group, Inc. Class A (a)	13,799
169	Digital Realty Trust, Inc.	19,893
294	Duke Realty Corp.	9,149
303	Equity Residential	23,155
54	Essex Property Trust, Inc.	15,255
60	Federal Realty Investment Trust	8,031
386	HCP, Inc.	11,495
257	Invitation Homes, Inc.	6,389
37	Jones Lang LaSalle, Inc.	5,719
346	Kimco Realty Corp.	6,017
122	Liberty Property Trust	6,056
87	Macerich Co.	3,492
94	Mid-America Apartment Communities, Inc.	10,285
129	National Retail Properties, Inc.	6,788
518	Prologis, Inc.	39,715
129	Public Storage	28,532
238	Realty Income Corp.	16,662
125	Regency Centers Corp.	8,396
254	Simon Property Group, Inc.	44,120
71	SL Green Realty Corp.	6,272
220	UDR, Inc.	9,889
293	Ventas, Inc.	17,905
796	VEREIT, Inc.	6,575
141	Vornado Realty Trust	9,749
306	Welltower, Inc.	22,806
623	Weyerhaeuser Co.	16,696
132	WP Carey, Inc.	10,470
102	Zillow Group, Inc. Class C (a)	3,407
		532,110
Rental and Leasing Services - 0.1%
7	AMERCO	2,612
68	United Rentals, Inc. (a)	9,583
		12,195
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.3%
44	Affiliated Managers Group	$4,880
78	Allegion Public Ltd. Co.	7,740
203	Aramark Corp.	6,309
98	BlackRock, Inc.	47,554
92	CBOE Holdings, Inc.	9,348
1,000	Charles Schwab Corp.	45,780
294	CME Group, Inc.	52,597
158	CommScope Holding Co., Inc. (a)	3,915
632	DOW, Inc. (a)	35,853
214	E*TRADE Financial Corp.	10,841
97	Eaton Vance Corp.	4,032
226	FNF Group	9,029
260	Franklin Resources, Inc.	8,993
277	Goldman Sachs Group, Inc.	57,040
472	IntercontinentalExchange, Inc.	38,397
338	Invesco Ltd.	7,426
400	KKR & CO, Inc.	9,780
1,076	Morgan Stanley	51,917
73	MSCI, Inc. Class A	16,453
95	NASDAQ OMX Group, Inc.	8,759
108	Raymond James Financial, Inc.	9,890
207	S&P Global, Inc.	45,677
110	SEI Investments Co.	5,990
200	T. Rowe Price Group, Inc.	21,500
233	TD Ameritrade Holding Corp.	12,251
248	Worldpay, Inc. (a)	29,068
		561,019
Support Activities for Transportation - 0.2%
114	C.H. Robinson Worldwide, Inc.	9,234
101	Expedia, Inc.	13,114
143	Expeditors International of Washington, Inc.	11,357
104	XPO Logistics, Inc. (a)(b)	7,080
		40,785
Telecommunications – 3.1%
270	ALTICE USA, Inc.	6,361
5,971	AT&T, Inc.	184,862
799	CenturyLink, Inc.	9,125
341	Crown Castle International Corp.	42,891
65	Equinix, Inc.	29,555
94	SBA Communications Corp. (a)	19,151
669	Sprint Corp. (a)	3,733
279	T-Mobile US, Inc. (a)	20,364
3,398	Verizon Communications, Inc.	194,332
172	Zayo Group Holdings, Inc. (a)	5,382
		515,756
Transportation Equipment Manufacturing - 3.5%
218	Aptiv PLC	18,683
72	Autoliv, Inc.	5,651
449	Boeing Co.	169,583
172	BorgWarner, Inc.	7,184
3,058	Ford Motor Co.	31,956
207	General Dynamics Corp.	36,995
1,044	General Motors Co.	40,664

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Direxion MSCI Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Transportation Equipment Manufacturing (continued)
137	Harley-Davidson, Inc.	$5,100
54	Lear Corp.	7,722
211	Lockheed Martin Corp.	70,333
288	Paccar, Inc.	20,641
49	Polaris Industries, Inc.	4,724
88	Spirit AeroSystems Holdings, Inc.	7,647
105	Tesla Motors, Inc. (a)(b)	25,062
39	TransDigm Group, Inc. (a)	18,818
673	United Technologies Corp.	95,977
44	WABCO Holdings, Inc. (a)	5,827
109	Wabtec Corp.	8,074
		580,641
Truck Transportation - 0.1%
72	J.B. Hunt Transport Services, Inc.	6,803
110	Knight-Swift Transportation Holdings, Inc. Class A	3,668
51	Old Dominion Freight Line, Inc.	7,613
		18,084
Waste Management and Remediation Services - 0.2%
187	Republic Services, Inc.	15,487
217	Waste Connections, Inc.	20,131
		35,618
Water Transportation - 0.3%
349	Carnival Corp.	19,146
181	Norwegian Cruise Line Holdings Ltd. (a)	10,206
137	Royal Caribbean Cruises Ltd. ADR (Liberia)	16,569
		45,921
Wholesale Electronic Markets and Agents and Brokers - 0.1%
121	Genuine Parts Co.	12,407
Wood Product Manufacturing - 0.1%
253	Masco Corp.	9,882
	TOTAL COMMON STOCKS (Cost $13,100,285)	$15,227,664
Shares		Fair Value
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
32,688	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$32,688
2,162	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	2,162
	TOTAL SHORT TERM INVESTMENTS (Cost $34,850)	$34,850
	TOTAL INVESTMENTS (Cost $13,135,135) - 91.1% (e)	$15,262,514
	Other Assets in Excess of Liabilities - 8.9%	1,497,171
	TOTAL NET ASSETS - 100.0%	$16,759,685

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,877,246.

ADR - American Depository Recepit

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI USA Cyclical Sectors Index	2.7874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	3,924	$8,662,154	$1,226,643

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Direxion MSCI Cyclicals Over Defensives ETF

Short Total Return Swap Contracts, continued (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5874% representing 1 month LIBOR rate + spread	Total return of MSCI USA Defensive Sectors Index	Credit Suisse Capital LLC	12/20/2019	4,252	$8,009,717	$(367,354)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Direxion MSCI Defensives Over Cyclicals ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 95.4%
Ambulatory Health Care Services - 0.5%
237	DaVita, Inc. (a)	$13,092
181	Laboratory Corp. of America Holdings (a)	28,946
243	Quest Diagnostics, Inc.	23,420
		65,458
Beverage and Tobacco Product Manufacturing - 9.0%
3,341	Altria Group, Inc.	181,516
470	Brown Forman Corp. Class B	25,046
7,160	Coca-Cola Co.	351,270
297	Constellation Brands, Inc. Class A	62,866
335	Molson Coors Brewing Co. Class B	21,504
735	Monster Beverage Corp. (a)	43,806
2,507	PepsiCo, Inc.	321,021
2,755	Philip Morris International, Inc.	238,473
		1,245,502
Chemical Manufacturing - 24.7%
3,109	Abbott Laboratories	247,352
2,684	AbbVie, Inc.	213,083
394	Alexion Pharmaceuticals, Inc. (a)	53,635
275	Alkermes PLC ADR (Ireland) (a)	8,338
602	Allergan PLC ADR (Ireland)	88,494
160	Alnylam Pharmaceuticals, Inc. (a)	14,294
314	BioMarin Pharmaceutical, Inc. (a)	26,856
2,891	Bristol-Myers Squibb Co.	134,229
1,247	Celgene Corp. (a)	118,041
435	Church & Dwight Co., Inc.	32,603
227	Clorox Co.	36,259
1,461	Colgate-Palmolive Co.	106,346
864	COTY, Inc. Class A	9,349
480	Elanco Animal Health, Inc. (a)	15,120
1,589	Eli Lilly & Co.	185,977
2,298	Gilead Sciences, Inc.	149,462
154	IDEXX Laboratories, Inc. (a)	35,728
261	Illumina, Inc. (a)	81,432
320	Incyte Corp. (a)	24,576
107	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	13,885
4,754	Johnson & Johnson	671,265
616	Kimberly-Clark Corp.	79,082
4,624	Merck & Co., Inc.	363,955
913	Mylan NV (a)	24,642
306	Nektar Therapeutics (a)	9,798
230	Perrigo Co. PLC ADR (Ireland)	11,022
10,280	Pfizer, Inc.	417,471
141	Regeneron Pharmaceuticals, Inc. (a)	48,383
197	Seattle Genetics, Inc. (a)	13,353
77	United Therapeutics Corp. (a)	7,898
453	Vertex Pharmaceuticals, Inc. (a)	76,548
854	Zoetis, Inc.	86,971
		3,405,447
Computer and Electronic Product Manufacturing - 3.7%
565	Agilent Technologies, Inc.	44,352
1,116	Danaher Corp.	147,803
157	DexCom, Inc. (a)	19,008
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
481	Hologic, Inc. (a)	$22,309
45	Mettler-Toledo International, Inc. (a)	33,537
253	ResMed, Inc.	26,441
714	Thermo Fisher Scientific, Inc.	198,099
162	Varian Medical Systems, Inc. (a)	22,060
		513,609
Food and Beverage Stores - 0.3%
1,412	Kroger Co.	36,401
Food Manufacturing - 3.8%
991	Archer-Daniels-Midland Co.	44,199
250	Bunge Ltd.	13,103
320	Campbell Soup Co.	12,381
861	ConAgra Brands, Inc.	26,502
1,056	General Mills, Inc.	54,352
517	Hormel Foods Corp.	20,649
126	Ingredion, Inc.	11,938
460	Kellogg Co.	27,738
260	Lamb Weston Holdings, Inc.	18,213
215	McCormick & Co, Inc.	33,104
2,600	Mondelez International, Inc.	132,210
250	The Hershey Co.	31,212
202	The J.M. Smucker Co.	24,771
1,080	The Kraft Heinz Co.	35,899
524	Tyson Foods, Inc. Class A	39,305
		525,576
General Merchandise Stores - 3.3%
778	Costco Wholesale Corp.	191,022
2,583	Wal-Mart Stores, Inc.	265,636
		456,658
Health and Personal Care Stores - 1.8%
2,291	CVS Health Corp.	124,584
355	McKesson Corp.	42,334
1,435	Walgreens Boots Alliance Inc.	76,873
		243,791
Hospitals - 0.6%
491	HCA Healthcare, Inc.	62,470
153	Universal Health Services, Inc. Class B	19,411
		81,881
Insurance Carriers and Related Activities - 5.4%
461	Anthem, Inc.	121,257
728	Centene Corp. (a)	37,536
673	Cigna Corp.	106,899
245	Humana, Inc.	62,576
1,706	UnitedHealth Group, Inc.	397,617
89	WellCare Health Plans, Inc. (a)	22,993
		748,878
Machinery Manufacturing - 0.4%
891	Baker Hughes, A GE Co.	21,402
678	National Oilwell Varco, Inc.	17,723
765	TechnipFMC PLC ADR (England)	18,811
		57,936

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Direxion MSCI Defensives Over Cyclicals ETF

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Management of Companies and Enterprises - 0.2%
1,173	AES Corp.	$20,082
Merchant Wholesalers, Durable Goods - 0.1%
271	Henry Schein, Inc. (a)	17,360
Merchant Wholesalers, Nondurable Goods - 4.2%
288	AmerisourceBergen Corp.	21,531
548	Cardinal Health, Inc.	26,693
4,411	Procter & Gamble Co.	469,683
875	Sysco Corp.	61,574
		579,481
Miscellaneous Manufacturing - 7.4%
75	Abiomed, Inc. (a)	20,806
136	Align Technology, Inc. (a)	44,157
900	Baxter International, Inc.	68,670
474	Becton, Dickinson & Co.	114,111
2,451	Boston Scientific Corp. (a)	90,981
394	Dentsply Sirona, Inc.	20,145
371	Edwards Lifesciences Corp. (a)	65,322
398	Estee Lauder Companies, Inc. Class A	68,380
202	Intuitive Surgical, Inc. (a)	103,147
2,393	Medtronic PLC ADR (Ireland)	212,522
596	Stryker Corp.	112,590
81	Teleflex, Inc.	23,181
87	The Cooper Companies, Inc.	25,223
361	Zimmer Biomet Holdings, Inc.	44,461
		1,013,696
Oil and Gas Extraction - 4.2%
908	Anadarko Petroleum Corp.	66,148
678	Apache Corp.	22,313
782	Cabot Oil & Gas Corp.	20,246
180	Cimarex Energy Co.	12,359
355	Concho Resources, Inc.	40,960
166	Continental Resources, Inc. (a)	7,634
905	Devon Energy Corp.	29,087
276	Diamondback Energy, Inc.	29,364
1,027	EOG Resources, Inc.	98,643
193	Helmerich & Payne, Inc.	11,295
856	Noble Energy, Inc.	23,163
1,356	Occidental Petroleum Corp.	79,841
446	Parsley Energy, Inc. (a)	8,902
782	Phillips 66	73,719
302	Pioneer Natural Resources Co.	50,271
		573,945
Petroleum and Coal Products Manufacturing - 8.7%
3,396	Chevron Corp.	407,724
7,503	Exxon Mobil Corp.	602,341
297	HollyFrontier Corp.	14,176
1,516	Marathon Oil Corp.	25,832
1,225	Marathon Petroleum Corp.	74,566
758	Valero Energy Corp.	68,720
		1,193,359
Shares		Fair Value
Pipeline Transportation - 0.6%
265	Plains GP Holdings LP	$6,254
399	Targa Resources Corp.	16,020
2,145	Williams Companies, Inc.	60,768
		83,042
Professional, Scientific, and Technical Services - 2.8%
1,133	Amgen, Inc.	203,169
357	Biogen, Inc. (a)	81,839
524	Cerner Corp. (a)	34,820
288	IQVIA Holdings, Inc. (a)	40,003
137	Waters Corp. (a)	29,255
		389,086
Publishing Industries (except Internet) - 0.2%
214	Veeva Systems, Inc. (a)	29,932
Support Activities for Mining - 2.2%
2,060	ConocoPhillips	130,027
1,559	Halliburton Co.	44,167
478	Hess Corp.	30,649
2,453	Schlumberger Ltd. (a)	104,694
		309,537
Utilities - 11.3%
414	Alliant Energy Corp.	19,553
433	Ameren Corp.	31,509
874	American Electric Power Co., Inc.	74,771
320	American Water Works Co., Inc.	34,621
196	Atmos Energy Corp.	20,059
871	CenterPoint Energy, Inc.	27,001
373	Cheniere Energy, Inc. (a)	24,003
502	CMS Energy Corp.	27,886
551	Consolidated Edison, Inc.	47,474
1,328	Dominion Energy, Inc.	103,411
322	DTE Energy Co.	40,479
1,263	Duke Energy Corp.	115,085
577	Edison International	36,795
321	Entergy Corp.	31,105
482	Evergy, Inc.	27,869
562	Eversource Energy	40,273
1,712	Exelon Corp.	87,226
860	FirstEnergy Corp.	36,146
3,520	Kinder Morgan, Inc.	69,942
850	NextEra Energy, Inc.	165,274
643	NiSource, Inc.	17,863
539	NRG Energy, Inc.	22,191
354	OGE Energy Corp.	14,988
729	ONEOK, Inc.	49,521
199	Pinnacle West Capital Corp.	18,959
1,238	PPL Corp.	38,638
895	Public Service Enterprise Group, Inc.	53,387
484	Sempra Energy	61,928
1,796	Southern Co.	95,583
309	UGI Corp.	16,844
598	Vistra Energy Corp.	16,295
559	WEC Energy Group, Inc.	43,842
901	Xcel Energy, Inc.	50,906
		1,561,427
	TOTAL COMMON STOCKS (Cost $12,480,720)	$13,152,084

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Direxion MSCI Defensives Over Cyclicals ETF

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 4.6%
Money Market Funds - 4.6%
637,525	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$637,525
	TOTAL SHORT TERM INVESTMENTS (Cost $637,525)	$637,525
	TOTAL INVESTMENTS (Cost $13,118,245) - 100.0% (c)	$13,789,609
	Liabilities in Excess of Other Assets - (0.0)% (†)	(363)
	TOTAL NET ASSETS - 100.0%	$13,789,246

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,231,629.

ADR - American Depository Recepit

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI USA Defensive Sectors Index	2.7874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	3,822	$7,167,781	$358,494

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5874% representing 1 month LIBOR rate + spread	Total return of MSCI USA Cyclical Sectors Index	Credit Suisse Capital LLC	12/20/2019	2,730	$5,929,774	$(951,813)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Direxion MSCI Developed Over Emerging Markets ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 94.8%
229,000	iShares Core MSCI EAFE ETF (a)	$14,326,240
	TOTAL INVESTMENT COMPANIES (Cost $13,094,220)	$14,326,240
	TOTAL INVESTMENTS (Cost $13,094,220) - 94.8% (b)	$14,326,240
	Other Assets in Excess of Liabilities - 5.2%	789,238
	TOTAL NET ASSETS - 100.0%	$15,115,478

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,719,042.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares Core MSCI EAFE ETF	2.7874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	133,424	$7,655,532	$630,986

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.4874% representing 1 month LIBOR rate + spread	Total return of iShares Core MSCI Emerging Markets ETF	Credit Suisse Capital LLC	12/20/2019	143,031	$7,032,023	$(476,343)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Direxion MSCI Emerging Over Developed Markets ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 97.1%
269,700	iShares Core MSCI Emerging Markets ETF (a)	$14,250,948
	TOTAL INVESTMENT COMPANIES (Cost $13,225,206)	$14,250,948
	TOTAL INVESTMENTS (Cost $13,225,206) - 97.1% (b)	$14,250,948
	Other Assets in Excess of Liabilities - 2.9%	426,860
	TOTAL NET ASSETS - 100.0%	$14,677,808

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,663,295.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares Core MSCI Emerging Markets ETF	2.7874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	146,968	$7,211,770	$495,576

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.4874% representing 1 month LIBOR rate + spread	Total return of iShares Core MSCI EAFE ETF	Credit Suisse Capital LLC	12/20/2019	117,310	$6,717,145	$(573,409)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Direxion Russell 1000® Growth Over Value ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.9%
187,648	iShares Russell 1000 Growth ETF (a)	$29,663,396
	TOTAL INVESTMENT COMPANIES (Cost $27,073,491)	$29,663,396
	TOTAL INVESTMENTS (Cost $27,073,491) - 95.9% (b)	$29,663,396
	Other Assets in Excess of Liabilities - 4.1%	1,283,336
	TOTAL NET ASSETS - 100.0%	$30,946,732

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,989,953.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Growth Index	2.7874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	10,545	$15,228,612	$1,483,438

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5874% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Value Index	UBS Securities LLC	12/2/2019	12,309	$14,475,228	$(996,891)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Direxion Russell 1000® Value Over Growth ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.4%
203,235	iShares Russell 1000 Value ETF (a)	$25,963,271
	TOTAL INVESTMENT COMPANIES (Cost $24,226,668)	$25,963,271
SHORT TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
260,162	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$260,162
	TOTAL SHORT TERM INVESTMENTS (Cost $260,162)	$260,162
	TOTAL INVESTMENTS (Cost $24,486,830) - 96.4% (c)	$26,223,433
	Other Assets in Excess of Liabilities - 3.6%	998,329
	TOTAL NET ASSETS - 100.0%	$27,221,762

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,065,989.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Value Index	2.7874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	11,828	$13,902,133	$968,085

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5874% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Growth Index	UBS Securities LLC	12/2/2019	8,565	$12,338,986	$(1,242,520)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Direxion Russell Large Over Small Cap ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 93.8%
90,600	iShares Russell 1000 ETF (a)	$14,813,100
	TOTAL INVESTMENT COMPANIES (Cost $13,098,948)	$14,813,100
	TOTAL INVESTMENTS (Cost $13,098,948) - 93.8% (b)	$14,813,100
	Other Assets in Excess of Liabilities - 6.2%	980,726
	TOTAL NET ASSETS - 100.0%	$15,793,826

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,355,020.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Index	2.6874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	5,440	$7,901,973	$959,276

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.4874% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/2/2019	4,963	$7,205,316	$(669,395)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Direxion Russell Small Over Large Cap ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 96.4%
91,200	iShares Russell 2000 ETF (a)	$14,436,048
	TOTAL INVESTMENT COMPANIES (Cost $13,082,640)	$14,436,048
	TOTAL INVESTMENTS (Cost $13,082,640) - 96.4% (b)	$14,436,048
	Other Assets in Excess of Liabilities - 3.6%	534,521
	TOTAL NET ASSETS - 100.0%	$14,970,569

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,282,460.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 2000® Index	2.7874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	5,040	$7,312,321	$677,900

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5874% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index	UBS Securities LLC	12/2/2019	4,587	$6,648,295	$(825,133)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
40

PortfolioPlus Developed Markets ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.2%
54,600	Vanguard FTSE Developed Markets ETF (a)	$2,294,837
	TOTAL INVESTMENT COMPANIES (Cost $2,206,908)	$2,294,837
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
3,247	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$3,247
	TOTAL SHORT TERM INVESTMENTS (Cost $3,247)	$3,247
	TOTAL INVESTMENTS (Cost $2,210,155) - 99.3% (c)	$2,298,084
	Other Assets in Excess of Liabilities - 0.7%	14,335
	TOTAL NET ASSETS - 100.0%	$2,312,419

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,239,243.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Vanguard FTSE Developed Markets ETF	2.7374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	19,675	$805,621	$18,100

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
41

PortfolioPlus Emerging Markets ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.6%
123,640	Schwab Emerging Markets Equity ETF (a)(b)	$3,299,952
	TOTAL INVESTMENT COMPANIES (Cost $3,045,545)	$3,299,952
SHORT TERM INVESTMENTS - 14.6%
Money Market Funds - 14.6%
483,006	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$483,006
	TOTAL SHORT TERM INVESTMENTS (Cost $483,006)	$483,006
	TOTAL INVESTMENTS (Cost $3,528,551) - 114.2% (e)	$3,782,958
	Liabilities in Excess of Other Assets - (14.2)%	(468,219)
	TOTAL NET ASSETS - 100.0%	$3,314,739

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,285,999.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of FTSE Emerging Index	2.6374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	44,022	$1,162,929	$8,666

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
42

PortfolioPlus S&P 500® ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.4%
67,791	iShares Core S&P 500 ETF (a)	$20,062,068
	TOTAL INVESTMENT COMPANIES (Cost $17,145,273)	$20,062,068
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
47	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$47
	TOTAL SHORT TERM INVESTMENTS (Cost $47)	$47
	TOTAL INVESTMENTS (Cost $17,145,320) - 99.4% (c)	$20,062,115
	Other Assets in Excess of Liabilities - 0.6%	123,971
	TOTAL NET ASSETS - 100.0%	$20,186,086

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,577,239.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	2.6874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2019	2,412	$6,731,629	$364,094
Total return of S&P 500® Index	2.8374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	28	79,350	3,033
					$6,810,979	$367,127

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
43

PortfolioPlus S&P® Mid Cap ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.1%
13,330	iShares Core S&P Mid-Cap ETF (a)	$2,624,543
	TOTAL INVESTMENT COMPANIES (Cost $2,320,470)	$2,624,543
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
3	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$3
	TOTAL SHORT TERM INVESTMENTS (Cost $3)	$3
	TOTAL INVESTMENTS (Cost $2,320,473) - 99.1% (c)	$2,624,546
	Other Assets in Excess of Liabilities - 0.9%	23,972
	TOTAL NET ASSETS - 100.0%	$2,648,518

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,595,013.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P MidCap 400® Index	2.6374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	483	$923,341	$27,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
44

PortfolioPlus S&P® Small Cap ETF

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.2%
91,249	iShares Core S&P Small-Cap ETF (a)	$7,311,782
	TOTAL INVESTMENT COMPANIES (Cost $7,134,745)	$7,311,782
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
56	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$56
3	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	3
	TOTAL SHORT TERM INVESTMENTS (Cost $59)	$59
	TOTAL INVESTMENTS (Cost $7,134,804) - 99.2% (c)	$7,311,841
	Other Assets in Excess of Liabilities - 0.8%	60,407
	TOTAL NET ASSETS - 100.0%	$7,372,248

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,207,672.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P SmallCap 600® Index	2.6874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	2,708	$2,626,034	$9,852

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
45

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Zacks MLP High Income Index Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$156,266,451	$—	$238,693,498	$61,539,576
Cash equivalents	695,354	40,477,616	439,791	129,992
Receivable for investments sold	—	—	—	255,350
Deposit at broker for futures contracts	—	1,465,803	—	—
Dividend and interest receivable	172,163	78,739	73,766	19,120
Variation margin receivable, net	—	183,700	—	—
Tax reclaim receivable	—	—	—	162,760
Prepaid expenses and other assets	27,126	5,419	12,358	52,394
Total Assets	157,161,094	42,211,277	239,219,413	62,159,192
Liabilities:
Collateral for securities loaned (Note 2)	2,084,466	—	3,113,675	11,026,831
Payable for Fund shares redeemed	1,685	—	—	—
Due to investment adviser, net (Note 6)	35,473	12,070	30,635	16,342
Due to broker for futures contracts	—	119,795	—	—
Accrued expenses and other liabilities	170,008	52,499	132,146	53,138
Total Liabilities	2,291,632	184,364	3,276,456	11,096,311
Net Assets	$154,869,462	$42,026,913	$235,942,957	$51,062,881
Net Assets Consist of:
Capital stock	$160,800,328	$42,796,539	$203,371,408	$101,511,329
Total distributable earnings (loss)	(5,930,866)	(769,626)	32,571,549	(50,448,448)
Net Assets	$154,869,462	$42,026,913	$235,942,957	$51,062,881
Calculation of Net Asset Value Per Share:
Net assets	$154,869,462	$42,026,913	$235,942,957	$51,062,881
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,850,218	1,750,001	4,700,002	3,750,000
Net assets value, redemption price and offering price per share	$40.22	$24.02	$50.20	$13.62
Cost of Investments	$151,506,344	$—	$206,791,244	$62,323,678

*  Securities loaned with values of $2,588,655,$–,$7,886,145 and $11,205,946, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
46

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion FTSE Russell International Over US ETF	Direxion FTSE Russell US Over International ETF	Direxion MSCI Cyclicals Over Defensives ETF	Direxion MSCI Defensives Over Cyclicals ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$14,518,930	$16,464,620	$15,262,514	$13,789,609
Cash equivalents	410,615	790,096	1,568,618	638,981
Dividend and interest receivable	1,389	1,310	12,638	16,081
Due from broker for swap contracts	10,706	—	—	36,303
Unrealized appreciation on swap contracts	582,579	983,652	1,226,643	358,494
Prepaid expenses and other assets	5,988	5,982	16,457	16,579
Total Assets	15,530,207	18,245,660	18,086,870	14,856,047
Liabilities:
Collateral for securities loaned (Note 2)	—	—	32,688	—
Unrealized depreciation on swap contracts	827,390	600,513	367,354	951,813
Due to investment adviser, net (Note 6)	1,674	2,100	1,235	595
Due to broker for swap contracts	14,826	280,000	910,002	98,916
Accrued expenses and other liabilities	13,610	13,796	15,906	15,477
Total Liabilities	857,500	896,409	1,327,185	1,066,801
Net Assets	$14,672,707	$17,349,251	$16,759,685	$13,789,246
Net Assets Consist of:
Capital stock	$13,675,207	$15,032,776	$13,750,050	$13,750,050
Total distributable earnings	997,500	2,316,475	3,009,635	39,196
Net Assets	$14,672,707	$17,349,251	$16,759,685	$13,789,246
Calculation of Net Asset Value Per Share:
Net assets	$14,672,707	$17,349,251	$16,759,685	$13,789,246
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	275,001	300,001	275,001	275,001
Net assets value, redemption price and offering price per share	$53.36	$57.83	$60.94	$50.14
Cost of Investments	$13,385,448	$14,826,214	$13,135,135	$13,118,245

*  Securities loaned with values of $–,$–,$32,013 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
47

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion MSCI Developed Over Emerging Markets ETF	Direxion MSCI Emerging Over Developed Markets ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Assets:
Investments, at fair value (Note 2)	$14,326,240	$14,250,948	$29,663,396	$26,223,433
Cash equivalents	633,270	504,393	1,419,375	1,291,442
Dividend and interest receivable	1,255	1,007	2,735	3,407
Due from broker for swap contracts	—	6,750	—	19,923
Unrealized appreciation on swap contracts	630,986	495,576	1,483,438	968,085
Prepaid expenses and other assets	16,575	16,574	5,619	5,632
Total Assets	15,608,326	15,275,248	32,574,563	28,511,922
Liabilities:
Unrealized depreciation on swap contracts	476,343	573,409	996,891	1,242,520
Due to investment adviser, net (Note 6)	874	854	5,411	4,663
Due to broker for swap contracts	—	7,539	610,000	27,864
Accrued expenses and other liabilities	15,631	15,638	15,529	15,113
Total Liabilities	492,848	597,440	1,627,831	1,290,160
Net Assets	$15,115,478	$14,677,808	$30,946,732	$27,221,762
Net Assets Consist of:
Capital stock	$13,750,050	$13,750,050	$27,546,633	$25,536,348
Total distributable earnings	1,365,428	927,758	3,400,099	1,685,414
Net Assets	$15,115,478	$14,677,808	$30,946,732	$27,221,762
Calculation of Net Asset Value Per Share:
Net assets	$15,115,478	$14,677,808	$30,946,732	$27,221,762
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	275,001	275,001	525,001	500,001
Net assets value, redemption price and offering price per share	$54.97	$53.37	$58.95	$54.44
Cost of Investments	$13,094,220	$13,225,206	$27,073,491	$24,486,830

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
48

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Russell Large Over Small Cap ETF	Direxion Russell Small Over Large Cap ETF	PortfolioPlus Developed Markets ETF	PortfolioPlus Emerging Markets ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$14,813,100	$14,436,048	$2,298,084	$3,782,958
Cash equivalents	968,430	690,427	21,975	15,805
Due from investment adviser, net (Note 6)	—	—	1,707	1,359
Dividend and interest receivable	1,881	1,404	347	971
Due from broker for swap contracts	—	6,851	—	—
Unrealized appreciation on swap contracts	959,276	677,900	18,100	8,666
Prepaid expenses and other assets	5,683	5,685	13,431	8,840
Total Assets	16,748,370	15,818,315	2,353,644	3,818,599
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	483,006
Unrealized depreciation on swap contracts	669,395	825,133	—	—
Due to investment adviser, net (Note 6)	1,726	1,554	—	—
Due to broker for swap contracts	270,000	7,696	20,000	—
Accrued expenses and other liabilities	13,423	13,363	21,225	20,854
Total Liabilities	954,544	847,746	41,225	503,860
Net Assets	$15,793,826	$14,970,569	$2,312,419	$3,314,739
Net Assets Consist of:
Capital stock	$13,750,050	$13,750,050	$5,207,208	$7,053,505
Total distributable earnings (loss)	2,043,776	1,220,519	(2,894,789)	(3,738,766)
Net Assets	$15,793,826	$14,970,569	$2,312,419	$3,314,739
Calculation of Net Asset Value Per Share:
Net assets	$15,793,826	$14,970,569	$2,312,419	$3,314,739
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	275,001	275,001	100,001	150,001
Net assets value, redemption price and offering price per share	$57.43	$54.44	$23.12	$22.10
Cost of Investments	$13,098,948	$13,082,640	$2,210,155	$3,528,551

*  Securities loaned with values of $–,$–,$– and $472,903, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
49

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	PortfolioPlus S&P 500® ETF	PortfolioPlus S&P® Mid Cap ETF	PortfolioPlus S&P® Small Cap ETF
Assets:
Investments, at fair value (Note 2)	$20,062,115	$2,624,546	$7,311,841
Cash equivalents	30,566	8,538	45,564
Due from investment adviser, net (Note 6)	930	2,236	1,895
Dividend and interest receivable	132	352	218
Due from broker for swap contracts	—	60	12
Unrealized appreciation on swap contracts	367,127	27,002	9,852
Prepaid expenses and other assets	16,399	11,356	17,253
Total Assets	20,477,269	2,674,090	7,386,635
Liabilities:
Due to broker for swap contracts	230,001	3	—
Accrued expenses and other liabilities	61,182	25,569	14,387
Total Liabilities	291,183	25,572	14,387
Net Assets	$20,186,086	$2,648,518	$7,372,248
Net Assets Consist of:
Capital stock	$12,177,710	$2,963,693	$7,317,769
Total distributable earnings (loss)	8,008,376	(315,175)	54,479
Net Assets	$20,186,086	$2,648,518	$7,372,248
Calculation of Net Asset Value Per Share:
Net assets	$20,186,086	$2,648,518	$7,372,248
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	500,000	100,001	200,000
Net assets value, redemption price and offering price per share	$40.37	$26.48	$36.86
Cost of Investments	$17,145,320	$2,320,473	$7,134,804

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
50

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Zacks MLP High Income Index Shares
Investment Income:
Dividend income	$2,267,254	$—	$1,105,292	$173,359
Interest income	7,642	508,000	4,132	4,494
Securities lending income	15,100	—	19,426	137,968
Total investment income	2,289,996	508,000	1,128,850	315,821
Expenses:
Investment advisory fees (Note 6)	324,123	114,233	274,288	124,466
Licensing fees	129,649	37,697	54,857	24,893
Fund servicing fees	42,549	12,363	47,819	13,395
Management service fees (Note 6)	20,767	5,857	23,425	6,379
Professional fees	16,400	8,222	17,910	8,495
Reports to shareholders	13,854	3,918	15,554	4,247
Trustees' fees and expenses	3,207	917	3,655	996
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,480	3,720	2,480	2,480
Insurance fees	2,061	583	2,314	632
Other	3,532	1,836	4,902	1,083
Total Expenses	561,598	192,322	450,180	190,042
Less: Reimbursement of expenses from Adviser (Note 6)	(83,516)	(32,395)	(130,177)	(28,235)
Net Expenses	478,082	159,927	320,003	161,807
Net investment income	1,811,914	348,073	808,847	154,014
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(9,981,814)	—	(3,070,023)	(2,978,595)
In-kind redemptions	(793,597)	—	7,474,376	20,786
Futures contracts	—	(478,600)	—	—
Net realized gain (loss)	(10,775,411)	(478,600)	4,404,353	(2,957,809)
Change in net unrealized appreciation (depreciation) on: Investment securities	19,512,394	—	21,744,927	2,798,545
Futures contracts	—	(47,791)	—	—
Change in net unrealized appreciation (depreciation)	19,512,394	(47,791)	21,744,927	2,798,545
Net realized and unrealized gain (loss)	8,736,983	(526,391)	26,149,280	(159,264)
Net increase (decrease) in net assets resulting from operations	$10,548,897	$(178,318)	$26,958,127	$(5,250)
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
51

Statements of Operations (Unaudited)

For the Period Ended April 30, 20191

	Direxion FTSE Russell International Over US ETF	Direxion FTSE Russell US Over International ETF	Direxion MSCI Cyclicals Over Defensives ETF	Direxion MSCI Defensives Over Cyclicals ETF
Investment Income:
Dividend income	$53,857	$56,901	$71,116	$94,412
Interest income	4,753	5,803	6,251	4,854
Securities lending income	17	4	7	621
Total investment income	58,627	62,708	77,374	99,887
Expenses:
Investment advisory fees (Note 6)	17,604	18,157	17,506	16,125
Professional fees	3,481	3,499	3,477	3,430
Fund servicing fees	2,595	2,665	2,582	2,407
Licensing fees	2,200	2,270	—	—
Pricing fees	1,722	1,722	1,722	1,722
Exchange listing fees	1,709	1,709	1,708	1,709
Offering fees	1,708	1,709	4,468	4,468
Management service fees (Note 6)	1,125	1,161	1,119	1,031
Reports to shareholders	725	747	721	664
Trustees' fees and expenses	175	180	174	160
Insurance fees	108	111	107	99
Interest expense	—	1,351	1,801	—
Other	185	191	1,935	1,782
Total Expenses	33,337	35,472	37,320	33,597
Less: Reimbursement of expenses from Adviser (Note 6)	(13,533)	(13,694)	(15,825)	(15,456)
Net Expenses	19,804	21,778	21,495	18,141
Net investment income	38,823	40,930	55,879	81,746
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	—	6,945	18,320
In-kind redemptions	92,141	225,414	—	—
Swap contracts	(22,135)	28,586	2,122	(75,252)
Net realized gain (loss)	70,006	254,000	9,067	(56,932)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,133,482	1,638,406	2,127,379	671,364
Swap contracts	(244,811)	383,139	859,289	(593,319)
Change in net unrealized appreciation	888,671	2,021,545	2,986,668	78,045
Net realized and unrealized gain	958,677	2,275,545	2,995,735	21,113
Net increase in net assets resulting from operations	$997,500	$2,316,475	$3,051,614	$102,859

1  Represents the period from January 16, 2019 (commencement of operations) to April 30, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
52

Statements of Operations (Unaudited)

For the Period Ended April 30, 20191

	Direxion MSCI Developed Over Emerging Markets ETF	Direxion MSCI Emerging Over Developed Markets ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Investment Income:
Dividend income	$—	$—	$44,730	$82,428
Interest income	4,397	3,725	6,228	7,010
Securities lending income	—	—	—	1
Total investment income	4,397	3,725	50,958	89,439
Expenses:
Investment advisory fees (Note 6)	16,615	16,645	23,278	22,048
Offering fees	4,468	4,468	1,708	1,708
Professional fees	3,447	3,448	3,672	3,630
Fund servicing fees	2,469	2,473	3,314	3,158
Pricing fees	1,722	1,722	1,722	1,722
Exchange listing fees	1,708	1,709	1,709	1,709
Management service fees (Note 6)	1,062	1,064	1,488	1,409
Reports to shareholders	684	686	955	905
Trustees' fees and expenses	165	165	230	218
Insurance fees	102	102	142	135
Licensing fees	—	—	2,910	2,756
Other	1,837	1,839	243	231
Total Expenses	34,279	34,321	41,371	39,629
Less: Reimbursement of expenses from Adviser (Note 6)	(15,587)	(15,595)	(15,183)	(14,825)
Net Expenses	18,692	18,726	26,188	24,804
Net investment income (loss)	(14,295)	(15,001)	24,770	64,635
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: In-kind redemptions	—	—	255,096	189,372
Swap contracts	(6,940)	(5,150)	43,781	(30,761)
Net realized gain (loss)	(6,940)	(5,150)	298,877	158,611
Change in net unrealized appreciation (depreciation) on: Investment securities	1,232,020	1,025,742	2,589,905	1,736,603
Swap contracts	154,643	(77,833)	486,547	(274,435)
Change in net unrealized appreciation	1,386,663	947,909	3,076,452	1,462,168
Net realized and unrealized gain	1,379,723	942,759	3,375,329	1,620,779
Net increase in net assets resulting from operations	$1,365,428	$927,758	$3,400,099	$1,685,414

1  Represents the period from January 16, 2019 (commencement of operations) to April 30, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
53

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Russell Large Over Small Cap ETF[1]	Direxion Russell Small Over Large Cap ETF[1]	PortfolioPlus Developed Markets ETF	PortfolioPlus Emerging Markets ETF
Investment Income:
Dividend income	$56,846	$37,579	$194,300	$508,991
Interest income	5,154	4,572	20,292	4,794
Securities lending income	94	694	302	68,587
Total investment income	62,094	42,845	214,894	582,372
Expenses:
Investment advisory fees (Note 6)	17,025	16,857	37,201	35,702
Professional fees	3,461	3,455	6,146	6,098
Fund servicing fees	2,521	2,500	4,498	4,051
Licensing fees	2,128	2,107	2,483	2,385
Pricing fees	1,722	1,722	2,968	2,968
Offering fees	1,709	1,709	—	—
Exchange listing fees	1,709	1,709	2,480	2,480
Management service fees (Note 6)	1,088	1,078	2,120	2,034
Reports to shareholders	701	694	1,425	1,368
Trustees' fees and expenses	169	167	333	319
Insurance fees	104	103	212	204
Interest expense	—	—	94	1,728
Other	179	177	896	878
Total Expenses	32,516	32,278	60,856	60,215
Less: Reimbursement of expenses from Adviser (Note 6)	(13,362)	(13,314)	(55,781)	(53,293)
Less: Investment advisory fees waived (Note 6)	—	—	(4,133)	(3,967)
Net Expenses	19,154	18,964	942	2,955
Net investment income	42,940	23,881	213,952	579,417
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	—	(2,124,255)	(2,719,334)
Swap contracts	(3,197)	(9,537)	(316,998)	(281,978)
Net realized loss	(3,197)	(9,537)	(2,441,253)	(3,001,312)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,714,152	1,353,408	2,688,506	4,186,000
Swap contracts	289,881	(147,233)	543,838	734,068
Change in net unrealized appreciation	2,004,033	1,206,175	3,232,344	4,920,068
Net realized and unrealized gain	2,000,836	1,196,638	791,091	1,918,756
Net increase in net assets resulting from operations	$2,043,776	$1,220,519	$1,005,043	$2,498,173

1  Represents the period from January 16, 2019 (commencement of operations) to April 30, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
54

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	PortfolioPlus S&P 500® ETF	PortfolioPlus S&P® Mid Cap ETF	PortfolioPlus S&P® Small Cap ETF
Investment Income:
Dividend income	$773,181	$143,772	$49,862
Interest income	11,558	9,946	5,741
Securities lending income	—	—	64
Total investment income	784,739	153,718	55,667
Expenses:
Investment advisory fees (Note 6)	136,004	41,753	15,589
Fund servicing fees	15,255	4,621	2,291
Licensing fees	13,186	4,960	6,757
Professional fees	9,297	6,290	5,451
Management service fees (Note 6)	7,750	2,379	887
Reports to shareholders	5,209	1,598	590
Pricing fees	2,976	2,968	2,975
Exchange listing fees	2,480	2,480	2,480
Trustees' fees and expenses	1,216	368	139
Insurance fees	775	238	88
Interest expense	—	1,774	41
Other	1,459	940	152
Total Expenses	195,607	70,369	37,440
Less: Reimbursement of expenses from Adviser (Note 6)	(145,075)	(53,863)	(30,118)
Less: Investment advisory fees waived (Note 6)	(45,335)	(13,918)	(5,196)
Net Expenses	5,197	2,588	2,126
Net investment income	779,542	151,130	53,541
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	4,417,600	(396,851)	(83,378)
In-kind redemptions	(39,441)	—	—
Swap contracts	476,493	(204,223)	(2,566)
Net realized gain (loss)	4,854,652	(601,074)	(85,944)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,310,979)	986,743	228,254
Swap contracts	497,050	217,797	52,289
Change in net unrealized appreciation (depreciation)	(813,929)	1,204,540	280,543
Net realized and unrealized gain	4,040,723	603,466	194,599
Net increase in net assets resulting from operations	$4,820,265	$754,596	$248,140

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
55

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares		Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$1,811,914	$3,999,383	$348,073	$355,583
Net realized gain (loss)	(10,775,411)	19,209,607	(478,600)	1,222,931
Change in net unrealized appreciation (depreciation)	19,512,394	(19,577,632)	(47,791)	(567,844)
Net increase (decrease) in net assets resulting from operations	10,548,897	3,631,358	(178,318)	1,010,670
Distributions to shareholders:
Net distributions to shareholders	(1,833,070)	(24,202,420)	(945,972)	(306,471)
Total distributions	(1,833,070)	(24,202,420)	(945,972)	(306,471)
Capital share transactions:
Proceeds from shares sold	5,925,838	232,432,581	1,208,832	48,695,469
Cost of shares redeemed	(63,780,408)	(235,980,061)	(10,907,299)	(8,469,823)
Transaction fees (Note 4)	—	—	2,302	6,564
Net increase (decrease) in net assets resulting from capital transactions	(57,854,570)	(3,547,480)	(9,696,165)	40,232,210
Total increase (decrease) in net assets	(49,138,743)	(24,118,542)	(10,820,455)	40,936,409
Net assets:
Beginning of year/period	204,008,205	228,126,747	52,847,368	11,910,959
End of year/period	$154,869,462	$204,008,205	$42,026,913	$52,847,368
Changes in shares outstanding
Shares outstanding, beginning of year/period	5,400,218	5,500,218	2,150,001	500,001
Shares sold	150,000	5,550,000	50,000	2,000,000
Shares repurchased	(1,700,000)	(5,650,000)	(450,000)	(350,000)
Shares outstanding, end of year/period	3,850,218	5,400,218	1,750,001	2,150,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
56

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion Zacks MLP High Income Index Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$808,847	$1,132,492	$154,014	$93,708
Net realized gain (loss)	4,404,353	7,403,765	(2,957,809)	(2,690,637)
Change in net unrealized appreciation (depreciation)	21,744,927	(5,127,653)	2,798,545	1,106,587
Net increase (decrease) in net assets resulting from operations	26,958,127	3,408,604	(5,250)	(1,490,342)
Distributions to shareholders:
Net distributions to shareholders	(721,796)	(1,143,088)	—	—
Return of capital	—	—	(2,900,000)	(5,900,000)
Total distributions	(721,796)	(1,143,088)	(2,900,000)	(5,900,000)
Capital share transactions:
Proceeds from shares sold	69,835,756	58,833,323	9,738,646	14,017,304
Cost of shares redeemed	(39,703,396)	(26,085,810)	(7,880,843)	(18,297,167)
Net increase (decrease) in net assets resulting from capital transactions	30,132,360	32,747,513	1,857,803	(4,279,863)
Total increase (decrease) in net assets	56,368,691	35,013,029	(1,047,447)	(11,670,205)
Net assets:
Beginning of year/period	179,574,266	144,561,237	52,110,328	63,780,533
End of year/period	$235,942,957	$179,574,266	$51,062,881	$52,110,328
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,150,002	3,450,002	3,650,000	3,950,000
Shares sold	1,500,000	1,300,000	700,000	850,000
Shares repurchased	(950,000)	(600,000)	(600,000)	(1,150,000)
Shares outstanding, end of year/period	4,700,002	4,150,002	3,750,000	3,650,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
57

Statements of Changes in Net Assets

	Direxion FTSE Russell International Over US ETF	Direxion FTSE Russell US Over International ETF
	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)
Operations:
Net investment income	$38,823	$40,930
Net realized gain	70,006	254,000
Change in net unrealized appreciation	888,671	2,021,545
Net increase in net assets resulting from operations	997,500	2,316,475
Distributions to shareholders:
Net distributions to shareholders	—	—
Capital share transactions:
Proceeds from shares sold	15,005,958	17,800,632
Cost of shares redeemed	(1,331,268)	(2,770,055)
Transaction fees (Note 4)	517	2,199
Net increase in net assets resulting from capital transactions	13,675,207	15,032,776
Total increase in net assets	14,672,707	17,349,251
Net assets:
Beginning of period	—	—
End of period	$14,672,707	$17,349,251
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	300,001	350,001
Shares repurchased	(25,000)	(50,000)
Shares outstanding, end of period	275,001	300,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
58

Statements of Changes in Net Assets

	Direxion MSCI Cyclicals Over Defensives ETF	Direxion MSCI Defensives Over Cyclicals ETF
	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)
Operations:
Net investment income	$55,879	$81,746
Net realized gain (loss)	9,067	(56,932)
Change in net unrealized appreciation	2,986,668	78,045
Net increase in net assets resulting from operations	3,051,614	102,859
Distributions to shareholders:
Net distributions to shareholders	(41,979)	(63,663)
Total distributions	(41,979)	(63,663)
Capital share transactions:
Proceeds from shares sold	13,750,050	13,750,050
Cost of shares redeemed	—	—
Net increase in net assets resulting from capital transactions	13,750,050	13,750,050
Total increase in net assets	16,759,685	13,789,246
Net assets:
Beginning of period	—	—
End of period	$16,759,685	$13,789,246
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	275,001	275,001
Shares repurchased	—	—
Shares outstanding, end of period	275,001	275,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
59

Statements of Changes in Net Assets

	Direxion MSCI Developed Over Emerging Markets ETF	Direxion MSCI Emerging Over Developed Markets ETF
	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)
Operations:
Net investment loss	$(14,295)	$(15,001)
Net realized loss	(6,940)	(5,150)
Change in net unrealized appreciation	1,386,663	947,909
Net increase in net assets resulting from operations	1,365,428	927,758
Distributions to shareholders:
Net distributions to shareholders	—	—
Capital share transactions:
Proceeds from shares sold	13,750,050	13,750,050
Cost of shares redeemed	—	—
Net increase in net assets resulting from capital transactions	13,750,050	13,750,050
Total increase in net assets	15,115,478	14,677,808
Net assets:
Beginning of period	—	—
End of period	$15,115,478	$14,677,808
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	275,001	275,001
Shares repurchased	—	—
Shares outstanding, end of period	275,001	275,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
60

Statements of Changes in Net Assets

	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)
Operations:
Net investment income	$24,770	$64,635
Net realized gain	298,877	158,611
Change in net unrealized appreciation	3,076,452	1,462,168
Net increase in net assets resulting from operations	3,400,099	1,685,414
Distributions to shareholders:
Net distributions to shareholders	—	—
Capital share transactions:
Proceeds from shares sold	30,337,230	28,207,559
Cost of shares redeemed	(2,797,013)	(2,676,621)
Transaction fees (Note 4)	6,416	5,410
Net increase in net assets resulting from capital transactions	27,546,633	25,536,348
Total increase in net assets	30,946,732	27,221,762
Net assets:
Beginning of period	—	—
End of period	$30,946,732	$27,221,762
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	575,001	550,001
Shares repurchased	(50,000)	(50,000)
Shares outstanding, end of period	525,001	500,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
61

Statements of Changes in Net Assets

	Direxion Russell Large Over Small Cap ETF	Direxion Russell Small Over Large Cap ETF
	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)	For the Period January 16, 2019[1] through April 30, 2019 (Unaudited)
Operations:
Net investment income	$42,940	$23,881
Net realized loss	(3,197)	(9,537)
Change in net unrealized appreciation	2,004,033	1,206,175
Net increase in net assets resulting from operations	2,043,776	1,220,519
Distributions to shareholders:
Net distributions to shareholders	—	—
Capital share transactions:
Proceeds from shares sold	13,750,050	13,750,050
Cost of shares redeemed	—	—
Net increase in net assets resulting from capital transactions	13,750,050	13,750,050
Total increase in net assets	15,793,826	14,970,569
Net assets:
Beginning of period	—	—
End of period	$15,793,826	$14,970,569
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	275,001	275,001
Shares repurchased	—	—
Shares outstanding, end of period	275,001	275,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
62

Statements of Changes in Net Assets

	PortfolioPlus Developed Markets ETF		PortfolioPlus Emerging Markets ETF
	Six Months Ended April 30, 2019 (Unaudited)	For the Period February 15, 2018[1] through October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	For the Period February 15, 2018[1] through October 31, 2018
Operations:
Net investment income	$213,952	$476,432	$579,417	$56,182
Net realized loss	(2,441,253)	(588,988)	(3,001,312)	(1,045,736)
Change in net unrealized appreciation (depreciation)	3,232,344	(3,126,315)	4,920,068	(4,656,995)
Net increase (decrease) in net assets resulting from operations	1,005,043	(3,238,871)	2,498,173	(5,646,549)
Distributions to shareholders:
Net distributions to shareholders	(270,954)	(392,041)	(604,333)	(30,004)
Total distributions	(270,954)	(392,041)	(604,333)	(30,004)
Capital share transactions:
Proceeds from shares sold	—	25,000,025	—	26,065,190
Cost of shares redeemed	(19,790,783)	—	(17,761,157)	(1,206,581)
Net increase (decrease) in net assets resulting from capital transactions	(19,790,783)	25,000,025	(17,761,157)	24,858,609
Total increase (decrease) in net assets	(19,056,694)	21,369,113	(15,867,317)	19,182,056
Net assets:
Beginning of year/period	21,369,113	—	19,182,056	—
End of year/period	$2,312,419	$21,369,113	$3,314,739	$19,182,056
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,000,001	—	1,000,001	—
Shares sold	—	1,000,001	—	1,050,001
Shares repurchased	(900,000)	—	(850,000)	(50,000)
Shares outstanding, end of year/period	100,001	1,000,001	150,001	1,000,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
63

Statements of Changes in Net Assets

	PortfolioPlus S&P 500® ETF		PortfolioPlus S&P® Mid Cap ETF
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	For the Period February 15, 2018[1] through October 31, 2018
Operations:
Net investment income	$779,542	$1,417,085	$151,130	$321,051
Net realized gain (loss)	4,854,652	2,451,559	(601,074)	(129,219)
Change in net unrealized appreciation (depreciation)	(813,929)	1,606,540	1,204,540	(873,465)
Net increase (decrease) in net assets resulting from operations	4,820,265	5,475,184	754,596	(681,633)
Distributions to shareholders:
Net distributions to shareholders	(851,759)	(1,878,554)	(178,047)	(212,200)
Total distributions	(851,759)	(1,878,554)	(178,047)	(212,200)
Capital share transactions:
Proceeds from shares sold	—	42,434,428	—	25,000,025
Cost of shares redeemed	(60,243,704)	(36,629,645)	(22,034,223)	—
Net increase (decrease) in net assets resulting from capital transactions	(60,243,704)	5,804,783	(22,034,223)	25,000,025
Total increase (decrease) in net assets	(56,275,198)	9,401,413	(21,457,674)	24,106,192
Net assets:
Beginning of year/period	76,461,284	67,059,871	24,106,192	—
End of year/period	$20,186,086	$76,461,284	$2,648,518	$24,106,192
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,100,000	1,950,000	1,000,001	—
Shares sold	—	1,150,000	—	1,000,001
Shares repurchased	(1,600,000)	(1,000,000)	(900,000)	—
Shares outstanding, end of year/period	500,000	2,100,000	100,001	1,000,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
64

Statements of Changes in Net Assets

	PortfolioPlus S&P® Small Cap ETF
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$53,541	$101,762
Net realized gain (loss)	(85,944)	552,573
Change in net unrealized appreciation (depreciation)	280,543	(625,993)
Net increase in net assets resulting from operations	248,140	28,342
Distributions to shareholders:
Net distributions to shareholders	(64,314)	(205,530)
Total distributions	(64,314)	(205,530)
Capital share transactions:
Proceeds from shares sold	—	15,911,243
Cost of shares redeemed	—	(15,520,320)
Net increase in net assets resulting from capital transactions	—	390,923
Total increase in net assets	183,826	213,735
Net assets:
Beginning of year/period	7,188,422	6,974,687
End of year/period	$7,372,248	$7,188,422
Changes in shares outstanding
Shares outstanding, beginning of year/period	200,000	200,000
Shares sold	—	400,000
Shares repurchased	—	(400,000)
Shares outstanding, end of year/period	200,000	200,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
65

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[5]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion All Cap Insider Sentiment Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$37.78	$0.42	$0.42	$2.46	$2.88	$(0.44)	$—	$—	$(0.44)	$40.22	7.77%	$154,869	0.59%	0.69%	2.24%	0.59%	0.69%	2.24%	457%
For the Year Ended October 31, 2018	$41.48	0.72	0.76	(0.05)	0.67	(0.79)	(3.58)	—	(4.37)	$37.78	1.04%	$204,008	0.67%	0.76%	1.74%	0.59%	0.68%	1.82%	919%
For the Year Ended October 31, 2017	$36.93	0.51	0.51	6.01	6.52	(0.48)	(1.49)	—	(1.97)	$41.48	18.07%	$228,127	0.64%	0.74%	1.30%	0.64%	0.74%	1.30%	932%
For the Year Ended October 31, 2016	$35.47	0.60	0.60	1.40	2.00	(0.54)	—	—	(0.54)	$36.93	5.66%	$173,551	0.65%	0.77%	1.66%	0.65%	0.77%	1.66%	890%
For the Year Ended October 31, 2015	$33.36	0.34	0.34	2.05	2.39	(0.28)	—	—	(0.28)	$35.47	7.16%	$134,797	0.65%	0.78%	0.97%	0.65%	0.78%	0.97%	827%
For the Year Ended October 31, 2014	$27.73	0.40	0.41	5.56	5.96	(0.33)	—	—	(0.33)	$33.36	21.60%	$30,024	0.66%	0.91%	1.33%	0.65%	0.91%	1.34%	835%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Six Months Ended April 30, 2019 (Unaudited)	$24.58	0.18	0.18	(0.25)	(0.07)	(0.49)	—	—	(0.49)	$24.02	(0.28)%	$42,027	0.70%	0.84%	1.52%	0.70%	0.84%	1.52%	0%
For the Year Ended October 31, 2018	$23.82	0.20	0.20	0.72	0.92	(0.16)	—	—	(0.16)	$24.58	3.84%	$52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
For the Period March 30, 2017[8] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	—	—	—	—	$23.82	(4.72)%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$43.27	0.20	0.20	6.91	7.11	(0.18)	—	—	(0.18)	$50.20	16.51%	$235,943	0.35%	0.49%	0.88%	0.35%	0.49%	0.88%	18%
For the Year Ended October 31, 2018	$41.90	0.31	0.31	1.37	1.68	(0.31)	—	—	(0.31)	$43.27	3.98%	$179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	—	—	(0.26)	$41.90	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
For the Year Ended October 31, 2016	$32.60	0.35	0.35	0.83	1.18	(0.34)	—	—	(0.34)	$33.44	3.68%	$83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
For the Year Ended October 31, 2015	$30.69	0.30	0.30	1.90	2.20	(0.29)	—	—	(0.29)	$32.60	7.16%	$84,744	0.35%	0.52%	0.91%	0.35%	0.52%	0.91%	50%
For the Year Ended October 31, 2014	$25.58	0.32	0.32	5.11	5.43	(0.32)	—	—	(0.32)	$30.69	21.35%	$33,755	0.35%	0.62%	1.16%	0.35%	0.61%	1.17%	80%
Direxion Zacks MLP High Income Index Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$14.28	0.04	0.04	0.10	0.14	—	—	(0.80)	(0.80)	$13.62	1.51%	$51,063	0.65%	0.76%	0.62%	0.65%	0.76%	0.62%	63%
For the Year Ended October 31, 2018	$16.15	0.03	0.01	(0.30)	(0.27)	—	—	(1.60)	(1.60)	$14.28	(1.74)%	$52,110	0.65%[9]	0.76%	(0.08)%	0.65%	0.76%	(0.08)%	115%
For the Year Ended October 31, 2017	$18.04	0.12	0.02	(0.41)	(0.29)	—	—	(1.60)	(1.60)	$16.15	(1.90)%	$63,781	0.65%[9]	0.94%	0.13%	0.65%	0.94%	0.13%	86%
For the Year Ended October 31, 2016	$23.28	0.05	(0.05)	(3.69)	(3.64)	—	—	(1.60)	(1.60)	$18.04	(15.11)%	$64,039	0.65%[9]	0.99%	(0.27)%	0.65%	0.99%	(0.27)%	151%
For the Year Ended October 31, 2015	$40.24	(0.02)	0.02	(14.03)	(14.05)	—	—	(2.91)	(2.91)	$23.28	(36.20)%	$74,496	0.65%[9]	0.89%	0.07%	0.65%	0.89%	0.07%	171%
For the Period January 23, 2014[8] through October 31, 2014	$40.00	(0.08)	(0.14)	2.39	2.31	—	—	(2.07)	(2.07)	$40.24	5.73%	$54,328	0.65%[9]	1.23%	(0.43)%	0.65%	1.23%	(0.43)%	92%
Direxion FTSE Russell International Over US ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	0.13	0.13	3.23	3.36	—	—	—	—	$53.36	6.72%	$14,673	0.45%	0.76%	0.88%	0.45%	0.76%	0.88%	0%
Direxion FTSE Russell US Over International ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	0.14	0.15	7.69	7.83	—	—	—	—	$57.83	15.66%	$17,349	0.48%	0.78%	0.90%	0.45%	0.75%	0.93%	0%
Direxion MSCI Cyclicals Over Defensives ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	0.20	0.21	10.89	11.09	(0.15)	—	—	(0.15)	$60.94	22.21%	$16,760	0.49%	0.85%	1.28%	0.45%	0.81%	1.32%	1%
Direxion MSCI Defensives Over Cyclicals ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	0.30	0.30	0.07	0.37	(0.23)	—	—	(0.23)	$50.14	0.73%	$13,789	0.45%	0.83%	2.03%	0.45%	0.83%	2.03%	6%
Direxion MSCI Developed Over Emerging Markets ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	(0.05)	(0.05)	5.02	4.97	—	—	—	—	$54.97	9.94%	$15,115	0.45%	0.83%	(0.34)%	0.45%	0.83%	(0.34)%	0%
Direxion MSCI Emerging Over Developed Markets ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	(0.05)	(0.05)	3.42	3.37	—	—	—	—	$53.37	6.74%	$14,678	0.45%	0.82%	(0.36)%	0.45%	0.82%	(0.36)%	0%
Direxion Russell 1000® Growth Over Value ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	0.07	0.07	8.88	8.95	—	—	—	—	$58.95	17.90%	$30,947	0.45%	0.71%	0.43%	0.45%	0.71%	0.43%	0%
Direxion Russell 1000® Value Over Growth ETF
For the Period January 16, 2019[8] through April 30, 2019	$50.00	0.18	0.18	4.26	4.44	—	—	—	—	$54.44	8.88%	$27,222	0.45%	0.72%	1.17%	0.45%	0.72%	1.17%	0%
Direxion Russell Large Over Small Cap ETF
For the Period January 16, 2019[9] through April 30, 2019	$50.00	0.16	0.16	7.27	7.43	—	—	—	—	$57.43	14.86%	$15,794	0.45%	0.76%	1.01%	0.45%	0.76%	1.01%	0%
Direxion Russell Small Over Large Cap ETF
For the Period January 16, 2019[9] through April 30, 2019	$50.00	0.09	0.09	4.35	4.44	—	—	—	—	$54.44	8.88%	$14,971	0.45%	0.77%	0.57%	0.45%	0.77%	0.57%	0%

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[5]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
PortfolioPlus Developed Markets ETF
For the Six Months Ended April 30, 2019 (Unaudited)	$21.37	$0.28	$0.28	$1.77	$2.05	$(0.30)	$—	$—	$(0.30)	$23.12	9.71%	$2,312	0.01%	0.74%	2.59%	0.01%[11]	0.74%	2.59%	19%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.48	0.48	(3.72)	(3.24)	(0.39)	—	—	(0.39)	$21.37	(13.13)%	$21,369	0.00%[10]	0.72%	2.77%	0.00%[11]	0.72%	2.77%	22%
PortfolioPlus Emerging Markets ETF
For the Six Months Ended April 30, 2019 (Unaudited)	$19.18	0.74	0.74	2.85	3.59	(0.67)	—	—	(0.67)	$22.10	19.32%	$3,315	0.04%	0.76%	7.30%	0.02%[11]	0.74%	7.32%	18%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.06	0.06	(5.85)	(5.79)	(0.03)	—	—	(0.03)	$19.18	(23.17)%	$19,182	0.00%[10]	0.74%	0.37%	0.00%[11]	0.74%	0.37%	22%
PortfolioPlus S&P 500® ETF
For the Six Months Ended April 30, 2019 (Unaudited)	$36.41	0.46	0.46	3.91	4.37	(0.41)	—	—	(0.41)	$40.37	12.25%	$20,186	0.02%	0.65%	2.58%	0.02%[11]	0.65%	2.58%	9%
For the Year Ended October 31, 2018	$34.39	0.67	0.68	2.24	2.91	(0.64)	(0.25)	—	(0.89)	$36.41	8.36%	$76,461	0.04%	0.67%	1.80%	0.00%[11]	0.63%	1.84%	30%
For the Year Ended October 31, 2017	$26.76	0.83	0.83	7.03	7.86	(0.23)	—	—	(0.23)	$34.39	29.43%	$67,060	0.22%	0.81%	2.61%	0.22%	0.81%	2.61%	92%
For the Year Ended October 31, 2016	$26.46	0.51	0.52	0.70	1.21	(0.89)	—	(0.02)	(0.91)	$26.76	4.74%	$6,690	0.39%	1.16%	1.97%	0.35%	1.12%	2.01%	50%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.20	0.20	1.36	1.56	(0.10)	—	—	(0.10)	$26.46	6.23%	$1,323	0.43%	2.34%	0.91%	0.43%	2.34%	0.91%	0%
PortfolioPlus S&P® Mid Cap ETF
For the Six Months Ended April 30, 2019 (Unaudited)	$24.11	0.20	0.20	2.37	2.57	(0.20)	—	—	(0.20)	$26.48	10.86%	$2,649	0.03%	0.76%	1.63%	0.01%[11]	0.74%	1.65%	22%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.32	0.32	(1.00)	(0.68)	(0.21)	—	—	(0.21)	$24.11	(2.81)%	$24,106	0.01%	0.73%	1.73%	0.00%[11]	0.72%	1.74%	18%
PortfolioPlus S&P® Small Cap ETF
For the Six Months Ended April 30, 2019 (Unaudited)	$35.94	0.27	0.27	0.97	1.24	(0.32)	—	—	(0.32)	$36.86	3.64%	$7,372	0.06%	1.08%	1.55%	0.06%[11]	1.08%	1.55%	8%
For the Year Ended October 31, 2018	$34.87	0.50	0.52	1.46	1.96	(0.41)	(0.48)	—	(0.89)	$35.94	5.37%	$7,188	0.06%	1.06%	1.30%	0.00%[11]	1.00%	1.36%	235%
For the Year Ended October 31, 2017	$26.05	0.28	0.28	8.82	9.10	(0.28)	—	—	(0.28)	$34.87	35.01%	$6,975	0.21%	1.44%	0.89%	0.20%	1.43%	0.90%	300%
For the Year Ended October 31, 2016	$25.17	0.27	0.27	0.79	1.06	(0.18)	—	—	(0.18)	$26.05	4.23%	$5,211	0.35%	2.28%	1.08%	0.35%	2.28%	1.08%	35%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.10	0.10	0.07	0.17	—	—	—	—	$25.17	0.68%	$1,259	0.43%	4.38%	0.46%	0.43%	4.38%	0.46%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of investment operations.

9  This ratio excludes current and deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio for the period ended October 31, 2014 and years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018 would be 1.63%, 0.39%, 2.41%, 0.13% and 0.41%, respectively.

10  Less than 0.005%.

11  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver of expenses, these ratios would have been 0.45% for the PortfolioPlus Developed Markets ETF, 0.45% for the PortfolioPlus Emerging Markets ETF, 0.30% for the PortfolioPlus S&P 500® ETF, 0.38% for the PortfolioPlus S&P® Mid Cap ETF and 0.33% for the PortfolioPlus S&P® Small Cap ETF.
The accompanying notes are an integral part of these financial statements.

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Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2019

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 93 separate series (each, a "Fund" and together the "Funds"). Nineteen of these Funds are included in this report:

Thematic Weight ETFs	PortfolioPlus ETFs
Direxion All Cap Insider Sentiment Shares	PortfolioPlus Developed Markets ETF
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	PortfolioPlus Emerging Markets ETF
Direxion NASDAQ-100® Equal Weighted Index Shares	PortfolioPlus S&P 500® ETF
Direxion Zacks MLP High Income Index Shares	PortfolioPlus S&P® Mid Cap ETF
Direxion FTSE Russell International Over US ETF	PortfolioPlus S&P® Small Cap ETF
Direxion FTSE Russell US Over International ETF
Direxion MSCI Cyclicals Over Defensives ETF
Direxion MSCI Defensives Over Cyclicals ETF
Direxion MSCI Developed Over Emerging Markets ETF
Direxion MSCI Emerging Over Developed Markets ETF
Direxion Russell 1000® Growth Over Value ETF
Direxion Russell 1000® Value Over Growth ETF
Direxion Russell Large Over Small Cap ETF
Direxion Russell Small Over Large Cap ETF

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC ("Rafferty") serves as investment adviser to the Thematic Weight ETFs and Direxion Advisors LLC, a wholly-owned subsidiary of Rafferty, serves as investment adviser to the PortfolioPlus ETFs (the "Adviser"). Each Adviser has registered as a commodity pool operator ("CPO") and the Funds, with the exception of Direxion All Cap Insider Sentiment Shares, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Zacks MLP High Income Index Shares, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, each Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Thematic Weight ETF seeks investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion Zacks MLP High Income Index Shares	Zacks MLP High Income Index
Direxion FTSE Russell International Over US ETF	FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index
Direxion FTSE Russell US Over International ETF	Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index
Direxion MSCI Cyclicals Over Defensives ETF	MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index

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Funds	Index or Benchmark
Direxion MSCI Defensives Over Cyclicals ETF	MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index
Direxion MSCI Developed Over Emerging Markets ETF	MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index
Direxion MSCI Emerging Over Developed Markets ETF	MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000®Value/Growth 150/50 Net Spread Index
Direxion Russell Large Over Small Cap ETF	Russell 1000®/Russell 2000® 150/50 Net Spread Index
Direxion Russell Small Over Large Cap ETF	Russell 2000®/Russell 1000® 150/50 Net Spread Index

Each PortfolioPlus ETF seeks daily investment results, before fees and expenses, of 135% of the daily performance of the underlying index as listed below:

Funds	Index or Benchmark
PortfolioPlus Developed Markets ETF	FTSE Developed All Cap ex U.S. Index
PortfolioPlus Emerging Markets ETF	FTSE Emerging Index
PortfolioPlus S&P 500® ETF	S&P 500® Index
PortfolioPlus S&P® Mid Cap ETF	S&P Mid Cap 400® Index
PortfolioPlus S&P® Small Cap ETF	S&P Small Cap 600® Index

Prior to March 1, 2019, each PortfolioPlus ETF sought daily investment results, before fees and expenses, of 125% of the daily performance of each Fund's respective underlying index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2019.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by the Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities;

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c) the Funds' pricing service provides a valuation that in the judgment of the Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013 – 01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2019 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion FTSE Russell International Over US ETF	$582,579	$582,579	$—	$—	$827,390	$582,579	$244,811[1]	$—
Direxion FTSE Russell US Over International ETF	983,652	600,513	280,000	103,139	600,513	600,513	—	—
Direxion MSCI Cyclicals Over Defensives ETF	1,226,643	367,354	859,289[1]	—	367,354	367,354	—	—
Direxion MSCI Defensives Over Cyclicals ETF	358,494	358,494	—	—	951,813	358,494	593,319[1]	—
Direxion MSCI Developed Over Emerging Markets ETF	630,986	476,343	—	154,643	476,343	476,343	—	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion MSCI Emerging Over Developed Markets ETF	$495,576	$495,576	$—	$—	$573,409	$495,576	$77,833[1]	$—
PortfolioPlus Developed Markets ETF	18,100	—	18,100[1]	—	—	—	—	—
Portfolio+ Emerging Markets ETF	8,666	—	—	8,666	—	—	—	—
Portfolio+ S&P 500® ETF	3,033	—	—	3,033	—	—	—	—
PortfolioPlus S&P® Mid Cap ETF	27,002	—	—	27,002	—	—	—	—
PortfolioPlus S&P® Small Cap ETF	9,852	—	—	9,852	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Russell 1000® Growth Over Value ETF	$1,483,438	$996,891	$486,547[1]	$—	$996,891	$996,891	$—	$—
Direxion Russell 1000® Value Over Growth ETF	968,085	968,085	—	—	1,242,520	968,085	274,435[1]	—
Direxion Russell Large Over Small Cap ETF	959,276	669,395	270,000	19,881	669,395	669,395	—	—
Direxion Russell Small Over Large Cap ETF	677,900	677,900	—	—	825,133	677,900	147,233[1]	—
Portfolio+ S&P 500® ETF	364,094	—	230,000	134,094	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the

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transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) was invested in futures contracts as of the period ended April 30, 2019.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2019.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the Direxion BCS Fund Ltd. ("BCS Fund"). The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of April 30, 2019, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $42,026,913, of which $7,730,619, or approximately 18.39%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF, through its investments in the subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the period ended April 30, 2019.

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i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2019, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2019, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion All Cap Insider Sentiment Shares	$2,588,655	$2,084,466	$603,357	$2,687,823
Direxion NASDAQ-100® Equal Weighted Index Shares	7,886,145	3,113,675	4,940,055	8,053,730
Direxion Zacks MLP High Income Index Shares	11,205,946	11,026,831	453,248	11,480,079
Direxion MSCI Cyclicals Over Defensives ETF	32,013	32,688	—	32,688
PortfolioPlus Emerging Markets ETF	472,903	483,006	—	483,006

k) Federal Income Taxes – Each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. No provision for U.S. Federal income has been made by the Funds. Certain Funds paid U.S. excise taxes during the period ended April 30, 2019.

The Direxion Zacks MLP High Income Index Shares intends to invest primarily in Master Limited Partnerships ("MLPs"), which generally are treated as qualified publicly traded partnerships for U.S. Federal income tax purposes. As such, the Direxion Zacks MLP High Income Index Shares does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, but is taxed as a regular C-corporation. As a regular C-corporation, the Fund is obligated to pay U.S. Federal, state and local income tax on its taxable income. In addition, current tax laws prevent the

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Fund from qualifying as a regulated investment company due to the Fund's concentration in MLPs. The Tax Cuts and Jobs Act was signed into law on December 22, 2017. This new legislation provides a reduction of the U.S. corporate tax rate from 35% to 21%. The Fund is currently using an estimated 23.88% tax rate for U.S. Federal, state and local tax, which is composed of a 21% marginal U.S. Federal tax rate and an assumed 2.88% rate attributable to state taxes. In addition, Zacks has revalued the deferred tax assets and liabilities using the new reduced rate.

The Direxion Zacks MLP High Income Index Shares deferred tax expense is included in the Statement of Operations based on the component of income or gain (losses) to which the expenses relate. Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.

The Direxion Zacks MLP High Income Index Shares recognizes in the financial statements the impact of a tax position, if that position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

l) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. These estimates are assumptions based on the MLPs election to be taxed as partnership or as corporation. Distributions received from MLPs taxed as partnerships are assumed to be 100% return of capital while distributions received from MLPs taxed as corporations are assumed to be 100% income. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Direxion Zacks MLP High Income Index Shares estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended October 31, 2018, the Fund has estimated approximately 96% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the period ended April 30, 2019 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

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	Period Ended April 30, 2019 (Unaudited)			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$1,833,070	$—	$—	$24,202,420	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	945,972	—	—	306,471	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	721,796	—	—	1,143,088	—	—
Direxion Zacks MLP High Income Index Shares	—	—	2,900,000	—	—	5,900,000
Direxion FTSE Russell International Over US ETF[2]	—	—	—	—	—	—
Direxion FTSE Russell US Over International ETF[2]	—	—	—	—	—	—
Direxion MSCI Cyclicals Over Defensives ETF[2]	41,979	—	—	—	—	—
Direxion MSCI Defensives Over Cyclicals ETF[2]	63,663	—	—	—	—	—
Direxion MSCI Developed Over Emerging Markets ETF[2]	—	—	—	—	—	—
Direxion MSCI Emerging Over Developed Markets ETF[2]	—	—	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF[2]	—	—	—	—	—	—
Direxion Russell 1000® Value Over Growth ETF[2]	—	—	—	—	—	—
Direxion Russell Large Over Small Cap ETF[2]	—	—	—	—	—	—
Direxion Russell Small Over Large Cap ETF[2]	—	—	—	—	—	—
PortfolioPlus Developed Markets ETF[1]	270,954	—	—	392,041	—	—
PortfolioPlus Emerging Markets ETF[1]	604,333	—	—	30,004	—	—
PortfolioPlus S&P 500® ETF	851,759	—	—	1,878,554	—	—
PortfolioPlus S&P® Mid Cap ETF[1]	178,047	—	—	212,200	—	—
PortfolioPlus S&P® Small Cap ETF	64,314	—	—	205,530	—	—

1  Commenced operations on February 15, 2018.

2  Commenced operations on January 16, 2019.

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At October 31, 2018, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$(14,992,524)	$345,831	$—	$—	$(14,646,693)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	(362,230)	721,802	—	(4,908)	354,664
Direxion NASDAQ-100® Equal Weighted Index Shares	8,628,648	4,811	—	(2,298,241)	6,335,218
Direxion FTSE Russell International Over US ETF	—	—	—	—	—
Direxion FTSE Russell US Over International ETF	—	—	—	—	—
Direxion MSCI Cyclicals Over Defensives ETF	—	—	—	—	—
Direxion MSCI Defensives Over Cyclicals ETF	—	—	—	—	—
Direxion MSCI Developed Over Emerging Markets ETF	—	—	—	—	—
Direxion MSCI Emerging Over Developed Markets ETF	—	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	—	—	—	—	—
Direxion Russell 1000® Value Over Growth ETF	—	—	—	—	—
Direxion Russell Large Over Small Cap ETF	—	—	—	—	—
Direxion Russell Small Over Large Cap ETF	—	—	—	—	—
PortfolioPlus Developed Markets ETF	(3,258,407)	86,425	—	(456,896)	(3,628,878)
PortfolioPlus Emerging Markets ETF	(5,579,441)	28,287	—	(81,452)	(5,632,606)
PortfolioPlus S&P 500® ETF	3,678,873	360,997	—	—	4,039,870
PortfolioPlus S&P® Mid Cap ETF	(914,329)	110,960	—	(88,355)	(891,724)
PortfolioPlus S&P® Small Cap ETF	(163,084)	33,737	—	—	(129,347)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover.

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At April 30, 2019, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$151,506,344	$6,396,343	$(1,636,236)	$4,760,107
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	206,791,244	38,677,088	(6,774,834)	31,902,254
Direxion FTSE Russell International Over US ETF	13,385,448	1,133,482	—	1,133,482
Direxion FTSE Russell US Over International ETF	14,826,214	1,638,406	—	1,638,406
Direxion MSCI Cyclicals Over Defensives ETF	13,135,135	2,165,987	(38,608)	2,127,379
Direxion MSCI Defensives Over Cyclicals ETF	13,118,245	1,020,960	(349,596)	671,364
Direxion MSCI Developed Over Emerging Markets ETF	13,094,220	1,232,020	—	1,232,020
Direxion MSCI Emerging Over Developed Markets ETF	13,225,206	1,025,742	—	1,025,742
Direxion Russell 1000® Growth Over Value ETF	27,073,491	2,589,905	—	2,589,905
Direxion Russell 1000® Value Over Growth ETF	24,486,830	1,736,603	—	1,736,603
Direxion Russell Large Over Small Cap ETF	13,098,948	1,714,152	—	1,714,152
Direxion Russell Small Over Large Cap ETF	13,082,640	1,353,408	—	1,353,408
PortfolioPlus Developed Markets ETF	2,210,156	87,929	—	87,929
PortfolioPlus Emerging Markets ETF	3,528,551	254,407	—	254,407
PortfolioPlus S&P 500 ETF	17,145,320	2,916,795	—	2,916,795
PortfolioPlus S&P Mid Cap ETF	2,320,473	304,073	—	304,073
PortfolioPlus S&P Small Cap ETF	7,134,804	177,037	—	177,037

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

Net investment income/(loss) and realized gains and losses for U.S. Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences distributable earnings due to differences between financial reporting and tax reporting be classified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2018. At October 31, 2018, no Funds deferred any qualified late year losses.

Under current law, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

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At October 31, 2018, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Expiring 10/31/2019	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$—	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	1,057,880	—	—	2,298,241
Direxion FTSE Russell International Over US ETF	—	—	—	—
Direxion FTSE Russell US Over International ETF	—	—	—	—
Direxion MSCI Cyclicals Over Defensives ETF	—	—	—	—
Direxion MSCI Defensives Over Cyclicals ETF	—	—	—	—
Direxion MSCI Developed Over Emerging Markets ETF	—	—	—	—
Direxion MSCI Emerging Over Developed Markets ETF	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	—	—	—	—
Direxion Russell 1000® Value Over Growth ETF	—	—	—	—
Direxion Russell Large Over Small Cap ETF	—	—	—	—
Direxion Russell Small Over Large Cap ETF	—	—	—	—
PortfolioPlus Developed Markets ETF	—	—	456,896	—
PortfolioPlus Emerging Markets ETF	—	—	81,452	—
PortfolioPlus S&P 500® ETF	—	—	—	—
PortfolioPlus S&P® Mid Cap ETF	—	—	88,355	—
PortfolioPlus S&P® Small Cap ETF	—	—	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As April 30, 2019, open U.S. Federal and state income tax years include the tax years ended October 31, 2016 through October 31, 2018. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Direxion Zacks MLP High Income Index Shares deferred tax asset as of April 30, 2019 are as follows:

Deferred tax assets:
Net operating loss carryforward	$185,885
Capital loss carryforward	11,276,946
Net unrealized depreciation on investments in securities	173,232
Total deferred tax assets before valuation allowance	11,636,063
Valuation allowance	(11,636,063)
Total deferred tax assets after valuation allowance	—
Less: Deferred tax liabilities	—
Net deferred tax asset	$—

As of April 30, 2019 a valuation allowance of $11,636,063 was deemed necessary, as Direxion Zacks MLP High Income Index Shares does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income.

DIREXION SEMI-ANNUAL REPORT
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The net operating loss carryforward and capital loss carryforward is available to offset future taxable income. The Direxion Zacks MLP High Income Index Shares has the following capital loss and net operating loss amounts:

Capital loss	Amount	Expiration
Fiscal year ended October 31, 2019	$2,783,513	October 31, 2024
Fiscal year ended October 31, 2018	2,110,342	October 31, 2023
Fiscal year ended October 31, 2017	—	October 31, 2022
Fiscal year ended October 31, 2016	22,254,486	October 31, 2021
Fiscal year ended October 31, 2015	20,242,025	October 31, 2020
Net operating loss	Amount	Expiration
Fiscal year ended October 31, 2019	$171,208	Indefinite
Fiscal year ended October 31, 2018	609,959	Indefinite

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried indefinitely. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of October 31, 2020.

Total income tax benefit (current and deferred) differs from the amount computed by applying the U.S. federal statutory income tax rate of 21% to net investment income/(loss) and realized and unrealized gains (losses) on investments before taxes for the period ended April 30, 2019 is as follows:

Income tax provision (benefit) at the federal statutory rate of 21%	$(1,102)
State income tax (benefit), net of federal benefit	(147)
Tax (benefit) expense on permanent items	125,780
Change in valuation allowance	(124,531)
Total tax (benefit) expense	$—

Total income taxes are computed by applying the U.S. federal statutory rate plus a blended U.S. state income tax rate. During the year, the Direxion Zacks MLP High Income Index Shares re-evaluated its blended state income tax rate, decreasing the overall rate from 23.88% to 23.80% due to anticipated state apportionment of income and gains.

At April 30, 2019, the tax cost of investments, gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes of the Direxion Zacks MLP High Income Index Shares were as follows:

Tax cost of investments	$58,316,035
Gross unrealized appreciation	6,160,788
Gross unrealized depreciation	(2,937,247)
Net unrealized appreciation/(depreciation)	$3,223,541

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

DIREXION SEMI-ANNUAL REPORT
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Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2019. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$751,241,878	$751,346,988	$5,929,621	$63,768,304
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	33,715,230	33,666,653	69,856,592	39,701,264
Direxion Zacks MLP High Income Index Shares	30,878,347	31,574,325	9,732,455	7,880,292
Direxion FTSE Russell International Over US ETF[1]	13,109,533	—	1,191,203	1,267,429
Direxion FTSE Russell US Over International ETF[1]	16,026,069	—	1,205,227	2,630,503
Direxion MSCI Cyclicals Over Defensives ETF[1]	13,216,905	123,337	—	—
Direxion MSCI Defensives Over Cyclicals ETF[1]	13,111,505	649,105	—	—
Direxion MSCI Developed Over Emerging Markets ETF[1]	13,094,220	—	—	—
Direxion MSCI Emerging Over Developed Markets ETF[1]	13,225,206	—	—	—
Direxion Russell 1000® Growth Over Value ETF[1]	21,766,093	—	7,710,734	2,658,432
Direxion Russell 1000® Value Over Growth ETF[1]	19,119,915	—	7,459,020	2,541,639
Direxion Russell Large Over Small Cap ETF[1]	13,098,948	—	—	—
Direxion Russell Small Over Large Cap ETF[1]	13,082,640	—	—	—
PortfolioPlus Developed Markets ETF	2,545,829	20,254,069	—	—
PortfolioPlus Emerging Markets ETF	2,552,501	19,871,686	—	—
PortfolioPlus S&P 500® ETF	5,191,442	61,353,640	—	3,234,807
PortfolioPlus S&P® Mid Cap ETF	3,567,958	23,493,999	—	—
PortfolioPlus S&P® Small Cap ETF	1,174,069	543,772	—	—

1  Represents the period from January 16, 2019 (commencement of operations) to April 30, 2019.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2019.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory

DIREXION SEMI-ANNUAL REPORT
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Agreement, each Fund pays their respective Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Zacks MLP High Income Index Shares	0.50%
Direxion FTSE Russell International Over US ETF	0.40%
Direxion FTSE Russell US Over International ETF	0.40%
Direxion MSCI Cyclicals Over Defensives ETF	0.40%
Direxion MSCI Defensives Over Cyclicals ETF	0.40%
Direxion MSCI Developed Over Emerging Markets ETF	0.40%
Direxion MSCI Emerging Over Developed Markets ETF	0.40%
Direxion Russell 1000® Growth Over Value ETF	0.40%
Direxion Russell 1000® Value Over Growth ETF	0.40%
Direxion Russell Large Over Small Cap ETF	0.40%
Direxion Russell Small Over Large Cap ETF	0.40%
PortfolioPlus Developed Markets ETF	0.45%
PortfolioPlus Emerging Markets ETF	0.45%
PortfolioPlus S&P 500® ETF	0.45%
PortfolioPlus S&P® Mid Cap ETF	0.45%
PortfolioPlus S&P® Small Cap ETF	0.45%

The Direxion All Cap Insider Sentiment Shares ETF pays its Adviser investment advisory fees based an annual rate of 0.40% of the Fund's respective average daily net assets up to $500,000,000 and 0.31% of average daily net assets in excess of $500,000,000.

The Adviser has agreed to waive the investment advisory fee for the PortfolioPlus ETFs at least until September 1, 2020. The fee waived is not subject to recoupment. The amount of the waiver is based on a Fund's average daily net assets multiplied by the following rates:

PortfolioPlus Developed Markets ETF	0.05%
PortfolioPlus Emerging Markets ETF	0.05%
PortfolioPlus S&P 500® ETF	0.15%
PortfolioPlus S&P® Mid Cap ETF	0.15%
PortfolioPlus S&P® Small Cap ETF	0.15%

Additionally, the Trust has entered into a Management Services Agreement with the Rafferty. Under the Management Services Agreement, the Trust pays Rafferty management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Rafferty for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, each respective Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2020. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion All Cap Insider Sentiment Shares	0.59%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.70%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.35%
Direxion Zacks MLP High Income Index Shares	0.65%
Direxion FTSE Russell International Over US ETF	0.45%
Direxion FTSE Russell US Over International ETF	0.45%
Direxion MSCI Cyclicals Over Defensives ETF	0.45%
Direxion MSCI Defensives Over Cyclicals ETF	0.45%
Direxion MSCI Developed Over Emerging Markets ETF	0.45%
Direxion MSCI Emerging Over Developed Markets ETF	0.45%
Direxion Russell 1000® Growth Over Value ETF	0.45%
Direxion Russell 1000® Value Over Growth ETF	0.45%
Direxion Russell Large Over Small Cap ETF	0.45%

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Direxion Russell Small Over Large Cap ETF	0.45%
PortfolioPlus Developed Markets ETF	0.45%
PortfolioPlus Emerging Markets ETF	0.45%
PortfolioPlus S&P 500® ETF	0.32%
PortfolioPlus S&P® Mid Cap ETF	0.38%
PortfolioPlus S&P® Small Cap ETF	0.35%

During the period ended April 30, 2019, the Adviser agreed to voluntarily waive additional expenses of the PortfolioPlus ETFs. The amounts of these voluntary waiver of expenses are presented below. These amounts are not subject to recoupment as disclosed in the table that follows.

PortfolioPlus Developed Markets ETF	$36,353
PortfolioPlus Emerging Markets ETF	34,476
PortfolioPlus S&P 500® ETF	91,517
PortfolioPlus S&P® Mid Cap ETF	34,444
PortfolioPlus S&P® Small Cap ETF	10,040

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2019	October 31, 2020	October 31, 2021	April 30, 2022	Recoupment Amount
Direxion All Cap Insider Sentiment Shares	$—	$83,516	$103,432	$224,008	$220,951	$83,516	$631,907
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	32,395	—	51,480	60,552	32,395	144,427
Direxion NASDAQ-100® Equal Weighted Index Shares	—	130,177	73,825	209,738	231,625	130,177	645,365
Direxion Zacks MLP High Income Index Shares	—	28,235	117,184	213,526	105,972	28,235	464,917
Direxion FTSE Russell International Over US ETF	—	13,533	—	—	—	13,533	13,533
Direxion FTSE Russell US Over International ETF	—	13,694	—	—	—	13,694	13,694
Direxion MSCI Cyclicals Over Defensives ETF	—	15,825	—	—	—	15,825	15,825
Direxion MSCI Defensives Over Cyclicals ETF	—	15,456	—	—	—	15,456	15,456
Direxion MSCI Developed Over Emerging Markets ETF	—	15,587	—	—	—	15,587	15,587
Direxion MSCI Emerging Over Developed Markets ETF	—	15,595	—	—	—	15,595	15,595
Direxion Russell 1000® Growth Over Value ETF	—	15,183	—	—	—	15,183	15,183
Direxion Russell 1000® Value Over Growth ETF	—	14,825	—	—	—	14,825	14,825
Direxion Russell Large Over Small Cap ETF	—	13,362	—	—	—	13,362	13,362
Direxion Russell Small Over Large Cap ETF	—	13,314	—	—	—	13,314	13,314
PortfolioPlus Developed Markets ETF	—	19,428	—	—	38,560	19,428	57,988
PortfolioPlus Emerging Markets ETF	—	18,817	—	—	36,879	18,817	55,696

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			Potential Recoupment Amounts Expiring:				Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2019	October 31, 2020	October 31, 2021	April 30, 2022	Recoupment Amount
PortfolioPlus S&P 500® ETF	$—	$53,558	$21,979	$40,973	$123,253	$53,558	$239,763
PortfolioPlus S&P® Mid Cap ETF	—	19,419	—	—	36,253	19,419	55,672
PortfolioPlus S&P® Small Cap ETF	—	20,078	31,171	59,399	40,112	20,078	150,760

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2019 is presented on the Statement of Assets and Liabilities as Due from (to) investment adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2019:

	Asset Class						Liability Class
	Level 1					Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion All Cap Insider Sentiment Shares	$—	$154,181,985	$—	$2,084,466	$695,354	$—	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—	40,477,616	—	(410,021)	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	235,579,823	—	3,113,675	439,791	—	—	—
Direxion Zacks MLP High Income Index Shares	—	—	50,512,745	11,026,831	129,992	—	—	—
Direxion FTSE Russell International Over US ETF	14,258,930	—	—	260,000	410,615	582,579	—	(827,390)
Direxion FTSE Russell US Over International ETF	16,464,613	—	—	7	790,096	983,652	—	(600,513)

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	Asset Class						Liability Class
	Level 1					Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion MSCI Cyclicals Over Defensives ETF	$—	$15,227,664	$—	$34,850	$1,568,618	$1,226,643	$—	$(367,354)
Direxion MSCI Defensives Over Cyclicals ETF	—	13,152,084	—	637,525	638,981	358,494	—	(951,813)
Direxion MSCI Developed Over Emerging Markets ETF	14,326,240	—	—	—	633,270	630,986	—	(476,343)
Direxion MSCI Emerging Over Developed Markets ETF	14,250,948	—	—	—	504,393	495,576	—	(573,409)
Direxion Russell 1000® Growth Over Value ETF	29,663,396	—	—	—	1,419,375	1,483,438	—	(996,891)
Direxion Russell 1000® Value Over Growth ETF	25,963,271	—	—	260,162	1,291,442	968,085	—	(1,242,520)
Direxion Russell Large Over Small Cap ETF	14,813,100	—	—	—	968,430	959,276	—	(669,395)
Direxion Russell Small Over Large Cap ETF	14,436,048	—	—	—	690,427	677,900	—	(825,133)
PortfolioPlus Developed Markets ETF	2,294,837	—	—	3,247	21,975	18,100	—	—
PortfolioPlus Emerging Markets ETF	3,299,952	—	—	483,006	15,805	8,666	—	—
PortfolioPlus S&P 500® ETF	20,062,068	—	—	47	30,566	367,127	—	—
PortfolioPlus S&P® Mid Cap ETF	2,624,543	—	—	3	8,538	27,002	—	—
PortfolioPlus S&P® Small Cap ETF	7,311,782	—	—	59	45,564	9,852	—	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds during period ended April 30, 2019. It is the Funds' policy to recognize transfers between levels at the value as of the beginning of the period, if applicable.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

DIREXION SEMI-ANNUAL REPORT
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Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2019, certain Funds were invested in swap contracts. At April 30, 2019, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion FTSE Russell International Over US ETF	$582,579	$—	$582,579
Direxion FTSE Russell US Over International ETF	983,652	—	983,652
Direxion MSCI Cyclicals Over Defensives ETF	1,226,643	—	1,226,643
Direxion MSCI Defensives Over Cyclicals ETF	358,494	—	358,494
Direxion MSCI Developed Over Emerging Markets ETF	630,986	—	630,986
Direxion MSCI Emerging Over Developed Markets ETF	495,576	—	495,576
Direxion Russell 1000® Growth Over Value ETF	1,483,438	—	1,483,438
Direxion Russell 1000® Value Over Growth ETF	968,085	—	968,085
Direxion Russell Large Over Small Cap ETF	959,276	—	959,276
Direxion Russell Small Over Large Cap ETF	677,900	—	677,900
PortfolioPlus Developed Markets ETF	18,100	—	18,100
PortfolioPlus Emerging Markets ETF	8,666	—	8,666
PortfolioPlus S&P 500® ETF	367,127	—	367,127
PortfolioPlus S&P® Mid Cap ETF	27,002	—	27,002
PortfolioPlus S&P® Small Cap ETF	9,852	—	9,852

Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$70,179	$70,179

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion FTSE Russell International Over US ETF	$827,390	$—	$827,390
Direxion FTSE Russell US Over International ETF	600,513	—	600,513
Direxion MSCI Cyclicals Over Defensives ETF	367,354	—	367,354
Direxion MSCI Defensives Over Cyclicals ETF	951,813	—	951,813
Direxion MSCI Developed Over Emerging Markets ETF	476,343	—	476,343
Direxion MSCI Emerging Over Developed Markets ETF	573,409	—	573,409
Direxion Russell 1000® Growth Over Value ETF	996,891	—	996,891
Direxion Russell 1000® Value Over Growth ETF	1,242,520	—	1,242,520
Direxion Russell Large Over Small Cap ETF	669,395	—	669,395
Direxion Russell Small Over Large Cap ETF	825,133	—	825,133

Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$480,200	$480,200

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

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Transactions in derivative instruments during the period ended April 30, 2019, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$—	$(478,600)	$—	$—	$(47,791)
Direxion FTSE Russell International Over US ETF	Swap Contracts	(22,135)	—	—	(244,811)	—	—
Direxion FTSE Russell US Over International ETF	Swap Contracts	28,586	—	—	383,139	—	—
Direxion MSCI Cyclicals Over Defensives ETF	Swap Contracts	2,122	—	—	859,289	—	—
Direxion MSCI Defensives Over Cyclicals ETF	Swap Contracts	(75,252)	—	—	(593,319)	—	—
Direxion MSCI Developed Over Emerging Markets ETF	Swap Contracts	(6,940)	—	—	154,643	—	—
Direxion MSCI Emerging Over Developed Markets ETF	Swap Contracts	(5,150)	—	—	(77,833)	—	—
Direxion Russell 1000® Growth Over Value ETF	Swap Contracts	43,781	—	—	486,547	—	—
Direxion Russell 1000® Value Over Growth ETF	Swap Contracts	(30,761)	—	—	(274,435)	—	—
Direxion Russell Large Over Small Cap ETF	Swap Contracts	(3,197)	—	—	289,881	—	—
Direxion Russell Small Over Large Cap ETF	Swap Contracts	(9,537)	—	—	(147,233)	—	—
PortfolioPlus Developed Markets ETF	Swap Contracts	(316,998)	—	—	543,838	—	—
PortfolioPlus Emerging Markets ETF	Swap Contracts	(281,978)	—	—	734,068	—	—
PortfolioPlus S&P 500® ETF	Swap Contracts	476,493	—	—	497,050	—	—
PortfolioPlus S&P® Mid Cap ETF	Swap Contracts	(204,223)	—	—	217,797	—	—
PortfolioPlus S&P® Small Cap ETF	Swap Contracts	(2,566)	—	—	52,289	—	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

For the period ended April 30, 2019, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$25,753,223
Direxion FTSE Russell International Over US ETF	5,097,193	4,652,290	—
Direxion FTSE Russell US Over International ETF	5,601,977	5,201,824	—
Direxion MSCI Cyclicals Over Defensives ETF	5,439,878	5,011,891	—

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	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts
Direxion MSCI Defensives Over Cyclicals ETF	$4,857,472	$4,222,915	$—
Direxion MSCI Developed Over Emerging Markets ETF	4,965,679	4,543,005	—
Direxion MSCI Emerging Over Developed Markets ETF	4,965,695	4,627,152	—
Direxion Russell 1000® Growth Over Value ETF	8,066,485	7,563,680	—
Direxion Russell 1000® Value Over Growth ETF	7,588,582	6,803,436	—
Direxion Russell Large Over Small Cap ETF	5,143,415	4,694,370	—
Direxion Russell Small Over Large Cap ETF	4,955,471	4,513,271	—
PortfolioPlus Developed Markets ETF	5,213,023	—	—
PortfolioPlus Emerging Markets ETF	3,738,663	—	—
PortfolioPlus S&P 500® ETF	14,093,059	—	—
PortfolioPlus S&P® Mid Cap ETF	4,904,636	—	—
PortfolioPlus S&P® Small Cap ETF	2,522,049	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of each respective Fund.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index

DIREXION SEMI-ANNUAL REPORT
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performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

DIREXION SEMI-ANNUAL REPORT
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10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 24, 2019, certain Funds declared income distributions with an ex-date of June 25, 2019 and payable date of July 2, 2019. The per share distribution amounts for each Fund was as follows:

Funds	Per Share Income Distribution
Direxion All Cap Insider Sentiment Shares	$0.26226
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.07356
Direxion NASDAQ-100® Equal Weighted Index Shares	0.10367
Direxion Zacks MLP High Income Index Shares	0.40000
Direxion FTSE Russell International Over US ETF	0.70848
Direxion FTSE Russell US Over International ETF	0.43388
Direxion MSCI Cyclicals Over Defensives ETF	0.19907
Direxion MSCI Defensives Over Cyclicals ETF	0.29652
Direxion MSCI Developed Over Emerging Markets ETF	0.94351
Direxion MSCI Emerging Over Developed Markets ETF	0.41899
Direxion Russell 1000® Growth Over Value ETF	0.18876
Direxion Russell 1000® Value Over Growth ETF	0.41040
Direxion Russell Large Over Small Cap ETF	0.42994
Direxion Russell Small Over Large Cap ETF	0.24307
PortfolioPlus Developed Markets ETF	0.52229
PortfolioPlus Emerging Markets ETF	0.01721
PortfolioPlus S&P 500® ETF	0.74933
PortfolioPlus S&P® Mid Cap ETF	0.94099
PortfolioPlus S&P® Small Cap ETF	0.21256

Effective June 28, 2019, the Funds will change from an Operating Expense Limitation Agreement to an Operating Services Agreement. Under the new Operating Services Agreements, Rafferty and, for the PortfolioPlus ETFs, Direxion Advisors, LLC, will pay all of the expenses (with certain exceptions such as the Management Fees and Rule 12b-1 fees) of the Funds in exchange for a fee based on the net assets of each Fund. The total net expenses of each Fund will not change under the Operating Services Agreements. The table below shows the proposed operating services fees.

Direxion All Cap Insider Sentiment Shares	0.19%
Direxion Auspice Broad Commodity Strategy ETF	0.20%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion Zacks MLP High Income Index Shares	0.15%
Direxion FTSE Russell International Over US ETF	0.05%
Direxion FTSE Russell US Over International ETF	0.05%
Direxion MSCI Cyclicals Over Defensives ETF	0.05%
Direxion MSCI Defensives Over Cyclicals ETF	0.05%
Direxion MSCI Developed Over Emerging Markets ETF	0.05%
Direxion MSCI Emerging Over Developed Markets ETF	0.05%
Direxion Russell 1000® Growth Over Value ETF	0.05%
Direxion Russell 1000® Value Over Growth ETF	0.05%
Direxion Russell Large Over Small Cap ETF	0.05%
Direxion Russell Small Over Large Cap ETF	0.05%
PortfolioPlus Developed Markets ETF	0.05%
PortfolioPlus Emerging Markets ETF	0.05%
PortfolioPlus S&P 500® ETF	0.02%
PortfolioPlus S&P® Mid Cap ETF	0.08%
PortfolioPlus S&P® Small Cap ETF	0.05%

DIREXION SEMI-ANNUAL REPORT
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Effective June 28, 2019, the names of the following Funds will change to align with the name of their respective underlying indices.

Current Name	Proposed Name
Direxion MSCI Cyclicals Over Defensives ETF	Direxion MSCI USA Cyclicals Over Defensives ETF
Direxion MSCI Defensives Over Cyclicals ETF	Direxion MSCI USA Defensives Over Cyclicals ETF

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	135	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	135	None.
John A. Weisser Age: 77	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	135
					Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	135	None.
Jacob C. Gaffey Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	135	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	135	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 50	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 45	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC ("Rafferty") and the ETF Trust, on behalf of the Direxion Russell 1000® Value Over Growth ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, Direxion MSCI Cyclicals Over Defensive ETF, Direxion MSCI Defensives Over Cyclical ETF, Direxion MSCI Emerging Over Developed Markets ETF, Direxion MSCI Developed Over Emerging Markets ETF, Direxion FTSE Russell US Over International ETF, and the Direxion FTSE Russell International Over US ETF at its November 20, 2018 meeting, each a series of the ETF Trust. On various dates, the Trustees approved Rafferty's recommended changes to the names and index names of certain of the Funds, and as a result, the Funds and/or their underlying indexes were renamed accordingly. Each series of the ETF Trust listed above is referred to herein as a "Fund" and collectively as the "Funds." In evaluating the Agreement, the Board reviewed materials furnished by Rafferty in response to inquiries circulated on behalf of the Board prior to the meeting.

The Board did not identify any particular information as most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Agreement, the Board considered the best interests of each Fund separately. The Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of Rafferty. The Board noted that the Funds had not yet commenced operations. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Rafferty, the advisory fee rates to be paid to Rafferty, the net expense ratio and break-even analysis with respect to each Fund.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Funds, including strategies that depend on the effective and timely implementation of long and short positions. The Board considered Rafferty's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its contractual fee waiver and/or expense reimbursement obligations proposed. The Board considered that Rafferty currently effectively oversees all aspects of the operation of the other series of the ETF Trust, including such series' service providers, and provides high-quality compliance services to such series, and that Rafferty will provide the same suite and quality of services to the Funds. The Board acknowledged that the Funds did not have any prior performance history as they had not yet commenced operations.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fairness and reasonableness of the investment advisory fee rates proposed to be paid to Rafferty by the Funds, including in light of the investment advisory services to be provided by Rafferty under the Agreement. In this regard, the Board considered the advisory fee rate proposed for the Funds and the contractual fee waivers proposed for the Funds, pursuant to which Rafferty would waive fees and reimburse Fund expenses to cap each Fund's expense ratio, subject to certain exclusions. The Board considered Rafferty's presentation regarding the comparability of the advisory fee rate proposed for the Funds to the advisory fee rates charged to comparable exchange-traded funds and to the advisory fee rates charged to comparable series of the ETF Trust, allowing for certain management differences applicable to the Funds. The Board also considered the net expense ratios proposed for each Fund as compared to the net expense ratios of comparable exchange-traded funds, as well as the profitability of Rafferty. Because the Funds had not commenced operations, however, and Rafferty did not have any profit data specific to each Fund, the Board considered the break-even analysis provided by Rafferty for each Fund and noted that, as new series of the ETF Trust, it was unclear whether any Fund would reach break-even or be profitable to Rafferty. The Board considered the significant drivers of cost for Rafferty including, but not limited to, intellectual capital, portfolio rebalancing expertise, regulatory compliance, and entrepreneurial risk. The Board further considered the significant, and potentially prohibitive, costs that investors would likely incur if they independently sought to implement the investment strategies of the Funds.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Economies of Scale.  The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies of scale are reflected in the Fund's contractual advisory fee rate. The Board acknowledged, however, that the Funds had not yet commenced operations and therefore did not yet have any assets, making any assessment of economies of scale premature.

Other Benefits.  The Board considered Rafferty's representation that its relationship with the Funds may enable it to attract business to the other series of the ETF Trust and other funds managed by Rafferty. The Board also considered that Rafferty's relationship with brokerage firms may be enhanced by its management of the Funds and result in Rafferty's clients receiving better execution. The Board acknowledged that, for the same reasons, the Funds could benefit from Rafferty's management of other accounts, including other series of the ETF Trust.

Conclusion.  Based on, but not limited to, the above considerations, the Board determined that the Agreement with respect to the Funds was fair and reasonable in light of the services to be performed by Rafferty, the fees and expenses to be incurred by the Funds, and such other matters as the Board considered relevant in the exercise of its reasonable business judgment. On this basis, the Board unanimously voted to approve the Agreement.

DIREXION SEMI-ANNUAL REPORT
97

SEMI–ANNUAL REPORT APRIL 30,2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

      www.portfolioplusetfs.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily High Yield Bear 2X Shares
Direxion Daily MSCI European Financials Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	11
Allocation of Portfolio Holdings	13
Schedules of Investments	14
Statements of Assets and Liabilities	26
Statements of Operations	29
Statements of Changes in Net Assets	32
Financial Highlights	38
Notes to the Financial Statements	40
Supplemental Information	57
Trustees and Officers	58

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With Direxion e-Delivery, you can:

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Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2018 to April 30, 2019 (the "Semi-Annual Period").

Market Review:

U.S. equities entered the Semi-Annual Period amid continued concerns over global trade, as weakness in the technology sector led equity markets lower for the first part of November. Subsequent, dovish comments from the Federal Reserve, as it adjusted its language amid slowing global growth and a strengthening dollar, resulted in a positive monthly return for the S&P 500 during November. Volatility returned in Q4 2018, with equity stocks selling off precipitously during the month of December, with continued trade tensions with China leading to concerns of a broader global economic slowdown. A change of tone from the Federal Reserve towards rate flexibility in January 2019 proved a boon to both U.S. and international equities, as emerging markets specifically saw an increased appetite for risk. The topic of tariffs was a key, daily market driver from January on. Through February, UK equities struggled on ever-present Brexit concerns, while Asian equities gained on trade deal progress. Stocks continued to perform well through March and into April, with both the NASDAQ 100 and S&P 500 hitting all-time highs. Strong earnings from communication and financial sector stocks helped drive the domestic market higher through the end of the Semi-Annual Period, while developed and emerging country stocks lagged by comparison on lingering concerns, such as U.S.-China trade tensions and political uncertainties.

The fixed income markets began the Semi-Annual Period with the front-end of the Treasury curve moving into a slight inversion. With Personal Consumption Expenditures still hovering below the Federal Reserve's 2% target, the bond market had brushed off inflation expectations apparent in the narrowing spread between TIPS and standard treasury bonds. To start 2019, the Federal Reserve affirmed a neutral policy stance by removing any reference to gradual rate rises in its policy statement. In referencing patience, the FOMC had taken itself out of the interest-rate equation for the foreseeable future. With the Federal Reserve on the sidelines, U.S. and China trade war rhetoric has been the ultimate catalyst for price action in the bond markets. As investors became fearful of a drawn out trade war between the U.S. and China, bond markets continued to rally, pushing yields further down on the front-end and back-end of the treasury curve.

Factors Affecting Performance of Bear ETFs:

The following exchange-traded funds are considered the Bear ETFs: – Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares and Direxion Daily 20+ Year Treasury Bear 1X Shares.

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bear ETFs, the financing costs will have a positive effect

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on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Semi-Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite direction, or inverse, of the benchmark.

In seeking to achieve each Bear ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Bear ETF's objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs, as stated above, seek daily investment results. They do not seek to track of 100% of the inverse (or opposite) of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The Bear ETFs should not be held by investors for long periods. The Bear ETFs should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the inverse ETFs, such as risks related to shorting and cash transactions, and intend to actively monitor and manage their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives, in general, are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each Bear ETF seeks daily investment results of its respective benchmark, a comparison of the annual return of the Bear ETF to the respective benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the Bear ETF's expense ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Semi-Annual Period follows below.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index

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returned 26.41%. The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -23.14%, while the model indicated an expected return of -23.90%.

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 9.76%. The Direxion Daily S&P 500® Bear 1X Shares returned -8.17%, while the model indicated an expected return of -10.22%.

The Direxion Daily Total Bond Market Bear 1X Shares seeks to provide -100% of the daily return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. Dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. For the Semi-Annual Period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.49%. The Direxion Daily Total Bond Market Bear 1X Shares returned -3.27%, while the model indicated an expected return of -5.40%.

The Direxion Daily 7-10 Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 6.64%. The Direxion Daily 7-10 Year Treasury Bear 1X Shares returned -4.58%, while the model indicated an expected return of -6.27%.

The Direxion Daily 20+ Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 10.60%. The Direxion Daily 20+ Year Treasury Bear 1X Shares returned -8.11%, while the model indicated an expected return of -9.80%.

Leveraged ETFs Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 200% or -200% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

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The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark.

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of the target index or benchmark.

In seeking to achieve each ETF's daily investment results, Rafferty relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if the ETFs have met their daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Leveraged ETF Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of 200% (for the Bull ETFs) or -200% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

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Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bear ETFs, the financing costs will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Leveraged ETFs Performance Review:

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index returned 26.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 53.56%, while the model indicated an expected return 53.87%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Semi-Annual Period, the CSI Overseas China Internet Index returned 20.76%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 34.54% for the same period, while the model indicated an expected return of 37.68%.

The Direxion Daily High Yield Bear 2X Shares seeks to provide -200% of the daily return of the Bloomberg Barclays U.S. High Yield Very Liquid Index. The Bloomberg Barclays U.S. High Yield Very Liquid Index measures the performance of publicly issued U.S. Dollar-denominated, non-investment grade or high-yield, fixed-rate, taxable corporate bonds, also known as "junk bonds." The index includes bonds that have a remaining maturity of at least one year, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's, Fitch or Standard & Poor's, respectively, and have $500 million or more of outstanding face value. A bond must have been issued within the past five years. For the Semi-Annual Period,

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the Bloomberg Barclays U.S. High Yield Very Liquid Index returned 6.18%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily High Yield Bear 2X Shares returned -10.97%, while the model indicated an expected return of -11.81%.

The Direxion Daily MSCI European Financials Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Europe Financials Index. The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization-weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe. All component securities in the index are classified in the financials sector per the Global Industry Classification Standards. For the Semi-Annual Period, the MSCI Europe Financials Index returned 7.67%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI European Financials Bull 2X Shares returned 11.76%, while the model indicated an expected return of 13.93%.

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted. For the Semi-Annual Period, the S&P 500® Index returned 9.76%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 16.91%, while the model indicated an expected return of 18.75%.

The Direxion Daily Small Cap Bull 2X Shares seeks to provide 200% of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Semi-Annual Period, the Russell 2000® Index returned 6.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 2X Shares returned 8.70%, while the model indicated an expected return of 10.27%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

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There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of April 30, 2019 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

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Expense Example (Unaudited)

April 30, 2019

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2018 to April 30, 2019).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2018 to April 30, 2019" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period November 1, 2018 to April 30, 2019*
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.94%	$1,000.00	$768.60	$4.12
Based on hypothetical 5% return	0.94%	1,000.00	1,020.13	4.71
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.46%	1,000.00	918.30	2.19
Based on hypothetical 5% return	0.46%	1,000.00	1,022.51	2.31
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	967.30	2.20
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Based on actual fund return	0.46%	1,000.00	954.20	2.23
Based on hypothetical 5% return	0.46%	1,000.00	1,022.51	2.31
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.48%	1,000.00	918.90	2.28
Based on hypothetical 5% return	0.48%	1,000.00	1,022.41	2.41

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Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period November 1, 2018 to April 30, 2019*
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	1.13%	$1,000.00	$1,535.60	$7.10
Based on hypothetical 5% return	1.13%	1,000.00	1,019.19	5.66
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	1.01%	1,000.00	1,345.40	5.87
Based on hypothetical 5% return	1.01%	1,000.00	1,019.79	5.06
Direxion Daily High Yield Bear 2X Shares
Based on actual fund return	0.80%	1,000.00	890.30	3.75
Based on hypothetical 5% return	0.80%	1,000.00	1,020.83	4.01
Direxion Daily MSCI European Financials Bull 2X Shares
Based on actual fund return	0.83%	1,000.00	1,117.60	4.36
Based on hypothetical 5% return	0.83%	1,000.00	1,020.68	4.16
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.31%	1,000.00	1,169.10	1.67
Based on hypothetical 5% return	0.31%	1,000.00	1,023.26	1.56
Direxion Daily Small Cap Bull 2X Shares
Based on actual fund return	0.43%	1,000.00	1,087.00	2.23
Based on hypothetical 5% return	0.43%	1,000.00	1,022.66	2.16

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2018 to April 30, 2019), then divided by 365.

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Allocation of Portfolio Holdings (Unaudited)

April 30, 2019

	Cash*	Investment Companies	Swaps	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	115%	—	(15)%	100%
Direxion Daily S&P 500® Bear 1X Shares	111%	—	(11)%	100%
Direxion Daily Total Bond Market Bear 1X Shares	103%	—	(3)%	100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	102%	—	(2)%	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	104%	—	(4)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	44%	41%	15%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	64%	32%	4%	100%
Direxion Daily High Yield Bear 2X Shares	116%	—	(16)%	100%
Direxion Daily MSCI European Financials Bull 2X Shares	26%	68%	6%	100%
Direxion Daily S&P 500® Bull 2X Shares	(6)%	98%	8%	100%
Direxion Daily Small Cap Bull 2X Shares	(2)%	94%	8%	100%

*  Cash, cash equivalents and other assets less liabilities.
DIREXION SEMI-ANNUAL REPORT
13

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 38.3%
Money Market Funds - 38.3%
1,877,124	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$1,877,124
6,495,123	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	6,495,123
	TOTAL SHORT TERM INVESTMENTS (Cost $8,372,247) (b)	$8,372,247
	TOTAL INVESTMENTS (Cost $8,372,247) - 38.3%	$8,372,247
	Other Assets in Excess of Liabilities - 61.7%	13,491,456
	TOTAL NET ASSETS - 100.0%	$21,863,703

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,372,247.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.7809% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Bank of America Merrill Lynch	12/9/2019	249,180	$7,349,421	$131,200
2.3874% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Credit Suisse Capital LLC	12/10/2019	112,438	2,521,010	(725,819)
2.1374% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Citibank N.A.	12/11/2019	121,161	2,789,126	(707,723)
1.7574% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	1/15/2020	61,248	1,362,387	(922,980)
1.7574% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	2/19/2020	209,896	4,925,411	(1,143,477)
					$18,947,355	$(3,368,799)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
14

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 26.0%
Money Market Funds - 26.0%
3,518,408	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$3,518,408
	TOTAL SHORT TERM INVESTMENTS (Cost $3,518,408) (b)	$3,518,408
	TOTAL INVESTMENTS (Cost $3,518,408) - 26.0%	$3,518,408
	Other Assets in Excess of Liabilities - 74.0%	10,010,827
	TOTAL NET ASSETS - 100.0%	$13,529,235

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,518,408.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.6174% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/13/2019	4,593	$11,995,574	$(1,515,933)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
15

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 21.4%
Money Market Funds - 21.4%
663,887	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$663,887
	TOTAL SHORT TERM INVESTMENTS (Cost $663,887) (b)	$663,887
	TOTAL INVESTMENTS (Cost $663,887) - 21.4%	$663,887
	Other Assets in Excess of Liabilities - 78.6%	2,436,537
	TOTAL NET ASSETS - 100.0%	$3,100,424

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $663,887.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0374% representing 1 month LIBOR rate + spread	Total return of iShares Core U.S. Aggregate Bond ETF	Credit Suisse Capital LLC	12/10/2019	28,552	$3,019,073	$(86,472)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
16

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 14.9%
Money Market Funds - 14.9%
206,598	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$206,598
	TOTAL SHORT TERM INVESTMENTS (Cost $206,598) (b)	$206,598
	TOTAL INVESTMENTS (Cost $206,598) - 14.9%	$206,598
	Other Assets in Excess of Liabilities - 85.1%	1,178,600
	TOTAL NET ASSETS - 100.0%	$1,385,198

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $206,598.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0874% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse Capital LLC	12/09/2019	13,080	$1,362,433	$(26,302)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 15.5%
Money Market Funds - 15.5%
615,838	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$615,838
	TOTAL SHORT TERM INVESTMENTS (Cost $615,838) (b)	$615,838
	TOTAL INVESTMENTS (Cost $615,838) - 15.5%	$615,838
	Other Assets in Excess of Liabilities - 84.5%	3,364,165
	TOTAL NET ASSETS - 100.0%	$3,980,003

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $615,838.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.8674% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	10/17/2019	2,071	$233,184	$(23,795)
2.3074% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/10/2019	30,117	3,611,237	(115,749)
					$3,844,421	$(139,544)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 40.8%
2,434,779	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)(b)	$70,608,591
	TOTAL INVESTMENT COMPANIES (Cost $71,128,396)	$70,608,591
SHORT TERM INVESTMENTS - 41.1%
Money Market Funds - 41.1%
48,285,171	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$48,285,171
22,721,395	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	22,721,395
	TOTAL SHORT TERM INVESTMENTS (Cost $71,006,566)	$71,006,566
	TOTAL INVESTMENTS (Cost $142,134,962) - 81.9% (e)	$141,615,157
	Other Assets in Excess of Liabilities - 18.1%	31,245,382
	TOTAL NET ASSETS - 100.0%	$172,860,539

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $79,918,451.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	7/17/2019	393,129	$10,282,667	$1,496,584
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	8/21/2019	474,837	11,869,998	2,085,520
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	9/18/2019	589,818	14,443,193	2,869,393
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	10/16/2019	184,725	4,561,116	853,476
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	11/20/2019	602,819	14,303,023	3,338,734
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.9574% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	1,466,846	33,567,291	8,729,918

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Direxion Daily CSI 300 China A Share Bull 2X Shares

Long Total Return Swap Contracts, continued (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.4674% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2019	576,263	$13,181,228	$3,502,638
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.8809% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2019	3,962,853	117,474,643	(2,794,302)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	427,872	10,067,985	2,388,317
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	29,659	676,360	181,121
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.6774% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	777,839	18,709,166	3,738,987
					$249,136,670	$26,390,386

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 32.1%
500,214	KraneShares CSI China Internet ETF (a)(b)	$24,385,432
	TOTAL INVESTMENT COMPANIES (Cost $23,442,590)	$24,385,432
SHORT TERM INVESTMENTS - 59.2%
Money Market Funds - 59.2%
18,795,550	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$18,795,550
26,174,601	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	26,174,601
	TOTAL SHORT TERM INVESTMENTS (Cost $44,970,151)	$44,970,151
	TOTAL INVESTMENTS (Cost $68,412,741) - 91.3% (e)	$69,355,583
	Other Assets in Excess of Liabilities - 8.7%	6,558,922
	TOTAL NET ASSETS - 100.0%	$75,914,505

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,757,358.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of KraneShares CSI China Internet ETF	3.1374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	290,304	$11,900,460	$2,144,391
Total return of KraneShares CSI China Internet ETF	3.0374% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	1,611,444	78,010,004	179,314
Total return of KraneShares CSI China Internet ETF	3.0374% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	110,055	5,156,007	187,418
Total return of KraneShares CSI China Internet ETF	3.0374% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	405,651	19,196,138	526,469
Total return of KraneShares CSI China Internet ETF	3.0374% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	105,189	5,166,962	(47,331)
Total return of KraneShares CSI China Internet ETF	3.0374% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	53,810	2,616,972	5,000
Total return of KraneShares CSI China Internet ETF	3.0374% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	37,774	1,853,585	(13,152)
					$123,900,128	$2,982,109

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion Daily High Yield Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 50.7%
Money Market Funds - 50.7%
1,694,748	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$1,694,748
	TOTAL SHORT TERM INVESTMENTS (Cost $1,694,748) (b)	$1,694,748
	TOTAL INVESTMENTS (Cost $1,694,748) - 50.7%	$1,694,748
	Other Assets in Excess of Liabilities - 49.3%	1,649,686
	TOTAL NET ASSETS - 100.0%	$3,344,434

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,694,748.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2374% representing 1 month LIBOR rate + spread	Total return of SPDR Bloomberg Barclays High Yield Bond ETF	Credit Suisse Capital LLC	12/13/2019	184,419	$6,249,085	$(523,165)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion Daily MSCI European Financials Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 67.6%
324,802	iShares MSCI Europe Financials ETF (a)(b)	$6,356,375
	TOTAL INVESTMENT COMPANIES (Cost $6,778,560)	$6,356,375
SHORT TERM INVESTMENTS - 33.9%
Money Market Funds - 33.9%
1,866,010	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$1,866,010
1,319,073	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	1,319,073
	TOTAL SHORT TERM INVESTMENTS (Cost $3,185,083)	$3,185,083
	TOTAL INVESTMENTS (Cost $9,963,643) - 101.5% (e)	$9,541,458
	Liabilities in Excess of Other Assets - (1.5)%	(144,475)
	TOTAL NET ASSETS - 100.0%	$9,396,983

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,667,473.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Europe Financials ETF	2.9374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	272,880	$4,736,147	$559,573
Total return of iShares MSCI Europe Financials ETF	2.9874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2019	362,664	7,091,888	(3,044)
					$11,828,035	$556,529

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 97.7%
24,859	iShares Core S&P 500 ETF (a)	$7,356,772
	TOTAL INVESTMENT COMPANIES (Cost $6,405,322)	$7,356,772
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
14	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$14
	TOTAL SHORT TERM INVESTMENTS (Cost $14)	$14
	TOTAL INVESTMENTS (Cost $6,405,336) - 97.7% (c)	$7,356,786
	Other Assets in Excess of Liabilities - 2.3%	175,056
	TOTAL NET ASSETS - 100.0%	$7,531,842

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,653,096.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	2.7874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	2,418	$6,508,333	$604,084
Total return of S&P 500® Index	2.8374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	198	571,998	10,776
					$7,080,331	$614,860

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion Daily Small Cap Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 94.2%
19,625	iShares Russell 2000 ETF (a)	$3,106,441
	TOTAL INVESTMENT COMPANIES (Cost $2,768,743)	$3,106,441
SHORT TERM INVESTMENTS - 4.2%
Money Market Funds - 4.2%
138,754	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$138,754
	TOTAL SHORT TERM INVESTMENTS (Cost $138,754)	$138,754
	TOTAL INVESTMENTS (Cost $2,907,497) - 98.4% (c)	$3,245,195
	Other Assets in Excess of Liabilities - 1.6%	51,460
	TOTAL NET ASSETS - 100.0%	$3,296,655

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,994,863.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 2000® Index	2.7274% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2019	407	$639,166	$7,779
Total return of Russell 2000® Index	2.7574% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/26/2019	1,784	2,583,979	243,965
					$3,223,145	$251,744

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$8,372,247	$3,518,408	$663,887	$206,598
Cash equivalents	17,020,871	11,492,504	2,532,027	1,203,703
Due from investment adviser, net (Note 6)	—	51	3,200	3,220
Dividend and interest receivable	47,237	26,501	6,127	2,730
Due from broker for swap contracts	655	31	—	7
Unrealized appreciation on swap contracts	131,200	—	—	—
Prepaid expenses and other assets	12,236	30,286	1,225	21,189
Total Assets	25,584,446	15,067,781	3,206,466	1,437,447
Liabilities:
Unrealized depreciation on swap contracts	3,499,999	1,515,933	86,472	26,302
Due to investment adviser, net (Note 6)	6,179	—	—	—
Due to broker for swap contracts	150,773	4,758	107	69
Accrued expenses and other liabilities	63,792	17,855	19,463	25,878
Total Liabilities	3,720,743	1,538,546	106,042	52,249
Net Assets	$21,863,703	$13,529,235	$3,100,424	$1,385,198
Net Assets Consist of:
Capital stock	$39,804,617	$25,892,566	$5,727,561	$2,305,774
Total distributable loss	(17,940,914)	(12,363,331)	(2,627,137)	(920,576)
Net Assets	$21,863,703	$13,529,235	$3,100,424	$1,385,198
Calculation of Net Asset Value Per Share:
Net assets	$21,863,703	$13,529,235	$3,100,424	$1,385,198
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	750,000	499,983	100,001	50,001
Net assets value, redemption price and offering price per share	$29.15	$27.06	$31.00	$27.70
Cost of Investments	$8,372,247	$3,518,408	$663,887	$206,598

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily High Yield Bear 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$615,838	$141,615,157	$69,355,583	$1,694,748
Cash equivalents	3,500,229	49,144,970	25,030,607	2,185,144
Due from investment adviser, net (Note 6)	2,540	—	—	2,158
Dividend and interest receivable	7,941	199,627	101,432	7,401
Due from broker for swap contracts	—	—	73,098	—
Unrealized appreciation on swap contracts	—	29,184,688	3,042,592	—
Prepaid expenses and other assets	12,347	5,375	15,621	11,862
Total Assets	4,138,895	220,149,817	97,618,933	3,901,313
Liabilities:
Collateral for securities loaned (Note 2)	—	16,010,917	18,795,550	—
Unrealized depreciation on swap contracts	139,544	2,794,302	60,483	523,165
Due to investment adviser, net (Note 6)	—	115,070	47,601	—
Due to broker for swap contracts	1,769	28,310,000	2,752,000	1,026
Accrued expenses and other liabilities	17,579	58,989	48,794	32,688
Total Liabilities	158,892	47,289,278	21,704,428	556,879
Net Assets	$3,980,003	$172,860,539	$75,914,505	$3,344,434
Net Assets Consist of:
Capital stock	$8,166,958	$190,900,688	$114,542,487	$5,259,430
Total distributable loss	(4,186,955)	(18,040,149)	(38,627,982)	(1,914,996)
Net Assets	$3,980,003	$172,860,539	$75,914,505	$3,344,434
Calculation of Net Asset Value Per Share:
Net assets	$3,980,003	$172,860,539	$75,914,505	$3,344,434
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001	7,100,000	2,500,001	200,001
Net assets value, redemption price and offering price per share	$19.90	$24.35	$30.37	$16.72
Cost of Investments	$615,838	$142,134,962	$68,412,741	$1,694,748

*  Securities loaned with values of $–,$15,660,860,$18,398,860 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily MSCI European Financials Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$9,541,458	$7,356,786	$3,245,195
Cash equivalents	1,776,037	105,114	57,744
Due from investment adviser, net (Note 6)	—	—	728
Dividend and interest receivable	7,672	410	—
Due from broker for swap contracts	3,951	—	1,445
Unrealized appreciation on swap contracts	559,573	614,860	251,744
Prepaid expenses and other assets	12,934	3,447	3,705
Total Assets	11,901,625	8,080,617	3,560,561
Liabilities:
Collateral for securities loaned (Note 2)	1,866,010	—	—
Unrealized depreciation on swap contracts	3,044	—	—
Due to investment adviser, net (Note 6)	3,044	1,187	—
Due to broker for swap contracts	607,290	530,000	250,044
Accrued expenses and other liabilities	25,254	17,588	13,862
Total Liabilities	2,504,642	548,775	263,906
Net Assets	$9,396,983	$7,531,842	$3,296,655
Net Assets Consist of:
Capital stock	$12,654,304	$5,384,043	$2,888,893
Total distributable earnings (loss)	(3,257,321)	2,147,799	407,762
Net Assets	$9,396,983	$7,531,842	$3,296,655
Calculation of Net Asset Value Per Share:
Net assets	$9,396,983	$7,531,842	$3,296,655
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	300,002	133,236	66,644
Net assets value, redemption price and offering price per share	$31.32	$56.53	$49.47
Cost of Investments	$9,963,643	$6,405,336	$2,907,497

*  Securities loaned with values of $1,828,680,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Investment Income:
Interest income	$572,170	$173,462	$35,987	$15,941
Total investment income	572,170	173,462	35,987	15,941
Expenses:
Investment advisory fees (Note 6)	148,268	25,059	5,488	2,456
Interest expense	36,772	788	—	40
Fund servicing fees	13,392	4,276	1,309	849
Licensing fees	9,672	9,917	13,497	10,797
Professional fees	8,548	5,987	5,183	5,059
Management service fees (Note 6)	6,341	1,812	402	180
Reports to shareholders	4,311	1,235	268	120
Pricing fees	2,976	2,975	2,976	2,975
Exchange listing fees	2,480	2,480	2,480	2,480
Trustees' fees and expenses	992	290	63	28
Insurance fees	641	184	40	18
Other	1,190	315	68	31
Total Expenses	235,583	55,318	31,774	25,033
Recoupment of expenses to Adviser (Note 6)	1,573	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(5,090)	(22,311)	(24,718)	(21,835)
Net Expenses	232,066	33,007	7,056	3,198
Net investment income	340,104	140,455	28,931	12,743
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swap contracts	2,618,235	(195,360)	(14,755)	(16,370)
Net realized gain (loss)	2,618,235	(195,360)	(14,755)	(16,370)
Change in net unrealized depreciation on:
Swap contracts	(11,045,945)	(1,613,921)	(119,343)	(62,871)
Change in net unrealized depreciation	(11,045,945)	(1,613,921)	(119,343)	(62,871)
Net realized and unrealized loss	(8,427,710)	(1,809,281)	(134,098)	(79,241)
Net decrease in net assets resulting from operations	$(8,087,606)	$(1,668,826)	$(105,167)	$(66,498)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily High Yield Bear 2X Shares
Investment Income:
Dividend income	$—	$164,589	$6,425	$—
Interest income	54,608	945,466	545,431	43,197
Securities lending income	—	23,838	5,772	—
Total investment income	54,608	1,133,893	557,628	43,197
Expenses:
Licensing fees	10,797	15,878	9,205	13,497
Investment advisory fees (Note 6)	8,253	396,977	228,468	10,893
Professional fees	5,296	12,391	9,259	5,219
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Fund servicing fees	1,722	27,790	16,243	1,439
Interest expense	661	96,345	23,802	—
Management service fees (Note 6)	604	13,553	7,803	465
Reports to shareholders	405	8,925	5,164	311
Trustees' fees and expenses	95	2,110	1,217	73
Insurance fees	59	1,328	768	46
Other	102	2,997	1,791	79
Total Expenses	33,450	583,750	309,176	37,478
Recoupment of expenses to Adviser (Note 6)	—	16,111	618	—
Less: Reimbursement of expenses from Adviser (Note 6)	(22,178)	(677)	(618)	(22,955)
Net Expenses	11,272	599,184	309,176	14,523
Net investment income	43,336	534,709	248,452	28,674
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	540,329	—
In-kind redemptions	—	3,915,543	272,696	—
Swap contracts	(105,518)	(4,880,044)	(6,907,592)	28,923
Net realized gain (loss)	(105,518)	(964,501)	(6,094,567)	28,923
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(538,874)	2,319,287	—
Swap contracts	(368,614)	41,772,157	21,626,895	(469,691)
Change in net unrealized appreciation (depreciation)	(368,614)	41,233,283	23,946,182	(469,691)
Net realized and unrealized gain (loss)	(474,132)	40,268,782	17,851,615	(440,768)
Net increase (decrease) in net assets resulting from operations	$(430,796)	$40,803,491	$18,100,067	$(412,094)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily MSCI European Financials Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares
Investment Income:
Dividend income	$88,147	$93,415	$16,546
Interest income	34,892	3,382	2,335
Securities lending income	7,784	—	—
Total investment income	130,823	96,797	18,881
Expenses:
Investment advisory fees (Note 6)	24,318	20,667	7,396
Professional fees	5,534	5,547	5,169
Pricing fees	2,976	2,976	2,976
Fund servicing fees	2,596	2,641	1,261
Exchange listing fees	2,480	2,480	2,480
Interest expense	1,142	—	1,691
Management service fees (Note 6)	1,038	1,059	379
Reports to shareholders	690	705	252
Trustees' fees and expenses	162	167	59
Insurance fees	103	105	37
Licensing fees	—	2,440	1,107
Other	1,886	199	93
Total Expenses	42,925	38,986	22,900
Less: Reimbursement of expenses from Adviser (Note 6)	(9,360)	(26,007)	(16,578)
Net Expenses	33,565	12,979	6,322
Net investment income	97,258	83,818	12,559
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(355,807)	(140,939)	(66,129)
In-kind redemptions	—	483,570	—
Swap contracts	(1,002,156)	287,326	(102,308)
Net realized gain (loss)	(1,357,963)	629,957	(168,437)
Change in net unrealized appreciation on:
Investment securities	582,485	497,145	194,529
Swap contracts	1,605,004	600,180	220,024
Change in net unrealized appreciation	2,187,489	1,097,325	414,553
Net realized and unrealized gain	829,526	1,727,282	246,116
Net increase in net assets resulting from operations	$926,784	$1,811,100	$258,675

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bear 1X Shares		Direxion Daily S&P 500® Bear 1X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$340,104	$761,762	$140,455	$216,398
Net realized gain (loss)	2,618,235	(1,332,395)	(195,360)	(2,997,549)
Capital gain distributions from regulated investment companies	—	23	—	6
Change in net unrealized appreciation (depreciation)	(11,045,945)	18,775,016	(1,613,921)	968,748
Net increase (decrease) in net assets resulting from operations	(8,087,606)	18,204,406	(1,668,826)	(1,812,397)
Distributions to shareholders:
Net distributions to shareholders	(425,441)	(598,809)	(134,542)	(213,414)
Total distributions	(425,441)	(598,809)	(134,542)	(213,414)
Capital share transactions:
Proceeds from shares sold	6,268,026	58,055,462	12,587,917	39,103,913
Cost of shares redeemed	(91,687,437)	(60,859,177)	(10,635,236)	(57,202,665)
Transaction fees (Note 4)	45,844	30,429	—	—
Net increase (decrease) in net assets resulting from capital transactions	(85,373,567)	(2,773,286)	1,952,681	(18,098,752)
Total increase (decrease) in net assets	(93,886,614)	14,832,311	149,313	(20,124,563)
Net assets:
Beginning of year/period	115,750,317	100,918,006	13,379,922	33,504,485
End of year/period	$21,863,703	$115,750,317	$13,529,235	$13,379,922
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,000,000	3,150,000	449,983	1,049,983
Shares sold	200,000	1,750,000	400,000	1,300,000
Shares repurchased	(2,450,000)	(1,900,000)	(350,000)	(1,900,000)
Shares outstanding, end of year/period	750,000	3,000,000	499,983	449,983

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Statements of Changes in Net Assets

	Direxion Daily Total Bond Market Bear 1X Shares		Direxion Daily 7-10 Year Treasury Bear 1X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$28,931	$34,087	$12,743	$14,978
Net realized gain (loss)	(14,755)	67,483	(16,370)	18,946
Change in net unrealized appreciation (depreciation)	(119,343)	40,492	(62,871)	31,645
Net increase (decrease) in net assets resulting from operations	(105,167)	142,062	(66,498)	65,569
Distributions to shareholders:
Net distributions to shareholders	(26,579)	(29,132)	(11,664)	(12,804)
Total distributions	(26,579)	(29,132)	(11,664)	(12,804)
Capital share transactions:
Proceeds from shares sold	—	—	—	—
Cost of shares redeemed	—	—	—	—
Net increase in net assets resulting from capital transactions	—	—	—	—
Total increase (decrease) in net assets	(131,746)	112,930	(78,162)	52,765
Net assets:
Beginning of year/period	3,232,170	3,119,240	1,463,360	1,410,595
End of year/period	$3,100,424	$3,232,170	$1,385,198	$1,463,360
Changes in shares outstanding
Shares outstanding, beginning of year/period	100,001	100,001	50,001	50,001
Shares sold	—	—	—	—
Shares repurchased	—	—	—	—
Shares outstanding, end of year/period	100,001	100,001	50,001	50,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bear 1X Shares		Direxion Daily CSI 300 China A Share Bull 2X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$43,336	$57,208	$534,709	$472,976
Net realized gain (loss)	(105,518)	10,118	(964,501)	(2,840,303)
Capital gain distributions from regulated investment companies	—	1	—	15
Change in net unrealized appreciation (depreciation)	(368,614)	356,060	41,233,283	(32,930,435)
Net increase (decrease) in net assets resulting from operations	(430,796)	423,387	40,803,491	(35,297,747)
Distributions to shareholders:
Net distributions to shareholders	(41,816)	(49,218)	(576,489)	(232,436)
Total distributions	(41,816)	(49,218)	(576,489)	(232,436)
Capital share transactions:
Proceeds from shares sold	—	1,027,765	90,396,579	77,058,552
Cost of shares redeemed	(1,012,678)	(1,049,560)	(34,318,708)	(35,057,897)
Transaction fees (Note 4)	—	—	3,432	3,506
Net increase (decrease) in net assets resulting from capital transactions	(1,012,678)	(21,795)	56,081,303	42,004,161
Total increase (decrease) in net assets	(1,485,290)	352,374	96,308,305	6,473,978
Net assets:
Beginning of year/period	5,465,293	5,112,919	76,552,234	70,078,256
End of year/period	$3,980,003	$5,465,293	$172,860,539	$76,552,234
Changes in shares outstanding
Shares outstanding, beginning of year/period	250,001	250,001	4,800,000	2,450,000
Shares sold	—	50,000	3,950,000	3,550,000
Shares repurchased	(50,000)	(50,000)	(1,650,000)	(1,200,000)
Shares outstanding, end of year/period	200,001	250,001	7,100,000	4,800,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Statements of Changes in Net Assets

	Direxion Daily CSI China Internet Index Bull 2X Shares		Direxion Daily High Yield Bear 2X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$248,452	$488,331	$28,674	$28,256
Net realized gain (loss)	(6,094,567)	(32,732,044)	28,923	(54,948)
Capital gain distributions from regulated investment companies	—	2	—	1
Change in net unrealized appreciation (depreciation)	23,946,182	(21,135,642)	(469,691)	99,628
Net increase (decrease) in net assets resulting from operations	18,100,067	(53,379,353)	(412,094)	72,937
Distributions to shareholders:
Net distributions to shareholders	(272,035)	(3,391,631)	(25,822)	(21,486)
Total distributions	(272,035)	(3,391,631)	(25,822)	(21,486)
Capital share transactions:
Proceeds from shares sold	16,833,904	77,789,755	—	1,918,316
Cost of shares redeemed	(8,684,932)	(56,960,474)	—	(1,913,666)
Transaction fees (Note 4)	565	—	—	—
Net increase in net assets resulting from capital transactions	8,149,537	20,829,281	—	4,650
Total increase (decrease) in net assets	25,977,569	(35,941,703)	(437,916)	56,101
Net assets:
Beginning of year/period	49,936,936	85,878,639	3,782,350	3,726,249
End of year/period	$75,914,505	$49,936,936	$3,344,434	$3,782,350
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,200,001	1,750,001	200,001	200,001
Shares sold	650,000	1,650,000	—	100,000
Shares repurchased	(350,000)	(1,200,000)	—	(100,000)
Shares outstanding, end of year/period	2,500,001	2,200,001	200,001	200,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Statements of Changes in Net Assets

	Direxion Daily MSCI European Financials Bull 2X Shares		Direxion Daily S&P 500® Bull 2X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$97,258	$126,612	$83,818	$103,586
Net realized gain (loss)	(1,357,963)	(1,799,267)	629,957	678,688
Change in net unrealized appreciation (depreciation)	2,187,489	(2,202,592)	1,097,325	(459,841)
Net increase (decrease) in net assets resulting from operations	926,784	(3,875,247)	1,811,100	322,433
Distributions to shareholders:
Net distributions to shareholders	(94,506)	(335,461)	(83,849)	(276,477)
Total distributions	(94,506)	(335,461)	(83,849)	(276,477)
Capital share transactions:
Proceeds from shares sold	1,464,730	8,765,950	4,270,662	8,182,169
Cost of shares redeemed	—	(7,087,300)	(4,980,441)	(5,561,110)
Transaction fees (Note 4)	—	1,882	271	—
Net increase (decrease) in net assets resulting from capital transactions	1,464,730	1,680,532	(709,508)	2,621,059
Total increase (decrease) in net assets	2,297,008	(2,530,176)	1,017,743	2,667,015
Net assets:
Beginning of year/period	7,099,975	9,630,151	6,514,099	3,847,084
End of year/period	$9,396,983	$7,099,975	$7,531,842	$6,514,099
Changes in shares outstanding
Shares outstanding, beginning of year/period	250,001	200,001	133,236	83,236
Shares sold	50,001	200,000	100,000	150,000
Shares repurchased	—	(150,000)	(100,000)	(100,000)
Shares outstanding, end of year/period	300,002	250,001	133,236	133,236

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 2X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$12,559	$33,140
Net realized gain (loss)	(168,437)	230,663
Change in net unrealized appreciation (depreciation)	414,553	(297,274)
Net increase (decrease) in net assets resulting from operations	258,675	(33,471)
Distributions to shareholders:
Net distributions to shareholders	(17,376)	(192,231)
Total distributions	(17,376)	(192,231)
Capital share transactions:
Proceeds from shares sold	—	7,563,156
Cost of shares redeemed	—	(7,519,147)
Net increase in net assets resulting from capital transactions	—	44,009
Total increase (decrease) in net assets	241,299	(181,693)
Net assets:
Beginning of year/period	3,055,356	3,237,049
End of year/period	$3,296,655	$3,055,356
Changes in shares outstanding
Shares outstanding, beginning of year/period	66,644	66,644
Shares sold	—	150,000
Shares repurchased	—	(150,000)
Shares outstanding, end of year/period	66,644	66,644

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$38.58	$0.25	$0.28	$(9.15)	$(8.90)	$(0.53)	$—	$—	$(0.53)	$29.15	(23.14)%	$21,864	0.94%	0.95%	1.38%	0.79%	0.80%	1.53%	0%
For the Year Ended October 31, 2018	$32.04	0.24	0.26	6.50	6.74	(0.20)	—	—	(0.20)	$38.58	21.11%	$115,750	0.85%	0.81%	0.72%	0.80%	0.76%	0.77%	0%
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	—	—	—	—	$32.04	(22.46)%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	—	—	—	—	$41.32	(8.91)%	$86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
For the Period June 17, 2015[8] through October 31, 2015	$40.00	(0.14)	(0.14)	5.50	5.36	—	—	—	—	$45.36	13.40%	$147,409	0.80%	0.84%	(0.76)%	0.80%	0.83%	(0.76)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$29.73	0.29	0.29	(2.70)	(2.41)	(0.26)	—	—	(0.26)	$27.06	(8.17)%	$13,529	0.46%	0.77%	1.96%	0.45%	0.76%	1.97%	0%
For the Year Ended October 31, 2018	$31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	—	—	(0.34)	$29.73	(5.74)%	$13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	—	—	(0.15)	$31.91	(18.62)%	$33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
For the Period June 8, 2016[8] through October 31, 2016	$40.00	0.02	0.02	(0.72)	(0.70)	—	—	—	—	$39.30	(1.75)%	$47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$32.32	0.29	0.29	(1.34)	(1.05)	(0.27)	—	—	(0.27)	$31.00	(3.27)%	$3,100	0.45%	2.03%	1.85%	0.45%	2.03%	1.85%	0%
For the Year Ended October 31, 2018	$31.19	0.34	0.34	1.08	1.42	(0.29)	—	—	(0.29)	$32.32	4.57%	$3,232	0.45%	2.02%	1.07%	0.45%	2.02%	1.07%	0%
For the Year Ended October 31, 2017	$31.25	0.06	0.06	(0.12)	(0.06)	—	—	—	—	$31.19	(0.19)%	$3,119	0.45%	2.33%	0.19%	0.45%	2.33%	0.19%	0%
For the Year Ended October 31, 2016	$32.76	(0.15)	(0.15)	(1.36)	(1.51)	—	—	—	—	$31.25	(4.61)%	$3,125	0.63%	2.38%	(0.47)%	0.63%	2.38%	(0.47)%	0%
For the Year Ended October 31, 2015	$33.73	(0.21)	(0.21)	(0.76)	(0.97)	—	—	—	—	$32.76	(2.88)%	$3,276	0.65%	2.34%	(0.62)%	0.65%	2.34%	(0.62)%	0%
For the Year Ended October 31, 2014	$35.52	(0.22)	(0.22)	(1.57)	(1.79)	—	—	—	—	$33.73	(5.04)%	$3,373	0.65%	1.25%	(0.65)%	0.65%	1.25%	(0.65)%	0%
Direxion Daily 7-10 Year Treasury Bear 1X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$29.27	0.25	0.26	(1.59)	(1.34)	(0.23)	—	—	(0.23)	$27.70	(4.58)%	$1,385	0.46%	3.57%	1.81%	0.45%	3.56%	1.82%	0%
For the Year Ended October 31, 2018	$28.21	0.30	0.30	1.02	1.32	(0.26)	—	—	(0.26)	$29.27	4.67%	$1,463	0.45%	3.51%	1.04%	0.45%	3.51%	1.04%	0%
For the Year Ended October 31, 2017	$27.82	0.06	0.06	0.33	0.39	—	—	—	—	$28.21	1.40%	$1,411	0.45%	4.25%	0.20%	0.45%	4.25%	0.20%	0%
For the Year Ended October 31, 2016	$29.60	(0.13)	(0.13)	(1.65)	(1.78)	—	—	—	—	$27.82	(6.01)%	$1,391	0.63%	4.14%	(0.47)%	0.63%	4.14%	(0.47)%	0%
For the Year Ended October 31, 2015	$31.42	(0.19)	(0.19)	(1.63)	(1.82)	—	—	—	—	$29.60	(5.79)%	$1,480	0.65%	3.24%	(0.62)%	0.65%	3.24%	(0.62)%	0%
For the Year Ended October 31, 2014	$33.38	(0.21)	(0.21)	(1.75)	(1.96)	—	—	—	—	$31.42	(5.87)%	$1,571	0.65%	3.85%	(0.65)%	0.65%	3.85%	(0.65)%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$21.86	0.19	0.19	(1.96)	(1.77)	(0.19)	—	—	(0.19)	$19.90	(8.11)%	$3,980	0.48%	1.42%	1.84%	0.45%	1.39%	1.87%	0%
For the Year Ended October 31, 2018	$20.45	0.22	0.23	1.39	1.61	(0.20)	—	—	(0.20)	$21.86	7.90%	$5,465	0.46%	1.31%	1.08%	0.45%	1.30%	1.09%	0%
For the Year Ended October 31, 2017	$20.04	0.04	0.04	0.37	0.41	—	—	—	—	$20.45	2.05%	$5,113	0.45%	1.46%	0.18%	0.45%	1.46%	0.18%	0%
For the Year Ended October 31, 2016	$22.45	(0.10)	(0.10)	(2.31)	(2.41)	—	—	—	—	$20.04	(10.73)%	$12,026	0.63%	0.96%	(0.48)%	0.63%	0.96%	(0.48)%	0%
For the Year Ended October 31, 2015	$24.61	(0.14)	(0.14)	(2.02)	(2.16)	—	—	—	—	$22.45	(8.78)%	$14,594	0.65%	0.95%	(0.62)%	0.65%	0.95%	(0.62)%	0%
For the Year Ended October 31, 2014	$28.83	(0.18)	(0.18)	(4.04)	(4.22)	—	—	—	—	$24.61	(14.64)%	$8,613	0.65%	1.21%	(0.65)%	0.65%	1.21%	(0.65)%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$15.95	0.10	0.12	8.40	8.50	(0.10)	—	—	(0.10)	$24.35	53.56%	$172,861	1.13%	1.10%	1.01%	0.95%	0.92%	1.19%	0%
For the Year Ended October 31, 2018	$28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	—	—	(0.06)	$15.95	(44.05)%	$76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	—	—	—	—	$28.60	54.34%	$70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1,747%
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	—	—	—	—	$18.53	(14.65)%	$60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2,606%
For the Period April 16, 2015[8] through October 31, 2015	$40.00	(0.13)	(0.13)	(18.16)	(18.29)	—	—	—	—	$21.71	(45.73)%	$62,968	0.95%	1.09%	(0.93)%	0.95%	1.09%	(0.93)%	1,592%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$22.70	0.10	0.11	7.68	7.78	(0.11)	—	—	(0.11)	$30.37	34.54%	$75,915	1.01%	1.01%	0.81%	0.94%	0.94%	0.88%	0%
For the Year Ended October 31, 2018	$49.07	0.22	0.28	(24.87)	(24.65)	(0.20)	(1.52)	—	(1.72)	$22.70	(52.04)%	$49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	—	—	—	—	$49.07	96.28%	$85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
Direxion Daily High Yield Bear 2X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$18.91	0.14	0.14	(2.20)	(2.06)	(0.13)	—	—	(0.13)	$16.72	(10.97)%	$3,344	0.80%	2.06%	1.58%	0.80%	2.06%	1.58%	0%
For the Year Ended October 31, 2018	$18.63	0.14	0.14	0.25	0.39	(0.11)	—	—	(0.11)	$18.91	2.09%	$3,782	0.80%	1.99%	0.76%	0.80%	1.99%	0.76%	0%
For the Year Ended October 31, 2017	$22.05	(0.03)	(0.03)	(3.39)	(3.42)	—	—	—	—	$18.63	(15.51)%	$3,726	0.80%	2.06%	(0.16)%	0.80%	2.06%	(0.16)%	0%
For the Period June 16, 2016[8] through October 31, 2016	$25.00	(0.05)	(0.05)	(2.90)	(2.95)	—	—	—	—	$22.05	(11.80)%	$5,512	0.80%	2.32%	(0.56)%	0.80%	2.32%	(0.56)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily MSCI European Financials Bull 2X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$28.40	$0.33	$0.33	$2.91	$3.24	$(0.32)	$—	$—	$(0.32)	$31.32	11.76%	$9,397	0.83%	1.06%	2.40%	0.80%	1.03%	2.43%	13%
For the Year Ended October 31, 2018	$48.15	0.84	0.84	(15.85)	(15.01)	(1.70)	(3.04)	—	(4.74)	$28.40	(34.53)%	$7,100	0.80%	1.14%	2.14%	0.80%	1.14%	2.14%	38%
For the Year Ended October 31, 2017	$30.35	0.42	0.43	20.17	20.59	—	(2.79)	—	(2.79)	$48.15	72.58%	$9,630	0.82%	1.30%	1.02%	0.80%	1.28%	1.04%	190%
For the Period July 27, 2016[8] through October 31, 2016	$25.00	(0.04)	(0.04)	5.39	5.35	—	—	—	—	$30.35	21.40%	$3,035	0.80%	3.32%	(0.59)%	0.80%	3.32%	(0.59)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$48.89	0.49	0.49	7.61	8.10	(0.46)	—	—	(0.46)	$56.53	16.91%	$7,532	0.31%	0.94%	2.03%	0.31%[9]	0.94%	2.03%	53%
For the Year Ended October 31, 2018	$46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	—	(2.24)	$48.89	10.13%	$6,514	0.18%	1.24%	1.71%	0.00%[9]	1.06%	1.89%	59%
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	—	(6.02)	$46.22	48.62%	$3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	—	—	—	—	$36.00	5.29%	$2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
For the Year Ended October 31, 2015	$33.58	(0.21)	(0.21)	2.28	2.07	(0.50)	(0.96)	—	(1.46)	$34.19	6.81%	$11,394	0.60%	0.92%	(0.59)%	0.60%	0.92%	(0.59)%	208%
For the Period May 28, 2014[8] through October 31, 2014	$30.00	0.18	0.18	3.40	3.58	—	—	—	—	$33.58	11.92%	$31,336	0.60%	0.93%	1.34%	0.60%	0.93%	1.34%	91%
Direxion Daily Small Cap Bull 2X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$45.85	0.19	0.21	3.69	3.88	(0.26)	—	—	(0.26)	$49.47	8.70%	$3,297	0.43%	1.55%	0.84%	0.31%[9]	1.43%	0.96%	22%
For the Year Ended October 31, 2018	$48.57	0.49	0.64	(0.33)	0.16	(0.56)	(2.32)	—	(2.88)	$45.85	(0.89)%	$3,055	0.28%	2.14%	0.92%	0.00%[9]	1.86%	1.20%	119%
For the Year Ended October 31, 2017	$30.66	0.11	0.13	17.80	17.91	—	—	—	—	$48.57	58.41%	$3,237	0.54%	2.63%	0.26%	0.49%	2.58%	0.31%	109%
For the Year Ended October 31, 2016	$30.51	(0.03)	(0.02)	1.13	1.10	—	(0.95)	—	(0.95)	$30.66	3.79%	$2,044	0.63%	3.47%	(0.09)%	0.60%	3.44%	(0.06)%	0%
For the Year Ended October 31, 2015	$31.73	(0.17)	(0.16)	(0.65)	(0.82)	—	(0.40)	—	(0.40)	$30.51	(2.54)%	$2,033	0.61%	1.52%	(0.49)%	0.60%	1.51%	(0.48)%	289%
For the Period July 29, 2014[8] through October 31, 2014	$30.00	(0.05)	(0.05)	1.78	1.73	—	—	—	—	$31.73	5.76%	$4,230	0.60%	2.86%	(0.60)%	0.60%	2.86%	(0.60)%	503%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

  The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio.

  Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of investment operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2019

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 93 separate series (each, a "Fund" and together the "Funds"). Eleven of these Funds are included in this report:

Bear Funds	Bull Funds
Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily MSCI European Financials Bull 2X Shares
Direxion Daily 7-10 Year Bear 1X Shares	Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Small Cap Bull 2X Shares
Direxion Daily High Yield Bear 2X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Bloomberg Barclays U.S. Aggregate Bond Index	-100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	ICE U.S. Treasury 20+ Year Bond Index	-100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily High Yield Bear 2X Shares	Bloomberg Barclays U.S. High Yield Very Liquid Index	-200%
Direxion Daily MSCI European Financials Bull 2X Shares	MSCI Europe Financials Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index	200%

DIREXION SEMI-ANNUAL REPORT
40

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2019.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and Direxion High Yield Bear 2X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate

DIREXION SEMI-ANNUAL REPORT
41

net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features

DIREXION SEMI-ANNUAL REPORT
42

at April 30, 2019 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$131,200	$—	$131,200[1]	$—	$—	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	2,794,302	—	2,794,302[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$2,066,457	$—	$2,066,457[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	16,952,132	—	16,370,000	582,132	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	898,201	60,483	730,000	107,718	60,483	60,483	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
43

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$707,723	$—	$707,723[1]	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	23,795	—	23,795[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	3,502,638	—	3,450,000	52,638	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	2,144,391	—	2,022,000	122,391	—	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	559,573	—	559,573[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	7,779	—	—	7,779	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$725,819	$—	$725,819[1]	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—	1,515,933	—	1,515,933[1]	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	86,472	—	86,472[1]	—

DIREXION SEMI-ANNUAL REPORT
44

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$—	$—	$—	$—	$26,302	$—	$26,302[1]	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	115,749	—	115,749[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	8,729,918	—	8,490,000	239,918	—	—	—	—
Direxion Daily High Yield Bear 2X Shares	—	—	—	—	523,165	—	523,165[1]	—
Direxion Daily S&P 500® Bull 2X Shares	10,776	—	—	10,776	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	243,965	—	243,965[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI European Financials Bull 2X Shares	$—	$—	$—	$—	$3,044	$—	$3,044[1]	$—
Direxion Daily S&P 500® Bull 2X Shares	604,084	—	530,000	74,084	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

DIREXION SEMI-ANNUAL REPORT
45

As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the six months ended April 30, 2019.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2019, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

DIREXION SEMI-ANNUAL REPORT
46

As of April 30, 2019, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily CSI 300 China A Share Bull 2X Shares	$15,660,860	$16,010,917	$—	$16,010,917
Direxion Daily CSI China Internet Index Bull 2X Shares	18,398,860	18,795,550	—	18,795,550
Direxion Daily MSCI European Financials Bull 2X Shares	1,828,680	1,866,010	—	1,866,010

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. No provision for U.S. Federal income has been made by the Funds. Certain Funds paid U.S. excise taxes during the six months ended April 30, 2019.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the six months ended April 30, 2019 and year ended October 31, 2019 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Six Months Ended April 30, 3019 (Unaudited)			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily CSI 300 China A Share Bear 1X Shares	$425,441	$—	$—	$598,809	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	134,542	—	—	213,414	—	—
Direxion Daily Total Bond Market Bear 1X Shares	26,579	—	—	29,132	—	—

DIREXION SEMI-ANNUAL REPORT
47

	Six Months Ended April 30, 3019 (Unaudited)			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$11,664	$—	$—	$12,804	$—	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	41,816	—	—	49,218	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	576,489	—	—	232,436	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	272,035	—	—	3,391,631	—	—
Direxion Daily High Yield Bear 2X Shares	25,822	—	—	21,486	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	94,506	—	—	335,461	—	—
Direxion Daily S&P 500® Bull 2X Shares	83,849	—	—	276,477	—	—
Direxion Daily Small Cap Bull 2X Shares	17,376	—	—	192,231	—	—

At October 31, 2018 the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$(2,605,830)	$134,071	$—	$(6,956,108)	$(9,427,867)
Direxion Daily S&P 500® Bear 1X Shares	(1,052,345)	25,975	—	(9,533,593)	(10,559,963)
Direxion Daily Total Bond Market Bear 1X Shares	32,122	4,955	—	(2,532,468)	(2,495,391)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(53,764)	2,174	—	(790,824)	(842,414)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(100,423)	7,990	—	(3,621,910)	(3,714,343)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(44,398,914)	84,523	—	(13,952,760)	(58,267,151)
Direxion Daily CSI China Internet Index Bull 2X Shares	(29,014,835)	72,299	—	(27,513,478)	(56,456,014)
Direxion Daily High Yield Bear 2X Shares	(63,742)	4,742	—	(1,418,080)	(1,477,080)
Direxion Daily MSCI European Financials Bull 2X Shares	(3,291,507)	—	—	(798,092)	(4,089,599)
Direxion Daily S&P 500® Bull 2X Shares	388,833	31,715	—	—	420,548
Direxion Daily Small Cap Bull 2X Shares	158,146	8,317	—	—	166,463

1  Other Accumulated Earnings (Losses) consist of capital loss carryover and organizational cost.

At April 30, 2019, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$8,372,247	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	3,518,408	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	663,887	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	206,598	—	—	—

DIREXION SEMI-ANNUAL REPORT
48

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily 20+ Year Treasury Bear 1X Shares	$615,838	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	142,134,962	—	(519,805)	(519,805)
Direxion Daily CSI China Internet Index Bull 2X Shares	68,412,741	942,842	—	942,842
Direxion Daily High Yield Bear 2X Shares	1,694,748	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	9,963,643	—	(422,185)	(422,185)
Direxion Daily S&P 500® Bull 2X Shares	6,405,336	951,450	—	951,450
Direxion Daily Small Cap Bull 2X Shares	2,907,497	337,698	—	337,698

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

Net investment income/(loss) and realized gains and losses for U.S. Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be classified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2018.

At October 31, 2018, the Funds deferred no qualified late year losses.

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2018, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Expiring 10/31/19	Unlimited ST	Unlimited LT
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$6,956,108	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	9,533,593	—
Direxion Daily Total Bond Market Bear 1X Shares	61,259	72,234	2,460,234	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	67,332	723,492	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	282,257	3,339,653	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	4,871,759	—	13,952,760	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	27,513,478	—
Direxion Daily High Yield Bear 2X Shares	—	—	1,418,080	—
Direxion Daily MSCI European Financials Bull 2X Shares	—	—	798,092	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	—	—	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from

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unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2019, open U.S. Federal and state income tax years include the tax years ended October 31, 2016 through October 31, 2018. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the six months ended April 30, 2019. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,206,450	—	86,539,051	34,327,020
Direxion Daily CSI China Internet Index Bull 2X Shares	1,136,725	—	15,710,800	7,046,782
Direxion Daily High Yield Bear 2X Shares	—	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	1,790,138	688,012	—	—
Direxion Daily S&P 500® Bull 2X Shares	7,085,754	4,272,828	—	2,719,428
Direxion Daily Small Cap Bull 2X Shares	779,051	632,826	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the six months ended April 30, 2019.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory

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Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily Total Bond Market Bear 1X Shares	0.35%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.35%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily High Yield Bear 2X Shares	0.60%
Direxion Daily MSCI European Financials Bull 2X Shares	0.60%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Small Cap Bull 2X Shares	0.50%

During the period ended April 30, 2019, the Adviser agreed to voluntarily waive its investment advisory fee for Direxion Daily S&P 500® Bull 2X Shares and Direxion Daily Small Cap Bull 2X Shares. The amount of this voluntary waiver was $11,822 in Direxion Daily S&P 500® Bull 2X Shares and $4,256 in Direxion Daily Small Cap Bull 2X Shares.

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2020. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily High Yield Bear 2X Shares	0.80%
Direxion Daily MSCI European Financials Bull 2X Shares	0.80%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Small Cap Bull 2X Shares	0.60%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2019	October 31, 2020	October 31, 2021	April 30, 2022	Recoupment Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$1,573	$5,090	$—	$7,725	$—	$5,090	$12,815
Direxion Daily S&P 500® Bear 1X Shares	—	22,311	80,286	57,082	49,159	22,311	208,838
Direxion Daily Total Bond Market Bear 1X Shares	—	24,718	26,869	59,244	52,256	24,718	163,087
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	21,835	24,384	54,053	46,671	21,835	146,943
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	22,178	21,003	55,559	47,120	22,178	145,860
Direxion Daily CSI 300 China A Share Bull 2X Shares	16,111	677	19,526	13,658	2,021	677	35,882

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			Potential Recoupment Amounts Expiring:				Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2019	October 31, 2020	October 31, 2021	April 30, 2022	Recoupment Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$618	$618	$—	$—	$—	$—	$—
Direxion Daily High Yield Bear 2X Shares	—	22,955	29,536	53,191	46,972	22,955	152,654
Direxion Daily MSCI European Financials Bull 2X Shares	—	9,360	17,647	26,726	22,170	9,360	75,903
Direxion Daily S&P 500® Bull 2X Shares	—	14,185	16,621	33,068	29,764	14,185	93,638
Direxion Daily Small Cap Bull 2X Shares	—	12,322	27,085	55,905	47,880	12,322	143,192

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2019 is presented on the Statement of Assets and Liabilities as Due from (to) investment adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2019:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$8,372,247	$17,020,871	$131,200	$(3,499,999)
Direxion Daily S&P 500® Bear 1X Shares	—	3,518,408	11,492,504	—	(1,515,933)
Direxion Daily Total Bond Market Bear 1X Shares	—	663,887	2,532,027	—	(86,472)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	206,598	1,203,703	—	(26,302)
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	615,838	3,500,229	—	(139,544)

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	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bull 2X Shares	$70,608,591	$71,006,566	$49,144,970	$29,184,688	$(2,794,302)
Direxion Daily CSI China Internet Index Bull 2X Shares	24,385,432	44,970,151	25,030,607	3,042,592	(60,483)
Direxion Daily High Yield Bear 2X Shares	—	1,694,748	2,185,144	—	(523,165)
Direxion Daily MSCI European Financials Bull 2X Shares	6,356,375	3,185,083	1,776,037	559,573	(3,044)
Direxion Daily S&P 500® Bull 2X Shares	7,356,772	14	105,114	614,860	—
Direxion Daily Small Cap Bull 2X Shares	3,106,441	138,754	57,744	251,744	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds during the six months ended April 30, 2019. It is the Funds' policy to recognize transfers between levels at the value as of the beginning of the period, if applicable.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2019, the Funds were invested in swap contracts. At April 30, 2019, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$131,200	$—	$131,200
Direxion Daily CSI 300 China A Share Bull 2X Shares	29,184,688	—	29,184,688
Direxion Daily CSI China Internet Index Bull 2X Shares	3,042,592	—	3,042,592
Direxion Daily MSCI European Financials Bull 2X Shares	559,573	—	559,573
Direxion Daily S&P 500® Bull 2X Shares	614,860	—	614,860
Direxion Daily Small Cap Bull 2X Shares	251,744	—	251,744
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$3,499,999	$—	$3,499,999
Direxion Daily S&P 500® Bear 1X Shares	1,515,933	—	1,515,933
Direxion Daily Total Bond Market Bear 1X Shares	—	86,472	86,472
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	26,302	26,302
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	139,544	139,544

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	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bull 2X Shares	$2,794,302	$—	$2,794,302
Direxion Daily CSI China Internet Index Bull 2X Shares	60,483	—	60,483
Direxion Daily High Yield Bear 2X Shares	523,165	—	523,165
Direxion Daily MSCI European Financials Bull 2X Shares	3,044	—	3,044

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2019, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$2,618,235	$—	$—	$(11,045,945)	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	(195,360)	—	—	(1,613,921)	—	—
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(14,755)	—	—	(119,343)	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	Swap Contracts	—	(16,370)	—	—	(62,871)	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	(105,518)	—	—	(368,614)	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	(4,880,044)	—	—	41,772,157	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	(6,907,592)	—	—	21,626,895	—	—
Direxion Daily High Yield Bear 2X Shares	Swap Contracts	28,923	—	—	(469,691)	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	Swap Contracts	(1,002,156)	—	—	1,605,004	—	—
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	287,326	—	—	600,180	—	—
Direxion Daily Small Cap Bull 2X Shares	Swap Contracts	(102,308)	—	—	220,024	—	—

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the six months ended April 30, 2019, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$56,693,432
Direxion Daily S&P 500® Bear 1X Shares	—	12,478,080
Direxion Daily Total Bond Market Bear 1X Shares	—	3,130,339
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	1,423,633
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	4,825,974
Direxion Daily CSI 300 China A Share Bull 2X Shares	186,280,126	—
Direxion Daily CSI China Internet Index Bull 2X Shares	108,770,926	—
Direxion Daily High Yield Bear 2X Shares	—	6,955,518
Direxion Daily MSCI European Financials Bull 2X Shares	10,921,198	—
Direxion Daily S&P 500® Bull 2X Shares	7,506,621	—
Direxion Daily Small Cap Bull 2X Shares	3,155,788	—

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The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

• Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

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• Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 24, 2019, certain Funds declared income distributions with an ex-date of June 25, 2019 and payable date of July 2, 2019. The per share distribution amounts for each Fund was as follows:

Funds	Per Share Income Distribution
Direxion Daily CSI 300 China A Share Bear 1X Shares	$0.02323
Direxion Daily S&P 500® Bear 1X Shares	0.12215
Direxion Daily Total Bond Market Bear 1X Shares	0.15776
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.14010
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.10168
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.01010
Direxion Daily CSI China Internet Index Bull 2X Shares	0.03626
Direxion Daily High Yield Bear 2X Shares	0.08023
Direxion Daily MSCI European Financials Bull 2X Shares	0.71715
Direxion Daily S&P 500® Bull 2X Shares	0.46744
Direxion Daily Small Cap Bull 2X Shares	0.16620

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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57

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	135	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	135	None.
John A. Weisser Age: 77	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	135
					Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
58

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	135	None.
Jacob C. Gaffey Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	135	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	135	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
59

Direxion Shares ETF Trust

Trustees and Officers

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 50	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 45	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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SEMI-ANNUAL REPORT APRIL 30, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily EURO STOXX 50® Bull 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Brazil Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares
Direxion Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Robotics, Artificial Intelligence &
Automation Index Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	16
Allocation of Portfolio Holdings	21
Schedules of Investments	23
Statements of Assets and Liabilities	103
Statements of Operations	119
Statements of Changes in Net Assets	135
Financial Highlights	167
Notes to the Financial Statements	178
Supplemental Information	227
Trustees and Officers	228
Board Review of Investment Advisory Agreement	231

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2018 to April 30, 2019 (the "Semi-Annual Period").

Market Review:

U.S. equities entered the Semi-Annual Period amid continued concerns over global trade, as weakness in the technology sector led equity markets lower for the first part of November. Subsequent, dovish comments from the Federal Reserve, as it adjusted its language amid slowing global growth and a strengthening dollar, resulted in a positive monthly return for the S&P 500 during November. Volatility returned in Q4 2018, with equity stocks selling off precipitously during the month of December, with continued trade tensions with China leading to concerns of a broader global economic slowdown. A change of tone from the Federal Reserve towards rate flexibility in January 2019 proved a boon to both U.S. and international equities, as emerging markets specifically saw an increased appetite for risk. The topic of tariffs was a key, daily market driver from January on. Through February, UK equities struggled on ever-present Brexit concerns, while Asian equities gained on trade deal progress. Stocks continued to perform well through March and into April, with both the NASDAQ 100 and S&P 500 hitting all-time highs. Strong earnings from communication and financial sector stocks helped drive the domestic market higher through the end of the Semi-Annual Period, while developed and emerging country stocks lagged by comparison on lingering concerns, such as U.S.-China trade tensions and political uncertainties.

The fixed income markets began the Semi-Annual Period with the front-end of the Treasury curve moving into a slight inversion. With Personal Consumption Expenditures still hovering below the Federal Reserve's 2% target, the bond market had brushed off inflation expectations apparent in the narrowing spread between TIPS and standard treasury bonds. To start 2019, the Federal Reserve affirmed a neutral policy stance by removing any reference to gradual rate rises in its policy statement. In referencing patience, the FOMC had taken itself out of the interest-rate equation for the foreseeable future. With the Federal Reserve on the sidelines, U.S. and China trade war rhetoric has been the ultimate catalyst for price action in the bond markets. As investors became fearful of a drawn out trade war between the U.S. and China, bond markets continued to rally, pushing yields further down on the front-end and back-end of the treasury curve.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 300% of the return of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -300% of the return of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in

DIREXION SEMI-ANNUAL REPORT

accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models and a description of how they work are available on the Direxion Investments website (www.direxioninvestments.com) under Tools/Exposure Level. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

DIREXION SEMI-ANNUAL REPORT

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying Index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares and the Direxion Daily Mid Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index measures the performance of the mid-capitalization segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. For the Semi-Annual Period, the S&P Mid Cap 400® Index returned 8.91%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 19.14%, while the model indicated an expected return of 23.36%. The Direxion Daily Mid Cap Bear 3X Shares returned -26.50%, while the model indicated an expected return of -29.47%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 9.76%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 22.42%, while the model indicated an expected return of 26.61%. The Direxion Daily S&P 500® Bear 3X Shares returned -27.72%, while the model indicated an expected return of -30.80%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Semi-Annual Period, the Russell 2000® Index returned 6.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned 8.81%, while the model indicated an expected return of 12.36%. The Direxion Daily Small Cap Bear 3X Shares returned -22.55%, while the model indicated an expected return of -25.67%.

The Direxion Daily EURO STOXX 50® Bull 3X Shares seeks to provide 300% of the daily return of the EURO STOXX 50® Index. The EURO STOXX 50® Index is part of the STOXX blue-chip index family and represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market capitalization in 11 Eurozone countries. These countries have historically included Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index captures approximately 60% of the free-float market capitalization of the EURO STOXX TMI Supersector Index. For the Semi-Annual Period, the EURO STOXX 50® Index returned 10.39%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index

DIREXION SEMI-ANNUAL REPORT

alone should not generate expectations of annual performance of the Fund. The Direxion Daily EURO STOXX 50® Bull 3X Shares returned 24.98% for the same period, while the model indicated an expected return of 29.94%.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Semi-Annual Period, the FTSE China 50 Index returned 14.50%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned 36.52%, while the model indicated an expected return of 41.36%. The Direxion Daily FTSE China Bear 3X Shares returned -38.56%, while the model indicated an expected return of -41.06%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Semi-Annual Period, the FTSE Developed Europe All Cap Index returned 8.92%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned 20.68%, while the model indicated an expected return of 25.49%.

The Direxion Daily Latin America Bull 3X Shares seeks to provide 300% of the daily return of the S&P Latin America 40 Index. The S&P Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the Semi-Annual Period, the S&P Latin America 40 Index returned 3.47%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned -3.49%, while the model indicated an expected return of 0.24%.

The Direxion Daily MSCI Brazil Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Semi-Annual Period, the MSCI Brazil 25/50 Index returned 4.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 3X Shares returned -3.01%, while the model indicated an expected return of 0.53%.

The Direxion Daily MSCI Developed Markets Bull 3X Shares and the Direxion Daily MSCI Developed Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI EAFE® Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-capitalization companies from developed market countries, excluding the U.S. and Canada. For the Semi-Annual Period, the MSCI EAFE® Index returned 8.03%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Developed Markets Bull 3X Shares returned 18.48%, while the model indicated an expected return of 22.86%. The Direxion Daily Developed Markets Bear 3X Shares returned -21.41%, while the model indicated an expected return of -24.71%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market

DIREXION SEMI-ANNUAL REPORT

performance in the global emerging markets. For the Semi-Annual Period, the MSCI Emerging Market IndexSM returned 13.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 35.85%, while the model indicated an expected return of 40.43%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -36.26%, while the model indicated an expected return of -38.75%.

The Direxion Daily MSCI India Bull 3X Shares seeks to provide 300% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian market, covering approximately 85% of companies in the Indian equity securities market. For the Semi-Annual Period, the MSCI India Index returned 18.57%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 3X Shares returned 50.45%, while the model indicated an expected return of 56.28%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Japan Bull 3X Shares seeks to provide 300% of the MSCI Japan Index. The MSCI Japan Index is designed to measure the performance of the large- and mid-capitalization segments of the Japanese equity market, covering approximately 85% of the free float-adjusted market capitalization of Japanese issuers. For the Semi-Annual Period, the MSCI Japan Index returned 1.84%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Japan Bull 3X Shares returned -1.44%, while the model indicated an expected return of 2.29%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Semi-Annual Period, the MSCI Mexico IMI 25/50 Index returned 10.69%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Mexico Bull 3X Shares returned 19.74%, while the model indicated an expected return of 24.14%.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Semi-Annual Period, the MSCI Korea 25/50 Index returned 6.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI South Korea Bull 3X Shares returned 10.61%, while the model indicated an expected return of 14.82%.

The Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares seek to provide 300% and -300% of the daily return of the MVIS Russia Index, respectively. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the Semi-Annual Period, the MVIS Russia Index returned 8.83%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned 16.64%, while the model indicated an expected return of 21.51%. The Direxion Daily Russia Bear 3X Shares returned -27.80%, while the model indicated an expected return of -31.05%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S.

DIREXION SEMI-ANNUAL REPORT

Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Semi-Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned 10.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Aerospace & Defense Bull 3X Shares returned 21.34% for the same period, while the model indicated an expected return of 25.85%.

The Direxion Daily Communication Services Index Bull 3X Shares and the Direxion Daily Communication Services Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Communication Services Select Sector Index. The Communication Services Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the communication services sector, which includes the following industries: diversified telecommunications services, wireless communication services, media, entertainment, and interactive media and services. Since the Funds' inception on January 14, 2019, the Communication Services Select Sector Index returned 14.42%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Communication Services Index Bull 3X Shares returned 41.86% for the same period, while the model indicated an expected return of 46.69%. The Direxion Daily Communication Services Index Bear 3X Shares returned -33.50% for the same period, while the model indicated an expected return of -36.09%.

The Direxion Daily Consumer Discretionary Bull 3X Shares and the Direxion Daily Consumer Discretionary Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. Since the Funds' inception on November 29, 2018, the Consumer Discretionary Select Sector Index returned 12.36%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Discretionary Bull 3X Shares returned 31.42% for the same period, while the model indicated an expected return of 35.36%. The Direxion Daily Consumer Discretionary Bear 3X Shares returned -33.76% for the same period, while the model indicated an expected return of -35.98%.

The Direxion Daily Consumer Staples Bull 3X Shares and the Direxion Daily Consumer Staples Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Consumer Staples Select Sector Index. The Consumer Staples Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer staples sector which includes the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products. Since the Funds' inception on November 29, 2018, the Consumer Staples Select Sector Index returned 4.98%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Staples Bull 3X Shares returned 9.85% for the same period, while the model indicated an expected return of 13.14%. The Direxion Daily Consumer Staples Bear 3X Shares returned -14.39% for the same period, while the model indicated an expected return of -17.34%.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Semi-Annual Period, the Energy Select Sector Index returned 0.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy

DIREXION SEMI-ANNUAL REPORT

Bull 3X Shares returned -10.16%, while the model indicated an expected return of -6.85%. The Direxion Daily Energy Bear 3X Shares returned -11.58%, while the model indicated an expected return of -15.40%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 1000® Financial Services Index. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. For the Semi-Annual Period, the Russell 1000® Financial Services Index returned 11.20%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 27.45%, while the model indicated an expected return of 32.17%. The Direxion Daily Financial Bear 3X Shares returned -29.77%, while the model indicated an expected return of -32.95%.

The Direxion Daily Gold Miners Index Bull 3X Shares and the Direxion Daily Gold Miners Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the Semi-Annual Period, the NYSE Arca Gold Miners Index returned 10.91%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 3X Shares returned 18.85%, while the model indicated an expected return of 24.20%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Gold Miners Index Bear 3X Shares returned -36.70%, while the model indicated an expected return of -39.39%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Semi-Annual Period, the Health Care Select Sector Index returned 1.54%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned -4.00%, while the model indicated an expected return of -0.47%.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Semi-Annual Period, the Dow Jones U.S. Select Home Construction Index returned 22.44%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares 63.76%, while the model indicated an expected return of 69.79%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; and machinery. For the Semi-Annual Period, the Industrials Select Sector Index returned 13.15%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Industrials Bull 3X Shares returned 31.58%, while the model indicated an expected return of 36.53%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Semi-Annual Period, the MVIS Global Junior Gold Miners Index returned 7.86%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned 5.83%, while the model indicated an expected return of 10.64%. The Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -35.74%, while the model indicated an expected return of -38.33%.

The Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI U.S. REIT IndexSM. The MSCI U.S. REIT IndexSM is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts ("REITs") that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 99% of the U.S. REIT universe. For the Semi-Annual Period, the MSCI U.S. REIT IndexSM returned 11.52%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned 28.44%, while the model indicated an expected return of 33.02%. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -30.45%, while the model indicated an expected return of -33.30%.

The Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ISE-Revere Natural Gas IndexTM. The ISE-Revere Natural Gas IndexTM is developed and owned by ISE and is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After the screens are applied, the remaining equity securities are divided into equity securities issued by MLPs and equity securities issued by non-MLPs, allocated to the index 15% and 85%, respectively. The index uses a linear-based capitalization-weighted methodology to rank the equity securities. For this Semi-Annual Period, the ISE-Revere Natural Gas IndexTM returned -13.39%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3X Shares returned -47.00%, while the model indicated an expected return of -45.05%. The Direxion Daily Natural Gas Related Bear 3X Shares returned 13.23%, while the model indicated an expected return of 9.40%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the Dynamic Pharmaceutical IntellidexSM Index. The Dynamic Pharmaceutical IntellidexSM Index consists of common shares of companies that are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The index may include pharmaceutical companies and other companies that facilitate the testing or regulatory approval of drugs. For the Semi-Annual Period, the Dynamic Pharmaceutical IntellidexSM Index returned -4.58%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned -21.12%, while the model indicated an expected return of -17.15%.

The Direxion Daily Regional Banks Bull 3X Shares and the Direxion Daily Regional Banks Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising

DIREXION SEMI-ANNUAL REPORT

the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Semi-Annual Period, the S&P Regional Banks Select Industry Index returned 4.75%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned 2.48%, while the model indicated an expected return of 6.11%. The Direxion Daily Regional Banks Bear 3X Shares returned -22.18%, while the model indicated an expected return of -25.56%.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index, respectively. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Semi-Annual Period, the S&P Retail Select Industry Index returned -2.32%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned -16.11%, while the model indicated an expected return of -13.21%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares seeks to provide 300% of the daily return of the Indxx Global Robotics and Artificial Intelligence Thematic Index. The Indxx Global Robotics and Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Semi-Annual Period, the Indxx Global Robotics and Artificial Intelligence Thematic Index returned 10.65%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares returned 19.61%, while the model indicated an expected return of 24.29%.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Biotechnology Select Industry Index returned 7.55%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -1.15%, while the model indicated an expected return of 1.93%. The Direxion Daily S&P Biotech Bear 3X Shares returned -44.80%, while the model indicated an expected return of -46.70%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -13.86%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares returned -49.42%, while the model indicated an expected return of -47.72%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares returned 6.83%, while the model indicated an expected return of 3.04%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the PHLX Semiconductor Sector Index. The PHLX Semiconductor

DIREXION SEMI-ANNUAL REPORT

Sector Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. For the Semi-Annual Period, the PHLX Semiconductor Index returned 30.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 88.06%, while the model indicated an expected return of 94.25%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Semiconductor Bear 3X Shares returned -64.73%, while the model indicated an expected return of -66.12%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Semi-Annual Period, the Technology Select Sector Index returned 14.58%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 32.62%, while the model indicated an expected return of 37.58%. The Direxion Daily Technology Bear 3X Shares returned -41.99%, while the model indicated an expected return of -44.41%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones Transportation Average. The Dow Jones Transportation Average is provided by Dow Jones U.S. Index and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). For the Semi-Annual Period, the Dow Jones Transportation Average returned 7.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Transportation Bull 3X Shares returned 11.00%, while the model indicated an expected return of 15.18%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Semi-Annual Period, the Utilities Select Sector Index returned 11.21%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Utilities Bull 3X Shares returned 28.97%, while the model indicated an expected return of 33.53%.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 6.64%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned -17.41%, while the model indicated an expected return of 20.78%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -15.65%, while the model indicated and an expected return of -17.89%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining

DIREXION SEMI-ANNUAL REPORT

maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 10.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 29.48%, while the model indicated an expected return of 33.19%. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned -24.99%, while the model indicated an expected return of -27.44%.

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an Index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

DIREXION SEMI-ANNUAL REPORT

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of April 30, 2019 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2019

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2018 to April 30, 2019).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2018 to April 30, 2019" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.08%	$1,000.00	$1,191.40	$5.87
Based on hypothetical 5% return	1.08%	1,000.00	1,019.44	5.41
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	1.09%	1,000.00	735.00	4.69
Based on hypothetical 5% return	1.09%	1,000.00	1,019.39	5.46
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	1,224.20	5.79
Based on hypothetical 5% return	1.05%	1,000.00	1,019.59	5.26
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	722.80	4.10
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.11%	1,000.00	1,088.10	5.75
Based on hypothetical 5% return	1.11%	1,000.00	1,019.29	5.56

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	1.01%	$1,000.00	$774.50	$4.44
Based on hypothetical 5% return	1.01%	1,000.00	1,019.79	5.06
Direxion Daily EURO STOXX 50® Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,249.80	5.47
Based on hypothetical 5% return	0.98%	1,000.00	1,019.94	4.91
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	1,365.20	6.27
Based on hypothetical 5% return	1.07%	1,000.00	1,019.49	5.36
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	1.00%	1,000.00	614.40	4.00
Based on hypothetical 5% return	1.00%	1,000.00	1,019.84	5.01
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	1.11%	1,000.00	1,206.80	6.07
Based on hypothetical 5% return	1.11%	1,000.00	1,019.29	5.56
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	1.26%	1,000.00	965.10	6.14
Based on hypothetical 5% return	1.26%	1,000.00	1,018.55	6.31
Direxion Daily MSCI Brazil Bull 3X Shares
Based on actual fund return	1.48%	1,000.00	969.90	7.23
Based on hypothetical 5% return	1.48%	1,000.00	1,017.46	7.40
Direxion Daily MSCI Developed Markets Bull 3X Shares
Based on actual fund return	1.08%	1,000.00	1,184.80	5.85
Based on hypothetical 5% return	1.08%	1,000.00	1,019.44	5.41
Direxion Daily MSCI Developed Markets Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	785.90	4.25
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	1,358.50	6.02
Based on hypothetical 5% return	1.03%	1,000.00	1,019.69	5.16
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	637.40	4.02
Based on hypothetical 5% return	0.99%	1,000.00	1,019.89	4.96
Direxion Daily MSCI India Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	1,504.50	6.52
Based on hypothetical 5% return	1.05%	1,000.00	1,019.59	5.26
Direxion Daily MSCI Japan Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	985.60	4.68
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	1.12%	1,000.00	1,197.40	6.10
Based on hypothetical 5% return	1.12%	1,000.00	1,019.24	5.61
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	1,106.10	5.54
Based on hypothetical 5% return	1.06%	1,000.00	1,019.54	5.31
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	1.11%	1,000.00	1,166.40	5.96
Based on hypothetical 5% return	1.11%	1,000.00	1,019.29	5.56
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	722.00	4.18
Based on hypothetical 5% return	0.98%	1,000.00	1,019.94	4.91
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	1.15%	1,000.00	1,213.40	6.31
Based on hypothetical 5% return	1.15%	1,000.00	1,019.09	5.76

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*
Direxion Daily Communication Services Index Bull 3X Shares[2]
Based on actual fund return	1.02%	$1,000.00	$1,418.60	$3.62
Based on hypothetical 5% return	1.02%	1,000.00	1,011.67	3.01
Direxion Daily Communication Services Index Bear 3X Shares[2]
Based on actual fund return	0.95%	1,000.00	665.00	2.32
Based on hypothetical 5% return	0.95%	1,000.00	1,011.87	2.80
Direxion Daily Consumer Discretionary Bull 3X Shares[1]
Based on actual fund return	0.95%	1,000.00	1,314.20	4.61
Based on hypothetical 5% return	0.95%	1,000.00	1,016.98	4.02
Direxion Daily Consumer Discretionary Bear 3X Shares[1]
Based on actual fund return	0.95%	1,000.00	662.40	3.31
Based on hypothetical 5% return	0.95%	1,000.00	1,016.98	4.02
Direxion Daily Consumer Staples Bull 3X Shares[1]
Based on actual fund return	0.95%	1,000.00	1,098.50	4.18
Based on hypothetical 5% return	0.95%	1,000.00	1,016.98	4.02
Direxion Daily Consumer Staples Bear 3X Shares[1]
Based on actual fund return	0.95%	1,000.00	856.10	3.70
Based on hypothetical 5% return	0.95%	1,000.00	1,016.98	4.02
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	898.40	4.94
Based on hypothetical 5% return	1.05%	1,000.00	1,019.59	5.26
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	1.25%	1,000.00	884.20	5.84
Based on hypothetical 5% return	1.25%	1,000.00	1,018.60	6.26
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.15%	1,000.00	1,274.50	6.49
Based on hypothetical 5% return	1.15%	1,000.00	1,019.09	5.76
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	1.00%	1,000.00	702.30	4.22
Based on hypothetical 5% return	1.00%	1,000.00	1,019.84	5.01
Direxion Daily Gold Miners Index Bull 3X Shares
Based on actual fund return	1.09%	1,000.00	1,188.50	5.91
Based on hypothetical 5% return	1.09%	1,000.00	1,019.39	5.46
Direxion Daily Gold Miners Index Bear 3X Shares
Based on actual fund return	1.09%	1,000.00	633.00	4.41
Based on hypothetical 5% return	1.09%	1,000.00	1,019.39	5.46
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	960.00	5.20
Based on hypothetical 5% return	1.07%	1,000.00	1,019.49	5.36
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,637.60	6.47
Based on hypothetical 5% return	0.99%	1,000.00	1,019.89	4.96
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,315.80	5.57
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	1,058.30	5.31
Based on hypothetical 5% return	1.04%	1,000.00	1,019.64	5.21
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Based on actual fund return	1.10%	1,000.00	642.60	4.48
Based on hypothetical 5% return	1.10%	1,000.00	1,019.34	5.51
Direxion Daily MSCI Real Estate Bull 3X Shares
Based on actual fund return	1.18%	1,000.00	1,284.40	6.68
Based on hypothetical 5% return	1.18%	1,000.00	1,018.94	5.91
DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*
Direxion Daily MSCI Real Estate Bear 3X Shares
Based on actual fund return	0.98%	$1,000.00	$695.50	$4.12
Based on hypothetical 5% return	0.98%	1,000.00	1,019.94	4.91
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	1.34%	1,000.00	530.00	5.08
Based on hypothetical 5% return	1.34%	1,000.00	1,018.15	6.71
Direxion Daily Natural Gas Related Bear 3X Shares
Based on actual fund return	1.22%	1,000.00	1,132.30	6.45
Based on hypothetical 5% return	1.22%	1,000.00	1,018.75	6.11
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	788.80	4.26
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,024.80	4.87
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily Regional Banks Bear 3X Shares
Based on actual fund return	1.17%	1,000.00	778.20	5.16
Based on hypothetical 5% return	1.17%	1,000.00	1,018.99	5.86
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	838.90	4.61
Based on hypothetical 5% return	1.01%	1,000.00	1,019.79	5.06
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,196.10	5.55
Based on hypothetical 5% return	1.02%	1,000.00	1,019.74	5.11
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	988.50	4.93
Based on hypothetical 5% return	1.00%	1,000.00	1,019.84	5.01
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	552.00	3.66
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Based on actual fund return	1.16%	1,000.00	505.80	4.33
Based on hypothetical 5% return	1.16%	1,000.00	1,019.04	5.81
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Based on actual fund return	1.09%	1,000.00	1,068.30	5.59
Based on hypothetical 5% return	1.09%	1,000.00	1,019.39	5.46
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	1,880.60	7.57
Based on hypothetical 5% return	1.06%	1,000.00	1,019.54	5.31
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	352.70	3.25
Based on hypothetical 5% return	0.97%	1,000.00	1,019.98	4.86
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	1.20%	1,000.00	1,326.20	6.92
Based on hypothetical 5% return	1.20%	1,000.00	1,018.84	6.01
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	580.10	3.88
Based on hypothetical 5% return	0.99%	1,000.00	1,019.89	4.96
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,110.00	5.02
Based on hypothetical 5% return	0.96%	1,000.00	1,020.03	4.81
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,289.70	5.39
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2019

	Annualized Expense Ratio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.99%	$1,000.00	$1,174.10	$5.34
Based on hypothetical 5% return	0.99%	1,000.00	1,019.89	4.96
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	843.50	4.48
Based on hypothetical 5% return	0.98%	1,000.00	1,019.94	4.91
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,294.80	5.41
Based on hypothetical 5% return	0.95%	1,000.00	1,020.08	4.76
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	1.21%	1,000.00	750.10	5.25
Based on hypothetical 5% return	1.21%	1,000.00	1,018.79	6.06

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2018 to April 30, 2019), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value during the period from November 29, 2018 (commencement of operations) to April 30, 2019, multiplied by 153 days (the number of days since commencement of operation to April 30, 2019), then divided by 365.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value during the period from January 14, 2019 (commencement of operations) to April 30, 2019, multiplied by 107 days (the number of days since commencement of operation to April 30, 2019), then divided by 365.

DIREXION SEMI-ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

April 30, 2019

	Cash*	Common Stocks	Investment Companies	Master Limited Partnerships	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	28%	—	60%	—	12%	100%
Direxion Daily Mid Cap Bear 3X Shares	115%	—	—	—	(15)%	100%
Direxion Daily S&P 500® Bull 3X Shares	6%	—	71%	—	23%	100%
Direxion Daily S&P 500® Bear 3X Shares	125%	—	—	—	(25)%	100%
Direxion Daily Small Cap Bull 3X Shares	23%	—	54%	—	23%	100%
Direxion Daily Small Cap Bear 3X Shares	119%	—	—	—	(19)%	100%
Direxion Daily EURO STOXX 50® Bull 3X Shares	63%	—	22%	—	15%	100%
Direxion Daily FTSE China Bull 3X Shares	42%	—	48%	—	10%	100%
Direxion Daily FTSE China Bear 3X Shares	104%	—	—	—	(4)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	66%	—	10%	—	24%	100%
Direxion Daily Latin America Bull 3X Shares	56%	—	47%	—	(3)%	100%
Direxion Daily MSCI Brazil Bull 3X Shares	52%	—	43%	—	5%	100%
Direxion Daily MSCI Developed Markets Bull 3X Shares	60%	—	23%	—	17%	100%
Direxion Daily MSCI Developed Markets Bear 3X Shares	109%	—	—	—	(9)%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	59%	—	31%	—	10%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	112%	—	—	—	(12)%	100%
Direxion Daily MSCI India Bull 3X Shares	41%	—	45%	—	14%	100%
Direxion Daily MSCI Japan Bull 3X Shares	57%	—	41%	—	2%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	56%	—	38%	—	6%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	61%	—	47%	—	(8)%	100%
Direxion Daily Russia Bull 3X Shares	54%	—	40%	—	6%	100%
Direxion Daily Russia Bear 3X Shares	104%	—	—	—	(4)%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	14%	67%	—	—	19%	100%
Direxion Daily Communication Services Index Bull 3X Shares	9%	83%	—	—	8%	100%
Direxion Daily Communication Services Index Bear 3X Shares	100%	—	—	—	0%**	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	7%	81%	—	—	12%	100%
Direxion Daily Consumer Discretionary Bear 3X Shares	102%	—	—	—	(2)%	100%
Direxion Daily Consumer Staples Bull 3X Shares	25%	64%	—	—	11%	100%
Direxion Daily Consumer Staples Bear 3X Shares	125%	—	—	—	(25)%	100%
Direxion Daily Energy Bull 3X Shares	7%	—	76%	—	17%	100%
Direxion Daily Energy Bear 3X Shares	109%	—	—	—	(9)%	100%
Direxion Daily Financial Bull 3X Shares	5%	71%	—	—	24%	100%
Direxion Daily Financial Bear 3X Shares	130%	—	—	—	(30)%	100%
Direxion Daily Gold Miners Index Bull 3X Shares	86%	—	28%	—	(14)%	100%
Direxion Daily Gold Miners Index Bear 3X Shares	85%	—	—	—	15%	100%
Direxion Daily Healthcare Bull 3X Shares	24%	—	75%	—	1%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	21%	62%	—	—	17%	100%
Direxion Daily Industrials Bull 3X Shares	18%	69%	—	—	13%	100%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	93%	—	21%	—	(14)%	100%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	83%	—	—	—	17%	100%
Direxion Daily MSCI Real Estate Bull 3X Shares	28%	67%	—	—	5%	100%
Direxion Daily MSCI Real Estate Bear 3X Shares	104%	—	—	—	(4)%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	40%	36%	—	4%	20%	100%
Direxion Daily Natural Gas Related Bear 3X Shares	97%	—	—	—	3%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	33%	77%	—	—	(10)%	100%
Direxion Daily Regional Banks Bull 3X Shares	35%	50%	—	—	15%	100%
Direxion Daily Regional Banks Bear 3X Shares	116%	—	—	—	(16)%	100%
Direxion Daily Retail Bull 3X Shares	30%	67%	—	—	3%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	56%	—	23%	—	21%	100%
Direxion Daily S&P Biotech Bull 3X Shares	45%	63%	—	—	(8)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	96%	—	—	—	4%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	33%	52%	—	—	15%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	94%	—	—	—	6%	100%
Direxion Daily Semiconductor Bull 3X Shares	(20)%	71%	—	—	49%	100%
Direxion Daily Semiconductor Bear 3X Shares	130%	—	—	—	(30)%	100%
Direxion Daily Technology Bull 3X Shares	0%**	—	69%	—	31%	100%
Direxion Daily Technology Bear 3X Shares	145%	—	—	—	(45)%	100%
Direxion Daily Transportation Bull 3X Shares	75%	10%	—	—	15%	100%
Direxion Daily Utilities Bull 3X Shares	32%	67%	—	—	1%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	35%	—	62%	—	3%	100%

DIREXION SEMI-ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

April 30, 2019

	Cash*	Common Stocks	Investment Companies	Master Limited Partnerships	Swaps	Total
Direxion Daily 7-10 Year Treasury Bear 3X Shares	108%	—	—	—	(8)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	19%	—	78%	—	3%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	108%	—	—	—	(8)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.5%.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 60.1%
166,851	iShares Core S&P Mid-Cap ETF (a)	$32,851,293
	TOTAL INVESTMENT COMPANIES (Cost $32,045,594)	$32,851,293
SHORT TERM INVESTMENTS - 22.1%
Money Market Funds - 22.1%
7,521,319	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$7,521,319
4,582,070	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	4,582,070
	TOTAL SHORT TERM INVESTMENTS (Cost $12,103,389)	$12,103,389
	TOTAL INVESTMENTS (Cost $44,148,983) - 82.2% (c)	$44,954,682
	Other Assets in Excess of Liabilities - 17.8%	9,695,172
	TOTAL NET ASSETS - 100.0%	$54,649,854

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,954,682.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P MidCap 400® Index	2.7309% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2019	15,763	$30,068,453	$943,431
Total return of S&P MidCap 400® Index	2.8274% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	39,299	72,292,824	4,968,708
Total return of S&P MidCap 400® Index	2.8174% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	1,768	3,215,875	259,702
Total return of S&P MidCap 400® Index	2.8174% representing 1 month LIBOR rate + spread	BNP Paribas	3/18/2020	4,636	8,900,596	216,399
Total return of S&P MidCap 400® Index	2.8174% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	1,491	2,901,302	34,522
Total return of S&P MidCap 400® Index	2.8174% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	1,434	2,798,025	26,488
Total return of S&P MidCap 400® Index	2.8174% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	2,132	4,202,789	(1,800)
					$124,379,864	$6,447,450

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 73.7%
Money Market Funds - 73.7%
2,373,688	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$2,373,688
	TOTAL SHORT TERM INVESTMENTS (Cost $2,373,688) (b)	$2,373,688
	TOTAL INVESTMENTS (Cost $2,373,688) - 73.7%	$2,373,688
	Other Assets in Excess of Liabilities - 26.3%	846,667
	TOTAL NET ASSETS - 100.0%	$3,220,355

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,373,688.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5674% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	Credit Suisse Capital LLC	12/10/2019	3,533	$6,485,874	$(464,747)
2.3574% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	BNP Paribas	4/15/2020	71	136,792	(3,062)
2.3574% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	BNP Paribas	5/20/2020	1,298	2,529,251	(28,428)
					$9,151,917	$(496,237)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 71.2%
2,557,736	SPDR® S&P 500® ETF Trust (a)	$756,936,391
	TOTAL INVESTMENT COMPANIES (Cost $698,555,502)	$756,936,391
SHORT TERM INVESTMENTS - 21.3%
Money Market Funds - 21.3%
159,017,716	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$159,017,716
67,346,828	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	67,346,828
	TOTAL SHORT TERM INVESTMENTS (Cost $226,364,544)	$226,364,544
	TOTAL INVESTMENTS (Cost $924,920,046) - 92.5% (c)	$983,300,935
	Other Assets in Excess of Liabilities - 7.5%	79,733,788
	TOTAL NET ASSETS - 100.0%	$1,063,034,723

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $805,347,183.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	2.7509% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/25/2019	226,672	$641,086,909	$25,852,868
Total return of S&P 500® Index	2.7974% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/11/2019	291,526	741,241,384	115,535,409
Total return of S&P 500® Index	2.7874% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	191,775	480,220,126	83,438,781
Total return of S&P 500® Index	2.8374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	42,362	121,216,863	3,420,619
Total return of S&P 500® Index	2.7874% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	21,613	54,993,293	8,568,168
Total return of S&P 500® Index	2.7874% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	51,683	140,983,375	11,049,354
					$2,179,741,950	$247,865,199

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 72.6%
Money Market Funds - 72.6%
55,363,441	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$55,363,441
203,594,037	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	203,594,037
	TOTAL SHORT TERM INVESTMENTS (Cost $258,957,478) (b)	$258,957,478
	TOTAL INVESTMENTS (Cost $258,957,478) - 72.6%	$258,957,478
	Other Assets in Excess of Liabilities - 27.4%	97,726,717
	TOTAL NET ASSETS - 100.0%	$356,684,195

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $258,957,478.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5874% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/6/2019	257,724	$685,574,851	$(72,308,133)
2.5874% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/16/2019	40,068	110,537,619	(7,326,785)
2.5509% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	1/28/2020	65,452	184,725,879	(7,886,535)
					$980,838,349	$(87,521,453)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 54.3%
2,759,681	iShares Russell 2000 ETF (a)(b)	$436,829,905
	TOTAL INVESTMENT COMPANIES (Cost $438,111,512)	$436,829,905
SHORT TERM INVESTMENTS - 33.1%
Money Market Funds - 33.1%
126,617,297	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)	$126,617,297
139,906,968	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	139,906,968
	TOTAL SHORT TERM INVESTMENTS (Cost $266,524,265)	$266,524,265
	TOTAL INVESTMENTS (Cost $704,635,777) - 87.4% (d)	$703,354,170
	Other Assets in Excess of Liabilities - 12.6%	100,724,786
	TOTAL NET ASSETS - 100.0%	$804,078,956

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $622,516,417.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	2.6409% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2019	354,499	$506,407,748	$55,497,317
Total return of Russell 2000® Index	2.8374% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/11/2019	346,240	480,860,705	67,680,843
Total return of Russell 2000® Index	2.7574% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	252,948	346,813,854	54,187,768
Total return of Russell 2000® Index	2.6674% representing 1 month LIBOR rate + spread	Citibank N.A.	12/24/2019	92,927	147,177,746	402,351
Total return of Russell 2000® Index	2.4874% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	94,175	145,533,671	4,139,259
Total return of Russell 2000® Index	2.4874% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	87,940	139,201,692	657,497
Total return of Russell 2000® Index	2.4874% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	12,726	20,344,747	(95,992)
					$1,786,340,163	$182,469,043

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 73.8%
Money Market Funds - 73.8%
75,644,063	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$75,644,063
157,296,437	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	157,296,437
	TOTAL SHORT TERM INVESTMENTS (Cost $232,940,500) (b)	$232,940,500
	TOTAL INVESTMENTS (Cost $232,940,500) - 73.8%	$232,940,500
	Other Assets in Excess of Liabilities - 26.2%	82,764,506
	TOTAL NET ASSETS - 100.0%	$315,705,006

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $232,940,500.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.6374% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/6/2019	208,807	$310,723,597	$(20,780,905)
2.4509% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/9/2019	149,877	217,537,881	(20,169,618)
2.4374% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/10/2019	21,740	34,412,070	(150,218)
2.5374% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse Capital LLC	12/16/2019	159,590	236,574,647	(16,811,263)
2.2874% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	5/20/2020	55,208	86,664,706	(1,157,323)
					$885,912,901	$(59,069,327)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily EURO STOXX 50® Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 22.4%
17,176	SPDR® EURO STOXX 50® ETF (a)	$662,135
	TOTAL INVESTMENT COMPANIES (Cost $666,699)	$662,135
SHORT TERM INVESTMENTS - 37.9%
Money Market Funds - 37.9%
1,122,647	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$1,122,647
	TOTAL SHORT TERM INVESTMENTS (Cost $1,122,647)	$1,122,647
	TOTAL INVESTMENTS (Cost $1,789,346) - 60.3% (c)	$1,784,782
	Other Assets in Excess of Liabilities - 39.7%	1,175,452
	TOTAL NET ASSETS - 100.0%	$2,960,234

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,669,132.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of SPDR® EURO STOXX 50® ETF	2.9874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/6/2019	32,406	$1,218,701	$28,528
Total return of SPDR® EURO STOXX 50® ETF	3.0874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	180,788	6,528,930	421,432
					$7,747,631	$449,960

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 48.2%
4,481,080	iShares China Large-Cap ETF (a)	$199,363,249
	TOTAL INVESTMENT COMPANIES (Cost $195,659,091)	$199,363,249
SHORT TERM INVESTMENTS - 25.4%
Money Market Funds - 25.4%
89,580,757	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$89,580,757
15,635,047	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	15,635,047
	TOTAL SHORT TERM INVESTMENTS (Cost $105,215,804)	$105,215,804
	TOTAL INVESTMENTS (Cost $300,874,895) - 73.6% (c)	$304,579,053
	Other Assets in Excess of Liabilities - 26.4%	108,906,254
	TOTAL NET ASSETS - 100.0%	$413,485,307

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $302,166,627.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares China Large-Cap ETF	2.8374% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	8,287,351	$358,983,425	$7,918,558
Total return of iShares China Large-Cap ETF	2.8474% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	7,346,803	288,802,826	35,025,663
Total return of iShares China Large-Cap ETF	2.9309% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	3/26/2020	7,766,608	347,570,338	(2,866,933)
					$995,356,589	$40,077,288

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 61.4%
Money Market Funds - 61.4%
6,390,000	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$6,390,000
47,632,313	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	47,632,313
	TOTAL SHORT TERM INVESTMENTS (Cost $54,022,313) (b)	$54,022,313
	TOTAL INVESTMENTS (Cost $54,022,313) - 61.4%	$54,022,313
	Other Assets in Excess of Liabilities - 38.6%	33,890,434
	TOTAL NET ASSETS - 100.0%	$87,912,747

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $54,022,313.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.4874% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/12/2019	2,116,276	$94,428,348	$517,771
2.9334% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/13/2019	562,952	25,074,720	40,691
2.5374% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Credit Suisse Capital LLC	12/13/2019	3,248,765	139,940,373	(4,020,439)
					$259,443,441	$(3,461,977)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 9.7%
53,874	Vanguard FTSE Europe ETF (a)	$3,001,321
	TOTAL INVESTMENT COMPANIES (Cost $3,003,797)	$3,001,321
SHORT TERM INVESTMENTS - 52.3%
Money Market Funds - 52.3%
16,137,810	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$16,137,810
	TOTAL SHORT TERM INVESTMENTS (Cost $16,137,810)	$16,137,810
	TOTAL INVESTMENTS (Cost $19,141,607) - 62.0% (c)	$19,139,131
	Other Assets in Excess of Liabilities - 38.0%	11,723,079
	TOTAL NET ASSETS - 100.0%	$30,862,210

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,353,631.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	3.1874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	1,512,065	$76,800,026	$7,160,790
Total return of Vanguard FTSE Europe ETF	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	30,554	1,678,365	149,864
Total return of Vanguard FTSE Europe ETF	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	51,667	2,863,721	12,472
Total return of Vanguard FTSE Europe ETF	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	13,787	768,227	(154)
					$82,110,339	$7,322,972

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 46.6%
401,338	iShares Latin America 40 ETF (a)	$13,460,877
	TOTAL INVESTMENT COMPANIES (Cost $13,497,055)	$13,460,877
SHORT TERM INVESTMENTS - 38.9%
Money Market Funds - 38.9%
2,210,000	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$2,210,000
9,039,608	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	9,039,608
	TOTAL SHORT TERM INVESTMENTS (Cost $11,249,608)	$11,249,608
	TOTAL INVESTMENTS (Cost $24,746,663) - 85.5% (c)	$24,710,485
	Other Assets in Excess of Liabilities - 14.5%	4,174,382
	TOTAL NET ASSETS - 100.0%	$28,884,867

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $23,473,328.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares Latin America 40 ETF	2.9285% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/13/2019	263,110	$8,817,698	$3,425
Total return of iShares Latin America 40 ETF	2.9874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	1,126,573	37,807,025	(74,356)
Total return of iShares Latin America 40 ETF	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	788,184	27,271,903	(881,433)
Total return of iShares Latin America 40 ETF	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	4,421	147,824	288
					$74,044,450	$(952,076)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Brazil Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 42.6%
5,059,662	iShares MSCI Brazil Capped ETF (a)(b)	$209,419,410
	TOTAL INVESTMENT COMPANIES (Cost $208,069,817)	$209,419,410
SHORT TERM INVESTMENTS - 34.9%
Money Market Funds - 34.9%
30,988,118	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$30,988,118
140,555,050	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	140,555,050
	TOTAL SHORT TERM INVESTMENTS (Cost $171,543,168)	$171,543,168
	TOTAL INVESTMENTS (Cost $379,612,985) - 77.5% (e)	$380,962,578
	Other Assets in Excess of Liabilities - 22.5%	110,767,051
	TOTAL NET ASSETS - 100.0%	$491,729,629

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   A portion of this security represents a security on loan.

(c)   Represents annualized seven-day yield at April 30, 2019.

(d)   All or a portion of this security represents an investment of securities lending collateral.

(e)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $344,537,517.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	6,384,661	$262,753,606	$1,159,095
Total return of iShares MSCI Brazil Capped ETF	2.8874% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	3,982,628	155,728,916	9,747,687
Total return of iShares MSCI Brazil Capped ETF	2.9374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/24/2019	14,680,261	593,889,814	11,951,350
Total return of iShares MSCI Brazil Capped ETF	2.8874% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	1,590,355	62,664,397	2,575,957
Total return of iShares MSCI Brazil Capped ETF	2.8874% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	214,000	8,951,270	(173,676)
Total return of iShares MSCI Brazil Capped ETF	2.8309% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	4/27/2020	2,806,231	117,140,301	(1,303,759)
Total return of iShares MSCI Brazil Capped ETF	2.8874% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	923,473	37,371,190	824,381
					$1,238,499,494	$24,781,035

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 23.4%
56,962	iShares MSCI EAFE ETF (a)	$3,802,783
	TOTAL INVESTMENT COMPANIES (Cost $3,829,520)	$3,802,783
SHORT TERM INVESTMENTS - 44.5%
Money Market Funds - 44.5%
7,220,508	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$7,220,508
	TOTAL SHORT TERM INVESTMENTS (Cost $7,220,508)	$7,220,508
	TOTAL INVESTMENTS (Cost $11,050,028) - 67.9% (c)	$11,023,291
	Other Assets in Excess of Liabilities - 32.1%	5,218,988
	TOTAL NET ASSETS - 100.0%	$16,242,279

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   Represents annualized seven-day yield at April 30, 2019.

(c)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,688,091.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI EAFE ETF	3.0374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	220,552	$14,247,885	$413,783
Total return of iShares MSCI EAFE ETF	2.8474% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	452,367	27,668,321	2,300,089
					$41,916,206	$2,713,872

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 65.1%
Money Market Funds - 65.1%
5,522,427	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$5,522,427
	TOTAL SHORT TERM INVESTMENTS (Cost $5,522,427) (b)	$5,522,427
	TOTAL INVESTMENTS (Cost $5,522,427) - 65.1%	$5,522,427
	Other Assets in Excess of Liabilities - 34.9%	2,958,917
	TOTAL NET ASSETS - 100.0%	$8,481,344

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,522,427.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.6274% representing 1 month LIBOR rate + spread	Total return of iShares MSCI EAFE ETF	Credit Suisse Capital LLC	12/24/2019	381,127	$24,604,061	$(778,476)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 31.3%
1,710,075	iShares MSCI Emerging Markets ETF (a)	$75,123,595
	TOTAL INVESTMENT COMPANIES (Cost $73,496,852)	$75,123,595
SHORT TERM INVESTMENTS - 38.4%
Money Market Funds - 38.4%
92,147,398	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$92,147,398
	TOTAL SHORT TERM INVESTMENTS (Cost $92,147,398)	$92,147,398
	TOTAL INVESTMENTS (Cost $165,644,250) - 69.7% (c)	$167,270,993
	Other Assets in Excess of Liabilities - 30.3%	72,522,391
	TOTAL NET ASSETS - 100.0%	$239,793,384

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   Represents annualized seven-day yield at April 30, 2019.

(c)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $167,270,993.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Emerging Markets ETF	2.7074% representing 1 month LIBOR rate + spread	BNP Paribas	10/16/2019	1,063,615	$45,496,525	$1,304,134
Total return of iShares MSCI Emerging Markets ETF	2.7074% representing 1 month LIBOR rate + spread	BNP Paribas	11/20/2019	349,360	13,952,735	1,436,458
Total return of iShares MSCI Emerging Markets ETF	2.7074% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	4,989,707	214,581,477	3,909,678
Total return of iShares MSCI Emerging Markets ETF	2.8874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	3,092,956	130,197,626	4,739,322
Total return of iShares MSCI Emerging Markets ETF	2.7174% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	2,170,355	92,631,398	2,152,582
Total return of iShares MSCI Emerging Markets ETF	2.7074% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	669,818	28,077,687	1,444,185
Total return of iShares MSCI Emerging Markets ETF	2.7074% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	1,979,887	78,160,279	8,152,642
Total return of iShares MSCI Emerging Markets ETF	2.7074% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	349,832	14,851,449	429,143
					$617,949,176	$23,568,144

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 68.2%
Money Market Funds - 68.2%
44,607,648	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$44,607,648
	TOTAL SHORT TERM INVESTMENTS (Cost $44,607,648) (b)	$44,607,648
	TOTAL INVESTMENTS (Cost $44,607,648) - 68.2%	$44,607,648
	Other Assets in Excess of Liabilities - 31.8%	20,763,161
	TOTAL NET ASSETS - 100.0%	$65,370,809

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Represents annualized seven-day yield at April 30, 2019.

(b)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,607,648.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.3874% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	10/16/2019	37,236	$1,457,417	$(944,648)
2.3874% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	11/20/2019	418,990	16,437,879	(2,040,648)
2.3874% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/12/2019	2,032,012	88,092,800	(1,035,107)
2.4874% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/24/2019	1,289,946	53,556,349	(2,742,800)
2.3874% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	1/15/2020	124,270	4,857,268	(564,400)
2.3874% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	2/19/2020	360,025	15,262,007	(470,791)
2.3874% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	3/18/2020	201,730	8,585,929	(237,371)
					$188,249,649	$(8,035,765)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI India Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 45.3%
1,033,746	iShares MSCI India ETF (a)	$36,708,320
	TOTAL INVESTMENT COMPANIES (Cost $36,090,293)	$36,708,320
SHORT TERM INVESTMENTS - 28.3%
Money Market Funds - 28.3%
10,445,352	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$10,445,352
12,523,707	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	12,523,707
	TOTAL SHORT TERM INVESTMENTS (Cost $22,969,059)	$22,969,059
	TOTAL INVESTMENTS (Cost $59,059,352) - 73.6% (c)	$59,677,379
	Other Assets in Excess of Liabilities - 26.4%	21,442,481
	TOTAL NET ASSETS - 100.0%	$81,119,860

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   Represents annualized seven-day yield at April 30, 2019.

(c)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $51,926,597.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI India ETF	3.0374% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/12/2019	2,309,441	$75,900,684	$5,615,001
Total return of iShares MSCI India ETF	3.1374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	2,356,353	77,608,278	5,346,915
Total return of iShares MSCI India ETF	2.8809% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	4/27/2020	1,153,741	40,907,562	(3,453)
					$194,416,524	$10,958,463

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Japan Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 41.3%
79,353	iShares MSCI Japan ETF (a)	$4,397,743
	TOTAL INVESTMENT COMPANIES (Cost $4,543,729)	$4,397,743
SHORT TERM INVESTMENTS - 41.4%
Money Market Funds - 41.4%
4,413,702	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$4,413,702
	TOTAL SHORT TERM INVESTMENTS (Cost $4,413,702)	$4,413,702
	TOTAL INVESTMENTS (Cost $8,957,431) - 82.7% (c)	$8,811,445
	Other Assets in Excess of Liabilities - 17.3%	1,839,615
	TOTAL NET ASSETS - 100.0%	$10,651,060

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   Represents annualized seven-day yield at April 30, 2019.

(c)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,390,422.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Japan ETF	2.9874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	497,213	$27,213,487	$212,222

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 38.3%
58,060	iShares MSCI Mexico ETF (a)(b)	$2,679,469
	TOTAL INVESTMENT COMPANIES (Cost $2,608,237)	$2,679,469
SHORT TERM INVESTMENTS - 43.4%
Money Market Funds - 43.4%
1,893,119	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$1,893,119
1,138,317	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	1,138,317
	TOTAL SHORT TERM INVESTMENTS (Cost $3,031,436)	$3,031,436
	TOTAL INVESTMENTS (Cost $5,639,673) - 81.7% (e)	$5,710,905
	Other Assets in Excess of Liabilities - 18.3%	1,276,418
	TOTAL NET ASSETS - 100.0%	$6,987,323

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   A portion of this security represents a security on loan.

(c)   Represents annualized seven-day yield at April 30, 2019.

(d)   All or a portion of this security represents an investment of securities lending collateral.

(e)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,983,360.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Mexico Capped ETF	2.3874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2019	245,762	$10,811,850	$494,470
Total return of iShares MSCI Mexico Capped ETF	2.8309% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/18/2019	150,393	7,034,118	(104,757)
					$17,845,968	$389,713

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 46.9%
354,664	iShares MSCI South Korea Capped ETF (a)	$21,804,743
	TOTAL INVESTMENT COMPANIES (Cost $22,194,971)	$21,804,743
SHORT TERM INVESTMENTS - 38.9%
Money Market Funds - 38.9%
18,078,904	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$18,078,904
	TOTAL SHORT TERM INVESTMENTS (Cost $18,078,904)	$18,078,904
	TOTAL INVESTMENTS (Cost $40,273,875) - 85.8% (c)	$39,883,647
	Other Assets in Excess of Liabilities - 14.2%	6,561,307
	TOTAL NET ASSETS - 100.0%	$46,444,954

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   Represents annualized seven-day yield at April 30, 2019.

(c)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,238,995.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea Capped ETF	2.9874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2019	1,511,290	$96,210,839	$(3,390,259)
Total return of iShares MSCI South Korea Capped ETF	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	3/18/2020	92,750	5,681,146	59,028
Total return of iShares MSCI South Korea Capped ETF	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	307,650	19,095,761	(237,985)
					$120,987,746	$(3,569,216)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 40.1%
2,439,660	VanEck VectorsTM Russia ETF (a)	$52,550,277
	TOTAL INVESTMENT COMPANIES (Cost $53,447,258)	$52,550,277
SHORT TERM INVESTMENTS - 59.6%
Money Market Funds - 59.6%
19,040,000	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$19,040,000
59,022,183	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	59,022,183
	TOTAL SHORT TERM INVESTMENTS (Cost $78,062,183)	$78,062,183
	TOTAL INVESTMENTS (Cost $131,509,441) - 99.7% (c)	$130,612,460
	Other Assets in Excess of Liabilities - 0.3%	325,942
	TOTAL NET ASSETS - 100.0%	$130,938,402

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $107,551,585.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck VectorsTM Russia ETF	3.3674% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	9,303,889	$199,400,004	$810,165
Total return of VanEck VectorsTM Russia ETF	2.9785% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/18/2019	3,542,265	76,129,664	138,695
Total return of VanEck VectorsTM Russia ETF	3.1974% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	2,950,841	58,692,227	7,561,518
					$334,221,895	$8,510,378

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 91.3%
Money Market Funds - 91.3%
3,060,000	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$3,060,000
18,466,348	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	18,466,348
	TOTAL SHORT TERM INVESTMENTS (Cost $21,526,348) (b)	$21,526,348
	TOTAL INVESTMENTS (Cost $21,526,348) - 91.3%	$21,526,348
	Other Assets in Excess of Liabilities - 8.7%	2,043,495
	TOTAL NET ASSETS - 100.0%	$23,569,843

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $21,526,348.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.7785% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	Bank of America Merrill Lynch	12/13/2019	568,990	$12,227,595	$(23,731)
2.9374% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	Credit Suisse Capital LLC	12/17/2019	2,063,724	43,260,385	(1,080,059)
2.7674% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	BNP Paribas	12/18/2019	649,993	14,163,347	176,652
					$69,651,327	$(927,138)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 66.9%
Computer and Electronic Product Manufacturing - 12.9%
9,685	Aerojet Rocketdyne Holdings, Inc. (a)	$327,934
5,010	Cubic Corp.	284,468
10,243	Harris Corp.	1,725,946
7,990	L3 Technologies, Inc.	1,746,454
6,773	Mercury Systems, Inc. (a)	494,564
5,866	Northrop Grumman Corp.	1,700,612
9,059	Raytheon Co.	1,608,788
		7,888,766
Electrical Equipment, Appliance, and Component Manufacturing - 1.0%
7,774	Axon Enterprise, Inc. (a)	493,649
1,442	National Presto Industries, Inc. (b)	153,573
		647,222
Fabricated Metal Product Manufacturing - 1.5%
14,790	American Outdoor Brands Corp. (a)	145,681
10,378	BWX Technologies, Inc.	530,316
4,081	Sturm, Ruger & Co, Inc.	228,495
		904,492
Merchant Wholesalers, Durable Goods - 2.4%
12,065	Hexcel Corp.	853,116
2,768	Huntington Ingalls Industries, Inc.	616,102
		1,469,218
Miscellaneous Manufacturing - 2.1%
23,788	Textron, Inc.	1,260,764
Primary Metal Manufacturing - 1.5%
43,234	Arconic, Inc.	928,666
Professional, Scientific, and Technical Services - 1.1%
2,758	Teledyne Technologies, Inc. (a)	685,391
Transportation Equipment Manufacturing - 44.4%
6,213	AAR Corp.	209,813
3,767	AeroVironment, Inc. (a)	258,266
6,388	Astronics Corp. (a)	212,976
21,290	Boeing Co.	8,041,020
5,159	Curtiss-Wright Corp.	587,816
9,882	General Dynamics Corp.	1,766,111
10,438	HEICO Corp.	933,470
5,404	HEICO Corp. Class A	570,284
17,182	Kratos Defense & Security Solutions, Inc. (a)	272,850
7,935	Lockheed Martin Corp.	2,644,974
4,436	Moog, Inc. Class A	415,387
2,906	RBC Bearings, Inc. (a)	399,720
10,690	Spirit AeroSystems Holdings, Inc.	928,961
3,853	TransDigm Group, Inc. (a)	1,859,150
13,487	Triumph Group, Inc.	320,046
52,872	United Technologies Corp.	7,540,076
19,234	Wesco Aircraft Holdings, Inc. (a)	162,335
		27,123,255
	TOTAL COMMON STOCKS (Cost $39,479,218)	$40,907,774
Shares		Fair Value
SHORT TERM INVESTMENTS - 16.6%
Money Market Funds - 16.6%
4,772	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$4,772
10,116,007	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	10,116,007
	TOTAL SHORT TERM INVESTMENTS (Cost $10,120,779)	$10,120,779
	TOTAL INVESTMENTS (Cost $49,599,997) - 83.5% (e)	$51,028,553
	Other Assets in Excess of Liabilities - 16.5%	10,092,133
	TOTAL NET ASSETS - 100.0%	$61,120,686

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $41,178,231.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Aerospace & Defense Index	3.0874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	2,581	$57,502,368	$9,852,423
Total return of Dow Jones U.S. Select Aerospace & Defense Index	2.9374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/18/2019	155	3,883,918	170,573
Total return of Dow Jones U.S. Select Aerospace & Defense Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	3/12/2019	2,692	68,669,305	1,844,753
					$130,055,591	$11,867,749
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Communication Services Index Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 83.1%
Administrative and Support Services - 0.6%
608	TripAdvisor, Inc. (a)	$32,364
Amusement, Gambling, and Recreation Industries - 5.0%
1,935	The Walt Disney Co.	265,037
Broadcasting (except Internet) - 13.4%
2,055	CBS Corp. Class B	105,360
557	Charter Communications, Inc. (a)	206,753
4,925	Comcast Corp. Class A	214,385
928	Discovery Communications, Inc. Class A (a)	28,675
2,131	Discovery Communications, Inc. Class C (a)	61,288
1,356	Dish Network Corp. (a)	47,623
853	FOX Corp. Class A (a)	33,258
392	FOX Corp. Class B (a)	15,092
		712,434
Motion Picture and Sound Recording Industries - 5.0%
538	Netflix, Inc. (a)	199,351
669	Take-Two Interactive Software, Inc. (a)	64,779
		264,130
Other Information Services - 38.7%
414	Alphabet, Inc. Class A (a)	496,369
425	Alphabet, Inc. Class C (a)	505,104
4,575	Facebook, Inc. (a)	884,805
4,306	Twitter, Inc. (a)	171,853
		2,058,131
Performing Arts, Spectator Sports, and Related Industries - 8.3%
4,476	Activision Blizzard, Inc.	215,788
1,770	Electronic Arts, Inc. (a)	167,530
2,090	Viacom, Inc. Class B	60,422
		443,740
Professional, Scientific, and Technical Services - 3.0%
2,276	Interpublic Group of Companies, Inc.	52,348
1,322	Omnicom Group, Inc.	105,800
		158,148
Publishing Industries (except Internet) - 0.7%
2,278	News Corp. Class A	28,293
732	News Corp. Class B	9,142
		37,435
Telecommunications - 8.4%
6,279	AT&T, Inc.	194,398
5,621	CenturyLink, Inc.	64,192
3,328	Verizon Communications, Inc.	190,328
		448,918
	TOTAL COMMON STOCKS (Cost $4,203,524)	$4,420,337
Shares		Fair Value
SHORT TERM INVESTMENTS - 11.0%
Money Market Funds - 11.0%
587,219	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$587,219
	TOTAL SHORT TERM INVESTMENTS (Cost $587,219)	$587,219
	TOTAL INVESTMENTS (Cost $4,790,743) - 94.1% (c)	$5,007,556
	Other Assets in Excess of Liabilities - 5.9%	309,837
	TOTAL NET ASSETS - 100.0%	$5,317,393

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,532,364.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Communication Services Index Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Communication Services Select Sector Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	20,678	$5,472,016	$(58,513)
Total return of Communication Services Select Sector Index	2.9374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	23,378	5,612,313	489,673
					$11,084,329	$431,160

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Communication Services Index Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 61.9%
Money Market Funds - 61.9%
1,025,507	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$1,025,507
	TOTAL SHORT TERM INVESTMENTS (Cost $1,025,507) (b)	$1,025,507
	TOTAL INVESTMENTS (Cost $1,025,507) - 61.9%	$1,025,507
	Other Assets in Excess of Liabilities - 38.1%	631,589
	TOTAL NET ASSETS - 100.0%	$1,657,096

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,025,507.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.6834% representing 1 month LIBOR rate + spread	Total return of Communication Services Select Sector Index	Credit Suisse Capital LLC	12/24/2019	18,992	$4,965,877	$(3,102)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 81.1%
Accommodation - 2.7%
505	Hilton Worldwide Holdings, Inc.	$43,930
487	Marriott International, Inc. Class A	66,436
879	MGM Resorts International	23,408
		133,774
Administrative and Support Services - 3.0%
78	Booking Holdings, Inc. (a)	144,689
Amusement, Gambling, and Recreation Industries - 0.5%
167	Wynn Resorts Ltd.	24,123
Apparel Manufacturing - 2.2%
263	Capri Holdings Ltd. (a)	11,593
623	Hanesbrands, Inc.	11,258
131	PVH Corp.	16,898
324	Under Armour, Inc. Class A (a)	7,481
332	Under Armour, Inc. Class C (a)	6,879
559	V F Corp.	52,775
		106,884
Building Material and Garden Equipment and Supplies Dealers - 11.3%
1,382	Lowe's Companies, Inc.	156,360
1,949	The Home Depot, Inc.	397,011
		553,371
Clothing and Clothing Accessories Stores - 4.9%
194	Foot Locker, Inc.	11,099
368	Gap, Inc.	9,597
394	L Brands, Inc.	10,102
185	Nordstrom, Inc.	7,589
639	Ross Stores, Inc.	62,405
187	Tiffany & Co.	20,162
2,134	TJX Companies, Inc.	117,114
		238,068
Computer and Electronic Product Manufacturing - 0.4%
209	Garmin Ltd. ADR (Switzerland)	17,920
Construction of Buildings - 1.3%
586	D.R. Horton, Inc.	25,966
493	Lennar Corp. Class A	25,651
440	PulteGroup, Inc.	13,842
		65,459
Credit Intermediation and Related Activities - 0.2%
354	H & R Block, Inc.	9,632
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
109	Whirlpool Corp.	15,131
Electronics and Appliance Stores - 0.6%
404	Best Buy Co., Inc.	30,062
Food Services and Drinking Places - 10.9%
42	Chipotle Mexican Grill, Inc. (a)	28,898
213	Darden Restaurants, Inc.	25,049
1,320	McDonald's Corp.	260,792
2,145	Starbucks Corp.	166,623
528	Yum! Brands, Inc.	55,118
		536,480
Shares		Fair Value
General Merchandise Stores - 4.6%
453	Dollar General Corp.	$57,119
411	Dollar Tree, Inc. (a)	45,736
285	Kohl's Corp.	20,263
531	Macy's, Inc.	12,500
901	Target Corp.	69,755
209	Tractor Supply Co.	21,632
		227,005
Health and Personal Care Stores - 0.7%
97	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	33,851
Leather and Allied Product Manufacturing - 4.2%
2,172	NIKE, Inc. Class B	190,767
501	Tapestry, Inc.	16,167
		206,934
Merchant Wholesalers, Durable Goods - 0.8%
226	Leggett & Platt, Inc.	8,895
543	LKQ Corp. (a)	16,344
106	Mohawk Industries, Inc. (a)	14,443
		39,682
Merchant Wholesalers, Nondurable Goods - 0.3%
92	Ralph Lauren Corp.	12,105
Miscellaneous Manufacturing - 0.6%
199	Hasbro, Inc.	20,270
596	Mattel, Inc. (a)	7,265
		27,535
Motor Vehicle and Parts Dealers - 2.9%
123	Advance Auto Parts, Inc.	20,457
44	AutoZone, Inc. (a)	45,246
294	CarMax, Inc. (a)	22,891
135	O'Reilly Automotive, Inc. (a)	51,107
		139,701
Nonstore Retailers - 21.1%
509	Amazon.com, Inc. (a)	980,599
1,484	eBay, Inc.	57,505
		1,038,104
Plastics and Rubber Products Manufacturing - 0.2%
670	Newell Rubbermaid, Inc.	9,635
Support Activities for Transportation - 0.5%
201	Expedia, Inc.	26,098
Transportation Equipment Manufacturing - 4.5%
449	Aptiv PLC ADR (Ireland)	38,479
358	BorgWarner, Inc.	14,954
6,741	Ford Motor Co.	70,444
2,261	General Motors Co.	88,066
275	Harley-Davidson, Inc.	10,238
		222,181
Water Transportation - 1.9%
690	Carnival Corp.	37,853
376	Norwegian Cruise Line Holdings Ltd. (a)	21,203
296	Royal Caribbean Cruises Ltd. ADR (Liberia)	35,799
		94,855

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.5%
252	Genuine Parts Co.	$25,840
	TOTAL COMMON STOCKS (Cost $3,765,959)	$3,979,119
SHORT TERM INVESTMENTS - 11.8%
Money Market Funds - 11.8%
577,192	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$577,192
	TOTAL SHORT TERM INVESTMENTS (Cost $577,192)	$577,192
	TOTAL INVESTMENTS (Cost $4,343,151) - 92.9% (c)	$4,556,311
	Other Assets in Excess of Liabilities - 7.1%	355,329
	TOTAL NET ASSETS - 100.0%	$4,911,640

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,219,939.

ADR - American Depository Recepit

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Consumer Discretionary Select Sector Index	3.0874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	4,014	$4,815,129	$46,241
Total return of Consumer Discretionary Select Sector Index	2.7374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	4,864	5,347,516	531,454
					$10,162,645	$577,695

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.1%
Money Market Funds - 62.1%
508,698	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$508,698
	TOTAL SHORT TERM INVESTMENTS (Cost $508,698) (b)	$508,698
	TOTAL INVESTMENTS (Cost $508,698) - 62.1%	$508,698
	Other Assets in Excess of Liabilities - 37.9%	310,416
	TOTAL NET ASSETS - 100.0%	$819,114

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $508,698.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.4809% representing 1 month LIBOR rate + spread	Total return of Consumer Discretionary Select Sector Index	Citibank N.A.	12/12/2019	2,028	$2,442,584	$(14,299)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Staples Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 63.8%
Beverage and Tobacco Product Manufacturing - 21.9%
1,315	Altria Group, Inc.	$71,444
196	Brown Forman Corp. Class B	10,445
3,761	Coca-Cola Co.	184,515
197	Constellation Brands, Inc. Class A	41,699
221	Molson Coors Brewing Co. Class B	14,186
461	Monster Beverage Corp. (a)	27,475
1,373	PepsiCo, Inc.	175,812
832	Philip Morris International, Inc.	72,018
		597,594
Chemical Manufacturing - 6.5%
290	Church & Dwight Co., Inc.	21,736
151	Clorox Co.	24,119
1,017	Colgate-Palmolive Co.	74,028
532	COTY, Inc. Class A	5,756
406	Kimberly-Clark Corp.	52,122
		177,761
Food and Beverage Stores - 0.9%
941	Kroger Co.	24,259
Food Manufacturing - 11.9%
661	Archer-Daniels-Midland Co.	29,481
227	Campbell Soup Co.	8,783
573	ConAgra Brands, Inc.	17,637
704	General Mills, Inc.	36,235
322	Hormel Foods Corp.	12,861
296	Kellogg Co.	17,849
173	Lamb Weston Holdings, Inc.	12,119
145	McCormick & Co, Inc.	22,326
1,563	Mondelez International, Inc.	79,478
164	The Hershey Co.	20,475
134	The J.M. Smucker Co.	16,432
734	The Kraft Heinz Co.	24,398
348	Tyson Foods, Inc. Class A	26,103
		324,177
General Merchandise Stores - 8.1%
320	Costco Wholesale Corp.	78,570
1,391	Wal-Mart Stores, Inc.	143,050
		221,620
Shares		Fair Value
Health and Personal Care Stores - 1.9%
946	Walgreens Boots Alliance Inc.	$50,677
Merchant Wholesalers, Nondurable Goods - 11.0%
2,445	Procter & Gamble Co.	260,344
557	Sysco Corp.	39,196
		299,540
Miscellaneous Manufacturing - 1.6%
258	Estee Lauder Companies, Inc. Class A	44,327
	TOTAL COMMON STOCKS (Cost $1,670,643)	$1,739,955
SHORT TERM INVESTMENTS - 14.5%
Money Market Funds - 14.5%
394,237	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$394,237
	TOTAL SHORT TERM INVESTMENTS (Cost $394,237)	$394,237
	TOTAL INVESTMENTS (Cost $2,064,880) - 78.3% (c)	$2,134,192
	Other Assets in Excess of Liabilities - 21.7%	592,805
	TOTAL NET ASSETS - 100.0%	$2,726,997

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,124,105.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Consumer Staples Select Sector Index	3.0874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	1,314	$750,088	$11,018
Total return of Consumer Staples Select Sector Index	2.7474% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	9,795	5,388,916	296,152
					$6,139,004	$307,170

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Staples Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 87.6%
Money Market Funds - 87.6%
928,828	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$928,828
	TOTAL SHORT TERM INVESTMENTS (Cost $928,828) (b)	$928,828
	TOTAL INVESTMENTS (Cost $928,828) - 87.6%	$928,828
	Other Assets in Excess of Liabilities - 12.4%	132,004
	TOTAL NET ASSETS - 100.0%	$1,060,832

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $928,828.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.5374% representing 1 month LIBOR rate + spread	Total return of Consumer Staples Select Sector Index	Citibank N.A.	12/24/2019	5,489	$2,917,573	$(269,129)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 76.4%
4,281,948	Energy Select Sector SPDR® Fund (a)	$283,079,582
	TOTAL INVESTMENT COMPANIES (Cost $286,758,245)	$283,079,582
SHORT TERM INVESTMENTS - 11.8%
Money Market Funds - 11.8%
5,018,178	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$5,018,178
38,875,398	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	38,875,398
	TOTAL SHORT TERM INVESTMENTS (Cost $43,893,576)	$43,893,576
	TOTAL INVESTMENTS (Cost $330,651,821) - 88.2% (c)	$326,973,158
	Other Assets in Excess of Liabilities - 11.8%	43,474,310
	TOTAL NET ASSETS - 100.0%	$370,447,468

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $249,960,495.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Energy Select Sector Index	2.8774% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	696,781	$417,964,136	$48,141,910
Total return of Energy Select Sector Index	2.7509% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/6/2019	30,000	20,028,348	(10,092)
Total return of Energy Select Sector Index	3.0274% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	308,512	209,324,675	(3,316,851)
Total return of Energy Select Sector Index	2.9374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	203,385	118,919,843	17,071,298
					$766,237,002	$61,886,265

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 64.4%
Money Market Funds - 64.4%
17,921,148	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$17,921,148
	TOTAL SHORT TERM INVESTMENTS (Cost $17,921,148) (b)	$17,921,148
	TOTAL INVESTMENTS (Cost $17,921,148) - 64.4%	$17,921,148
	Other Assets in Excess of Liabilities - 35.6%	9,917,728
	TOTAL NET ASSETS - 100.0%	$27,838,876

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,921,148.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.6874% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Credit Suisse Capital LLC	12/10/2019	80,310	$54,154,014	$515,200
2.5874% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/12/2019	44,590	26,718,892	(3,138,457)
					$80,872,906	$(2,623,257)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 70.6%
Accommodation - 0.3%
144,555	Host Hotels & Resorts, Inc.	$2,781,238
39,651	Park Hotels & Resorts, Inc.	1,272,004
18,861	Wyndham Worldwide Corp.	821,585
		4,874,827
Administrative and Support Services - 6.6%
22,841	Broadridge Financial Solutions, Inc.	2,698,207
94,842	Colony Capital, Inc.	487,488
23,598	Equifax, Inc.	2,972,168
56,047	Iron Mountain, Inc.	1,820,406
32,906	Moody's Corp.	6,469,978
48,143	Navient Corp.	650,412
231,939	PayPal Holdings, Inc. (a)	26,155,761
35,527	Total System Services, Inc.	3,632,280
36,304	TransUnion	2,528,574
348,092	Visa, Inc. Class A	57,236,768
		104,652,042
Amusement, Gambling, and Recreation Industries - 0.3%
31,356	Global Payments, Inc.	4,580,171
Credit Intermediation and Related Activities - 26.9%
80,061	Ally Financial, Inc.	2,378,612
137,882	American Express Co.	16,163,907
26,888	Ameriprise Financial, Inc.	3,946,352
32,389	Associated Banc-Corp	734,906
1,781,149	Bank of America Corp.	54,467,536
8,118	Bank of Hawaii Corp.	668,761
175,500	Bank of New York Mellon Corp.	8,715,330
23,946	Bank OZK (b)	781,837
19,171	BankUnited, Inc.	701,275
152,035	BB&T Corp.	7,784,192
6,408	BOK Financial Corp.	558,393
92,033	Capital One Financial Corp.	8,543,423
19,913	CIT Group, Inc.	1,060,766
468,333	Citigroup, Inc.	33,111,143
92,392	Citizens Financial Group, Inc.	3,344,590
31,818	Comerica, Inc.	2,500,577
19,652	Commerce Bancshares, Inc.	1,187,570
2,157	Credit Acceptance Corp. (a)	1,070,347
65,226	Discover Financial Services	5,315,267
28,483	East West Bancorp, Inc.	1,466,305
9,705	Euronet Worldwide, Inc. (a)	1,454,682
63,690	F.N.B. Corp.	772,560
64,407	Fidelity National Information Services, Inc.	7,466,704
151,154	Fifth Third Bancorp	4,356,258
1,520	First Citizens BancShares, Inc. Class A	681,340
25,995	First Hawaiian, Inc.	718,762
62,224	First Horizon National Corp.	938,960
32,262	First Republic Bank	3,407,512
16,824	FleetCor Technologies, Inc. (a)	4,390,223
205,431	Huntington Bancshares, Inc.	2,859,600
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
653,970	JPMorgan Chase & Co.	$75,893,218
200,300	KeyCorp	3,515,265
27,290	M&T Bank Corp.	4,641,210
179,575	MasterCard, Inc. Class A	45,655,148
90,735	New York Community Bancorp, Inc.	1,055,248
39,860	Northern Trust Corp.	3,928,203
15,070	OneMain Holdings, Inc.	511,928
24,224	PacWest Bancorp	958,059
76,355	People's United Financial, Inc.	1,320,178
14,792	Pinnacle Financial Partners, Inc.	858,971
90,245	PNC Financial Services Group, Inc.	12,357,248
19,499	Popular, Inc.	1,125,287
13,122	Prosperity Bancshares, Inc.	966,304
204,029	Regions Financial Corp.	3,168,570
22,791	Santander Consumer USA Holdings, Inc.	486,588
10,289	Signature Bank	1,358,868
85,846	SLM Corp.	872,195
74,147	State Street Corp.	5,016,786
42,164	Sterling Bancorp	903,153
88,650	SunTrust Banks, Inc.	5,804,802
10,437	SVB Financial Group (a)	2,627,202
142,125	Synchrony Financial	4,927,474
31,646	Synovus Financial Corp.	1,166,472
31,666	TCF Financial Corp.	700,769
9,890	Texas Capital Bancshares, Inc. (a)	640,180
9,765	TFS Financial Corp. (b)	162,490
298,933	U.S. Bancorp	15,939,108
43,245	Umpqua Holdings Corp.	750,733
18,024	Webster Financial Corp.	957,615
816,057	Wells Fargo & Co.	39,505,319
19,384	Western Alliance Bancorp (a)	926,168
87,089	Western Union Co.	1,693,010
11,006	Wintrust Financial Corp.	838,657
36,518	Zions Bancorp	1,801,433
		424,581,549
Data Processing, Hosting and Related Services - 0.7%
15,848	CoreLogic, Inc. (a)	643,587
107,337	First Data Corp. (a)	2,775,735
78,695	Fiserv, Inc. (a)	6,865,352
8,136	WEX, Inc. (a)	1,711,001
		11,995,675
Forestry and Logging - 0.1%
25,444	Rayonier, Inc.	808,865
Funds, Trusts, and Other Financial Vehicles - 0.1%
105,709	AGNC Investment Corp.	1,880,563
36,755	Chimera Investmentt Corp.	704,594
		2,585,157

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Insurance Carriers and Related Activities - 14.3%
147,268	Aflac, Inc.	$7,419,362
2,835	Alleghany Corp. (a)	1,862,255
65,494	Allstate Corp.	6,487,836
14,177	American Financial Group, Inc.	1,467,745
175,728	American International Group, Inc.	8,359,381
1,453	American National Insurance Co.	164,610
47,463	Aon PLC	8,549,985
76,416	Arch Capital Group Ltd. (a)	2,581,332
35,610	Arthur J. Gallagher & Co.	2,977,708
11,765	Assurant, Inc.	1,117,675
20,480	Assured Guaranty Ltd.	976,896
31,337	Athene Holding Ltd. (a)	1,415,179
46,938	AXA Equitable Holdings, Inc.	1,065,023
16,183	Axis Capital Holdings Ltd.	920,004
382,842	Berkshire Hathaway, Inc. Class B (a)	82,965,690
23,696	Brighthouse Financial, Inc. (a)	990,256
45,806	Brown & Brown, Inc.	1,454,341
90,592	Chubb Limited	13,153,958
30,302	Cincinnati Financial Corp.	2,914,446
5,568	CNA Financial Corp.	257,965
4,854	Erie Indemnity Co. Class A	918,959
7,983	Everest Re Group Ltd.	1,879,997
21,404	First American Financial Corp.	1,221,312
8,348	Hanover Insurance Group, Inc.	1,006,852
70,579	Hartford Financial Services Group, Inc.	3,691,988
42,106	Lincoln National Corp.	2,809,312
54,929	Loews Corp.	2,817,308
2,675	Markel Corp. (a)	2,866,289
100,202	Marsh & McLennan Companies, Inc.	9,448,047
5,398	Mercury General Corp.	290,304
160,825	MetLife, Inc.	7,418,857
55,880	Old Republic International Corp.	1,249,477
54,488	Principal Financial Group, Inc.	3,114,534
114,502	Progressive Corp.	8,948,331
81,546	Prudential Financial, Inc.	8,620,228
12,376	Reinsurance Group of America, Inc.	1,875,088
7,845	RenaissanceRe Holdings Ltd.	1,218,799
20,425	Torchmark Corp.	1,790,456
52,261	Travelers Companies, Inc.	7,512,519
40,114	Unum Group	1,481,009
29,780	Voya Financial, Inc.	1,634,624
28,120	W.R. Berkley Corp.	1,723,756
603	White Mountains Insurance Group Ltd.	566,241
25,612	Willis Towers Watson PLC	4,721,316
		225,927,250
Shares		Fair Value
Management of Companies and Enterprises - 0.1%
11,128	Cullen/Frost Bankers, Inc.	$1,131,606
Merchant Wholesalers, Durable Goods - 0.1%
54,323	Jefferies Financial Group, Inc.	1,117,424
Professional, Scientific, and Technical Services - 0.7%
9,346	Alliance Data Systems Corp.	1,496,295
24,070	Extra Space Storage, Inc.	2,495,818
7,369	FactSet Research System, Inc.	2,032,886
15,185	Jack Henry & Associates, Inc.	2,263,476
16,644	Lamar Advertising Co.	1,375,959
16,641	LPL Investment Holdings, Inc.	1,232,932
27,340	Outfront Media, Inc.	651,512
		11,548,878
Publishing Industries (except Internet) - 0.4%
5,661	Fair Isaac Corp. (a)	1,583,665
57,733	Square, Inc. (a)	4,204,117
		5,787,782
Real Estate - 10.6%
21,999	Alexandria Real Estate Equities, Inc.	3,132,438
26,869	American Campus Communities, Inc.	1,268,217
51,006	American Homes 4 Rent	1,223,124
86,645	American Tower Corp.	16,921,768
273,019	Annaly Capital Management, Inc.	2,754,762
29,640	Apartment Investment & Management Co. Class A	1,463,031
42,734	Apple Hospitality REIT, Inc.	702,974
27,257	AvalonBay Communities, Inc.	5,476,749
30,502	Boston Properties, Inc.	4,197,685
34,645	Brandywine Realty Trust	533,187
59,514	Brixmor Property Group, Inc.	1,064,110
24,753	Brookfield Property REIT, Inc. Class A	515,605
17,513	Camden Property Trust	1,762,683
62,717	CBRE Group, Inc. Class A (a)	3,265,674
23,339	Columbia Property Trust, Inc.	530,029
7,178	CoreSite Realty Corp.	785,345
20,362	Corporate Office Properties Trust	567,693
36,572	CubeSmart	1,167,013
40,582	Digital Realty Trust, Inc.	4,776,907
31,682	Douglas Emmett, Inc.	1,304,982
70,403	Duke Realty Corp.	2,190,941
27,965	Empire State Realty Trust, Inc.	432,339
14,543	EPR Properties	1,146,861
23,158	Equity Commonwealth	736,424
16,885	Equity Lifestyle Properties, Inc.	1,970,479
70,856	Equity Residential	5,414,816
12,983	Essex Property Trust, Inc.	3,667,697
14,375	Federal Realty Investment Trust	1,924,094

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Real Estate (continued)
39,767	Gaming & Leisure Properties, Inc.	$1,605,791
94,370	HCP, Inc.	2,810,339
40,678	Healthcare Trust of America, Inc. Class A	1,121,899
20,059	Highwoods Properties, Inc.	894,230
32,100	Hospitality Properties Trust	834,600
7,665	Howard Hughes Corp. (a)	850,815
30,406	Hudson Pacific Properties, Inc.	1,059,953
67,439	Invitation Homes, Inc.	1,676,534
22,346	JBG SMITH Properties	950,822
8,950	Jones Lang LaSalle, Inc.	1,383,401
19,487	Kilroy Realty Corp.	1,498,745
80,231	Kimco Realty Corp.	1,395,217
29,091	Liberty Property Trust	1,444,077
9,029	Life Storage, Inc.	860,373
26,833	Macerich Co.	1,077,077
72,741	Medical Properties Trust, Inc.	1,270,058
88,147	MFA Financial, Inc.	661,984
22,392	Mid-America Apartment Communities, Inc.	2,449,909
31,249	National Retail Properties, Inc.	1,644,322
79,372	New Residential Investment Corp.	1,334,243
39,058	Omega Healthcare Investors, Inc. (b)	1,382,263
40,347	Paramount Group, Inc.	584,628
123,655	Prologis, Inc.	9,480,629
29,297	Public Storage	6,479,910
23,203	Realogy Holdings Corp. (b)	302,103
58,268	Realty Income Corp.	4,079,343
29,971	Regency Centers Corp.	2,013,152
42,423	Retail Properties of America, Inc. Class A	521,379
3,003	Retail Value, Inc.	100,600
46,389	Senior Housing Properties Trust	372,504
60,866	Simon Property Group, Inc.	10,572,424
30,111	SITE Centers Corp.	398,670
15,952	SL Green Realty Corp.	1,409,200
16,875	Spirit Realty Capital, Inc.	682,762
52,931	Starwood Property Trust, Inc.	1,220,060
16,587	Sun Communities, Inc.	2,041,528
11,690	Taubman Centers, Inc.	576,317
48,457	Two Harbors Investment Corp.	671,614
53,925	UDR, Inc.	2,423,929
33,139	Uniti Group, Inc.	364,198
70,284	Ventas, Inc.	4,295,055
191,352	VEREIT, Inc.	1,580,568
79,991	Vici Properties, Inc.	1,823,795
34,023	Vornado Realty Trust	2,352,350
23,563	Weingarten Realty Investors	681,913
73,492	Welltower, Inc.	5,477,359
Shares		Fair Value
Real Estate (continued)
147,976	Weyerhaeuser Co.	$3,965,757
31,376	WP Carey, Inc.	2,488,744
11,103	Zillow Group, Inc. Class A (a)	368,731
23,963	Zillow Group, Inc. Class C (a)(b)	800,364
		167,233,865
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 7.9%
10,358	Affiliated Managers Group	1,148,909
53,900	BGC Partners, Inc.	291,060
23,961	BlackRock, Inc.	11,626,836
22,064	CBOE Holdings, Inc.	2,241,923
237,339	Charles Schwab Corp.	10,865,379
69,877	CME Group, Inc.	12,500,995
48,722	E*TRADE Financial Corp.	2,468,257
22,138	Eaton Vance Corp.	920,277
7,935	Evercore, Inc.	773,107
52,124	FNF Group	2,082,354
59,352	Franklin Resources, Inc.	2,052,986
68,864	Goldman Sachs Group, Inc.	14,180,475
14,553	Interactive Brokers Group, Inc. Class A	789,355
110,947	IntercontinentalExchange, Inc.	9,025,538
80,048	Invesco Ltd.	1,758,655
22,671	Lazard Ltd. Class A	881,448
16,707	Legg Mason, Inc.	558,849
7,232	MarketAxess Holdings, Inc.	2,012,883
239,588	Morgan Stanley	11,560,121
3,586	Morningstar, Inc.	514,412
16,279	MSCI, Inc. Class A	3,668,961
22,795	NASDAQ OMX Group, Inc.	2,101,699
25,039	Raymond James Financial, Inc.	2,292,821
49,065	S&P Global, Inc.	10,826,683
25,576	SEI Investments Co.	1,392,613
37,797	Store Capital Corp.	1,259,396
45,843	T. Rowe Price Group, Inc.	4,928,122
54,990	TD Ameritrade Holding Corp.	2,891,374
8,048	Virtu Financial, Inc.	197,820
59,090	Worldpay, Inc. (a)	6,925,939
		124,739,247
Telecommunications - 1.5%
81,806	Crown Castle International Corp.	10,289,559
20,651	CyrusOne, Inc.	1,150,054
16,350	Equinix, Inc.	7,434,345
22,115	SBA Communications Corp. (a)	4,505,489
		23,379,447
	TOTAL COMMON STOCKS (Cost $1,054,185,529)	$1,114,943,785

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 17.2%
Money Market Funds - 17.2%
72,118,881	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$72,118,881
198,757,897	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	198,757,897
	TOTAL SHORT TERM INVESTMENTS (Cost $270,876,778)	$270,876,778
	TOTAL INVESTMENTS (Cost $1,325,062,307) - 87.8% (e)	$1,385,820,563
	Other Assets in Excess of Liabilities - 12.2%	193,061,496
	TOTAL NET ASSETS - 100.0%	$1,578,882,059

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,221,915,770.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Financial Services Index	2.9674% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	976,041	$1,582,919,622	$285,994,284
Total return of Russell 1000® Financial Services Index	2.9174% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/17/2019	737,182	1,333,860,417	78,559,604
Total return of Russell 1000® Financial Services Index	2.7809% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	4/27/2020	174,886	326,694,776	8,534,241
					$3,243,474,815	$373,088,129

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 84.2%
Money Market Funds - 84.2%
143,364,458	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$143,364,458
	TOTAL SHORT TERM INVESTMENTS (Cost $143,364,458) (b)	$143,364,458
	TOTAL INVESTMENTS (Cost $143,364,458) - 84.2%	$143,364,458
	Other Assets in Excess of Liabilities - 15.8%	26,987,380
	TOTAL NET ASSETS - 100.0%	$170,351,838

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $143,364,458.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.6174% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	UBS Securities LLC	12/5/2019	8,062	$15,083,451	$(377,670)
2.7174% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Credit Suisse Capital LLC	12/10/2019	258,363	445,112,926	(49,947,070)
					$460,196,377	$(50,324,740)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 28.2%
14,610,635	VanEck VectorsTM Gold Miners ETF (a)	$305,216,165
	TOTAL INVESTMENT COMPANIES (Cost $318,908,672)	$305,216,165
SHORT TERM INVESTMENTS - 65.5%
Money Market Funds - 65.5%
149,568,095	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$149,568,095
560,014,733	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	560,014,733
	TOTAL SHORT TERM INVESTMENTS (Cost $709,582,828)	$709,582,828
	TOTAL INVESTMENTS (Cost $1,028,491,500) - 93.7% (c)	$1,014,798,993
	Other Assets in Excess of Liabilities - 6.3%	69,351,070
	TOTAL NET ASSETS - 100.0%	$1,084,150,063

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,014,798,993.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	3.4074% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	37,807,684	$868,223,001	$(81,102,050)
Total return of VanEck Vectors® Gold Miners ETF	3.3674% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/11/2019	25,061,207	556,580,523	(34,333,287)
Total return of VanEck Vectors® Gold Miners ETF	3.2374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	16,851,898	367,801,913	(19,080,997)
Total return of VanEck Vectors® Gold Miners ETF	2.9531% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/13/2019	28,038,028	586,890,684	(1,396,025)
Total return of VanEck Vectors® Gold Miners ETF	3.3674% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	15,364,204	322,969,664	(4,892,517)
Total return of VanEck Vectors® Gold Miners ETF	3.3674% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	3,727,080	76,408,357	744,320
Total return of VanEck Vectors® Gold Miners ETF	3.3674% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	9,480,920	203,201,086	(6,933,510)
Total return of VanEck Vectors® Gold Miners ETF	3.3674% representing 1 month LIBOR rate + spread	BNP Paribas	3/18/2020	4,256,320	95,497,898	(7,217,511)
Total return of VanEck Vectors® Gold Miners ETF	3.3674% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	496,390	10,751,807	(395,294)
					$3,088,324,933	$(154,606,871)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.3%
Money Market Funds - 78.3%
22,470,853	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$22,470,853
48,623,075	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	48,623,075
	TOTAL SHORT TERM INVESTMENTS (Cost $71,093,928) (b)	$71,093,928
	TOTAL INVESTMENTS (Cost $71,093,928) - 78.3%	$71,093,928
	Other Assets in Excess of Liabilities - 21.7%	19,744,168
	TOTAL NET ASSETS - 100.0%	$90,838,096

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $71,093,928.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
2.8174% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/5/2019	952,608	$20,396,445	$513,662
2.8109% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/9/2019	4,244,574	89,857,486	1,475,394
2.6574% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Credit Suisse Capital LLC	12/10/2019	4,207,108	95,583,048	7,933,816
2.7174% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/16/2019	549,855	12,120,050	704,631
2.8274% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	2/19/2020	2,531,845	55,067,545	2,350,406
2.8274% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	5/20/2020	559,835	12,125,614	443,041
					$285,150,188	$13,420,950

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 74.7%
1,441,490	Health Care Select Sector SPDR® Fund (a)	$128,667,398
	TOTAL INVESTMENT COMPANIES (Cost $125,783,774)	$128,667,398
SHORT TERM INVESTMENTS - 19.2%
Money Market Funds - 19.2%
23,260,589	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$23,260,589
9,838,514	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	9,838,514
	TOTAL SHORT TERM INVESTMENTS (Cost $33,099,103)	$33,099,103
	TOTAL INVESTMENTS (Cost $158,882,877) - 93.9% (c)	$161,766,501
	Other Assets in Excess of Liabilities - 6.1%	10,527,535
	TOTAL NET ASSETS - 100.0%	$172,294,036

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $157,276,098.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Health Care Select Sector Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2019	156,982	$141,012,192	$(493,836)
Total return of Health Care Select Sector Index	2.7809% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/6/2019	89,683	82,396,944	(2,227,718)
Total return of Health Care Select Sector Index	3.0774% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	186,612	161,526,737	4,965,111
					$384,935,873	$2,243,557

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 61.5%
Building Material and Garden Equipment and Supplies Dealers - 5.9%
10,755	Lowe's Companies, Inc.	$1,216,821
6,862	Lumber Liquidators Holdings, Inc. (a)(b)	90,715
5,967	The Home Depot, Inc.	1,215,478
11,587	Tile Shop Holdings, Inc.	56,313
		2,579,327
Chemical Manufacturing - 0.6%
3,742	Trex Company, Inc. (a)	259,208
Construction of Buildings - 37.8%
7,942	Beazer Homes USA, Inc. (a)	105,549
6,763	Century Communities, Inc. (a)	171,983
85,083	D.R. Horton, Inc.	3,770,028
20,913	KB Home	541,856
169	Lennar Corp.	7,051
68,537	Lennar Corp. Class A	3,565,980
4,603	LGI Homes, Inc. (a)	319,034
12,127	M.D.C Holdings, Inc.	370,601
6,801	M/I Homes, Inc. (a)	191,584
8,856	Meritage Homes Corp. (a)	452,985
852	NVR, Inc. (a)	2,685,913
63,840	PulteGroup, Inc.	2,008,406
27,162	Taylor Morrison Home Corp. (a)	525,856
33,590	Toll Brothers, Inc.	1,279,779
35,008	TRI Pointe Group, Inc. (a)	456,854
8,078	William Lyon Homes (a)	136,195
		16,589,654
Fabricated Metal Product Manufacturing - 0.6%
6,035	PGT Innovations, Inc. (a)	88,473
2,566	Simpson Manufacturing Company, Inc.	163,403
		251,876
Furniture and Home Furnishings Stores - 0.5%
4,335	Floor & Decor Holdings, Inc. (a)	208,167
Furniture and Related Product Manufacturing - 0.2%
4,237	Ethan Allen Interiors, Inc.	93,638
Merchant Wholesalers, Durable Goods - 5.9%
4,350	Beacon Roofing Supply, Inc. (a)	163,821
10,141	Builders FirstSource, Inc. (a)	139,743
8,937	Fortune Brands Home & Security, Inc.	471,695
8,334	Leggett & Platt, Inc.	328,026
2,261	Lennox International, Inc.	613,748
3,906	Mohawk Industries, Inc. (a)	532,193
2,042	Watsco, Inc.	323,596
		2,572,822
Merchant Wholesalers, Nondurable Goods - 2.0%
1,975	The Sherwin Williams Co.	898,289
Nonmetallic Mineral Product Manufacturing - 1.4%
2,918	Eagle Materials, Inc.	265,276
6,967	Owens Corning	357,198
		622,474
Shares		Fair Value
Primary Metal Manufacturing - 0.2%
6,039	Quanex Building Products Corp.	$100,972
Specialty Trade Contractors - 1.9%
5,175	Installed Building Products, Inc. (a)	248,555
8,591	TopBuild Corp. (a)	611,937
		860,492
Wood Product Manufacturing - 4.5%
1,721	American Woodmark Corp. (a)	154,769
2,114	Cavco Industries, Inc. (a)	263,764
6,979	JELD-WEN Holding, Inc. (a)	137,835
7,848	Louisiana-Pacific Corp.	196,592
17,167	Masco Corp.	670,543
2,343	Masonite International Corp. (a)	120,641
12,334	Skyline Champion Corp.	260,371
4,649	Universal Forest Products, Inc.	171,781
		1,976,296
	TOTAL COMMON STOCKS (Cost $27,929,939)	$27,013,215
SHORT TERM INVESTMENTS - 22.5%
Money Market Funds - 22.5%
3,739,727	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$3,739,727
6,137,184	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	6,137,184
	TOTAL SHORT TERM INVESTMENTS (Cost $9,876,911)	$9,876,911
	TOTAL INVESTMENTS (Cost $37,806,850) - 84.0% (e)	$36,890,126
	Other Assets in Excess of Liabilities - 16.0%	7,000,511
	TOTAL NET ASSETS - 100.0%	$43,890,637

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $28,796,540.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Home Construction Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	7,398	$45,281,375	$4,657,801
Total return of Dow Jones U.S. Select Home Construction Index	3.0774% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	5,732	36,243,508	2,481,958
Total return of Dow Jones U.S. Select Home Construction Index	2.7809% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/27/2020	2,315	15,535,305	139,925
					$97,060,188	$7,279,684

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 68.6%
Administrative and Support Services - 2.7%
242	Equifax, Inc.	$30,480
732	IHS Markit Ltd. (a)	41,914
240	Robert Half International, Inc.	14,902
296	Rollins, Inc.	11,446
786	Waste Management, Inc.	84,369
		183,111
Air Transportation - 3.1%
248	Alaska Air Group, Inc.	15,351
806	American Airlines Group, Inc.	27,549
1,245	Delta Air Lines, Inc.	72,571
1,003	Southwest Airlines Co.	54,393
452	United Continental Holdings, Inc. (a)	40,165
		210,029
Apparel Manufacturing - 0.5%
170	Cintas Corp.	36,914
Building Material and Garden Equipment and Supplies Dealers - 0.6%
577	Fastenal Co.	40,707
Computer and Electronic Product Manufacturing - 6.9%
594	Fortive Corp.	51,286
238	Harris Corp.	40,103
1,840	Johnson Controls International PLC ADR (Ireland)	69,000
160	L3 Technologies, Inc.	34,973
342	Northrop Grumman Corp.	99,149
569	Raytheon Co.	101,049
208	Roper Technologies, Inc.	74,817
		470,377
Couriers and Messengers - 3.5%
485	FedEx Corp.	91,888
1,403	United Parcel Service, Inc. Class B	149,027
		240,915
Electrical Equipment, Appliance, and Component Manufacturing - 3.8%
286	A.O. Smith Corp.	15,035
457	AMETEK, Inc.	40,294
854	Eaton Corp PLC ADR (Ireland)	70,728
1,239	Emerson Electric Co.	87,957
240	Rockwell Automation, Inc.	43,370
		257,384
Fabricated Metal Product Manufacturing - 1.5%
261	Parker Hannifin Corp.	47,262
317	Pentair PLC	12,360
306	Stanley Black & Decker, Inc.	44,859
		104,481
Machinery Manufacturing - 9.0%
1,161	Caterpillar, Inc.	161,866
292	Cummins, Inc.	48,557
641	Deere & Co.	106,169
264	Flowserve Corp.	12,944
17,550	General Electric Co.	178,483
488	Ingersoll-Rand PLC ADR (Ireland)	59,834
Shares		Fair Value
Machinery Manufacturing (continued)
111	Snap-on, Inc.	$18,679
362	Xylem, Inc.	30,191
		616,723
Merchant Wholesalers, Durable Goods - 7.4%
1,161	3M Co.	220,021
284	Fortune Brands Home & Security, Inc.	14,989
1,470	Honeywell International, Inc.	255,236
84	Huntington Ingalls Industries, Inc.	18,697
		508,943
Merchant Wholesalers, Nondurable Goods - 1.4%
608	Illinois Tool Works, Inc.	94,623
Miscellaneous Manufacturing - 0.8%
292	Dover Corp.	28,628
473	Textron, Inc.	25,069
		53,697
Nonstore Retailers - 0.8%
405	Copart, Inc. (a)	27,265
91	W.W. Grainger, Inc.	25,662
		52,927
Primary Metal Manufacturing - 0.3%
812	Arconic, Inc.	17,442
Professional, Scientific, and Technical Services - 1.4%
280	Fluor Corp.	11,124
237	Jacobs Engineering Group, Inc.	18,472
716	Nielsen Holdings PLC	18,280
330	Verisk Analytics, Inc. Class A	46,576
		94,452
Rail Transportation - 7.6%
1,562	CSX Corp.	124,382
203	Kansas City Southern Railway Co.	24,998
540	Norfolk Southern Corp.	110,171
1,457	Union Pacific Corp.	257,947
		517,498
Rental and Leasing Services - 0.3%
161	United Rentals, Inc. (a)	22,688
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
190	Allegion Public Ltd. Co. ADR (Ireland)	18,854
Specialty Trade Contractors - 0.2%
285	Quanta Services, Inc.	11,571
Support Activities for Transportation - 0.7%
276	C.H. Robinson Worldwide, Inc.	22,356
346	Expeditors International of Washington, Inc.	27,479
		49,835
Transportation Equipment Manufacturing - 14.8%
1,060	Boeing Co.	400,352
546	General Dynamics Corp.	97,581
495	Lockheed Martin Corp.	164,998
699	Paccar, Inc.	50,097
98	TransDigm Group, Inc. (a)	47,287
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Transportation Equipment Manufacturing (continued)
1,634	United Technologies Corp.	$233,025
282	Wabtec Corp.	20,888
		1,014,228
Truck Transportation - 0.2%
176	J.B. Hunt Transport Services, Inc.	16,628
Waste Management and Remediation Services - 0.5%
434	Republic Services, Inc.	35,944
Wood Product Manufacturing - 0.3%
594	Masco Corp.	23,202
	TOTAL COMMON STOCKS (Cost $4,456,793)	$4,693,173
SHORT TERM INVESTMENTS - 23.1%
Money Market Funds - 23.1%
1,579,286	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$1,579,286
	TOTAL SHORT TERM INVESTMENTS (Cost $1,579,286)	$1,579,286
	TOTAL INVESTMENTS (Cost $6,036,079) - 91.7% (c)	$6,272,459
	Other Assets in Excess of Liabilities - 8.3%	568,458
	TOTAL NET ASSETS - 100.0%	$6,840,917

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,395,920.

ADR - American Depository Recepit

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Industrials Select Sector Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/17/2019	9,828	$7,042,477	$648,182
Total return of Industrials Select Sector Index	3.0774% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	9,510	7,216,866	224,779
Total return of Industrials Select Sector Index	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	136	106,124	507
Total return of Industrials Select Sector Index	2.7374% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	715	563,740	(3,317)
					$14,929,207	$870,151

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 20.6%
4,971,760	VanEck VectorsTM Junior Gold Miners ETF (a)	$145,821,721
	TOTAL INVESTMENT COMPANIES (Cost $149,250,696)	$145,821,721
SHORT TERM INVESTMENTS - 61.9%
Money Market Funds - 61.9%
438,714,139	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$438,714,139
	TOTAL SHORT TERM INVESTMENTS (Cost $438,714,139)	$438,714,139
	TOTAL INVESTMENTS (Cost $587,964,835) - 82.5% (c)	$584,535,860
	Other Assets in Excess of Liabilities - 17.5%	124,405,070
	TOTAL NET ASSETS - 100.0%	$708,940,930

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $582,276,805.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3774% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2019	15,501,327	$451,327,960	$435,908
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.2674% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	12,493,273	370,973,410	(8,527,649)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3674% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/26/2019	26,283,895	835,883,763	(67,146,731)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3374% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	88,721	2,614,505	1,193,015

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Long Total Return Swap Contracts, continued (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3374% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	4,942,452	$151,605,606	$(8,312,636)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3374% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	5,280,959	164,894,262	(11,368,595)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3374% representing 1 month LIBOR rate + spread	BNP Paribas	3/18/2020	1,800,000	57,117,130	(4,600,109)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3374% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	500,000	16,144,842	(1,512,783)
Total return of VanEck VectorsTM Junior Gold Miners ETF	3.3374% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	651,098	19,540,342	(465,143)
					$2,070,101,820	$(100,304,723)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.3%
Money Market Funds - 62.3%
29,728,176	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$29,728,176
	TOTAL SHORT TERM INVESTMENTS (Cost $29,728,176) (b)	$29,728,176
	TOTAL INVESTMENTS (Cost $29,728,176) - 62.3%	$29,728,176
	Other Assets in Excess of Liabilities - 37.7%	18,011,244
	TOTAL NET ASSETS - 100.0%	$47,739,420

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $29,728,176.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination		Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.8109 representing 1 month LIBOR rate + spread	%	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/5/2019	1,471,710	$42,646,242	$(494,554)
2.7174 representing 1 month LIBOR rate + spread	%	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/09/2019	572,585	16,917,732	165,976
2.6274 representing 1 month LIBOR rate + spread	%	Total return of VanEck VectorsTM Junior Gold Miners ETF	Credit Suisse Capital LLC	12/10/2019	1,673,054	54,350,818	5,394,817
2.8274 representing 1 month LIBOR rate + spread	%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	2/19/2020	333,916	10,666,829	706,158
2.8274 representing 1 month LIBOR rate + spread	%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	3/18/2020	237,505	7,600,254	664,086
2.8274 representing 1 month LIBOR rate + spread	%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	4/15/2020	500,000	16,025,191	1,417,363
2.8274 representing 1 month LIBOR rate + spread	%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	5/20/2020	94,225	2,843,711	82,995
						$151,050,777	$7,936,841

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 66.8%
Accommodation - 2.0%
25,097	Host Hotels & Resorts, Inc.	$482,866
6,804	Park Hotels & Resorts, Inc.	218,273
7,720	Sunstone Hotel Investors, Inc.	111,168
3,806	Xenia Hotels & Resorts, Inc.	82,400
		894,707
Administrative and Support Services - 1.0%
15,754	Colony Capital, Inc.	80,975
4,014	CoreCivic, Inc.	83,531
9,195	Iron Mountain, Inc.	298,654
		463,160
Broadcasting (except Internet) - 0.3%
1,563	Ryman Hospitality Properties, Inc.	124,415
Credit Intermediation and Related Activities - 0.1%
1,722	Front Yard Residential Corp.	17,065
1,828	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	48,607
		65,672
Funds, Trusts, and Other Financial Vehicles - 2.3%
77	Alexander's, Inc.	29,232
2,041	Chesapeake Lodging Trust	58,168
2,056	Easterly Government Properties, Inc.	37,008
4,235	Healthcare Realty Trust, Inc.	130,777
3,008	Independence Realty Trust, Inc.	31,855
2,300	iStar, Inc.	19,941
1,341	LTC Properties, Inc.	60,425
1,428	National Health Investors, Inc.	107,714
2,779	New Senior Investment Group, Inc.	15,535
4,413	Pebblebrook Hotel Trust	143,687
2,383	Pennsylvania REIT (a)	14,346
1,388	Preferred Apartment Communities, Inc.	21,708
5,926	RLJ Lodging Trust	109,098
5,309	SITE Centers Corp.	70,291
2,899	Spirit Realty Capital, Inc.	117,294
2,701	Washington REIT	76,276
		1,043,355
Insurance Carriers and Related Activities - 0.0% (†)
989	Braemar Hotels & Resorts, Inc.	13,747
Professional, Scientific, and Technical Services - 1.0%
4,279	Extra Space Storage, Inc.	443,689
628	NexPoint Residential Trust, Inc.	23,544
		467,233
Real Estate - 56.2%
2,758	Acadia Realty Trust	77,886
1,167	Agree Realty Corp.	76,404
3,637	Alexandria Real Estate Equities, Inc.	517,872
1,118	American Assets Trust, Inc.	51,640
4,635	American Campus Communities, Inc.	218,772
9,006	American Homes 4 Rent	215,964
5,892	Americold Realty Trust	188,603
Shares		Fair Value
Real Estate (continued)
5,244	Apartment Investment & Management Co. Class A	$258,844
7,350	Apple Hospitality REIT, Inc.	120,908
1,679	Armada Hoffler Properties, Inc.	27,116
3,247	Ashford Hospitality Trust, Inc.	17,891
4,674	AvalonBay Communities, Inc.	939,147
5,223	Boston Properties, Inc.	718,789
6,041	Brandywine Realty Trust	92,971
10,139	Brixmor Property Group, Inc.	181,285
3,329	Brookfield Property REIT, Inc. Class A	69,343
3,151	Camden Property Trust	317,148
5,838	CBL & Associates Properties, Inc. (a)	5,896
3,085	Cedar Realty Trust, Inc.	9,471
1,572	Chatham Lodging Trust	30,953
3,990	Columbia Property Trust, Inc.	90,613
627	Community Healthcare Trust, Inc.	22,873
1,412	CorePoint Lodging, Inc.	17,650
1,242	CoreSite Realty Corp.	135,887
3,681	Corporate Office Properties Trust	102,626
14,219	Cousins Properties, Inc.	136,076
6,300	CubeSmart	201,033
7,033	Diamondrock Hospitality Co.	76,378
6,976	Digital Realty Trust, Inc.	821,145
5,460	Douglas Emmett, Inc.	224,897
12,119	Duke Realty Corp.	377,143
1,219	EastGroup Properties, Inc.	139,368
4,973	Empire State Realty Trust, Inc.	76,883
2,514	EPR Properties	198,254
4,109	Equity Commonwealth	130,666
2,884	Equity Lifestyle Properties, Inc.	336,563
12,461	Equity Residential	952,270
1,609	Essential Properties Realty Trust, Inc.	33,274
2,234	Essex Property Trust, Inc.	631,105
2,498	Federal Realty Investment Trust	334,357
4,272	First Industrial Realty Trust, Inc.	150,673
2,292	Four Corners Property Trust, Inc.	65,184
3,626	Franklin Street Properties Corp.	28,500
6,880	Gaming & Leisure Properties, Inc.	277,814
1,166	Getty Realty Corp.	37,813
980	Gladstone Commercial Corp.	21,315
2,573	Global Net Lease, Inc.	49,067
15,893	HCP, Inc.	473,294
6,999	Healthcare Trust of America, Inc. Class A	193,032
1,267	Hersha Hospitality Trust	23,528
3,500	Highwoods Properties, Inc.	156,030
5,561	Hospitality Properties Trust	144,586
5,300	Hudson Pacific Properties, Inc.	184,758
2,201	Industrial Logistics Properties Trust	43,690
405	Investors Real Estate Trust	24,413
11,510	Invitation Homes, Inc.	286,139
3,884	JBG SMITH Properties	165,264
3,407	Kilroy Realty Corp.	262,032
14,251	Kimco Realty Corp.	247,825
2,832	Kite Realty Group Trust	44,717
7,193	Lexington Realty Trust	65,241

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Real Estate (continued)
4,999	Liberty Property Trust	$248,150
1,576	Life Storage, Inc.	150,177
3,577	Macerich Co.	143,581
3,054	Mack-Cali Realty Corp.	71,097
12,343	Medical Properties Trust, Inc.	215,509
3,850	Mid-America Apartment Communities, Inc.	421,229
2,971	MGM Growth Properties LLC	95,844
2,942	Monmouth Real Estate Investment Corp. Class A	40,423
5,383	National Retail Properties, Inc.	283,253
1,913	National Storage Affiliates Trust	55,974
1,515	Northstar Realty Europe Corp.	27,012
1,625	Office Properties Income Trust	44,103
6,787	Omega Healthcare Investors, Inc. (a)	240,192
492	One Liberty Properties, Inc.	13,924
7,221	Paramount Group, Inc.	104,632
6,167	Physicians Realty Trust	111,376
4,341	Piedmont Office Realty Trust, Inc. Class A	90,380
21,290	Prologis, Inc.	1,632,304
693	PS Business Parks, Inc.	106,459
5,307	Public Storage	1,173,802
1,725	QTS Realty Trust, Inc. Class A	78,229
9,983	Realty Income Corp.	698,910
5,158	Regency Centers Corp.	346,463
3,854	Retail Opportunity Investments Corp.	67,638
7,288	Retail Properties of America, Inc. Class A	89,570
518	Retail Value, Inc.	17,353
3,139	Rexford Industrial Realty, Inc.	118,937
2,711	RPT Realty	32,884
6,029	Sabra Health Care REIT, Inc.	117,927
459	Saul Centers, Inc.	24,488
8,040	Senior Housing Properties Trust	64,561
1,145	Seritage Growth Properties (a)	51,056
10,460	Simon Property Group, Inc.	1,816,902
2,885	SL Green Realty Corp.	254,861
1,454	Spirit MTA REIT	9,800
3,683	Stag Industrial, Inc.	105,997
3,544	Summit Hotel Properties, Inc.	41,146
2,920	Sun Communities, Inc.	359,394
3,176	Tanger Factory Outlet Centers, Inc.	57,359
2,065	Taubman Centers, Inc.	101,805
1,999	Terreno Realty Corp.	89,255
4,119	The GEO Group, Inc.	82,462
1,820	TIER REIT, Inc.	51,579
9,078	UDR, Inc.	408,056
1,147	UMH Properties, Inc.	16,115
442	Universal Health Realty Income Trust	35,811
3,866	Urban Edge Properties	71,792
1,008	Urstadt Biddle Properties, Inc. Class A	22,105
12,056	Ventas, Inc.	736,742
32,723	VEREIT, Inc.	270,292
13,689	Vici Properties, Inc.	312,109
Shares		Fair Value
Real Estate (continued)
5,792	Vornado Realty Trust	$400,459
6,293	Washington Prime Group, Inc. (a)	28,004
4,123	Weingarten Realty Investors	119,320
12,706	Welltower, Inc.	946,978
1,209	Whitestone REIT	15,512
5,446	WP Carey, Inc.	431,977
		25,884,148
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.7%
2,705	American Finance Trust, Inc.	26,536
2,836	CareTrust REIT, Inc.	68,773
6,479	Store Capital Corp.	215,880
		311,189
Telecommunications - 3.1%
3,578	CyrusOne, Inc.	199,259
2,720	Equinix, Inc.	1,236,784
		1,436,043
Water Transportation - 0.1%
2,316	Alexander & Baldwin, Inc.	54,704
	TOTAL COMMON STOCKS (Cost $27,826,430)	$30,758,373
SHORT TERM INVESTMENTS - 30.0%
Money Market Funds - 30.0%
114,587	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)(c)	$114,587
13,706,852	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	13,706,852
	TOTAL SHORT TERM INVESTMENTS (Cost $13,821,439)	$13,821,439
	TOTAL INVESTMENTS (Cost $41,647,869) - 96.8% (d)	$44,579,812
	Other Assets in Excess of Liabilities - 3.2%	1,462,074
	TOTAL NET ASSETS - 100.0%	$46,041,886

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  A portion of this security represents a security on loan.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of this security represents an investment of securities lending collateral.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,333,856.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of MSCI US REIT IndexSM	2.9874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	13,998	$17,039,158	$(70,839)
Total return of MSCI US REIT IndexSM	2.9974% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	39,319	46,451,084	1,339,170
Total return of MSCI US REIT IndexSM	2.4774% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	554	587,762	86,200
Total return of MSCI US REIT IndexSM	2.4774% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	17,854	20,828,911	894,136
Total return of MSCI US REIT IndexSM	2.4774% representing 1 month LIBOR rate + spread	BNP Paribas	3/18/2020	10,797	12,916,501	214,289
Total return of MSCI US REIT IndexSM	2.4774% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	5,513	6,668,271	29,242
Total return of MSCI US REIT IndexSM	2.4774% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	544	644,096	15,108
					$105,135,783	$2,507,306

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 71.4%
Money Market Funds - 71.4%
14,901,552	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$14,901,552
	TOTAL SHORT TERM INVESTMENTS (Cost $14,901,552) (b)	$14,901,552
	TOTAL INVESTMENTS (Cost $14,901,552) - 71.4%	$14,901,552
	Other Assets in Excess of Liabilities - 28.6%	5,977,660
	TOTAL NET ASSETS - 100.0%	$20,879,212

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,901,552.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination		Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.6874 representing 1 month LIBOR rate + spread	%	Total return of MSCI US REIT IndexSM	Citibank N.A.	12/27/2019	20,701	$24,864,519	$(299,414)
2.1874 representing 1 month LIBOR rate + spread	%	Total return of MSCI US REIT IndexSM	BNP Paribas	3/18/2020	8,902	10,543,505	(289,182)
2.1874 representing 1 month LIBOR rate + spread	%	Total return of MSCI US REIT IndexSM	BNP Paribas	4/15/2020	4,260	5,188,809	27,525
2.1874 representing 1 month LIBOR rate + spread	%	Total return of MSCI US REIT IndexSM	BNP Paribas	4/15/2020	6,165	7,436,847	(56,655)
2.1874 representing 1 month LIBOR rate + spread	%	Total return of MSCI US REIT IndexSM	BNP Paribas	5/20/2020	279	341,863	3,792
2.1874 representing 1 month LIBOR rate + spread	%	Total return of MSCI US REIT IndexSM	BNP Paribas	5/20/2020	11,370	13,535,177	(245,395)
						$61,910,720	$(859,329)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 35.8%
Mining (except Oil and Gas) - 1.2%
39,684	CNX Resources Corp. (a)	$355,569
Oil and Gas Extraction - 27.9%
22,216	Cabot Oil & Gas Corp.	575,172
7,603	Cimarex Energy Co.	522,022
21,779	Comstock Resources Inc. (a)(b)	132,852
4,972	Concho Resources, Inc.	573,669
12,258	Continental Resources, Inc. (a)	563,745
18,538	Devon Energy Corp.	595,811
75,433	Encana Corp.	522,751
43,443	Enerplus Corp.	397,504
30,185	EQT Corp.	617,283
40,253	Gulfport Energy Corp. (a)	263,657
1,767	Hess Midstream Partners LP	39,051
22,618	Matador Resources Co. (a)	445,348
24,691	Noble Energy, Inc.	668,139
11,348	PDC Energy, Inc. (a)	493,525
54,207	QEP Resources, Inc. (a)	407,637
51,108	Range Resources Corp.	462,016
25,740	SM Energy Co.	410,038
17,179	Vermilion Energy, Inc.	439,095
41,216	W&T Offshore, Inc. (a)	262,958
6,053	Western Midstream Partners LP	191,154
		8,583,427
Petroleum and Coal Products Manufacturing - 1.7%
18,924	Murphy Oil Corp.	515,490
Pipeline Transportation - 1.3%
6,527	CNX Midstream Partners LP	101,234
14,985	Enable Midstream Partners LP	208,591
9,568	Summit Midstream Partners LP	79,414
		389,239
Support Activities for Mining - 2.0%
63,156	Antero Resources Corp. (a)	457,881
11,407	Unit Corp. (a)	154,679
		612,560
Utilities - 1.7%
8,852	National Fuel Gas Co.	524,127
	TOTAL COMMON STOCKS (Cost $12,096,614)	$10,980,412
MASTER LIMITED PARTNERSHIPS - 3.9%
Pipeline Transportation - 3.9%
9,426	DCP Midstream Partners LP	$293,149
7,810	EQT Midstream Partners LP	359,260
10,998	MPLX LP	354,795
5,739	TC Pipelines LP (b)	204,882
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,228,334)	$1,212,086
Shares		Fair Value
SHORT TERM INVESTMENTS - 38.8%
Money Market Funds - 38.8%
172,929	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$172,929
11,727,710	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	11,727,710
	TOTAL SHORT TERM INVESTMENTS (Cost $11,900,639)	$11,900,639
	TOTAL INVESTMENTS (Cost $25,225,587) - 78.5% (e)	$24,093,137
	Other Assets in Excess of Liabilities - 21.5%	6,614,557
	TOTAL NET ASSETS - 100.0%	$30,707,694

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral. See Note 2.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $22,358,386.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of ISE-Revere Natural Gas IndexTM	3.0574% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	1,869,185	$34,925,898	$3,366,906
Total return of ISE-Revere Natural Gas IndexTM	2.8074% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	1,058,242	17,826,087	3,890,808
Total return of ISE-Revere Natural Gas IndexTM	2.6874% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	250,956	5,393,206	(243,886)
Total return of ISE-Revere Natural Gas IndexTM	2.6874% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	713,335	15,412,475	(765,280)
					$73,557,666	$6,248,548

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 65.7%
Money Market Funds - 65.7%
2,476,881	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$2,476,881
	TOTAL SHORT TERM INVESTMENTS (Cost $2,476,881) (b)	$2,476,881
	TOTAL INVESTMENTS (Cost $2,476,881) - 65.7%	$2,476,881
	Other Assets in Excess of Liabilities - 34.3%	1,290,957
	TOTAL NET ASSETS - 100.0%	$3,767,838

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,476,881.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination		Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.6874 representing 1 month LIBOR rate + spread	%	Total return of ISE-Revere Natural Gas Index	Credit Suisse Capital LLC	12/13/2019	171,513	$3,341,196	$(172,732)
2.4374 representing 1 month LIBOR rate + spread	%	Total return of ISE-Revere Natural Gas Index	Citibank N.A.	2/20/2020	198,196	4,261,214	190,537
1.6374 representing 1 month LIBOR rate + spread	%	Total return of ISE-Revere Natural Gas Index	BNP Paribas	5/20/2020	180,631	3,814,901	104,218
						$11,417,311	$122,023

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 77.3%
Chemical Manufacturing - 70.5%
2,243	Abbott Laboratories	$178,453
721	Alexion Pharmaceuticals, Inc. (a)	98,150
673	Allergan PLC ADR (Ireland)	98,931
3,800	Amphastar Pharmaceuticals, Inc. (a)	82,042
3,910	Bausch Health Companies, Inc. (a)	90,282
3,363	Bristol-Myers Squibb Co.	156,144
1,037	Celgene Corp. (a)	98,162
8,289	Corcept Therapeutics, Inc. (a)	102,618
1,374	Eli Lilly & Co.	160,813
1,443	Emergent Biosolutions, Inc. (a)	74,574
938	Enanta Pharmaceuticals, Inc. (a)	81,784
8,891	Endo International PLC (a)	66,683
4,328	Horizon Pharma PLC (a)	110,494
6,174	Innoviva, Inc. (a)	86,621
734	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	95,251
1,245	Johnson & Johnson	175,794
4,480	Mallinckrodt PLC (a)	69,261
2,111	Merck & Co., Inc.	166,157
2,960	Mylan NV (a)	79,890
2,321	Pacira Pharmaceuticals, Inc. (a)	92,422
1,902	Perrigo Co. PLC ADR (Ireland)	91,144
4,000	Pfizer, Inc.	162,440
3,176	Prestige Consumer Healthcare, Inc. (a)	93,438
220	Regeneron Pharmaceuticals, Inc. (a)	75,491
2,510	Supernus Pharmaceuticals, Inc. (a)	92,192
895	Taro Pharmaceutical Industries Ltd.	96,132
786	United Therapeutics Corp. (a)	80,620
4,590	Vanda Pharmaceuticals, Inc. (a)	74,771
		2,930,754
Professional, Scientific, and Technical Services - 6.8%
909	Amgen, Inc.	163,002
525	Biogen, Inc. (a)	120,351
		283,353
	TOTAL COMMON STOCKS (Cost $3,214,373)	$3,214,107
SHORT TERM INVESTMENTS - 16.5%
Money Market Funds - 16.5%
683,953	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$683,953
	TOTAL SHORT TERM INVESTMENTS (Cost $683,953)	$683,953
	TOTAL INVESTMENTS (Cost $3,898,326) - 93.8% (c)	$3,898,060
	Other Assets in Excess of Liabilities - 6.2%	257,201
	TOTAL NET ASSETS - 100.0%	$4,155,261

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,897,710.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Dynamic Pharmaceutical Intellidex Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	593	$3,565,420	$(20,761)
Total return of Dynamic Pharmaceutical Intellidex Index	2.9874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	954	6,065,576	(388,264)
					$9,630,996	$(409,025)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 49.7%
Credit Intermediation and Related Activities - 46.3%
7,572	Associated Banc-Corp	$171,809
3,484	BancorpSouth Bank	106,192
1,557	Bank of Hawaii Corp.	128,266
6,868	Bank OZK	224,240
4,612	BankUnited, Inc.	168,707
1,202	Banner Corp.	63,730
4,286	BB&T Corp.	219,443
1,513	BOK Financial Corp.	131,843
8,774	Cadence Bancorp	199,608
389	Carolina Financial Corp.	14,039
2,885	Cathay General Bancorp	106,139
3,419	CenterState Bank Corp.	84,381
851	Central Pacific Financial Corp.	25,538
3,126	Chemical Financial Corp.	137,325
4,346	CIT Group, Inc.	231,511
6,113	Citizens Financial Group, Inc.	221,291
2,182	Columbia Banking System, Inc.	81,912
2,547	Comerica, Inc.	200,169
2,757	Commerce Bancshares, Inc.	166,605
1,300	Community Bank System, Inc.	86,398
690	ConnectOne Bancorp, Inc.	15,063
1,230	Customers Bancorp, Inc. (a)	27,859
2,849	CVB Financial Corp.	61,823
1,274	Eagle Bancorp, Inc. (a)	70,401
4,070	East West Bancorp, Inc.	209,524
594	Enterprise Financial Services Corp.	25,269
16,603	F.N.B. Corp.	201,394
335	FB Financial Corp.	12,308
978	Fidelity Southern Corp.	28,470
7,969	Fifth Third Bancorp	229,667
7,676	First BanCorp	86,739
188	First Citizens BancShares, Inc. Class A	84,271
2,578	First Commonwealth Financial Corp.	35,087
2,277	First Financial Bancorp	57,153
1,832	First Financial Bankshares, Inc.	112,705
5,589	First Hawaiian, Inc.	154,536
14,329	First Horizon National Corp.	216,225
920	First Merchants Corp.	33,736
3,227	First Midwest Bancorp, Inc.	69,284
2,091	First Republic Bank	220,851
6,880	Fulton Financial Corp.	118,680
2,096	Glacier Bancorp, Inc.	89,269
2,205	Great Western Bancorp, Inc.	77,550
2,632	Hancock Holding Co.	115,124
1,140	Hanmi Financial Corp. Class A	27,041
572	Heartland Financial USA, Inc.	25,683
852	Heritage Commerce Corp.	10,667
724	Heritage Financial Corp.	21,915
4,783	Home Bancshares, Inc.	91,786
5,873	Hope Bancorp, Inc.	82,574
15,443	Huntington Bancshares, Inc.	214,967
2,062	IBERIABANK Corp.	163,929
571	Independent Bank Corp. (Massachusetts)	45,811
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
608	Independent Bank Corp. (Michigan)	$13,090
1,342	Independent Bank Group, Inc.	76,494
1,111	International Bancshares Corp.	46,073
16,108	Investors Bancorp, Inc.	189,269
12,670	KeyCorp	222,358
739	Lakeland Bancorp, Inc.	12,238
1,610	LegacyTexas Financial Group, Inc.	64,529
1,414	Live Oak Bancshares, Inc.	24,703
1,268	M&T Bank Corp.	215,649
380	Midland States Bancorp, Inc.	10,192
1,662	OFG Bancorp	33,539
5,211	Old National Bancorp	89,004
842	Opus Bank	18,415
2,084	Pacific Premier Bancorp, Inc.	60,582
5,431	PacWest Bancorp	214,796
403	Peapack-Gladstone Financial Corp.	11,659
12,383	People's United Financial, Inc.	214,102
2,632	Pinnacle Financial Partners, Inc.	152,840
1,679	PNC Financial Services Group, Inc.	229,905
3,476	Popular, Inc.	200,600
410	Preferred Bank	20,168
2,578	Prosperity Bancshares, Inc.	189,844
13,737	Regions Financial Corp.	213,336
666	Sandy Spring Bancorp, Inc.	23,237
1,572	Seacoast Banking Corp. of Florida (a)	44,582
1,595	Signature Bank	210,652
1,204	South State Corp.	91,095
761	Southside Bancshares, Inc.	26,734
11,137	Sterling Bancorp	238,555
3,349	SunTrust Banks, Inc.	219,292
886	SVB Financial Group (a)	223,024
5,608	Synovus Financial Corp.	206,711
8,024	TCF Financial Corp.	177,571
3,595	Texas Capital Bancshares, Inc. (a)	232,704
930	The Bancorp, Inc. (a)	9,495
2,637	Trustmark Corp.	94,826
1,236	UMB Financial Corp.	86,347
11,370	Umpqua Holdings Corp.	197,383
2,099	Union Bankshares Corp.	76,613
2,602	United Bankshares, Inc.	102,102
2,859	United Community Banks, Inc.	80,281
657	Univest Corp. of Pennsylvania	16,570
12,305	Valley National Bancorp	128,956
1,750	Veritex Holdings, Inc.	46,392
3,369	Webster Financial Corp.	178,995
4,831	Western Alliance Bancorp (a)	230,825
2,680	Wintrust Financial Corp.	204,216
4,364	Zions Bancorp	215,276
		11,692,326
Insurance Carriers and Related Activities - 0.2%
2,056	Hilltop Holdings, Inc.	43,238
Management of Companies and Enterprises - 3.0%
2,205	Ameris Bancorp	80,394
674	Atlantic Capital Bancshares, Inc. (a)	11,755

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Management of Companies and Enterprises (continued)
2,482	Banc of California, Inc.	$36,014
1,544	Berkshire Hills Bancorp, Inc.	46,305
2,675	Boston Private Financial Holdings, Inc.	30,629
1,820	Brookline Bancorp, Inc.	27,391
342	City Holding Co.	27,148
2,076	Cullen/Frost Bankers, Inc.	211,108
407	Equity Bancshares, Inc. (a)	10,688
864	First Foundation, Inc.	12,277
1,039	First Interstate BancSystem, Inc.	43,908
503	Franklin Financial Network, Inc.	13,908
735	National Bank Holdings Corp.	28,106
1,152	Renasant Corp.	41,772
764	ServisFirst Bancshares, Inc.	25,930
2,480	Simmons First National Corp.	62,967
1,059	Triumph Bancorp, Inc. (a)	32,840
		743,140
Monetary Authorities-Central Bank - 0.1%
548	Westamerica Bancorp	35,192
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
231	CBTX, Inc.	7,323
187	QCR Holdings, Inc.	6,397
919	TriState Capital Holdings, Inc. (a)	21,376
		35,096
	TOTAL COMMON STOCKS (Cost $13,417,085)	$12,548,992
Shares		Fair Value
SHORT TERM INVESTMENTS - 22.0%
Money Market Funds - 22.0%
5,555,843	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$5,555,843
	TOTAL SHORT TERM INVESTMENTS (Cost $5,555,843)	$5,555,843
	TOTAL INVESTMENTS (Cost $18,972,928) - 71.7% (c)	$18,104,835
	Other Assets in Excess of Liabilities - 28.3%	7,141,271
	TOTAL NET ASSETS - 100.0%	$25,246,106

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,096,483.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Regional Banks Select Industry Index	2.8274% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	17,638	$27,967,367	$2,850,316
Total return of S&P Regional Banks Select Industry Index	3.1074% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	4,876	8,460,530	91,292
Total return of S&P Regional Banks Select Industry Index	2.8374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/24/2019	13,624	22,852,576	956,707
					$59,280,473	$3,898,315

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 76.4%
Money Market Funds - 76.4%
1,959,804	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$1,959,804
	TOTAL SHORT TERM INVESTMENTS (Cost $1,959,804) (b)	$1,959,804
	TOTAL INVESTMENTS (Cost $1,959,804) - 76.4%	$1,959,804
	Other Assets in Excess of Liabilities - 23.6%	604,097
	TOTAL NET ASSETS - 100.0%	$2,563,901

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,959,804.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.9074% representing 1 month LIBOR rate + spread	Total return of S&P Regional Banks Select Industry Index	Credit Suisse Capital LLC	12/13/2019	3,375	$5,683,491	$(215,155)
2.5174% representing 1 month LIBOR rate + spread	Total return of S&P Regional Banks Select Industry Index	UBS Securities LLC	12/13/2019	1,024	1,586,232	(203,386)
					$7,269,723	$(418,541)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 66.7%
Administrative and Support Services - 0.8%
73	Booking Holdings, Inc. (a)	$135,414
Apparel Manufacturing - 1.3%
5,768	Guess?, Inc.	117,494
4,100	Zumiez, Inc. (a)	109,183
		226,677
Broadcasting (except Internet) - 0.7%
7,285	Qurate Retail, Inc. (a)	124,209
Clothing and Clothing Accessories Stores - 15.6%
4,958	Abercrombie & Fitch Co. Class A	148,195
6,295	American Eagle Outfitters, Inc.	149,695
38,373	Ascena Retail Group, Inc. (a)	45,664
4,589	Boot Barn Holdings, Inc. (a)	132,117
3,797	Caleres, Inc.	99,595
25,463	Chicos FAS, Inc.	89,120
1,425	Childrens Place Retail Stores, Inc.	160,768
4,722	Designer Brands, Inc.	105,065
22,270	Express, Inc. (a)	81,954
2,117	Foot Locker, Inc.	121,114
4,900	Gap, Inc.	127,792
2,837	Genesco, Inc. (a)	127,126
4,907	L Brands, Inc.	125,815
2,896	Nordstrom, Inc.	118,794
1,425	Ross Stores, Inc.	139,166
3,728	Shoe Carnival, Inc.	132,940
4,851	Signet Jewelers Ltd.	112,446
10,806	Tailored Brands, Inc. (b)	88,069
4,715	The Buckle, Inc. (b)	87,133
2,870	The Cato Corp.	43,509
1,348	Tiffany & Co.	145,341
2,504	TJX Companies, Inc.	137,420
4,360	Urban Outfitters, Inc. (a)	129,623
		2,648,461
Data Processing, Hosting and Related Services - 0.4%
1,843	Shutterstock, Inc.	74,549
Electronics and Appliance Stores - 2.3%
1,887	Best Buy Co., Inc.	140,412
5,466	Conn's, Inc. (a)	141,405
11,583	GameStop Corp. Class A (b)	100,193
		382,010
Food and Beverage Stores - 2.5%
1,731	Grubhub, Inc. (a)	115,613
627	Ingles Markets, Inc.	17,211
5,193	Kroger Co.	133,875
5,749	Sprouts Farmers Market, Inc. (a)	123,144
872	Weis Markets, Inc.	36,668
		426,511
Food Services and Drinking Places - 1.5%
985	Casey's General Stores, Inc.	130,365
771	Wayfair, Inc. (a)	125,018
		255,383
Shares		Fair Value
General Merchandise Stores - 11.7%
3,513	Big Lots, Inc.	$130,543
5,133	BJ's Wholesale Club Holdings, Inc. (a)	145,521
884	Burlington Stores, Inc. (a)	149,316
559	Costco Wholesale Corp.	137,251
1,805	Dillard's, Inc. Class A (b)	123,552
1,069	Dollar General Corp.	134,790
1,242	Dollar Tree, Inc. (a)	138,210
1,104	Five Below, Inc. (a)	161,615
62,250	J.C. Penney Co., Inc. (a)(b)	85,283
1,874	Kohl's Corp.	133,241
5,504	Macy's, Inc.	129,564
1,770	PriceSmart, Inc.	105,864
1,675	Target Corp.	129,679
1,406	Tractor Supply Co.	145,521
1,304	Wal-Mart Stores, Inc.	134,103
		1,984,053
Health and Personal Care Stores - 3.6%
6,097	Petmed Express, Inc. (b)	133,219
9,184	Rite Aid Corp. (a)	84,125
7,248	Sally Beauty Holdings, Inc. (a)	128,290
413	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	144,129
2,121	Walgreens Boots Alliance Inc.	113,622
		603,385
Miscellaneous Manufacturing - 0.7%
4,176	National Vision Holdings, Inc. (a)	112,752
Miscellaneous Store Retailers - 4.6%
1,447	1-800-Flowers.com, Inc. (a)	30,807
1,874	ETSY, Inc. (a)	126,570
38,158	Office Depot, Inc.	91,579
1,591	Ollie's Bargain Outlet Holdings, Inc. (a)	152,163
14,689	Party City Holdings Inc. (a)(b)	98,416
6,206	Rent-A-Center, Inc. (a)	154,716
1,459	Stamps.Com., Inc. (a)	125,182
		779,433
Motor Vehicle and Parts Dealers - 10.9%
837	Advance Auto Parts, Inc.	139,210
747	America's Car-Mart, Inc. (a)	73,990
1,897	Asbury Automotive Group, Inc. (a)	152,102
3,782	AutoNation, Inc. (a)	158,579
136	AutoZone, Inc. (a)	139,850
2,178	CarMax, Inc. (a)	169,579
2,563	Carvana Co. (a)(b)	183,408
1,790	Group 1 Automotive, Inc.	140,175
1,464	Lithia Motors, Inc. Class A	166,193
3,666	MarineMax, Inc. (a)	63,385
1,635	Murphy USA, Inc. (a)	139,744
349	O'Reilly Automotive, Inc. (a)	132,121
3,020	Penske Automotive Group, Inc.	138,678
2,259	Sonic Automotive, Inc.	45,700
		1,842,714

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Nonstore Retailers - 3.8%
80	Amazon.com, Inc. (a)	$154,122
3,540	eBay, Inc.	137,175
2,912	Liberty Expedia Holdings, Inc. (a)	135,175
5,930	Overstock.com, Inc. (a)(b)	78,157
4,943	Stitch Fix, Inc. (a)(b)	131,731
		636,360
Professional, Scientific, and Technical Services - 1.1%
37,816	Groupon, Inc. (a)	133,113
6,273	Quotient Technology, Inc. (a)	58,276
		191,389
Publishing Industries (except Internet) - 0.8%
3,079	Shutterfly, Inc. (a)	134,953
Repair and Maintenance - 0.8%
1,631	Monro Muffler Brake, Inc.	136,727
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.9%
9,834	Camping World Holdings, Inc. (b)	146,723
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 1.9%
14,848	BARNES & NOBLE, Inc.	74,686
3,356	Dick's Sporting Goods, Inc.	124,172
10,060	The Michaels Companies, Inc. (a)	113,074
		311,932
Support Activities for Transportation - 0.8%
1,046	Expedia, Inc.	135,813
	TOTAL COMMON STOCKS (Cost $13,122,878)	$11,289,448
Shares		Fair Value
SHORT TERM INVESTMENTS - 19.5%
Money Market Funds - 19.5%
555,187	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$555,187
2,746,955	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	2,746,955
	TOTAL SHORT TERM INVESTMENTS (Cost $3,302,142)	$3,302,142
	TOTAL INVESTMENTS (Cost $16,425,020) - 86.2% (e)	$14,591,590
	Other Assets in Excess of Liabilities - 13.8%	2,349,273
	TOTAL NET ASSETS - 100.0%	$16,940,863

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,536,060.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Retail Select Industry® Index	2.8374% representing 1 month LIBOR rate + spread	UBS Securities LLC	10/22/2019	4,013	$18,834,592	$193,014
Total return of S&P Retail Select Industry® Index	2.8374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	4,319	20,227,933	234,304
					$39,062,525	$427,318

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 22.8%
252,357	Global X Robotics & Artificial Intelligence ETF (a)	$5,428,199
	TOTAL INVESTMENT COMPANIES (Cost $5,132,961)	$5,428,199
SHORT TERM INVESTMENTS - 35.3%
Money Market Funds - 35.3%
5,510,000	Dreyfus Government Cash Management Institutional Shares, 2.33% (b)	$5,510,000
2,899,326	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	2,899,326
	TOTAL SHORT TERM INVESTMENTS (Cost $8,409,326)	$8,409,326
	TOTAL INVESTMENTS (Cost $13,542,287) - 58.1% (c)	$13,837,525
	Other Assets in Excess of Liabilities - 41.9%	10,006,009
	TOTAL NET ASSETS - 100.0%	$23,843,534

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $13,837,525.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	3.0374% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/17/2019	1,063,559	$19,433,351	$3,284,894
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	3.0874% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	878,535	17,165,189	1,664,050
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	2.8809% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	5/26/2020	1,131,138	24,321,685	(13,046)
					$60,920,225	$4,935,898

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 63.2%
Ambulatory Health Care Services - 3.5%
311,932	Array BioPharma, Inc. (a)	$7,052,782
112,613	CareDx, Inc. (a)	3,064,200
76,900	Genomic Health, Inc. (a)	4,946,977
162,390	Invitae Corp. (a)	3,835,652
41,906	Kura Oncology, Inc. (a)	634,457
38,457	Spark Therapeutics, Inc. (a)	4,102,977
		23,637,045
Chemical Manufacturing - 45.1%
87,718	AbbVie, Inc.	6,963,932
264,217	ACADIA Pharmaceuticals, Inc. (a)	6,354,419
99,906	Acceleron Pharma, Inc. (a)	4,069,171
362,567	Achillion Pharmaceuticals, Inc. (a)	1,073,198
205,446	Acorda Therapeutics, Inc. (a)	2,146,911
93,324	Agios Pharmaceuticals, Inc. (a)	5,218,678
172,071	Akebia Therapeutics, Inc. (a)	1,039,309
203,313	Alder BioPharmaceuticals, Inc. (a)	2,763,024
52,898	Alexion Pharmaceuticals, Inc. (a)	7,201,005
179,716	Alkermes PLC ADR (Ireland) (a)	5,448,989
62,016	Allakos, Inc. (a)(b)	2,431,647
81,726	Alnylam Pharmaceuticals, Inc. (a)	7,301,401
168,621	AMAG Pharmaceuticals, Inc. (a)	1,881,810
489,113	Amicus Therapeutics, Inc. (a)	6,524,768
97,792	Arena Pharmaceuticals, Inc. (a)	4,473,984
122,680	ArQule, Inc. (a)	732,400
40,545	Assembly Biosciences, Inc. (a)	639,800
144,171	BioCryst Pharmaceuticals, Inc. (a)	1,071,191
75,626	BioMarin Pharmaceutical, Inc. (a)	6,468,292
49,033	bluebird bio, Inc. (a)	6,954,350
49,842	Blueprint Medicines Corp. (a)	3,768,554
114,077	Cara Therapeutics, Inc. (a)(b)	2,176,589
80,590	Celgene Corp. (a)	7,628,649
247,783	Clovis Oncology, Inc. (a)	4,526,995
125,255	Coherus BioSciences, Inc. (a)	1,994,060
66,910	Cytokinetics, Inc. (a)	590,146
124,189	CytomX Therapeutics, Inc. (a)	1,181,037
45,325	Deciphera Pharmaceuticals, Inc. (a)	1,042,475
69,636	Denali Therapeutics, Inc. (a)(b)	1,703,993
86,794	Dicerna Pharmaceuticals, Inc. (a)	1,124,850
246,691	Dynavax Technologies Corp. (a)(b)	1,640,495
36,341	Eagle Pharmaceuticals, Inc. (a)	1,868,291
95,009	Emergent Biosolutions, Inc. (a)	4,910,065
46,593	Enanta Pharmaceuticals, Inc. (a)	4,062,444
112,613	Epizyme, Inc. (a)	1,397,527
94,382	Esperion Therapeutics, Inc. (a)(b)	4,067,864
124,021	FibroGen, Inc. (a)	5,795,501
66,277	Five Prime Therapeutics, Inc. (a)	734,349
130,129	Flexion Therapeutics, Inc. (a)	1,379,367
76,489	G1 Therapeutics, Inc. (a)	1,636,865
107,634	Gilead Sciences, Inc.	7,000,515
144,857	Halozyme Therapeutics, Inc. (a)	2,336,543
176,271	Heron Therapeutics, Inc. (a)	3,821,555
991,917	Immunogen, Inc. (a)	2,370,682
416,285	Immunomedics, Inc. (a)(b)	6,668,886
82,891	Incyte Corp. (a)	6,366,029
258,775	Inovio Pharmaceuticals, Inc. (a)(b)	972,994
Shares		Fair Value
Chemical Manufacturing (continued)
131,837	Insmed, Inc. (a)	$4,013,118
109,421	Intellia Therapeutics, Inc. (a)(b)	1,682,895
67,434	Intercept Pharmaceuticals, Inc. (a)	5,811,462
96,582	Ionis Pharmaceuticals, Inc. (a)	7,178,940
64,259	Ligand Pharmaceuticals, Inc. (a)	8,086,995
68,305	MacroGenics, Inc. (a)	1,145,475
43,237	Madrigal Pharmaceuticals, Inc. (a)	4,586,581
114,380	Momenta Pharmaceuticals, Inc. (a)	1,600,176
201,316	Myriad Genetics, Inc. (a)	6,337,428
88,572	Neurocrine Biosciences, Inc. (a)	6,398,441
1,317,069	OPKO Health, Inc. (a)	3,147,795
274,635	PDL BioPharma, Inc. (a)	898,057
211,771	Portola Pharmaceuticals, Inc. (a)	7,475,516
269,021	Progenics Pharmaceuticals, Inc. (a)	1,382,768
75,319	Prothena Corp. PLC (a)	783,318
151,056	PTC Therapeutics, Inc. (a)	5,652,516
119,189	Puma Biotechnology, Inc. (a)	3,828,351
59,558	Ra Pharmaceuticals, Inc. (a)	1,322,188
132,954	Radius Health, Inc. (a)	2,927,647
16,894	Regeneron Pharmaceuticals, Inc. (a)	5,797,007
79,475	REGENXBIO, Inc. (a)	4,005,540
71,913	Repligen Corp. (a)	4,845,498
482,665	Rigel Pharmaceuticals, Inc. (a)	1,076,343
42,442	Rocket Pharmaceuticals, Inc. (a)	787,724
45,113	Sage Therapeutics, Inc. (a)(b)	7,589,360
52,055	Sarepta Therapeutics, Inc. (a)	6,087,312
98,323	Seattle Genetics, Inc. (a)	6,664,333
269,503	Spectrum Pharmaceuticals, Inc. (a)	2,525,243
98,336	Stemline Therapeutics, Inc. (a)	1,475,040
208,434	TG Therapeutics, Inc. (a)(b)	1,657,050
89,247	Ultragenyx Pharmaceutical, Inc. (a)	5,890,302
61,527	United Therapeutics Corp. (a)	6,310,824
221,870	Vanda Pharmaceuticals, Inc. (a)	3,614,262
62,341	Veracyte, Inc. (a)	1,425,739
38,402	Vertex Pharmaceuticals, Inc. (a)	6,489,170
46,345	Xencor, Inc. (a)	1,423,255
		305,449,268
Credit Intermediation and Related Activities - 0.2%
79,701	Retrophin, Inc. (a)	1,520,695
Merchant Wholesalers, Nondurable Goods - 2.8%
127,591	Aimmune Therapeutics, Inc. (a)	2,569,683
89,076	Atara Biotherapeutics, Inc. (a)	2,992,954
136,081	Global Blood Therapeutics, Inc. (a)	7,538,887
611,495	Viking Therapeutics, Inc. (a)(b)	4,788,006
287,255	ZIOPHARM Oncology, Inc. (a)(b)	1,269,667
		19,159,197
Miscellaneous Manufacturing - 1.0%
28,366	Anika Therapeutics, Inc. (a)	903,457
98,128	Mirati Therapeutics, Inc. (a)	5,837,635
		6,741,092
Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
28,109	Cyclerion Therapeutics, Inc. (a)	428,100
19,370	Rhythm Pharmaceuticals, Inc. (a)	489,674
		917,774
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

Shares		Fair Value
Professional, Scientific, and Technical Services - 9.7%
32,833	Akcea Therapeutics, Inc. (a)(b)	$823,780
75,253	Allogene Therapeutics, Inc. (a)(b)	2,253,827
37,619	Amgen, Inc.	6,745,839
59,252	AnaptysBio, Inc. (a)	4,308,806
37,557	Apellis Pharmaceuticals, Inc. (a)	744,004
280,176	Arrowhead Pharmaceuticals, Inc. (a)	5,037,565
59,276	Athenex, Inc. (a)(b)	585,647
22,120	Biogen, Inc. (a)	5,070,789
77,266	Biohaven Pharmaceutical Holding Co. Ltd (a)	4,624,370
193,416	Editas Medicine, Inc. (a)	4,787,046
79,718	Exact Sciences Corp. (a)	7,867,369
295,417	Exelixis, Inc. (a)	5,807,898
146,014	Fate Therapeutics, Inc. (a)	2,453,035
48,154	GlycoMimetics, Inc. (a)	586,034
440,447	Intrexon Corp. (a)(b)	1,907,136
281,242	Ironwood Pharmaceuticals, Inc. Class A (a)	3,343,967
107,694	Natera, Inc. (a)	2,058,032
391,827	Sangamo Therapeutics, Inc. (a)	4,580,458
121,173	Vericel Corp. (a)	2,058,729
		65,644,331
Support Activities for Transportation - 0.4%
203,700	Iovance Biotherapeutics, Inc. (a)	2,322,180
Waste Management and Remediation Services - 0.4%
68,576	Audentes Therapeutics, Inc. (a)	2,591,487
	TOTAL COMMON STOCKS (Cost $451,359,076)	$427,983,069
Shares		Fair Value
SHORT TERM INVESTMENTS - 37.9%
Money Market Funds - 37.9%
98,167,248	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$98,167,248
158,717,348	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	158,717,348
	TOTAL SHORT TERM INVESTMENTS (Cost $256,884,596)	$256,884,596
	TOTAL INVESTMENTS (Cost $708,243,672) - 101.1% (e)	$684,867,665
	Liabilities in Excess of Other Assets - (1.1)%	(7,416,157)
	TOTAL NET ASSETS - 100.0%	$677,451,508

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $437,265,704.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	2.6474% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2019	167,365	$1,156,344,283	$(50,034,217)
Total return of S&P Biotechnology Select Industry Index	2.0474% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	39,731	259,380,101	2,474,227
Total return of S&P Biotechnology Select Industry Index	2.5509% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	2/25/2020	35,351	239,152,504	(5,361,983)
					$1,654,876,888	$(52,921,973)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 54.0%
Money Market Funds - 54.0%
11,424,137	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$11,424,137
50,958,839	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	50,958,839
	TOTAL SHORT TERM INVESTMENTS (Cost $62,382,976) (b)	$62,382,976
	TOTAL INVESTMENTS (Cost $62,382,976) - 54.0%	$62,382,976
	Other Assets in Excess of Liabilities - 46.0%	53,235,732
	TOTAL NET ASSETS - 100.0%	$115,618,708

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $62,382,976.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
2.3674% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	9/18/2019	31,227	$208,891,426	$3,159,457
1.7374% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/13/2019	13,944	93,206,397	1,207,633
2.3509% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	4/27/2020	7,243	47,990,680	85,457
					$350,088,503	$4,452,547

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 51.8%
Electronics and Appliance Stores - 0.0% (†)
1,147	REX American Resources Corp. (a)	$96,933
Funds, Trusts, and Other Financial Vehicles - 0.3%
48,313	Magnolia Oil & Gas Corp. (a)	636,765
Gasoline Stations - 1.1%
67,378	Delek US Holdings, Inc.	2,497,029
Mining (except Oil and Gas) - 0.8%
180,309	CNX Resources Corp. (a)	1,615,569
29,211	Ring Energy, Inc. (a)	151,313
		1,766,882
Nonstore Retailers - 0.3%
19,449	World Fuel Services Corp.	600,002
Oil and Gas Extraction - 35.8%
52,996	Anadarko Petroleum Corp.	3,860,759
69,822	Apache Corp.	2,297,842
11,040	Bonanza Creek Energy, Inc. (a)	265,733
90,444	Cabot Oil & Gas Corp.	2,341,595
110,156	California Resources Corp. (a)(b)	2,322,089
323,776	Callon Petroleum Co. (a)	2,431,558
195,065	Carrizo Oil & Gas, Inc. (a)(b)	2,500,733
817,077	Chesapeake Energy Corp. (a)(b)	2,377,694
32,677	Cimarex Energy Co.	2,243,603
30,222	Clean Energy Fuels Corp. (a)	94,897
22,282	Concho Resources, Inc.	2,570,897
55,964	Continental Resources, Inc. (a)	2,573,784
734,289	Denbury Resources, Inc. (a)	1,637,464
83,523	Devon Energy Corp.	2,684,429
23,413	Diamondback Energy, Inc.	2,490,909
25,811	EOG Resources, Inc.	2,479,147
121,527	EQT Corp.	2,485,227
232,264	Extraction Oil & Gas, Inc. (a)	1,091,641
28,754	Green Plains, Inc.	499,457
234,639	Gulfport Energy Corp. (a)	1,536,885
64,431	Jagged Peak Energy, Inc. (a)	681,036
186,365	Kosmos Energy Ltd.	1,246,782
308,198	Laredo Petroleum, Inc. (a)	930,758
122,711	Matador Resources Co. (a)	2,416,180
104,172	Noble Energy, Inc.	2,818,894
273,731	Northern Oil and Gas, Inc. (a)	725,387
439,999	Oasis Petroleum, Inc. (a)	2,683,994
35,594	Occidental Petroleum Corp.	2,095,775
13,758	Par Pacific Holdings, Inc. (a)	268,831
129,117	Parsley Energy, Inc. (a)	2,577,175
58,254	PDC Energy, Inc. (a)	2,533,466
23,633	Phillips 66	2,227,883
17,113	Pioneer Natural Resources Co.	2,848,630
309,021	QEP Resources, Inc. (a)	2,323,838
227,837	Range Resources Corp.	2,059,646
27,625	Renewable Energy Group, Inc. (a)	666,315
148,028	SM Energy Co.	2,358,086
522,442	Southwestern Energy Co. (a)(b)	2,063,646
6,163	Talos Energy, Inc. (a)	183,041
70,121	Tellurian, Inc. (a)(b)	666,150
122,533	W&T Offshore, Inc. (a)	781,761
Shares		Fair Value
Oil and Gas Extraction (continued)
98,971	Whiting Petroleum Corp. (a)	$2,710,816
195,543	WPX Energy, Inc. (a)	2,716,092
		81,370,525
Petroleum and Coal Products Manufacturing - 8.7%
18,310	Chevron Corp.	2,198,298
28,283	CVR Energy, Inc.	1,289,988
28,275	Exxon Mobil Corp.	2,269,917
45,689	HollyFrontier Corp.	2,180,736
137,131	Marathon Oil Corp.	2,336,712
38,828	Marathon Petroleum Corp.	2,363,460
76,891	Murphy Oil Corp.	2,094,511
76,798	PBF Energy, Inc.	2,578,877
27,965	Valero Energy Corp.	2,535,307
		19,847,806
Printing and Related Support Activities - 1.1%
237,912	Centennial Resource Development, Inc. (a)(b)	2,505,213
Support Activities for Mining - 3.7%
285,597	Antero Resources Corp. (a)	2,070,578
34,143	ConocoPhillips	2,155,106
40,555	Hess Corp.	2,600,387
6,465	Penn Virginia Corp. (a)	290,278
204,947	SRC Energy, Inc. (a)	1,260,424
		8,376,773
	TOTAL COMMON STOCKS (Cost $121,600,712)	$117,697,928
SHORT TERM INVESTMENTS - 32.2%
Money Market Funds - 32.2%
1,310,037	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$1,310,037
71,839,867	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	71,839,867
	TOTAL SHORT TERM INVESTMENTS (Cost $73,149,904)	$73,149,904
	TOTAL INVESTMENTS (Cost $194,750,616) - 84.0% (e)	$190,847,832
	Other Assets in Excess of Liabilities - 16.0%	36,500,148
	TOTAL NET ASSETS - 100.0%	$227,347,980

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2019

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $145,375,274.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	2.4374% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2019	16,715	$81,013,663	$(2,326,875)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	2.8974% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	60,139	252,584,888	29,010,872
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	2.1574% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	42,942	194,538,221	7,152,112
					$528,136,772	$33,836,109

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 56.5%
Money Market Funds - 56.5%
29,630,016	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$29,630,016
	TOTAL SHORT TERM INVESTMENTS (Cost $29,630,016) (b)	$29,630,016
	TOTAL INVESTMENTS (Cost $29,630,016) - 56.5%	$29,630,016
	Other Assets in Excess of Liabilities - 43.5%	22,810,932
	TOTAL NET ASSETS - 100.0%	$52,440,948

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $29,630,016.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.2374% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/5/2019	25,922	$125,442,971	$3,447,015
2.3574% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Credit Suisse Capital LLC	12/9/2019	6,584	30,814,346	(27,977)
1.7374% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Citibank N.A.	12/13/2019	890	3,936,662	(249,175)
					$160,193,979	$3,169,863

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 70.9%
Computer and Electronic Product Manufacturing - 60.2%
637,972	Advanced Micro Devices, Inc. (a)(b)	$17,627,166
140,349	Analog Devices, Inc.	16,314,168
109,033	Broadcom, Inc.	34,716,107
69,936	Cree, Inc. (a)	4,622,070
246,530	Cypress Semiconductor Corp.	4,235,385
566,902	Intel Corp.	28,934,678
445,389	Marvell Technology Group Ltd.	11,143,633
185,229	Maxim Integrated Products, Inc.	11,113,740
36,741	Mellanox Technologies Ltd. (a)	4,419,942
160,549	Microchip Technology, Inc.	16,037,240
367,209	Micron Technology, Inc. (a)	15,444,811
36,720	MKS Instruments, Inc.	3,341,887
28,739	Monolithic Power Systems, Inc.	4,474,950
194,623	NVIDIA Corp.	35,226,763
164,387	NXP Semiconductors NV	17,362,555
277,576	ON Semiconductor Corp. (a)	6,400,903
83,189	Qorvo, Inc. (a)	6,289,920
562,329	Qualcomm, Inc.	48,433,397
24,451	Silicon Motion Technology Corp. ADR	935,006
117,927	Skyworks Solutions, Inc.	10,398,803
384,417	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	16,845,153
121,445	Teradyne, Inc.	5,950,805
283,822	Texas Instruments, Inc.	33,442,746
119,802	Xilinx, Inc.	14,393,012
		368,104,840
Machinery Manufacturing - 7.4%
391,536	Applied Materials, Inc.	17,254,992
48,588	ASML Holding NV ADR (Netherlands)	10,146,146
85,256	Lam Research Corp.	17,684,652
		45,085,790
Merchant Wholesalers, Durable Goods - 2.8%
91,426	Entegris, Inc.	3,735,666
102,549	KLA-Tencor Corp.	13,072,947
		16,808,613
Shares		Fair Value
Primary Metal Manufacturing - 0.5%
29,191	Silicon Laboratories, Inc. (a)	$3,142,703
	TOTAL COMMON STOCKS (Cost $400,664,136)	$433,141,946
SHORT TERM INVESTMENTS - 12.8%
Money Market Funds - 12.8%
42,436,599	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)	$42,436,599
35,739,272	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	35,739,272
	TOTAL SHORT TERM INVESTMENTS (Cost $78,175,871)	$78,175,871
	TOTAL INVESTMENTS (Cost $478,840,007) - 83.7% (d)	$511,317,817
	Other Assets in Excess of Liabilities - 16.3%	99,850,294
	TOTAL NET ASSETS - 100.0%	$611,168,111

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $449,793,551.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of PHLX Semiconductor Sector Index	2.5809% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	9/25/2019	147,000	$169,729,910	$58,574,176
Total return of PHLX Semiconductor Sector Index	2.8474% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	377,434	403,624,523	182,183,779
Total return of PHLX Semiconductor Sector Index	2.7674% representing 1 month LIBOR rate + spread	Citibank N.A.	12/18/2019	214,065	279,447,969	53,082,504
Total return of PHLX Semiconductor Sector Index	2.4474% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	161,384	243,639,386	7,306,954
					$1,096,441,788	$301,147,413

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 80.4%
Money Market Funds - 80.4%
138,726,844	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$138,726,844
	TOTAL SHORT TERM INVESTMENTS (Cost $138,726,844) (b)	$138,726,844
	TOTAL INVESTMENTS (Cost $138,726,844) - 80.4%	$138,726,844
	Other Assets in Excess of Liabilities - 19.6%	33,876,767
	TOTAL NET ASSETS - 100.0%	$172,603,611

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $138,726,844.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.4674% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	UBS Securities LLC	12/6/2019	61,387	$80,912,620	$(14,462,564)
2.2374% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Credit Suisse Capital LLC	12/20/2019	116,064	176,417,662	(4,116,435)
2.5174% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Citibank N.A.	12/24/2019	155,295	208,382,406	(32,946,714)
					$465,712,688	$(51,525,713)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 68.5%
7,070,103	Technology Select Sector SPDR Fund (a)(b)	$556,487,807
	TOTAL INVESTMENT COMPANIES (Cost $467,409,394)	$556,487,807
SHORT TERM INVESTMENTS - 22.7%
Money Market Funds - 22.7%
77,111,262	Dreyfus Government Cash Management Institutional Shares, 2.33% (c)(d)	$77,111,262
107,564,469	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (c)	107,564,469
	TOTAL SHORT TERM INVESTMENTS (Cost $184,675,731)	$184,675,731
	TOTAL INVESTMENTS (Cost $652,085,125) - 91.2% (e)	$741,163,538
	Other Assets in Excess of Liabilities - 8.8%	71,498,888
	TOTAL NET ASSETS - 100.0%	$812,662,426

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $585,519,832.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Technology Select Sector Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	744,856	$561,602,927	$26,702,519
Total return of Technology Select Sector Index	2.9074% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	186,618	123,054,222	24,025,954
Total return of Technology Select Sector Index	3.0974% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	983,763	627,414,528	146,990,151
Total return of Technology Select Sector Index	2.7509% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	3/27/2020	462,953	308,379,371	56,947,527
					$1,620,451,048	$254,666,151

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 97.0%
Money Market Funds - 97.0%
9,162,138	Dreyfus Government Cash Management Institutional Shares, 2.33% (a)	$9,162,138
25,009,836	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	25,009,836
	TOTAL SHORT TERM INVESTMENTS (Cost $34,171,974) (b)	$34,171,974
	TOTAL INVESTMENTS (Cost $34,171,974) - 97.0%	$34,171,974
	Other Assets in Excess of Liabilities - 3.0%	1,040,882
	TOTAL NET ASSETS - 100.0%	$35,212,856

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $34,171,974.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.6174% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/3/2019	24,250	$18,185,726	$(972,247)
2.6974% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Credit Suisse Capital LLC	12/10/2019	56,185	36,330,906	(7,950,032)
2.5374% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/13/2019	19,478	11,949,700	(3,417,374)
2.5509% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	6/25/2020	33,613	23,123,517	(3,411,437)
					$89,589,849	$(15,751,090)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 9.9%
Air Transportation - 1.8%
249	Alaska Air Group, Inc.	$15,413
249	American Airlines Group, Inc.	8,511
249	Delta Air Lines, Inc.	14,514
249	JetBlue Airways Corp. (a)	4,619
249	Southwest Airlines Co.	13,503
249	United Continental Holdings, Inc. (a)	22,126
		78,686
Couriers and Messengers - 1.6%
249	FedEx Corp.	47,175
249	United Parcel Service, Inc. Class B	26,449
		73,624
Miscellaneous Manufacturing - 0.2%
249	Matson, Inc.	9,863
Rail Transportation - 3.2%
249	CSX Corp.	19,828
249	Kansas City Southern Railway Co.	30,662
249	Norfolk Southern Corp.	50,801
249	Union Pacific Corp.	44,083
		145,374
Rental and Leasing Services - 0.6%
249	Avis Budget Group, Inc. (a)	8,852
249	Ryder System, Inc.	15,687
		24,539
Support Activities for Transportation - 0.9%
249	C.H. Robinson Worldwide, Inc.	20,169
249	Expeditors International of Washington, Inc.	19,776
		39,945
Truck Transportation - 1.1%
249	J.B. Hunt Transport Services, Inc.	23,526
249	Landstar System, Inc.	27,131
		50,657
Shares		Fair Value
Water Transportation - 0.5%
249	Kirby Corp. (a)	$20,348
	TOTAL COMMON STOCKS (Cost $436,891)	$443,036
SHORT TERM INVESTMENTS - 44.7%
Money Market Funds - 44.7%
2,008,470	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$2,008,470
	TOTAL SHORT TERM INVESTMENTS (Cost $2,008,470)	$2,008,470
	TOTAL INVESTMENTS (Cost $2,445,361) - 54.6% (c)	$2,451,506
	Other Assets in Excess of Liabilities - 45.4%	2,035,554
	TOTAL NET ASSETS - 100.0%	$4,487,060

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2019.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,451,506.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones Transportation Average	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2019	905	$9,146,189	$638,479
Total return of Dow Jones Transportation Average	3.0374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/9/2019	295	3,167,728	26,683
					$12,313,917	$665,162

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
COMMON STOCKS - 66.7%
Management of Companies and Enterprises - 0.9%
3,955	AES Corp.	$67,709
Utilities - 65.8%
1,410	Alliant Energy Corp.	66,594
1,461	Ameren Corp.	106,317
2,947	American Electric Power Co., Inc.	252,116
1,079	American Water Works Co., Inc.	116,737
698	Atmos Energy Corp.	71,433
2,994	CenterPoint Energy, Inc.	92,814
1,693	CMS Energy Corp.	94,046
1,918	Consolidated Edison, Inc.	165,255
4,774	Dominion Resources, Inc.	371,751
1,087	DTE Energy Co.	136,647
4,343	Duke Energy Corp.	395,734
1,946	Edison International	124,097
1,132	Entergy Corp.	109,691
1,521	Evergy, Inc.	87,944
1,893	Eversource Energy	135,652
5,792	Exelon Corp.	295,102
3,008	FirstEnergy Corp.	126,426
2,856	NextEra Energy, Inc.	555,321
2,225	NiSource, Inc.	61,811
1,679	NRG Energy, Inc.	69,125
670	Pinnacle West Capital Corp.	63,831
4,306	PPL Corp.	134,390
3,019	Public Service Enterprise Group, Inc.	180,083
1,637	Sempra Energy	209,454
6,180	Southern Co.	328,900
1,884	WEC Energy Group, Inc.	147,762
3,071	Xcel Energy, Inc.	173,512
		4,672,545
	TOTAL COMMON STOCKS (Cost $4,507,960)	$4,740,254
Shares		Fair Value
SHORT TERM INVESTMENTS - 14.8%
Money Market Funds - 14.8%
1,050,450	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$1,050,450
	TOTAL SHORT TERM INVESTMENTS (Cost $1,050,450)	$1,050,450
	TOTAL INVESTMENTS (Cost $5,558,410) - 81.5% (b)	$5,790,704
	Other Assets in Excess of Liabilities - 18.5%	1,312,179
	TOTAL NET ASSETS - 100.0%	$7,102,883

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,706,287.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Utilities Select Sector Index	2.8874% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	23,637	$13,978,874	$22,756
Total return of Utilities Select Sector Index	2.8374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	4,281	2,517,296	19,236
					$16,496,170	$41,992

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 62.4%
80,000	iShares 7-10 Year Treasury Bond ETF (a)	$8,472,000
	TOTAL INVESTMENT COMPANIES (Cost $8,337,070)	$8,472,000
SHORT TERM INVESTMENTS - 33.2%
Money Market Funds - 33.2%
4,511,012	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$4,511,012
	TOTAL SHORT TERM INVESTMENTS (Cost $4,511,012)	$4,511,012
	TOTAL INVESTMENTS (Cost $12,848,082) - 95.6% (c)	$12,983,012
	Other Assets in Excess of Liabilities - 4.4%	604,476
	TOTAL NET ASSETS - 100.0%	$13,587,488

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,062,871.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares 7-10 Year Treasury Bond ETF	2.6474% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	211,930	$22,159,321	$245,414
Total return of iShares 7-10 Year Treasury Bond ETF	1.7574% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	21,208	2,189,938	55,351
Total return of iShares 7-10 Year Treasury Bond ETF	1.7574% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	71,777	7,428,900	172,175
					$31,778,159	$472,940

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 65.7%
Money Market Funds - 65.7%
9,834,964	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$9,834,964
	TOTAL SHORT TERM INVESTMENTS (Cost $9,834,964) (b)	$9,834,964
	TOTAL INVESTMENTS (Cost $9,834,964) - 65.7%	$9,834,964
	Other Assets in Excess of Liabilities - 34.3%	5,142,071
	TOTAL NET ASSETS - 100.0%	$14,977,035

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,834,964.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0874% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse Capital LLC	12/13/2019	41,075	$4,330,807	$(14,715)
1.2074% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	12/18/2019	175,000	18,070,500	(489,721)
1.2074% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	1/15/2020	208,206	21,438,847	(649,096)
					$43,840,154	$(1,153,532)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 77.8%
706,411	iShares 20+ Year Treasury Bond ETF (a)	$87,347,720
	TOTAL INVESTMENT COMPANIES (Cost $87,529,188)	$87,347,720
SHORT TERM INVESTMENTS - 11.0%
Money Market Funds - 11.0%
12,326,579	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (b)	$12,326,579
	TOTAL SHORT TERM INVESTMENTS (Cost $12,326,579)	$12,326,579
	TOTAL INVESTMENTS (Cost $99,855,767) - 88.8% (c)	$99,674,299
	Other Assets in Excess of Liabilities - 11.2%	12,596,722
	TOTAL NET ASSETS - 100.0%	$112,271,021

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $94,234,815.

Long Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares 20+ Year Treasury Bond ETF	2.2374% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	629,382	$76,062,091	$1,665,388
Total return of iShares 20+ Year Treasury Bond ETF	2.5374% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	988,154	121,301,683	799,692
Total return of iShares 20+ Year Treasury Bond ETF	2.1374% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	400,000	48,472,000	1,010,480
					$245,835,774	$3,475,560

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.2%
Money Market Funds - 62.2%
129,469,981	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 2.24% (a)	$129,469,981
	TOTAL SHORT TERM INVESTMENTS (Cost $129,469,981) (b)	$129,469,981
	TOTAL INVESTMENTS (Cost $129,469,981) - 62.2%	$129,469,981
	Other Assets in Excess of Liabilities - 37.8%	78,558,486
	TOTAL NET ASSETS - 100.0%	$208,028,467

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $129,469,981.

Short Total Return Swap Contracts (Unaudited)

April 30, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.2374% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/4/2019	500,000	$61,065,839	$(712,626)
1.8674% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/09/2019	2,013,758	237,260,967	(12,128,823)
2.3074% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/13/2019	933,475	114,862,255	(447,514)
1.8674% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	12/18/2019	1,600,000	193,888,000	(3,911,338)
					$607,077,061	$(17,200,301)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$44,954,682	$2,373,688	$983,300,935	$258,957,478
Cash equivalents	10,016,064	1,348,407	78,104,745	185,148,592
Due from investment adviser, net (Note 6)	—	20	—	—
Dividend and interest receivable	32,795	6,402	561,055	851,040
Due from broker for swap contracts	41,790	—	—	5,020
Unrealized appreciation on swap contracts	6,449,250	—	247,865,199	—
Prepaid expenses and other assets	20,141	2,621	259,331	77,246
Total Assets	61,514,722	3,731,138	1,310,091,265	445,039,376
Liabilities:
Unrealized depreciation on swap contracts	1,800	496,237	—	87,521,453
Due to investment adviser, net (Note 6)	31,048	—	643,357	228,016
Due to broker for swap contracts	6,761,356	—	245,420,886	269,438
Accrued expenses and other liabilities	70,664	14,546	992,299	336,274
Total Liabilities	6,864,868	510,783	247,056,542	88,355,181
Net Assets	$54,649,854	$3,220,355	$1,063,034,723	$356,684,195
Net Assets Consist of:
Capital stock	$57,329,520	$72,224,811	$907,386,773	$1,678,021,118
Total distributable earnings (loss)	(2,679,666)	(69,004,456)	155,647,950	(1,321,336,923)
Net Assets	$54,649,854	$3,220,355	$1,063,034,723	$356,684,195
Calculation of Net Asset Value Per Share:
Net assets	$54,649,854	$3,220,355	$1,063,034,723	$356,684,195
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,200,132	62,881	20,305,004	19,153,892
Net assets value, redemption price and offering price per share	$45.54	$51.21	$52.35	$18.62
Cost of Investments	$44,148,983	$2,373,688	$924,920,046	$258,957,478

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily EURO STOXX 50® Bull 3X Shares	Direxion Daily FTSE China Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$703,354,170	$232,940,500	$1,784,782	$304,579,053
Cash equivalents	110,357,576	141,616,548	1,067,596	116,301,082
Due from investment adviser, net (Note 6)	—	—	1,536	—
Dividend and interest receivable	613,265	722,314	3,713	372,098
Due from broker for swap contracts	358,236	113	—	799,032
Unrealized appreciation on swap contracts	182,565,035	—	449,960	42,944,221
Prepaid expenses and other assets	47,467	40,685	1,572	18,564
Total Assets	997,295,749	375,320,160	3,309,159	465,014,050
Liabilities:
Unrealized depreciation on swap contracts	95,992	59,069,327	—	2,866,933
Due to investment adviser, net (Note 6)	519,915	204,688	—	263,372
Due to broker for swap contracts	191,739,934	—	330,000	48,118,490
Accrued expenses and other liabilities	860,952	341,139	18,925	279,948
Total Liabilities	193,216,793	59,615,154	348,925	51,528,743
Net Assets	$804,078,956	$315,705,006	$2,960,234	$413,485,307
Net Assets Consist of:
Capital stock	$873,303,076	$3,477,144,486	$3,617,005	$476,553,442
Total distributable loss	(69,224,120)	(3,161,439,480)	(656,771)	(63,068,135)
Net Assets	$804,078,956	$315,705,006	$2,960,234	$413,485,307
Calculation of Net Asset Value Per Share:
Net assets	$804,078,956	$315,705,006	$2,960,234	$413,485,307
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	12,000,068	7,094,075	150,001	17,050,013
Net assets value, redemption price and offering price per share	$67.01	$44.50	$19.73	$24.25
Cost of Investments	$704,635,777	$232,940,500	$1,789,346	$300,874,895

*  Securities loaned with values of $60,560,373,$–,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$54,022,313	$19,139,131	$24,710,485	$380,962,578
Cash equivalents	39,514,826	11,219,977	5,132,733	107,917,071
Receivable for Fund shares sold	650	—	—	10,887
Dividend and interest receivable	174,129	48,584	22,373	468,818
Due from broker for swap contracts	157	—	—	37,204
Unrealized appreciation on swap contracts	558,462	7,323,126	3,713	26,258,470
Prepaid expenses and other assets	2,653	11,311	8,773	58,938
Total Assets	94,273,190	37,742,129	29,878,077	515,713,966
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	81
Payable for Fund shares redeemed	2,168,167	—	—	(863)
Unrealized depreciation on swap contracts	4,020,439	154	955,789	1,477,435
Due to investment adviser, net (Note 6)	49,091	18,423	11,556	304,188
Due to broker for swap contracts	56,128	6,830,000	—	21,900,000
Accrued expenses and other liabilities	66,618	31,342	25,865	303,496
Total Liabilities	6,360,443	6,879,919	993,210	23,984,337
Net Assets	$87,912,747	$30,862,210	$28,884,867	$491,729,629
Net Assets Consist of:
Capital stock	$173,736,953	$50,227,403	$74,142,292	$337,283,509
Total distributable earnings (loss)	(85,824,206)	(19,365,194)	(45,257,425)	154,446,120
Net Assets	$87,912,747	$30,862,209	$28,884,867	$491,729,629
Calculation of Net Asset Value Per Share:
Net assets	$87,912,747	$30,862,209	$28,884,867	$491,729,629
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,027,337	1,050,001	1,269,092	17,353,728
Net assets value, redemption price and offering price per share	$43.36	$29.39	$22.76	$28.34
Cost of Investments	$54,022,313	$19,141,607	$24,746,663	$379,612,985

*  Securities loaned with values of $–,$–,$– and $17,590,161, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$11,023,291	$5,522,427	$167,270,993	$44,607,648
Cash equivalents	4,876,158	3,700,480	73,112,500	28,715,444
Dividend and interest receivable	18,778	17,573	288,483	142,863
Due from broker for swap contracts	13,609	206	56,476	—
Unrealized appreciation on swap contracts	2,713,872	—	23,568,144	—
Prepaid expenses and other assets	38,800	35,049	60,735	35,832
Total Assets	18,684,508	9,275,735	264,357,331	73,501,787
Liabilities:
Payable for Fund shares redeemed	—	—	16,564	—
Unrealized depreciation on swap contracts	—	778,476	—	8,035,765
Due to investment adviser, net (Note 6)	4,814	93	156,111	36,404
Due to broker for swap contracts	2,417,000	2,718	24,183,791	—
Accrued expenses and other liabilities	20,415	13,104	207,481	58,809
Total Liabilities	2,442,229	794,391	24,563,947	8,130,978
Net Assets	$16,242,279	$8,481,344	$239,793,384	$65,370,809
Net Assets Consist of:
Capital stock	$20,719,319	$49,218,285	$405,537,209	$446,312,988
Total distributable loss	(4,477,040)	(40,736,941)	(165,743,825)	(380,942,179)
Net Assets	$16,242,279	$8,481,344	$239,793,384	$65,370,809
Calculation of Net Asset Value Per Share:
Net assets	$16,242,279	$8,481,344	$239,793,384	$65,370,809
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	250,001	684,916	2,831,598	1,595,232
Net assets value, redemption price and offering price per share	$64.97	$12.38	$84.68	$40.98
Cost of Investments	$11,050,028	$5,522,427	$165,644,250	$44,607,648

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$59,677,379	$8,811,445	$5,710,905	$39,883,647
Cash equivalents	21,642,492	1,961,848	1,420,596	8,650,639
Receivable for investments sold	—	—	—	1,536,743
Dividend and interest receivable	82,138	11,438	9,207	56,749
Due from broker for swap contracts	9,259	3,155	—	—
Unrealized appreciation on swap contracts	10,961,916	212,222	494,470	59,028
Prepaid expenses and other assets	23,375	7,174	2,667	7,019
Total Assets	92,396,559	11,007,282	7,637,845	50,193,825
Liabilities:
Collateral for securities loaned (Note 2)	—	—	13,534	—
Unrealized depreciation on swap contracts	3,453	—	104,757	3,628,244
Due to investment adviser, net (Note 6)	54,477	3,152	3,534	28,668
Due to broker for swap contracts	11,065,038	321,271	511,002	54,918
Accrued expenses and other liabilities	153,731	31,799	17,695	37,041
Total Liabilities	11,276,699	356,222	650,522	3,748,871
Net Assets	$81,119,860	$10,651,060	$6,987,323	$46,444,954
Net Assets Consist of:
Capital stock	$74,384,361	$17,230,777	$9,208,451	$55,615,260
Total distributable earnings (loss)	6,735,499	(6,579,717)	(2,221,128)	(9,170,306)
Net Assets	$81,119,860	$10,651,060	$6,987,323	$46,444,954
Calculation of Net Asset Value Per Share:
Net assets	$81,119,860	$10,651,060	$6,987,323	$46,444,954
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,049,686	200,001	550,001	1,750,001
Net assets value, redemption price and offering price per share	$77.28	$53.26	$12.70	$26.54
Cost of Investments	$59,059,352	$8,957,431	$5,639,673	$40,273,875

*  Securities loaned with values of $–,$–,$13,265 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$130,612,460	$21,526,348	$51,028,553	$5,007,556
Cash equivalents	4,629,951	3,200,909	9,774,424	314,560
Receivable for Fund shares sold	2,099,732	—	—	32,340
Due from investment adviser, net (Note 6)	—	—	—	894
Dividend and interest receivable	191,984	47,237	38,134	4,722
Due from broker for swap contracts	7,071,664	—	—	46,754
Unrealized appreciation on swap contracts	8,510,378	176,652	11,867,749	489,673
Prepaid expenses and other assets	62,526	8,565	34,583	25,430
Total Assets	153,178,695	24,959,711	72,743,443	5,921,929
Liabilities:
Collateral for securities loaned (Note 2)	—	—	4,772	—
Payable for Fund shares redeemed	—	—	8,759	—
Payable for investments purchased	6,464,700	—	—	—
Unrealized depreciation on swap contracts	—	1,103,790	—	58,513
Due to investment adviser, net (Note 6)	81,837	12,720	35,333	—
Due to broker for swap contracts	15,612,029	250,000	11,521,000	532,984
Due to custodian	—	—	—	58
Accrued expenses and other liabilities	81,727	23,358	52,893	12,981
Total Liabilities	22,240,293	1,389,868	11,622,757	604,536
Net Assets	$130,938,402	$23,569,843	$61,120,686	$5,317,393
Net Assets Consist of:
Capital stock	$202,461,859	$175,676,156	$55,692,551	$4,399,973
Total distributable earnings (loss)	(71,523,457)	(152,106,313)	5,428,135	917,420
Net Assets	$130,938,402	$23,569,843	$61,120,686	$5,317,393
Calculation of Net Asset Value Per Share:
Net assets	$130,938,402	$23,569,843	$61,120,686	$5,317,393
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,118,002	1,794,595	1,200,001	150,001
Net assets value, redemption price and offering price per share	$41.99	$13.13	$50.93	$35.45
Cost of Investments	$131,509,441	$21,526,348	$49,599,997	$4,790,743

*  Securities loaned with values of $–,$–,$4,649 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Communication Services Index Bear 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$1,025,507	$4,556,311	$508,698	$2,134,192
Cash equivalents	615,917	343,918	329,532	296,365
Due from investment adviser, net (Note 6)	1,987	827	2,435	1,252
Dividend and interest receivable	4,118	2,825	1,948	4,592
Due from broker for swap contracts	—	1,791	—	31
Unrealized appreciation on swap contracts	—	577,695	—	307,170
Prepaid expenses and other assets	25,440	11,544	11,722	1,717
Total Assets	1,672,969	5,494,911	854,335	2,745,319
Liabilities:
Payable for Fund shares redeemed	—	4,865	—	—
Unrealized depreciation on swap contracts	3,102	—	14,299	—
Due to broker for swap contracts	—	560,000	2,745	—
Accrued expenses and other liabilities	12,771	18,406	18,177	18,322
Total Liabilities	15,873	583,271	35,221	18,322
Net Assets	$1,657,096	$4,911,640	$819,114	$2,726,997
Net Assets Consist of:
Capital stock	$2,500,025	$4,137,389	$1,340,775	$2,500,025
Total distributable earnings (loss)	(842,929)	774,251	(521,661)	226,972
Net Assets	$1,657,096	$4,911,640	$819,114	$2,726,997
Calculation of Net Asset Value Per Share:
Net assets	$1,657,096	$4,911,640	$819,114	$2,726,997
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	150,001	50,001	100,001
Net assets value, redemption price and offering price per share	$16.57	$32.74	$16.38	$27.27
Cost of Investments	$1,025,507	$4,343,151	$508,698	$2,064,880

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Consumer Staples Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$928,828	$326,973,158	$17,921,148	$1,385,820,563
Cash equivalents	431,472	41,683,056	12,958,337	229,935,256
Receivable for Fund shares sold	—	2,251,964	—	743
Due from investment adviser, net (Note 6)	2,232	—	—	—
Dividend and interest receivable	2,620	230,413	57,205	1,060,484
Due from broker for swap contracts	—	—	143	—
Unrealized appreciation on swap contracts	—	65,213,208	515,200	373,088,129
Prepaid expenses and other assets	1,558	101,355	14,348	141,348
Total Assets	1,366,710	436,453,154	31,466,381	1,990,046,523
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	167,226
Payable for Fund shares redeemed	—	—	—	184,005
Payable for investments purchased	—	—	—	48,684,475
Unrealized depreciation on swap contracts	269,129	3,326,943	3,138,457	—
Due to investment adviser, net (Note 6)	—	240,739	13,833	943,094
Due to broker for swap contracts	18,553	62,057,633	423,718	359,640,000
Accrued expenses and other liabilities	18,196	380,371	51,497	1,545,664
Total Liabilities	305,878	66,005,686	3,627,505	411,164,464
Net Assets	$1,060,832	$370,447,468	$27,838,876	$1,578,882,059
Net Assets Consist of:
Capital stock	$1,023,474	$562,807,102	$206,838,208	$1,499,596,461
Total distributable earnings (loss)	37,358	(192,359,634)	(178,999,332)	79,285,598
Net Assets	$1,060,832	$370,447,468	$27,838,876	$1,578,882,059
Calculation of Net Asset Value Per Share:
Net assets	$1,060,832	$370,447,468	$27,838,876	$1,578,882,059
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,001	16,450,017	707,061	21,249,888
Net assets value, redemption price and offering price per share	$21.22	$22.52	$39.37	$74.30
Cost of Investments	$928,828	$330,651,821	$17,921,148	$1,325,062,307

*  Securities loaned with values of $–,$–,$– and $273,221, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Financial Bear 3X Shares	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$143,364,458	$1,014,798,993	$71,093,928	$161,766,501
Cash equivalents	78,406,297	220,515,077	33,601,497	12,517,395
Receivable for Fund shares sold	—	3,123,733	1,654	—
Dividend and interest receivable	407,084	1,635,200	300,078	80,094
Due from broker for swap contracts	12,077	63,755	1,277,804	2,032
Unrealized appreciation on swap contracts	—	744,320	13,420,950	4,965,111
Prepaid expenses and other assets	7,269	236,274	44,449	44,515
Total Assets	222,197,185	1,241,117,352	119,740,360	179,375,648
Liabilities:
Payable for Fund shares redeemed	—	—	12,177,176	—
Unrealized depreciation on swap contracts	50,324,740	155,351,191	—	2,721,554
Due to investment adviser, net (Note 6)	109,054	697,829	92,857	92,827
Due to broker for swap contracts	1,244,354	—	16,508,000	4,090,000
Accrued expenses and other liabilities	167,199	918,269	124,231	177,231
Total Liabilities	51,845,347	156,967,289	28,902,264	7,081,612
Net Assets	$170,351,838	$1,084,150,063	$90,838,096	$172,294,036
Net Assets Consist of:
Capital stock	$3,422,364,741	$3,387,407,374	$432,470,349	$184,015,484
Total distributable loss	(3,252,012,903)	(2,303,257,311)	(341,632,253)	(11,721,448)
Net Assets	$170,351,838	$1,084,150,063	$90,838,096	$172,294,036
Calculation of Net Asset Value Per Share:
Net assets	$170,351,838	$1,084,150,063	$90,838,096	$172,294,036
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,346,411	68,935,823	4,118,705	3,400,008
Net assets value, redemption price and offering price per share	$39.19	$15.73	$22.06	$50.67
Cost of Investments	$143,364,458	$1,028,491,500	$71,093,928	$158,882,877

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$36,890,126	$6,272,459	$584,535,860	$29,728,176
Cash equivalents	6,552,160	503,150	216,222,652	18,429,867
Receivable for Fund shares sold	462	—	958	—
Receivable for investments sold	—	—	8,793,118	—
Dividend and interest receivable	39,560	7,041	1,106,319	119,277
Due from broker for swap contracts	274,446	248	—	108
Unrealized appreciation on swap contracts	7,279,684	873,468	1,628,923	8,431,395
Prepaid expenses and other assets	17,340	22,193	128,136	24,552
Total Assets	51,053,778	7,678,559	812,415,966	56,733,375
Liabilities:
Collateral for securities loaned (Note 2)	29,727	—	—	—
Payable for Fund shares redeemed	18,666	—	—	—
Unrealized depreciation on swap contracts	—	3,317	101,933,646	494,554
Due to investment adviser, net (Note 6)	23,685	1,055	426,350	39,271
Due to broker for swap contracts	7,045,750	820,000	730,000	8,412,265
Accrued expenses and other liabilities	45,313	13,270	385,040	47,865
Total Liabilities	7,163,141	837,642	103,475,036	8,993,955
Net Assets	$43,890,637	$6,840,917	$708,940,930	$47,739,420
Net Assets Consist of:
Capital stock	$74,351,514	$6,274,438	$2,209,905,183	$127,192,756
Total distributable earnings (loss)	(30,460,877)	566,479	(1,500,964,253)	(79,453,336)
Net Assets	$43,890,637	$6,840,917	$708,940,930	$47,739,420
Calculation of Net Asset Value Per Share:
Net assets	$43,890,637	$6,840,917	$708,940,930	$47,739,420
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	950,000	200,001	18,821,376	987,735
Net assets value, redemption price and offering price per share	$46.20	$34.20	$37.67	$48.33
Cost of Investments	$37,806,850	$6,036,079	$587,964,835	$29,728,176

*  Securities loaned with values of $28,802,$–,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$44,579,812	$14,901,552	$24,093,137	$2,476,881
Cash equivalents	900,589	5,775,967	9,066,331	1,172,309
Receivable for Fund shares sold	—	1,041,077	—	—
Receivable for investments sold	—	—	2,819	—
Dividend and interest receivable	56,157	42,077	36,339	7,762
Due from broker for swap contracts	—	—	—	33
Foreign tax reclaims	—	—	12,616	—
Unrealized appreciation on swap contracts	2,578,145	31,317	7,257,714	294,755
Prepaid expenses and other assets	83,327	35,632	8,790	2,219
Total Assets	48,198,030	21,827,622	40,477,746	3,953,959
Liabilities:
Collateral for securities loaned (Note 2)	114,587	—	172,929	—
Payable for Fund shares redeemed	—	—	100,846	—
Unrealized depreciation on swap contracts	70,839	890,646	1,009,166	172,732
Due to investment adviser, net (Note 6)	26,208	8,828	18,715	600
Due to broker for swap contracts	1,861,000	28,951	8,432,468	—
Accrued expenses and other liabilities	83,510	19,985	35,928	12,789
Total Liabilities	2,156,144	948,410	9,770,052	186,121
Net Assets	$46,041,886	$20,879,212	$30,707,694	$3,767,838
Net Assets Consist of:
Capital stock	$44,676,177	$168,000,509	$263,723,705	$11,841,593
Total distributable earnings (loss)	1,365,709	(147,121,297)	(233,016,011)	(8,073,755)
Net Assets	$46,041,886	$20,879,212	$30,707,694	$3,767,838
Calculation of Net Asset Value Per Share:
Net assets	$46,041,886	$20,879,212	$30,707,694	$3,767,838
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,850,000	601,662	881,504	124,855
Net assets value, redemption price and offering price per share	$24.89	$34.70	$34.84	$30.18
Cost of Investments	$41,647,869	$14,901,552	$25,225,587	$2,476,881

*  Securities loaned with values of $123,884,$–,$220,184 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$3,898,060	$18,104,835	$1,959,804	$14,591,590
Cash equivalents	685,153	7,276,323	1,023,967	2,820,392
Due from investment adviser, net (Note 6)	1,056	—	319	—
Dividend and interest receivable	4,100	35,064	5,130	16,962
Due from broker for swap contracts	—	46,549	—	12,768
Unrealized appreciation on swap contracts	—	3,898,315	—	427,318
Prepaid expenses and other assets	8,522	29,029	6,948	22,412
Total Assets	4,596,891	29,390,115	2,996,168	17,891,442
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	555,187
Unrealized depreciation on swap contracts	409,025	—	418,541	—
Due to investment adviser, net (Note 6)	—	17,409	—	8,308
Due to broker for swap contracts	10,551	4,097,956	2,225	361,056
Accrued expenses and other liabilities	22,054	28,644	11,501	26,028
Total Liabilities	441,630	4,144,009	432,267	950,579
Net Assets	$4,155,261	$25,246,106	$2,563,901	$16,940,863
Net Assets Consist of:
Capital stock	$5,639,044	$36,237,701	$5,459,332	$26,297,817
Total distributable loss	(1,483,783)	(10,991,595)	(2,895,431)	(9,356,954)
Net Assets	$4,155,261	$25,246,106	$2,563,901	$16,940,863
Calculation of Net Asset Value Per Share:
Net assets	$4,155,261	$25,246,106	$2,563,901	$16,940,863
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001	500,000	100,000	550,012
Net assets value, redemption price and offering price per share	$20.78	$50.49	$25.64	$30.80
Cost of Investments	$3,898,326	$18,972,928	$1,959,804	$16,425,020

*  Securities loaned with values of $–,$–,$– and $533,014, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$13,837,525	$684,867,665	$62,382,976	$190,847,832
Cash equivalents	7,481,471	68,737,712	55,110,375	41,190,551
Receivable for Fund shares sold	—	—	1,933	3,835,596
Receivable for investments sold	2,150,056	—	—	—
Dividend and interest receivable	19,050	756,434	279,414	230,048
Due from broker for swap contracts	—	—	—	4,795
Unrealized appreciation on swap contracts	4,948,944	2,474,227	4,452,547	36,162,984
Prepaid expenses and other assets	966	138,976	16,426	34,092
Total Assets	28,438,012	756,975,014	122,243,671	272,305,898
Liabilities:
Collateral for securities loaned (Note 2)	—	10,070,750	—	1,310,037
Payable for Fund shares redeemed	—	—	6,441,657	—
Unrealized depreciation on swap contracts	13,046	55,396,200	—	2,326,875
Due to investment adviser, net (Note 6)	13,013	408,303	82,176	159,660
Due to broker for swap contracts	4,551,264	13,064,171	134	40,964,277
Accrued expenses and other liabilities	17,155	584,082	100,996	197,069
Total Liabilities	4,594,478	79,523,506	6,624,963	44,957,918
Net Assets	$23,843,534	$677,451,508	$115,618,708	$227,347,980
Net Assets Consist of:
Capital stock	$21,235,198	$852,139,320	$277,536,980	$333,152,601
Total distributable earnings (loss)	2,608,336	(174,687,812)	(161,918,272)	(105,804,621)
Net Assets	$23,843,534	$677,451,508	$115,618,708	$227,347,980
Calculation of Net Asset Value Per Share:
Net assets	$23,843,534	$677,451,508	$115,618,708	$227,347,980
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,700,001	13,961,600	5,384,536	20,609,476
Net assets value, redemption price and offering price per share	$14.03	$48.52	$21.47	$11.03
Cost of Investments	$13,542,287	$708,243,672	$62,382,976	$194,750,616

*  Securities loaned with values of $–,$12,475,914,$– and $2,321,879, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$29,630,016	$511,317,817	$138,726,844	$741,163,538
Cash equivalents	30,432,570	90,266,966	82,349,915	68,561,736
Receivable for Fund shares sold	2,632	—	3,279,861	—
Dividend and interest receivable	117,621	476,327	374,862	224,662
Due from broker for swap contracts	35,742	—	9,123	—
Unrealized appreciation on swap contracts	3,447,015	301,147,413	—	254,666,151
Prepaid expenses and other assets	16,180	59,511	828	175,424
Total Assets	63,681,776	903,268,034	224,741,433	1,064,791,511
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	348
Payable for Fund shares redeemed	8,771,283	—	—	—
Unrealized depreciation on swap contracts	277,152	—	51,525,713	—
Due to investment adviser, net (Note 6)	32,856	391,786	98,557	468,978
Due to broker for swap contracts	2,104,883	291,265,465	428,743	251,032,000
Accrued expenses and other liabilities	54,654	442,672	84,809	627,759
Total Liabilities	11,240,828	292,099,923	52,137,822	252,129,085
Net Assets	$52,440,948	$611,168,111	$172,603,611	$812,662,426
Net Assets Consist of:
Capital stock	$74,454,614	$454,890,475	$469,398,807	$608,432,737
Total distributable earnings (loss)	(22,013,666)	156,277,636	(296,795,196)	204,229,689
Net Assets	$52,440,948	$611,168,111	$172,603,611	$812,662,426
Calculation of Net Asset Value Per Share:
Net assets	$52,440,948	$611,168,111	$172,603,611	$812,662,426
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,135,961	3,250,004	3,695,977	4,900,000
Net assets value, redemption price and offering price per share	$46.16	$188.05	$46.70	$165.85
Cost of Investments	$29,630,016	$478,840,007	$138,726,844	$652,085,125

*  Securities loaned with values of $–,$331,394,$– and $27,990,196, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$34,171,974	$2,451,506	$5,790,704	$12,983,012
Cash equivalents	16,808,298	1,981,604	1,255,416	4,723,047
Dividend and interest receivable	97,895	7,296	6,546	16,924
Due from broker for swap contracts	1,566	4,946	—	—
Unrealized appreciation on swap contracts	—	665,162	41,992	472,940
Prepaid expenses and other assets	9,649	21,550	22,693	12,263
Total Assets	51,089,382	5,132,064	7,117,351	18,208,186
Liabilities:
Payable for investments purchased	—	—	—	4,122,261
Unrealized depreciation on swap contracts	15,751,090	—	—	—
Due to investment adviser, net (Note 6)	21,524	525	1,193	5,806
Due to broker for swap contracts	60,627	630,000	—	460,000
Accrued expenses and other liabilities	43,285	14,479	13,275	32,631
Total Liabilities	15,876,526	645,004	14,468	4,620,698
Net Assets	$35,212,856	$4,487,060	$7,102,883	$13,587,488
Net Assets Consist of:
Capital stock	$200,517,408	$4,706,750	$5,919,286	$13,962,836
Total distributable earnings (loss)	(165,304,552)	(219,690)	1,183,597	(375,348)
Net Assets	$35,212,856	$4,487,060	$7,102,883	$13,587,488
Calculation of Net Asset Value Per Share:
Net assets	$35,212,856	$4,487,060	$7,102,883	$13,587,488
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,753,291	150,001	200,001	300,000
Net assets value, redemption price and offering price per share	$12.79	$29.91	$35.51	$45.29
Cost of Investments	$34,171,974	$2,445,361	$5,558,410	$12,848,082

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2019

	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$9,834,964	$99,674,299	$129,469,981
Cash equivalents	6,295,148	11,530,084	95,841,396
Receivable for Fund shares sold	—	20,038	—
Dividend and interest receivable	31,796	48,559	434,701
Due from broker for swap contracts	592	—	95,237
Unrealized appreciation on swap contracts	—	3,475,560	—
Prepaid expenses and other assets	13,909	23,106	89,497
Total Assets	16,176,409	114,771,646	225,930,812
Liabilities:
Unrealized depreciation on swap contracts	1,153,532	—	17,200,301
Due to investment adviser, net (Note 6)	7,038	68,268	127,304
Due to broker for swap contracts	705	2,343,000	300,000
Accrued expenses and other liabilities	38,099	89,357	274,740
Total Liabilities	1,199,374	2,500,625	17,902,345
Net Assets	$14,977,035	$112,271,021	$208,028,467
Net Assets Consist of:
Capital stock	$76,170,076	$126,861,468	$1,198,741,862
Total distributable loss	(61,193,041)	(14,590,447)	(990,713,395)
Net Assets	$14,977,035	$112,271,021	$208,028,467
Calculation of Net Asset Value Per Share:
Net assets	$14,977,035	$112,271,021	$208,028,467
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,150,000	5,550,000	12,199,789
Net assets value, redemption price and offering price per share	$13.02	$20.23	$17.05
Cost of Investments	$9,834,964	$99,855,767	$129,469,981

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Investment Income:
Dividend income	$234,436	$—	$7,670,322	$—
Interest income	244,876	47,395	3,210,262	4,159,809
Total investment income	479,312	47,395	10,880,584	4,159,809
Expenses:
Investment advisory fees (Note 6)	214,725	14,541	3,747,735	1,241,252
Interest expense	37,553	2,656	478,764	18,410
Licensing fees	22,904	1,551	399,758	132,400
Fund servicing fees	15,327	1,508	248,437	86,325
Professional fees	9,021	5,239	75,921	28,451
Management service fees (Note 6)	7,336	497	128,044	42,407
Reports to shareholders	4,878	336	85,226	28,214
Pricing fees	2,975	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,685
Trustees' fees and expenses	1,146	78	20,019	6,648
Insurance fees	726	50	12,681	4,198
Other	1,721	85	32,433	7,194
Total Expenses	320,792	31,997	5,234,474	1,601,160
Recoupment of expenses to Adviser (Note 6)	—	—	5,823	—
Less: Reimbursement of expenses from Adviser (Note 6)	(11,250)	(10,923)	(14,401)	(10,497)
Net Expenses	309,542	21,074	5,225,896	1,590,663
Net investment income	169,770	26,321	5,654,688	2,569,146
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,425,881)	—	(23,032,299)	—
In-kind redemptions	1,367,577	—	24,298,289	—
Swap contracts	(3,512,620)	349,749	(83,075,394)	(23,811,314)
Net realized gain (loss)	(3,570,924)	349,749	(81,809,404)	(23,811,314)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,702,975	—	51,758,440	—
Swap contracts	12,932,968	(1,323,814)	248,079,110	(90,863,474)
Change in net unrealized appreciation (depreciation)	15,635,943	(1,323,814)	299,837,550	(90,863,474)
Net realized and unrealized gain (loss)	12,065,019	(974,065)	218,028,146	(114,674,788)
Net increase (decrease) in net assets resulting from operations	$12,234,789	$(947,744)	$223,682,834	$(112,105,642)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily EURO STOXX 50® Bull 3X Shares	Direxion Daily FTSE China Bull 3X Shares
Investment Income:
Dividend income	$3,271,784	$—	$4,947	$1,629,655
Interest income	4,147,748	3,670,162	18,267	2,075,883
Securities lending income	17,070	—	—	1,785
Total investment income	7,436,602	3,670,162	23,214	3,707,323
Expenses:
Investment advisory fees (Note 6)	3,147,431	1,130,590	9,807	1,338,764
Interest expense	684,130	95,907	412	220,465
Licensing fees	315,102	112,952	9,917	146,266
Fund servicing fees	217,921	78,753	1,172	92,839
Management service fees (Note 6)	107,533	38,635	335	45,726
Reports to shareholders	71,561	25,784	222	30,300
Professional fees	64,543	26,428	5,144	30,188
Trustees' fees and expenses	16,801	6,040	52	7,139
Insurance fees	10,648	3,836	33	4,508
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,480	3,514	2,480	2,480
Other	31,207	6,573	56	12,617
Total Expenses	4,672,333	1,531,988	32,606	1,934,268
Recoupment of expenses to Adviser (Note 6)	24,635	4,432	—	5,998
Less: Reimbursement of expenses from Adviser (Note 6)	(26,091)	(8,432)	(19,772)	(24,032)
Net Expenses	4,670,877	1,527,988	12,834	1,916,234
Net investment income	2,765,725	2,142,174	10,380	1,791,089
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(54,947,124)	—	(193,438)	(11,996,014)
In-kind redemptions	18,098,651	—	49,717	17,616,805
Swap contracts	(132,332,748)	8,557,521	(263,269)	21,027,722
Net realized gain (loss)	(169,181,221)	8,557,521	(406,990)	26,648,513
Change in net unrealized appreciation (depreciation) on:
Investment securities	43,196,519	—	222,654	18,670,680
Swap contracts	214,205,172	(69,941,496)	927,842	75,638,230
Change in net unrealized appreciation (depreciation)	257,401,691	(69,941,496)	1,150,496	94,308,910
Net realized and unrealized gain (loss)	88,220,470	(61,383,975)	743,506	120,957,423
Net increase (decrease) in net assets resulting from operations	$90,986,195	$(59,241,801)	$753,886	$122,748,512

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares
Investment Income:
Dividend income	$—	$135,236	$78,863	$2,090,454
Interest income	965,797	277,134	87,188	2,434,254
Securities lending income	—	16	—	193,862
Total investment income	965,797	412,386	166,051	4,718,570
Expenses:
Investment advisory fees (Note 6)	296,140	144,619	51,682	1,471,332
Licensing fees	33,092	6,298	6,891	—
Fund servicing fees	20,976	10,494	4,058	102,039
Interest expense	20,329	30,369	21,661	1,030,711
Professional fees	10,578	7,703	5,932	32,723
Management service fees (Note 6)	10,119	4,942	1,765	50,258
Reports to shareholders	6,749	3,295	1,168	33,344
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Trustees' fees and expenses	1,583	772	275	7,855
Insurance fees	1,004	490	174	4,961
Other	2,131	968	371	120,157
Total Expenses	408,157	215,406	99,433	2,858,836
Recoupment of expenses to Adviser (Note 6)	—	120	—	39,601
Less: Reimbursement of expenses from Adviser (Note 6)	(12,718)	(1,972)	(12,308)	(4,039)
Net Expenses	395,439	213,554	87,125	2,894,398
Net investment income	570,358	198,832	78,926	1,824,172
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(2,568,309)	(459,700)	(14,204,544)
In-kind redemptions	—	(612,387)	155,220	41,817,892
Swap contracts	(19,199,762)	(304,230)	1,993,123	164,994,931
Net realized gain (loss)	(19,199,762)	(3,484,926)	1,688,643	192,608,279
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	3,162,216	418,413	(15,954,666)
Swap contracts	(14,445,024)	6,338,751	(2,094,674)	(142,968,252)
Change in net unrealized appreciation (depreciation)	(14,445,024)	9,500,967	(1,676,261)	(158,922,918)
Net realized and unrealized gain (loss)	(33,644,786)	6,016,041	12,382	33,685,361
Net increase (decrease) in net assets resulting from operations	$(33,074,428)	$6,214,873	$91,308	$35,509,533

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Investment Income:
Dividend income	$88,650	$—	$1,523,361	$—
Interest income	120,715	63,483	1,515,046	902,970
Total investment income	209,365	63,483	3,038,407	902,970
Expenses:
Investment advisory fees (Note 6)	61,231	19,630	897,861	275,123
Licensing fees	24,795	24,795	—	—
Interest expense	10,241	159	100,022	14,309
Professional fees	6,112	5,330	21,932	10,201
Fund servicing fees	4,724	1,854	62,518	19,551
Pricing fees	2,976	2,975	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Management service fees (Note 6)	2,092	671	30,673	9,403
Reports to shareholders	1,396	449	20,384	6,295
Trustees' fees and expenses	327	105	4,799	1,472
Insurance fees	208	67	3,033	937
Other	356	114	111,521	39,633
Total Expenses	116,938	58,629	1,258,199	382,380
Less: Reimbursement of expenses from Adviser (Note 6)	(29,137)	(33,606)	(20,886)	(19,581)
Net Expenses	87,801	25,023	1,237,313	362,799
Net investment income	121,564	38,460	1,801,094	540,171
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,085,072)	—	(11,183,063)	—
In-kind redemptions	(617,602)	—	6,126,305	—
Swap contracts	(3,828,384)	(858,978)	8,213,798	(25,127,489)
Net realized gain (loss)	(5,531,058)	(858,978)	3,157,040	(25,127,489)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,633,708	—	17,836,141	—
Swap contracts	5,846,118	(538,663)	53,177,612	(7,013,092)
Change in net unrealized appreciation (depreciation)	7,479,826	(538,663)	71,013,753	(7,013,092)
Net realized and unrealized gain (loss)	1,948,768	(1,397,641)	74,170,793	(32,140,581)
Net increase (decrease) in net assets resulting from operations	$2,070,332	$(1,359,181)	$75,971,887	$(31,600,410)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$303,564	$43,379	$55,986	$148,012
Interest income	553,425	69,754	88,580	193,884
Securities lending income	130	362	6,811	—
Total investment income	857,119	113,495	151,377	341,896
Expenses:
Investment advisory fees (Note 6)	340,324	42,675	38,875	116,417
Interest expense	43,997	103	9,037	17,381
Fund servicing fees	24,026	3,470	3,201	8,511
Management service fees (Note 6)	11,629	1,458	1,329	3,975
Professional fees	11,416	5,770	5,706	7,144
Reports to shareholders	7,755	974	896	2,624
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Trustees' fees and expenses	1,818	225	210	620
Insurance fees	1,154	143	133	390
Licensing fees	—	12,397	—	—
Other	21,509	383	2,388	13,667
Total Expenses	469,084	73,054	67,231	176,185
Recoupment of expenses to Adviser (Note 6)	7,322	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(1,332)	(18,896)	(8,952)	(11,343)
Net Expenses	475,074	54,158	58,279	164,842
Net investment income	382,045	59,337	93,098	177,054
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,909,944)	(1,038,467)	(907,280)	(2,476,999)
In-kind redemptions	4,287,211	(171,904)	328,686	1,514,588
Swap contracts	22,792,052	(408,288)	(1,135,442)	3,988,825
Net realized gain (loss)	25,169,319	(1,618,659)	(1,714,036)	3,026,414
Change in net unrealized appreciation on:
Investment securities	6,497,239	1,092,729	635,668	1,810,339
Swap contracts	11,502,828	123,325	2,467,443	178,958
Change in net unrealized appreciation	18,000,067	1,216,054	3,103,111	1,989,297
Net realized and unrealized gain (loss)	43,169,386	(402,605)	1,389,075	5,015,711
Net increase (decrease) in net assets resulting from operations	$43,551,431	$(343,268)	$1,482,173	$5,192,765

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares[1]
Investment Income:
Dividend income	$2,814,081	$—	$300,722	$6,137
Interest income	1,034,001	264,369	190,404	5,034
Securities lending income	—	—	190	—
Total investment income	3,848,082	264,369	491,316	11,171
Expenses:
Investment advisory fees (Note 6)	516,980	81,705	210,358	6,449
Interest expense	135,540	3,102	57,426	614
Fund servicing fees	36,242	6,149	14,978	751
Management service fees (Note 6)	17,664	2,792	7,185	220
Licensing fees	14,876	4,959	22,437	4,419
Professional fees	14,761	6,510	8,922	3,050
Reports to shareholders	11,772	1,863	4,759	141
Pricing fees	2,976	2,976	2,976	1,755
Trustees' fees and expenses	2,765	437	1,119	34
Exchange listing fees	2,480	2,480	2,480	1,554
Insurance fees	1,752	277	708	21
Offering fees	—	—	—	1,554
Other	3,125	475	1,373	36
Total Expenses	760,933	113,725	334,721	20,598
Less: Reimbursement of expenses from Adviser (Note 6)	—	(7,130)	(10,841)	(11,816)
Net Expenses	760,933	106,595	323,880	8,782
Net investment income	3,087,149	157,774	167,436	2,389
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(2,443,707)	5,756
In-kind redemptions	16,255	—	1,639,309	—
Swap contracts	16,614,007	(6,017,065)	(4,037,972)	262,435
Net realized gain (loss)	16,630,262	(6,017,065)	(4,842,370)	268,191
Change in net unrealized appreciation on:
Investment securities	1,669,899	—	3,731,125	216,813
Swap contracts	4,921,835	203,843	12,515,508	431,160
Change in net unrealized appreciation	6,591,734	203,843	16,246,633	647,973
Net realized and unrealized gain (loss)	23,221,996	(5,813,222)	11,404,263	916,164
Net increase (decrease) in net assets resulting from operations	$26,309,145	$(5,655,448)	$11,571,699	$918,553

1  Represents the period from January 14, 2019 (commencement of operations) to April 30, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Communication Services Index Bear 3X Shares[1]	Direxion Daily Consumer Discretionary Bull 3X Shares[2]	Direxion Daily Consumer Discretionary Bear 3X Shares[2]	Direxion Daily Consumer Staples Bull 3X Shares[2]
Investment Income:
Dividend income	$—	$10,771	$—	$21,708
Interest income	15,715	7,364	18,615	7,310
Total investment income	15,715	18,135	18,615	29,018
Expenses:
Investment advisory fees (Note 6)	4,564	7,870	5,704	7,101
Licensing fees	4,419	6,453	6,453	6,453
Professional fees	3,016	4,340	4,304	4,327
Pricing fees	1,755	2,509	2,509	2,509
Offering fees	1,554	2,236	2,236	2,236
Exchange listing fees	1,554	2,236	2,236	2,236
Fund servicing fees	623	990	849	939
Management service fees (Note 6)	156	269	195	243
Reports to shareholders	101	178	134	161
Trustees' fees and expenses	24	42	32	38
Insurance fees	15	27	20	24
Other	26	45	34	41
Total Expenses	17,807	27,195	24,706	26,308
Less: Reimbursement of expenses from Adviser (Note 6)	(12,026)	(17,227)	(17,481)	(17,314)
Net Expenses	5,781	9,968	7,225	8,994
Net investment income	9,934	8,167	11,390	20,024
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(57,521)	—	(35,957)
Swap contracts	(842,902)	42,207	(507,656)	(117,077)
Net realized loss	(842,902)	(15,314)	(507,656)	(153,034)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	213,160	—	69,312
Swap contracts	(3,102)	577,695	(14,299)	307,170
Change in net unrealized appreciation (depreciation)	(3,102)	790,855	(14,299)	376,482
Net realized and unrealized gain (loss)	(846,004)	775,541	(521,955)	223,448
Net increase (decrease) in net assets resulting from operations	$(836,070)	$783,708	$(510,565)	$243,472

1  Represents the period from January 14, 2019 (commencement of operations) to April 30, 2019.

2  Represents the period from November 29, 2018 (commencement of operations) to April 30, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Consumer Staples Bear 3X Shares[1]	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares
Investment Income:
Dividend income	$—	$4,278,594	$—	$12,674,365
(net of foreign withholding tax of $—,$—,$1,585 and $—, respectively)
Interest income	19,035	1,425,531	350,748	5,141,745
Securities lending income	—	2,261	—	165
Total investment income	19,035	5,706,386	350,748	17,816,275
Expenses:
Licensing fees	6,453	147,439	11,389	589,465
Investment advisory fees (Note 6)	5,879	1,382,243	106,769	5,526,236
Professional fees	4,307	31,062	6,993	109,430
Pricing fees	2,509	2,976	2,976	2,976
Offering fees	2,236	—	—	—
Exchange listing fees	2,236	2,480	2,480	3,720
Fund servicing fees	861	95,919	7,884	381,941
Management service fees (Note 6)	201	47,217	3,649	188,789
Reports to shareholders	138	31,350	2,442	125,472
Trustees' fees and expenses	33	7,380	569	29,450
Insurance fees	21	4,664	363	18,669
Interest expense	—	175,481	42,721	1,470,945
Other	35	7,992	622	47,231
Total Expenses	24,909	1,936,203	188,857	8,494,324
Recoupment of expenses to Adviser (Note 6)	—	2	—	10,590
Less: Reimbursement of expenses from Adviser (Note 6)	(17,462)	(9,882)	(10,895)	(23,663)
Less: Investment advisory fees waived (Note 6)	—	—	—	(10,406)
Net Expenses	7,447	1,926,323	177,962	8,470,845
Net investment income	11,588	3,780,063	172,786	9,345,430
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(34,621,285)	—	(52,335,411)
In-kind redemptions	—	9,955,519	—	51,367,747
Swap contracts	305,558	(83,981,058)	19,305,919	(193,283,609)
Net realized gain (loss)	305,558	(108,646,824)	19,305,919	(194,251,273)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	15,843,450	—	81,238,038
Swap contracts	(269,129)	80,846,161	(18,013,091)	473,593,651
Change in net unrealized appreciation (depreciation)	(269,129)	96,689,611	(18,013,091)	554,831,689
Net realized and unrealized gain (loss)	36,429	(11,957,213)	1,292,828	360,580,416
Net increase (decrease) in net assets resulting from operations	$48,017	$(8,177,150)	$1,465,614	$369,925,846

1  Represents the period from November 29, 2018 (commencement of operations) to April 30, 2019.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Financial Bear 3X Shares	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Investment Income:
Dividend income	$—	$1,587,901	$—	$850,420
Interest income	2,039,963	9,876,880	1,752,775	587,136
Securities lending income	—	—	—	1,543
Total investment income	2,039,963	11,464,781	1,752,775	1,439,099
Expenses:
Investment advisory fees (Note 6)	610,101	4,473,541	524,625	587,988
Licensing fees	65,077	246,944	27,980	62,718
Fund servicing fees	42,998	310,171	36,653	40,958
Interest expense	37,464	1,094,308	118,906	94,424
Management service fees (Note 6)	20,847	152,872	17,917	20,089
Professional fees	16,531	89,926	14,832	16,087
Reports to shareholders	13,897	102,047	11,858	13,365
Trustees' fees and expenses	3,252	23,976	2,794	3,099
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,480	3,925	2,480	2,480
Insurance fees	2,068	15,184	1,764	1,989
Other	3,543	33,809	3,023	4,131
Total Expenses	821,234	6,549,679	765,808	850,304
Recoupment of expenses to Adviser (Note 6)	—	6,623	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(10,975)	(6,623)	—	(11,095)
Net Expenses	810,259	6,549,679	765,808	839,209
Net investment income	1,229,704	4,915,102	986,967	599,890
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(37,587,719)	—	(1,854,076)
In-kind redemptions	—	36,789,693	—	1,707,189
Swap contracts	(23,634,618)	194,542,737	7,387,808	(3,421,802)
Net realized gain (loss)	(23,634,618)	193,744,711	7,387,808	(3,568,689)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	39,754,722	—	379,891
Swap contracts	(37,689,055)	50,850,476	(28,910,352)	(3,757,317)
Change in net unrealized appreciation (depreciation)	(37,689,055)	90,605,198	(28,910,352)	(3,377,426)
Net realized and unrealized gain (loss)	(61,323,673)	284,349,909	(21,522,544)	(6,946,115)
Net increase (decrease) in net assets resulting from operations	$(60,093,969)	$289,265,011	$(20,535,577)	$(6,346,225)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Investment Income:
Dividend income	$112,218	$36,760	$455,530	$—
Interest income	170,908	22,299	7,115,343	867,504
Securities lending income	6	—	—	—
Total investment income	283,132	59,059	7,570,873	867,504
Expenses:
Investment advisory fees (Note 6)	130,150	18,957	2,596,871	259,909
Licensing fees	13,883	9,917	69,424	9,917
Fund servicing fees	9,480	1,794	180,179	18,451
Professional fees	7,422	5,315	54,220	9,874
Interest expense	6,994	432	517,445	51,261
Management service fees (Note 6)	4,446	647	88,734	8,879
Pricing fees	2,976	2,976	2,976	2,976
Reports to shareholders	2,957	426	59,163	5,903
Exchange listing fees	2,480	2,480	3,925	2,480
Trustees' fees and expenses	694	99	13,917	1,388
Insurance fees	440	63	8,803	878
Other	2,006	153	20,653	1,505
Total Expenses	183,928	43,259	3,616,310	373,421
Recoupment of expenses to Adviser (Note 6)	—	—	4,657	7,307
Less: Reimbursement of expenses from Adviser (Note 6)	(12,076)	(18,815)	(4,657)	(249)
Net Expenses	171,852	24,444	3,616,310	380,479
Net investment income	111,280	34,615	3,954,563	487,025
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,853,265)	32,529	(18,851,949)	—
In-kind redemptions	282,728	—	12,550,554	—
Swap contracts	(3,176,816)	(327,184)	(67,317,781)	921,555
Net realized gain (loss)	(4,747,353)	(294,655)	(73,619,176)	921,555
Change in net unrealized appreciation (depreciation) on:
Investment securities	5,279,781	238,343	13,572,737	—
Swap contracts	17,476,249	1,296,966	144,038,376	(6,734,099)
Change in net unrealized appreciation (depreciation)	22,756,030	1,535,309	157,611,113	(6,734,099)
Net realized and unrealized gain (loss)	18,008,677	1,240,654	83,991,937	(5,812,544)
Net increase (decrease) in net assets resulting from operations	$18,119,957	$1,275,269	$87,946,500	$(5,325,519)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Investment Income:
Dividend income	$566,235	$—	$69,180	$—
(net of foreign withholding tax of $3,668,$—,$— and $—, respectively)
Interest income	192,213	242,358	216,329	46,878
Securities lending income	163	—	2,454	—
Total investment income	758,611	242,358	287,963	46,878
Expenses:
Investment advisory fees (Note 6)	157,441	73,376	118,493	15,703
Interest expense	47,983	2,954	62,007	5,653
Fund servicing fees	11,356	5,576	8,674	1,590
Professional fees	7,930	6,353	7,196	5,210
Management service fees (Note 6)	5,378	2,507	4,048	537
Reports to shareholders	3,567	1,674	2,687	362
Pricing fees	2,976	2,976	2,975	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Trustees' fees and expenses	839	393	632	85
Insurance fees	531	249	400	54
Licensing fees	—	24,795	11,059	1,466
Other	25,902	527	685	92
Total Expenses	266,383	123,860	221,336	36,208
Less: Reimbursement of expenses from Adviser (Note 6)	(18,972)	(27,964)	(9,238)	(10,664)
Net Expenses	247,411	95,896	212,098	25,544
Net investment income	511,200	146,462	75,865	21,334
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(445,906)	—	(5,064,421)	—
In-kind redemptions	184,090	—	1,902,815	—
Swap contracts	11,741,456	(6,525,177)	(24,528,353)	1,549,409
Net realized gain (loss)	11,479,640	(6,525,177)	(27,689,959)	1,549,409
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,840,829	—	978,986	—
Swap contracts	(2,879,967)	423,561	11,656,785	(1,126,530)
Change in net unrealized appreciation (depreciation)	(1,039,138)	423,561	12,635,771	(1,126,530)
Net realized and unrealized gain (loss)	10,440,502	(6,101,616)	(15,054,188)	422,879
Net increase (decrease) in net assets resulting from operations	$10,951,702	$(5,955,154)	$(14,978,323)	$444,213

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares
Investment Income:
Dividend income	$26,361	$251,942	$—	$134,870
(net of foreign withholding tax of $—,$1,820,$— and $481, respectively)
Interest income	17,060	135,415	28,216	90,817
Securities lending income	—	—	—	14,540
Total investment income	43,421	387,357	28,216	240,227
Expenses:
Investment advisory fees (Note 6)	14,532	111,518	8,863	82,241
Licensing fees	9,894	9,075	793	9,917
Professional fees	5,234	7,068	5,129	6,518
Pricing fees	2,968	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Fund servicing fees	1,500	8,167	1,111	6,175
Management service fees (Note 6)	496	3,810	303	2,810
Reports to shareholders	330	2,532	205	1,872
Interest expense	257	3,307	2,570	6,967
Trustees' fees and expenses	78	587	47	438
Insurance fees	49	377	30	278
Other	203	950	52	477
Total Expenses	38,021	152,847	24,559	123,149
Less: Reimbursement of expenses from Adviser (Note 6)	(19,337)	(8,283)	(10,762)	(12,010)
Net Expenses	18,684	144,564	13,797	111,139
Net investment income	24,737	242,793	14,419	129,088
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(250,527)	(3,361,919)	—	(2,234,032)
In-kind redemptions	—	46,392	—	1,290,257
Swap contracts	(617,339)	745,585	1,352,215	(4,968,819)
Net realized gain (loss)	(867,866)	(2,569,942)	1,352,215	(5,912,594)
Change in net unrealized appreciation (depreciation) on:
Investment securities	58,446	2,408,964	—	(540,937)
Swap contracts	116,529	2,099,319	(1,370,223)	1,203,903
Change in net unrealized appreciation (depreciation)	174,975	4,508,283	(1,370,223)	662,966
Net realized and unrealized gain (loss)	(692,891)	1,938,341	(18,008)	(5,249,628)
Net increase (decrease) in net assets resulting from operations	$(668,154)	$2,181,134	$(3,589)	$(5,120,540)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Investment Income:
Dividend income	$27,999	$96,146	$—	$388,277
Interest income	65,364	5,640,318	1,262,273	1,749,690
Securities lending income	93	36,631	—	22,506
Total investment income	93,456	5,773,095	1,262,273	2,160,473
Expenses:
Investment advisory fees (Note 6)	41,582	2,284,986	375,008	824,531
Licensing fees	6,090	243,732	40,001	87,950
Professional fees	5,653	48,119	11,973	20,476
Interest expense	3,968	142,683	1,702	232,461
Fund servicing fees	3,339	158,162	26,081	57,452
Pricing fees	2,968	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Management service fees (Note 6)	1,418	78,056	12,802	28,160
Reports to shareholders	922	51,835	8,423	18,636
Trustees' fees and expenses	220	12,178	1,974	4,353
Insurance fees	137	7,713	1,253	2,773
Other	379	20,470	2,147	4,751
Total Expenses	69,156	3,053,390	486,820	1,286,999
Recoupment of expenses to Adviser (Note 6)	—	807	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(12,517)	(17,198)	(10,108)	(10,131)
Net Expenses	56,639	3,036,999	476,712	1,276,868
Net investment income	36,817	2,736,096	785,561	883,605
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(805,492)	(9,635,981)	—	(26,916,127)
In-kind redemptions	764,671	33,678,928	—	16,154,741
Swap contracts	(1,023,579)	(10,281,156)	(45,976,737)	(80,608,836)
Net realized gain (loss)	(1,064,400)	13,761,791	(45,976,737)	(91,370,222)
Change in net unrealized appreciation (depreciation) on:
Investment securities	712,411	(22,414,230)	—	2,141,711
Swap contracts	5,579,619	52,755,136	8,696,334	30,714,376
Change in net unrealized appreciation	6,292,030	30,340,906	8,696,334	32,856,087
Net realized and unrealized gain (loss)	5,227,630	44,102,697	(37,280,403)	(58,514,135)
Net increase (decrease) in net assets resulting from operations	$5,264,447	$46,838,793	$(36,494,842)	$(57,630,530)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares
Investment Income:
Dividend income	$—	$3,712,627	$—	$2,852,383
(net of foreign withholding tax of $31,327,$—,$— and $—, respectively)
Interest income	513,257	2,293,177	1,433,649	2,303,499
Securities lending income	—	577	—	9,997
Total investment income	513,257	6,006,381	1,433,649	5,165,879
Expenses:
Investment advisory fees (Note 6)	161,563	2,124,352	423,646	2,274,164
Interest expense	29,564	342,517	8,602	749,778
Licensing fees	17,233	169,948	33,892	242,577
Fund servicing fees	11,674	146,316	29,503	157,141
Professional fees	8,023	45,060	12,876	47,757
Management service fees (Note 6)	5,521	72,566	14,462	77,668
Reports to shareholders	3,680	48,162	9,508	51,401
Pricing fees	2,976	2,976	2,975	2,975
Exchange listing fees	2,480	2,480	2,480	2,480
Trustees' fees and expenses	865	11,137	2,222	12,086
Insurance fees	548	7,166	1,415	7,648
Other	1,669	20,844	2,509	18,666
Total Expenses	245,796	2,993,524	544,090	3,644,341
Recoupment of expenses to Adviser (Note 6)	—	8,304	3,366	1,105
Less: Reimbursement of expenses from Adviser (Note 6)	(11,585)	(8,304)	(2,235)	(15,060)
Net Expenses	234,211	2,993,524	545,221	3,630,386
Net investment income	279,046	3,012,857	888,428	1,535,493
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(40,304,047)	—	(23,387,711)
In-kind redemptions	—	68,917,096	—	15,971,157
Swap contracts	23,812,039	(68,591,376)	(83,055,773)	(65,176,333)
Net realized gain (loss)	23,812,039	(39,978,327)	(83,055,773)	(72,592,887)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	64,486,536	—	51,709,353
Swap contracts	(13,026,078)	372,645,616	(42,285,957)	217,480,245
Change in net unrealized appreciation (depreciation)	(13,026,078)	437,132,152	(42,285,957)	269,189,598
Net realized and unrealized gain (loss)	10,785,961	397,153,825	(125,341,730)	196,596,711
Net increase (decrease) in net assets resulting from operations	$11,065,007	$400,166,682	$(124,453,302)	$198,132,204

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares
Investment Income:
Dividend income	$—	$35,055	$55,338	$52,399
Interest income	478,665	46,265	19,587	72,634
Total investment income	478,665	81,320	74,925	125,033
Expenses:
Investment advisory fees (Note 6)	137,371	32,403	16,718	39,188
Licensing fees	14,653	9,917	9,917	10,798
Fund servicing fees	10,009	2,742	1,648	3,197
Professional fees	7,569	5,577	5,273	5,695
Interest expense	6,676	614	—	1,917
Management service fees (Note 6)	4,694	1,107	571	1,338
Reports to shareholders	3,134	741	377	882
Pricing fees	2,975	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Trustees' fees and expenses	737	173	89	209
Insurance fees	466	110	56	131
Other	1,068	189	128	225
Total Expenses	191,832	59,029	40,233	69,036
Less: Reimbursement of expenses from Adviser (Note 6)	(11,153)	(17,372)	(19,057)	(17,481)
Net Expenses	180,679	41,657	21,176	51,555
Net investment income	297,986	39,663	53,749	73,478
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(833,111)	(37,301)	—
In-kind redemptions	—	433,783	42,265	—
Swap contracts	(8,569,381)	(3,361)	930,119	145,632
Net realized gain (loss)	(8,569,381)	(402,689)	935,083	145,632
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	797,183	197,032	222,679
Swap contracts	(15,896,460)	1,783,467	(51,224)	861,521
Change in net unrealized appreciation (depreciation)	(15,896,460)	2,580,650	145,808	1,084,200
Net realized and unrealized gain (loss)	(24,465,841)	2,177,961	1,080,891	1,229,832
Net increase (decrease) in net assets resulting from operations	$(24,167,855)	$2,217,624	$1,134,640	$1,303,310

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2019

	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$—	$1,013,204	$—
Interest income	201,463	362,278	3,031,712
Securities lending income	—	3,351	—
Total investment income	201,463	1,378,833	3,031,712
Expenses:
Investment advisory fees (Note 6)	65,425	392,338	977,322
Licensing fees	10,798	17,097	42,566
Professional fees	6,204	12,414	23,586
Fund servicing fees	4,996	27,662	68,173
Pricing fees	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480
Interest expense	2,279	16,911	388,658
Management service fees (Note 6)	2,236	13,408	33,405
Reports to shareholders	1,495	8,953	22,371
Trustees' fees and expenses	350	2,104	5,223
Insurance fees	223	1,332	3,329
Other	381	2,961	5,703
Total Expenses	99,843	500,636	1,575,792
Recoupment of expenses to Adviser (Note 6)	—	610	—
Less: Reimbursement of expenses from Adviser (Note 6)	(14,693)	(610)	—
Net Expenses	85,150	500,636	1,575,792
Net investment income	116,313	878,197	1,455,920
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(1,196,037)	—
In-kind redemptions	—	511,959	—
Swap contracts	(418,662)	6,094,202	152,756
Net realized gain (loss)	(418,662)	5,410,124	152,756
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	6,317,253	—
Swap contracts	(2,781,920)	12,537,584	(83,951,423)
Change in net unrealized appreciation (depreciation)	(2,781,920)	18,854,837	(83,951,423)
Net realized and unrealized gain (loss)	(3,200,582)	24,264,961	(83,798,667)
Net increase (decrease) in net assets resulting from operations	$(3,084,269)	$25,143,158	$(82,342,747)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily Mid Cap Bear 3X Shares[1]
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$169,770	$317,294	$26,321	$25,728
Net realized gain (loss)	(3,570,924)	14,622,173	349,749	(2,367,731)
Capital gain distributions from regulated investment companies	—	7	—	3
Change in net unrealized appreciation (depreciation)	15,635,943	(20,122,754)	(1,323,814)	1,889,936
Net increase (decrease) in net assets resulting from operations	12,234,789	(5,183,280)	(947,744)	(452,064)
Distributions to shareholders:
Net distributions to shareholders	(267,981)	(1,843,382)	(23,860)	(5,189)
Total distributions	(267,981)	(1,843,382)	(23,860)	(5,189)
Capital share transactions:
Proceeds from shares sold	24,430,236	168,922,494	1,735,102	6,297,137
Cost of shares redeemed	(39,434,092)	(166,507,441)	(1,948,132)	(7,726,077)
Transaction fees (Note 4)	8,839	47,993	584	2,318
Net increase (decrease) in net assets resulting from capital transactions	(14,995,017)	2,463,046	(212,446)	(1,426,622)
Total decrease in net assets	(3,028,209)	(4,563,616)	(1,184,050)	(1,883,875)
Net assets:
Beginning of year/period	57,678,063	62,241,679	4,404,405	6,288,280
End of year/period	$54,649,854	$57,678,063	$3,220,355	$4,404,405
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,500,132	1,450,132	62,881	82,881
Shares sold	700,000	3,200,000	30,000	110,000
Shares repurchased	(1,000,000)	(3,150,000)	(30,000)	(130,000)
Shares outstanding, end of year/period	1,200,132	1,500,132	62,881	62,881

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares		Direxion Daily S&P 500® Bear 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$5,654,688	$6,651,143	$2,569,146	$2,044,221
Net realized gain (loss)	(81,809,404)	150,532,616	(23,811,314)	(132,314,613)
Capital gain distributions from regulated investment companies	—	82	—	99
Change in net unrealized appreciation (depreciation)	299,837,550	(84,240,232)	(90,863,474)	64,559,364
Net increase (decrease) in net assets resulting from operations	223,682,834	72,943,609	(112,105,642)	(65,710,929)
Distributions to shareholders:
Net distributions to shareholders	(5,908,966)	(32,208,266)	(2,110,240)	(972,234)
Total distributions	(5,908,966)	(32,208,266)	(2,110,240)	(972,234)
Capital share transactions:
Proceeds from shares sold	449,672,568	1,675,301,042	464,421,944	404,338,291
Cost of shares redeemed	(596,785,249)	(1,417,003,027)	(260,714,155)	(452,601,536)
Transaction fees (Note 4)	141,832	347,449	78,214	135,780
Net increase (decrease) in net assets resulting from capital transactions	(146,970,849)	258,645,464	203,786,003	(48,127,465)
Total increase (decrease) in net assets	70,803,019	299,380,807	89,570,121	(114,810,628)
Net assets:
Beginning of year/period	992,231,704	692,850,897	267,114,074	381,924,702
End of year/period	$1,063,034,723	$992,231,704	$356,684,195	$267,114,074
Changes in shares outstanding
Shares outstanding, beginning of year/period	23,055,004	16,955,004	10,303,892	11,253,892
Shares sold	11,750,000	37,400,000	18,900,000	15,850,000
Shares repurchased	(14,500,000)	(31,300,000)	(10,050,000)	(16,800,000)
Shares outstanding, end of year/period	20,305,004	23,055,004	19,153,892	10,303,892

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares		Direxion Daily Small Cap Bear 3X Shares[1]
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$2,765,725	$2,009,020	$2,142,174	$2,870,126
Net realized gain (loss)	(169,181,221)	181,301,153	8,557,521	(200,632,824)
Capital gain distributions from regulated investment companies	—	125	—	181
Change in net unrealized appreciation (depreciation)	257,401,691	(186,631,018)	(69,941,496)	136,998,911
Net increase (decrease) in net assets resulting from operations	90,986,195	(3,320,720)	(59,241,801)	(60,763,606)
Distributions to shareholders:
Net distributions to shareholders	(2,468,657)	(1,284,400)	(1,867,324)	(1,604,319)
Total distributions	(2,468,657)	(1,284,400)	(1,867,324)	(1,604,319)
Capital share transactions:
Proceeds from shares sold	438,214,645	1,706,594,417	291,765,828	413,515,686
Cost of shares redeemed	(606,352,319)	(1,477,280,042)	(197,995,046)	(715,458,891)
Transaction fees (Note 4)	136,990	343,232	59,399	216,269
Net increase (decrease) in net assets resulting from capital transactions	(168,000,684)	229,657,607	93,830,181	(301,726,936)
Total increase (decrease) in net assets	(79,483,146)	225,052,487	32,721,056	(364,094,861)
Net assets:
Beginning of year/period	883,562,102	658,509,615	282,983,950	647,078,811
End of year/period	$804,078,956	$883,562,102	$315,705,006	$282,983,950
Changes in shares outstanding
Shares outstanding, beginning of year/period	14,300,068	9,950,068	4,894,075	9,734,075
Shares sold	8,200,000	23,100,000	5,480,000	7,980,000
Shares repurchased	(10,500,000)	(18,750,000)	(3,280,000)	(12,820,000)
Shares outstanding, end of year/period	12,000,068	14,300,068	7,094,075	4,894,075

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily EURO STOXX 50® Bull 3X Shares		Direxion Daily FTSE China Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$10,380	$59,173	$1,791,089	$4,896,025
Net realized gain (loss)	(406,990)	(677,106)	26,648,513	(57,401,670)
Capital gain distributions from regulated investment companies	—	1	—	—
Change in net unrealized appreciation (depreciation)	1,150,496	(1,189,359)	94,308,910	(102,456,679)
Net increase (decrease) in net assets resulting from operations	753,886	(1,807,291)	122,748,512	(154,962,324)
Distributions to shareholders:
Net distributions to shareholders	(8,195)	(386,117)	(1,751,516)	(4,514,464)
Return of capital	—	(2,613)	—	—
Total distributions	(8,195)	(388,730)	(1,751,516)	(4,514,464)
Capital share transactions:
Proceeds from shares sold	698,970	—	233,396,229	605,178,782
Cost of shares redeemed	(861,979)	—	(248,015,609)	(375,506,796)
Transaction fees (Note 4)	173	—	49,954	76,226
Net increase (decrease) in net assets resulting from capital transactions	(162,836)	—	(14,569,426)	229,748,212
Total increase (decrease) in net assets	582,855	(2,196,021)	106,427,570	70,271,424
Net assets:
Beginning of year/period	2,377,379	4,573,400	307,057,737	236,786,313
End of year/period	$2,960,234	$2,377,379	$413,485,307	$307,057,737
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	150,001	17,200,013	7,250,013
Shares sold	50,000	—	10,750,000	21,550,000
Shares repurchased	(50,000)	—	(10,900,000)	(11,600,000)
Shares outstanding, end of year/period	150,001	150,001	17,050,013	17,200,013

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$570,358	$366,282	$198,832	$982,683
Net realized gain (loss)	(19,199,762)	6,024,654	(3,484,926)	(4,406,114)
Capital gain distributions from regulated investment companies	—	20	—	6
Change in net unrealized appreciation (depreciation)	(14,445,024)	20,665,984	9,500,967	(18,101,481)
Net increase (decrease) in net assets resulting from operations	(33,074,428)	27,056,940	6,214,873	(21,524,906)
Distributions to shareholders:
Net distributions to shareholders	(487,877)	(204,922)	(267,080)	(1,028,064)
Total distributions	(487,877)	(204,922)	(267,080)	(1,028,064)
Capital share transactions:
Proceeds from shares sold	104,878,505	154,684,082	3,626,177	106,719,693
Cost of shares redeemed	(63,506,234)	(142,159,374)	(25,348,944)	(102,292,257)
Transaction fees (Note 4)	19,052	42,777	5,070	20,458
Net increase (decrease) in net assets resulting from capital transactions	41,391,323	12,567,485	(21,717,697)	4,447,894
Total increase (decrease) in net assets	7,829,018	39,419,503	(15,769,904)	(18,105,076)
Net assets:
Beginning of year/period	80,083,729	40,664,226	46,632,113	64,737,189
End of year/period	$87,912,747	$80,083,729	$30,862,209	$46,632,113
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,127,337	622,726	1,900,001	1,750,001
Shares sold	2,000,000	2,890,000	150,000	2,850,000
Shares repurchased	(1,100,000)	(2,385,389)	(1,000,000)	(2,700,000)
Shares outstanding, end of year/period	2,027,337	1,127,337	1,050,001	1,900,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Latin America Bull 3X Shares		Direxion Daily MSCI Brazil Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$78,926	$158,397	$1,824,172	$3,402,340
Net realized gain (loss)	1,688,643	(7,094,060)	192,608,279	(63,608,282)
Capital gain distributions from regulated investment companies	—	3	—	23
Change in net unrealized appreciation (depreciation)	(1,676,261)	2,250,743	(158,922,918)	154,419,353
Net increase (decrease) in net assets resulting from operations	91,308	(4,684,917)	35,509,533	94,213,434
Distributions to shareholders:
Net distributions to shareholders	(74,535)	(129,439)	(2,006,398)	(3,402,340)
Return of capital	—	(3,377)	—	(162,556)
Total distributions	(74,535)	(132,816)	(2,006,398)	(3,564,896)
Capital share transactions:
Proceeds from shares sold	32,911,255	14,884,197	515,052,914	819,204,569
Cost of shares redeemed	(17,558,789)	(11,352,563)	(464,187,716)	(655,988,474)
Transaction fees (Note 4)	3,512	2,271	92,838	133,679
Net increase in net assets resulting from capital transactions	15,355,978	3,533,905	50,958,036	163,349,774
Total increase (decrease) in net assets	15,372,751	(1,283,828)	84,461,171	253,998,312
Net assets:
Beginning of year/period	13,512,116	14,795,944	407,268,458	153,270,146
End of year/period	$28,884,867	$13,512,116	$491,729,629	$407,268,458
Changes in shares outstanding
Shares outstanding, beginning of year/period	569,092	469,092	13,853,728	3,803,728
Shares sold	1,450,000	500,000	18,100,000	33,600,000
Shares repurchased	(750,000)	(400,000)	(14,600,000)	(23,550,000)
Shares outstanding, end of year/period	1,269,092	569,092	17,353,728	13,853,728

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Developed Markets Bull 3X Shares		Direxion Daily MSCI Developed Markets Bear 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$121,564	$348,843	$38,460	$30,322
Net realized loss	(5,531,058)	(340,474)	(858,978)	(33,851)
Change in net unrealized appreciation (depreciation)	7,479,826	(9,018,066)	(538,663)	351,980
Net increase (decrease) in net assets resulting from operations	2,070,332	(9,009,697)	(1,359,181)	348,451
Distributions to shareholders:
Net distributions to shareholders	(113,409)	(563,639)	(28,942)	(16,103)
Total distributions	(113,409)	(563,639)	(28,942)	(16,103)
Capital share transactions:
Proceeds from shares sold	—	24,913,426	14,042,912	13,130,990
Cost of shares redeemed	(5,047,626)	(27,763,822)	(7,902,378)	(13,468,793)
Transaction fees (Note 4)	1,009	5,553	2,371	4,041
Net increase (decrease) in net assets resulting from capital transactions	(5,046,617)	(2,844,843)	6,142,905	(333,762)
Total increase (decrease) in net assets	(3,089,694)	(12,418,179)	4,754,782	(1,414)
Net assets:
Beginning of year/period	19,331,973	31,750,152	3,726,562	3,727,976
End of year/period	$16,242,279	$19,331,973	$8,481,344	$3,726,562
Changes in shares outstanding
Shares outstanding, beginning of year/period	350,001	400,001	234,916	284,916
Shares sold	—	300,000	950,000	1,000,000
Shares repurchased	(100,000)	(350,000)	(500,000)	(1,050,000)
Shares outstanding, end of year/period	250,001	350,001	684,916	234,916

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$1,801,094	$2,782,836	$540,171	$508,161
Net realized gain (loss)	3,157,040	(102,248,422)	(25,127,489)	16,030,046
Capital gain distributions from regulated investment companies	—	58	—	46
Change in net unrealized appreciation (depreciation)	71,013,753	(61,503,504)	(7,013,092)	14,872,878
Net increase (decrease) in net assets resulting from operations	75,971,887	(160,969,032)	(31,600,410)	31,411,131
Distributions to shareholders:
Net distributions to shareholders	(1,689,890)	(2,126,107)	(512,097)	(275,222)
Return of capital	—	(62,073)	—	—
Total distributions	(1,689,890)	(2,188,180)	(512,097)	(275,222)
Capital share transactions:
Proceeds from shares sold	111,863,766	305,885,103	82,049,489	127,335,673
Cost of shares redeemed	(149,127,305)	(215,944,980)	(74,972,047)	(152,299,739)
Transaction fees (Note 4)	29,825	43,189	22,491	45,686
Net increase (decrease) in net assets resulting from capital transactions	(37,233,714)	89,983,312	7,099,933	(24,918,380)
Total increase (decrease) in net assets	37,048,283	(73,173,900)	(25,012,574)	6,217,529
Net assets:
Beginning of year/period	202,745,101	275,919,001	90,383,383	84,165,854
End of year/period	$239,793,384	$202,745,101	$65,370,809	$90,383,383
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,231,598	2,381,598	1,395,232	1,665,553
Shares sold	1,550,000	2,800,000	1,600,000	2,820,000
Shares repurchased	(1,950,000)	(1,950,000)	(1,400,000)	(3,090,321)
Shares outstanding, end of year/period	2,831,598	3,231,598	1,595,232	1,395,232

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI India Bull 3X Shares		Direxion Daily MSCI Japan Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$382,045	$118,240	$59,337	$43,355
Net realized gain (loss)	25,169,319	(26,119,547)	(1,618,659)	(2,788,751)
Capital gain distributions from regulated investment companies	—	7	—	3
Change in net unrealized appreciation (depreciation)	18,000,067	(28,299,403)	1,216,054	(4,081,407)
Net increase (decrease) in net assets resulting from operations	43,551,431	(54,300,703)	(343,268)	(6,826,800)
Distributions to shareholders:
Net distributions to shareholders	(253,828)	(227,798)	(36,560)	(41,313)
Return of capital	—	(71,809)	—	(636)
Total distributions	(253,828)	(299,607)	(36,560)	(41,949)
Capital share transactions:
Proceeds from shares sold	18,783,982	135,288,656	—	23,515,365
Cost of shares redeemed	(81,404,965)	(85,302,945)	(2,526,222)	(17,478,648)
Transaction fees (Note 4)	16,281	18,285	505	3,495
Net increase (decrease) in net assets resulting from capital transactions	(62,604,702)	50,003,996	(2,525,717)	6,040,212
Total decrease in net assets	(19,307,099)	(4,596,314)	(2,905,545)	(828,537)
Net assets:
Beginning of year/period	100,426,959	105,023,273	13,556,605	14,385,142
End of year/period	$81,119,860	$100,426,959	$10,651,060	$13,556,605
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,949,686	1,099,686	250,001	200,001
Shares sold	300,000	1,850,000	—	300,000
Shares repurchased	(1,200,000)	(1,000,000)	(50,000)	(250,000)
Shares outstanding, end of year/period	1,049,686	1,949,686	200,001	250,001
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares		Direxion Daily MSCI South Korea Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$93,098	$149,185	$177,054	$144,291
Net realized gain (loss)	(1,714,036)	(515,802)	3,026,414	(9,171,474)
Capital gain distributions from regulated investment companies	—	—	—	4
Change in net unrealized appreciation (depreciation)	3,103,111	(2,568,594)	1,989,297	(8,335,691)
Net increase (decrease) in net assets resulting from operations	1,482,173	(2,935,211)	5,192,765	(17,362,870)
Distributions to shareholders:
Net distributions to shareholders	(90,319)	(155,659)	(131,518)	(630,975)
Total distributions	(90,319)	(155,659)	(131,518)	(630,975)
Capital share transactions:
Proceeds from shares sold	12,881,842	31,701,991	83,397,523	55,569,875
Cost of shares redeemed	(12,097,439)	(27,081,957)	(64,951,751)	(26,701,474)
Transaction fees (Note 4)	2,527	5,530	14,043	5,592
Net increase in net assets resulting from capital transactions	786,930	4,625,564	18,459,815	28,873,993
Total increase in net assets	2,178,784	1,534,694	23,521,062	10,880,148
Net assets:
Beginning of year/period	4,808,539	3,273,845	22,923,892	12,043,744
End of year/period	$6,987,323	$4,808,539	$46,444,954	$22,923,892
Changes in shares outstanding
Shares outstanding, beginning of year/period	450,001	150,001	950,001	200,001
Shares sold	1,150,000	1,650,000	2,950,000	1,300,000
Shares repurchased	(1,050,000)	(1,350,000)	(2,150,000)	(550,000)
Shares outstanding, end of year/period	550,001	450,001	1,750,001	950,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 3X Shares		Direxion Daily Russia Bear 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,087,149	$3,020,183	$157,774	$155,636
Net realized gain (loss)	16,630,262	19,330,013	(6,017,065)	(11,288,893)
Capital gain distributions from regulated investment companies	—	11	—	16
Change in net unrealized appreciation (depreciation)	6,591,734	(24,006,187)	203,843	6,789,005
Net increase (decrease) in net assets resulting from operations	26,309,145	(1,655,980)	(5,655,448)	(4,344,236)
Distributions to shareholders:
Net distributions to shareholders	(2,765,536)	(2,304,147)	(145,395)	(74,885)
Return of capital	—	(784,069)	—	—
Total distributions	(2,765,536)	(3,088,216)	(145,395)	(74,885)
Capital share transactions:
Proceeds from shares sold	27,054,690	254,406,397	18,777,682	47,781,998
Cost of shares redeemed	(67,090,431)	(244,879,219)	(13,111,980)	(51,459,509)
Transaction fees (Note 4)	13,418	51,375	3,934	15,438
Net increase (decrease) in net assets resulting from capital transactions	(40,022,323)	9,578,553	5,669,636	(3,662,073)
Total increase (decrease) in net assets	(16,478,714)	4,834,357	(131,207)	(8,081,194)
Net assets:
Beginning of year/period	147,417,116	142,582,759	23,701,050	31,782,244
End of year/period	$130,938,402	$147,417,116	$23,569,843	$23,701,050
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,018,002	2,918,002	1,294,595	1,294,595
Shares sold	800,000	6,400,000	1,200,000	2,450,000
Shares repurchased	(1,700,000)	(5,300,000)	(700,000)	(2,450,000)
Shares outstanding, end of year/period	3,118,002	4,018,002	1,794,595	1,294,595

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Communication Services Index Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	For the Period January 14, 2019[1] through April 30, 2019 (Unaudited)
Operations:
Net investment income	$167,436	$301,852	$2,389
Net realized gain (loss)	(4,842,370)	11,530,025	268,191
Capital gain distributions from regulated investment companies	—	3	—
Change in net unrealized appreciation (depreciation)	16,246,633	(8,902,691)	647,973
Net increase in net assets resulting from operations	11,571,699	2,929,189	918,553
Distributions to shareholders:
Net distributions to shareholders	(195,015)	(969,892)	(1,133)
Total distributions	(195,015)	(969,892)	(1,133)
Capital share transactions:
Proceeds from shares sold	10,622,361	86,976,957	4,399,973
Cost of shares redeemed	(17,782,375)	(74,084,161)	—
Transaction fees (Note 4)	3,556	16,237	—
Net increase (decrease) in net assets resulting from capital transactions	(7,156,458)	12,909,033	4,399,973
Total increase in net assets	4,220,226	14,868,330	5,317,393
Net assets:
Beginning of year/period	56,900,460	42,032,130	—
End of year/period	$61,120,686	$56,900,460	$5,317,393
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,350,001	1,050,001	—
Shares sold	250,000	1,750,000	150,001
Shares repurchased	(400,000)	(1,450,000)	—
Shares outstanding, end of year/period	1,200,001	1,350,001	150,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Communication Services Index Bear 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares
	For the Period January 14, 2019[1] through April 30, 2019 (Unaudited)	For the Period November 29, 2018[1] through April 30, 2019 (Unaudited)
Operations:
Net investment income	$9,934	$8,167
Net realized loss	(842,902)	(15,314)
Change in net unrealized appreciation (depreciation)	(3,102)	790,855
Net increase (decrease) in net assets resulting from operations	(836,070)	783,708
Distributions to shareholders:
Net distributions to shareholders	(6,859)	(9,457)
Total distributions	(6,859)	(9,457)
Capital share transactions:
Proceeds from shares sold	2,500,025	4,137,389
Cost of shares redeemed	—	—
Net increase in net assets resulting from capital transactions	2,500,025	4,137,389
Total increase in net assets	1,657,096	4,911,640
Net assets:
Beginning of period	—	—
End of period	$1,657,096	$4,911,640
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	100,001	150,001
Shares repurchased	—	—
Shares outstanding, end of period	100,001	150,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares
	For the Period November 29, 2018[1] through April 30, 2019 (Unaudited)	For the Period November 29, 2018[1] through April 30, 2019 (Unaudited)
Operations:
Net investment income	$11,390	$20,024
Net realized loss	(507,656)	(153,034)
Capital gain distributions from regulated investment companies	—	—
Change in net unrealized appreciation (depreciation)	(14,299)	376,482
Net increase (decrease) in net assets resulting from operations	(510,565)	243,472
Distributions to shareholders:
Net distributions to shareholders	(11,096)	(16,500)
Return of capital	—	—
Total distributions	(11,096)	(16,500)
Capital share transactions:
Proceeds from shares sold	2,500,025	2,500,025
Cost of shares redeemed	(1,159,597)	—
Transaction fees (Note 4)	347	—
Net increase in net assets resulting from capital transactions	1,340,775	2,500,025
Total increase in net assets	819,114	2,726,997
Net assets:
Beginning of period	—	—
End of period	$819,114	$2,726,997
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	100,001	100,001
Shares repurchased	(50,000)	—
Shares outstanding, end of period	50,001	100,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Consumer Staples Bear 3X Shares	Direxion Daily Energy Bull 3X Shares
	For the Period November 29, 2018[1] through April 30, 2019 (Unaudited)	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$11,588	$3,780,063	$5,513,926
Net realized gain (loss)	305,558	(108,646,824)	104,518,440
Capital gain distributions from regulated investment companies	—	—	44
Change in net unrealized appreciation (depreciation)	(269,129)	96,689,611	(79,416,761)
Net increase (decrease) in net assets resulting from operations	48,017	(8,177,150)	30,615,649
Distributions to shareholders:
Net distributions to shareholders	(10,659)	(3,943,261)	(7,502,193)
Return of capital	—	—	(140,348)
Total distributions	(10,659)	(3,943,261)	(7,642,541)
Capital share transactions:
Proceeds from shares sold	2,500,025	178,088,637	546,234,533
Cost of shares redeemed	(1,476,994)	(145,206,083)	(700,832,789)
Transaction fees (Note 4)	443	30,281	150,611
Net increase (decrease) in net assets resulting from capital transactions	1,023,474	32,912,835	(154,447,645)
Total increase (decrease) in net assets	1,060,832	20,792,424	(131,474,537)
Net assets:
Beginning of year/period	—	349,655,044	481,129,581
End of year/period	$1,060,832	$370,447,468	$349,655,044
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	13,800,017	16,500,017
Shares sold	100,001	9,200,000	16,900,000
Shares repurchased	(50,000)	(6,550,000)	(19,600,000)
Shares outstanding, end of year/period	50,001	16,450,017	13,800,017

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Energy Bear 3X Shares		Direxion Daily Financial Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$172,786	$265,837	$9,345,430	$16,667,394
Net realized gain (loss)	19,305,919	(18,005,444)	(194,251,273)	470,636,738
Capital gain distributions from regulated investment companies	—	19	—	291
Change in net unrealized appreciation (depreciation)	(18,013,091)	19,307,826	554,831,689	(475,416,695)
Net increase in net assets resulting from operations	1,465,614	1,568,238	369,925,846	11,887,728
Distributions to shareholders:
Net distributions to shareholders	(163,788)	(126,039)	(8,040,178)	(14,975,518)
Total distributions	(163,788)	(126,039)	(8,040,178)	(14,975,518)
Capital share transactions:
Proceeds from shares sold	79,107,214	208,256,040	106,728,072	1,808,958,763
Cost of shares redeemed	(104,517,360)	(211,300,411)	(517,348,045)	(1,716,787,131)
Transaction fees (Note 4)	31,959	63,384	103,470	417,388
Net increase (decrease) in net assets resulting from capital transactions	(25,378,187)	(2,980,987)	(410,516,503)	92,589,020
Total increase (decrease) in net assets	(24,076,361)	(1,538,788)	(48,630,835)	89,501,230
Net assets:
Beginning of year/period	51,915,237	53,454,025	1,627,512,894	1,538,011,664
End of year/period	$27,838,876	$51,915,237	$1,578,882,059	$1,627,512,894
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,157,061	957,444	27,749,888	25,499,888
Shares sold	1,550,000	5,190,000	2,000,000	26,650,000
Shares repurchased	(2,000,000)	(4,990,383)	(8,500,000)	(24,400,000)
Shares outstanding, end of year/period	707,061	1,157,061	21,249,888	27,749,888

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bear 3X Shares[1]		Direxion Daily Gold Miners Index Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$1,229,704	$995,655	$4,915,102	$6,333,868
Net realized gain (loss)	(23,634,618)	(63,334,650)	193,744,711	(902,702,106)
Capital gain distributions from regulated investment companies	—	111	—	182
Change in net unrealized appreciation (depreciation)	(37,689,055)	40,492,022	90,605,198	65,204,241
Net increase (decrease) in net assets resulting from operations	(60,093,969)	(21,846,862)	289,265,011	(831,163,815)
Distributions to shareholders:
Net distributions to shareholders	(1,001,005)	(507,442)	(4,185,728)	(1,134,609)
Return of capital	—	—	—	(2,575,171)
Total distributions	(1,001,005)	(507,442)	(4,185,728)	(3,709,780)
Capital share transactions:
Proceeds from shares sold	172,876,517	208,204,428	503,436,632	2,188,928,500
Cost of shares redeemed	(83,253,310)	(222,869,313)	(835,556,505)	(1,561,104,519)
Transaction fees (Note 4)	24,976	67,542	169,286	375,524
Net increase (decrease) in net assets resulting from capital transactions	89,648,183	(14,597,343)	(331,950,587)	628,199,505
Total increase (decrease) in net assets	28,553,209	(36,951,647)	(46,871,304)	(206,674,090)
Net assets:
Beginning of year/period	141,798,629	178,750,276	1,131,021,367	1,337,695,457
End of year/period	$170,351,838	$141,798,629	$1,084,150,063	$1,131,021,367
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,526,411	2,656,411	85,185,823	46,085,823
Shares sold	3,290,000	3,960,000	28,750,000	100,850,000
Shares repurchased	(1,470,000)	(4,090,000)	(45,000,000)	(61,750,000)
Shares outstanding, end of year/period	4,346,411	2,526,411	68,935,823	85,185,823

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 3X Shares		Direxion Daily Healthcare Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$986,967	$1,068,434	$599,890	$638,927
Net realized gain (loss)	7,387,808	123,286,033	(3,568,689)	34,540,527
Capital gain distributions from regulated investment companies	—	92	—	21
Change in net unrealized depreciation	(28,910,352)	(11,061,104)	(3,377,426)	(13,067,457)
Net increase (decrease) in net assets resulting from operations	(20,535,577)	113,293,455	(6,346,225)	22,112,018
Distributions to shareholders:
Net distributions to shareholders	(782,352)	(387,306)	(663,840)	(822,897)
Total distributions	(782,352)	(387,306)	(663,840)	(822,897)
Capital share transactions:
Proceeds from shares sold	423,910,056	1,099,079,355	56,502,012	227,430,415
Cost of shares redeemed	(466,648,725)	(1,441,016,865)	(28,308,263)	(241,246,421)
Transaction fees (Note 4)	141,684	453,798	6,399	64,209
Net increase (decrease) in net assets resulting from capital transactions	(42,596,985)	(341,483,712)	28,200,148	(13,751,797)
Total increase (decrease) in net assets	(63,914,914)	(228,577,563)	21,190,083	7,537,324
Net assets:
Beginning of year/period	154,753,010	383,330,573	151,103,953	143,566,629
End of year/period	$90,838,096	$154,753,010	$172,294,036	$151,103,953
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,418,705	14,018,705	2,850,008	3,250,008
Shares sold	20,700,000	43,700,000	1,100,000	3,800,000
Shares repurchased	(21,000,000)	(53,300,000)	(550,000)	(4,200,000)
Shares outstanding, end of year/period	4,118,705	4,418,705	3,400,008	2,850,008

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Homebuilders & Supplies Bull 3X Shares		Direxion Daily Industrials Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$111,280	$51,561	$34,615	$40,994
Net realized loss	(4,747,353)	(29,925,772)	(294,655)	(233,997)
Capital gain distributions from regulated investment companies	—	7	—	1
Change in net unrealized appreciation (depreciation)	22,756,030	(25,286,862)	1,535,309	(792,212)
Net increase (decrease) in net assets resulting from operations	18,119,957	(55,161,066)	1,275,269	(985,214)
Distributions to shareholders:
Net distributions to shareholders	(126,436)	(1,058,169)	(37,827)	(52,680)
Total distributions	(126,436)	(1,058,169)	(37,827)	(52,680)
Capital share transactions:
Proceeds from shares sold	15,342,845	112,855,498	2,845,748	9,097,699
Cost of shares redeemed	(29,118,759)	(56,410,756)	(1,179,519)	(7,218,514)
Transaction fees (Note 4)	6,263	13,249	353	2,564
Net increase (decrease) in net assets resulting from capital transactions	(13,769,651)	56,457,991	1,666,582	1,881,749
Total increase in net assets	4,223,870	238,756	2,904,024	843,855
Net assets:
Beginning of year/period	39,666,767	39,428,011	3,936,893	3,093,038
End of year/period	$43,890,637	$39,666,767	$6,840,917	$3,936,893
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,400,000	550,000	150,001	100,001
Shares sold	450,000	1,650,000	100,000	250,000
Shares repurchased	(900,000)	(800,000)	(50,000)	(200,000)
Shares outstanding, end of year/period	950,000	1,400,000	200,001	150,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bull 3X Shares[1]		Direxion Daily Junior Gold Miners Index Bear 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$3,954,563	$2,755,151	$487,025	$483,600
Net realized gain (loss)	(73,619,176)	(450,284,278)	921,555	31,902,406
Capital gain distributions from regulated investment companies	—	219	—	47
Change in net unrealized appreciation (depreciation)	157,611,113	(16,100,926)	(6,734,099)	1,258,389
Net increase (decrease) in net assets resulting from operations	87,946,500	(463,629,834)	(5,325,519)	33,644,442
Distributions to shareholders:
Net distributions to shareholders	(3,509,058)	—	(422,092)	(172,110)
Return of capital	—	—	—	—
Total distributions	(3,509,058)	—	(422,092)	(172,110)
Capital share transactions:
Proceeds from shares sold	435,573,212	1,467,188,724	241,303,807	602,548,452
Cost of shares redeemed	(446,961,322)	(1,119,836,914)	(247,516,441)	(691,883,596)
Transaction fees (Note 4)	90,574	232,673	75,711	213,124
Net increase (decrease) in net assets resulting from capital transactions	(11,297,536)	347,584,483	(6,136,923)	(89,122,020)
Total increase (decrease) in net assets	73,139,906	(116,045,351)	(11,884,534)	(55,649,688)
Net assets:
Beginning of year/period	635,801,024	751,846,375	59,623,954	115,273,642
End of year/period	$708,940,930	$635,801,024	$47,739,420	$59,623,954
Changes in shares outstanding
Shares outstanding, beginning of year/period	17,781,376	9,941,376	787,735	1,787,735
Shares sold	10,310,000	24,290,000	5,400,000	10,800,000
Shares repurchased	(9,270,000)	(16,450,000)	(5,200,000)	(11,800,000)
Shares outstanding, end of year/period	18,821,376	17,781,376	987,735	787,735

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Real Estate Bull 3X Shares		Direxion Daily MSCI Real Estate Bear 3X Shares[1]
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$511,200	$1,595,045	$146,462	$112,776
Net realized gain (loss)	11,479,640	(13,858,816)	(6,525,177)	(1,139,344)
Capital gain distributions from regulated investment companies	—	3	—	—
Change in net unrealized appreciation (depreciation)	(1,039,138)	6,722,671	423,561	(463,813)
Net increase (decrease) in net assets resulting from operations	10,951,702	(5,541,097)	(5,955,154)	(1,490,381)
Distributions to shareholders:
Net distributions to shareholders	(377,549)	(1,172,396)	(133,128)	(60,011)
Return of capital	—	(285,570)	—	—
Total distributions	(377,549)	(1,457,966)	(133,128)	(60,011)
Capital share transactions:
Proceeds from shares sold	5,626,289	72,134,546	15,849,739	20,746,467
Cost of shares redeemed	(10,324,411)	(94,449,661)	(8,040,361)	(15,926,838)
Transaction fees (Note 4)	2,981	23,992	2,412	4,778
Net increase (decrease) in net assets resulting from capital transactions	(4,695,141)	(22,291,123)	7,811,790	4,824,407
Total increase (decrease) in net assets	5,879,012	(29,290,186)	1,723,508	3,274,015
Net assets:
Beginning of year/period	40,162,874	69,453,060	19,155,704	15,881,689
End of year/period	$46,041,886	$40,162,874	$20,879,212	$19,155,704
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,050,000	3,200,000	381,662	281,662
Shares sold	250,000	3,700,000	390,000	370,000
Shares repurchased	(450,000)	(4,850,000)	(170,000)	(270,000)
Shares outstanding, end of year/period	1,850,000	2,050,000	601,662	381,662

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bull 3X Shares[1]		Direxion Daily Natural Gas Related Bear 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$75,865	$27,775	$21,334	$33,264
Net realized gain (loss)	(27,689,959)	8,290,911	1,549,409	(69,518)
Capital gain distributions from regulated investment companies	—	5	—	1
Change in net unrealized appreciation (depreciation)	12,635,771	(11,657,300)	(1,126,530)	1,437,807
Net increase (decrease) in net assets resulting from operations	(14,978,323)	(3,338,609)	444,213	1,401,554
Distributions to shareholders:
Net distributions to shareholders	—	—	(19,523)	(21,078)
Total distributions	—	—	(19,523)	(21,078)
Capital share transactions:
Proceeds from shares sold	35,558,699	67,693,590	4,474,917	16,576,834
Cost of shares redeemed	(22,196,485)	(85,395,468)	(4,474,947)	(19,708,366)
Transaction fees (Note 4)	4,440	17,295	1,343	5,912
Net increase (decrease) in net assets resulting from capital transactions	13,366,654	(17,684,583)	1,313	(3,125,620)
Total increase (decrease) in net assets	(1,611,669)	(21,023,192)	426,003	(1,745,144)
Net assets:
Beginning of year/period	32,319,363	53,342,555	3,341,835	5,086,979
End of year/period	$30,707,694	$32,319,363	$3,767,838	$3,341,835
Changes in shares outstanding
Shares outstanding, beginning of year/period	491,504	471,504	124,855	174,855
Shares sold	910,000	760,000	150,000	850,000
Shares repurchased	(520,000)	(740,000)	(150,000)	(900,000)
Shares outstanding, end of year/period	881,504	491,504	124,855	124,855

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Pharmaceutical & Medical Bull 3X Shares		Direxion Daily Regional Banks Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	For the Period November 15, 2017 through October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$24,737	$11,338	$242,793	$338,437
Net realized loss	(867,866)	(70,723)	(2,569,942)	(3,435,882)
Capital gain distributions from regulated investment companies	—	—	—	9
Change in net unrealized appreciation (depreciation)	174,975	(584,266)	4,508,283	(6,881,537)
Net increase (decrease) in net assets resulting from operations	(668,154)	(643,651)	2,181,134	(9,978,973)
Distributions to shareholders:
Net distributions to shareholders	(23,387)	(13,214)	(233,700)	(330,504)
Return of capital	—	(1,811)	—	—
Total distributions	(23,387)	(15,025)	(233,700)	(330,504)
Capital share transactions:
Proceeds from shares sold	2,201,296	7,643,574	38,182,976	45,462,567
Cost of shares redeemed	(1,334,232)	(3,006,162)	(44,729,728)	(32,119,131)
Transaction fees (Note 4)	401	601	10,624	7,199
Net increase (decrease) in net assets resulting from capital transactions	867,465	4,638,013	(6,536,128)	13,350,635
Total increase (decrease) in net assets	175,924	3,979,337	(4,588,694)	3,041,158
Net assets:
Beginning of year/period	3,979,337	—	29,834,800	26,793,642
End of year/period	$4,155,261	$3,979,337	$25,246,106	$29,834,800
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	—	600,000	400,000
Shares sold	100,000	250,001	900,000	600,000
Shares repurchased	(50,000)	(100,000)	(1,000,000)	(400,000)
Shares outstanding, end of year/period	200,001	150,001	500,000	600,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bear 3X Shares		Direxion Daily Retail Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$14,419	$14,611	$129,088	$173,022
Net realized gain (loss)	1,352,215	(2,124,955)	(5,912,594)	12,401,094
Capital gain distributions from regulated investment companies	—	1	—	5
Change in net unrealized appreciation (depreciation)	(1,370,223)	1,902,008	662,966	385,154
Net increase (decrease) in net assets resulting from operations	(3,589)	(208,335)	(5,120,540)	12,959,275
Distributions to shareholders:
Net distributions to shareholders	(11,840)	(10,651)	(109,041)	(172,548)
Total distributions	(11,840)	(10,651)	(109,041)	(172,548)
Capital share transactions:
Proceeds from shares sold	3,347,916	—	10,320,917	49,149,827
Cost of shares redeemed	(4,088,487)	—	(19,521,625)	(67,315,793)
Transaction fees (Note 4)	708	—	4,496	17,806
Net decrease in net assets resulting from capital transactions	(739,863)	—	(9,196,212)	(18,148,160)
Total decrease in net assets	(755,292)	(218,986)	(14,425,793)	(5,361,433)
Net assets:
Beginning of year/period	3,319,193	3,538,179	31,366,656	36,728,089
End of year/period	$2,563,901	$3,319,193	$16,940,863	$31,366,656
Changes in shares outstanding
Shares outstanding, beginning of year/period	99,988	99,988	850,012	1,500,012
Shares sold	100,000	—	350,000	1,400,000
Shares repurchased	(99,988)	—	(650,000)	(2,050,000)
Shares outstanding, end of year/period	100,000	99,988	550,012	850,012

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares		Direxion Daily S&P Biotech Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	For the Period April 19, 2018[1] through October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income (loss)	$36,817	$(5,808)	$2,736,096	$798,372
Net realized gain (loss)	(1,064,400)	(1,582,103)	13,761,791	129,033,809
Capital gain distributions from regulated investment companies	—	—	—	30
Change in net unrealized appreciation (depreciation)	6,292,030	(1,060,894)	30,340,906	(218,163,977)
Net increase (decrease) in net assets resulting from operations	5,264,447	(2,648,805)	46,838,793	(88,331,766)
Distributions to shareholders:
Net distributions to shareholders	(33,519)	—	(2,715,184)	(1,346,096)
Return of capital	—	(356)	—	—
Total distributions	(33,519)	(356)	(2,715,184)	(1,346,096)
Capital share transactions:
Proceeds from shares sold	22,993,481	7,754,092	796,514,875	1,616,966,525
Cost of shares redeemed	(8,505,557)	(982,603)	(755,814,900)	(1,314,398,252)
Transaction fees (Note 4)	2,157	197	155,649	284,452
Net increase in net assets resulting from capital transactions	14,490,081	6,771,686	40,855,624	302,852,725
Total increase in net assets	19,721,009	4,122,525	84,979,233	213,174,863
Net assets:
Beginning of year/period	4,122,525	—	592,472,275	379,297,412
End of year/period	$23,843,534	$4,122,525	$677,451,508	$592,472,275
Changes in shares outstanding
Shares outstanding, beginning of year/period	350,001	—	12,011,600	4,961,600
Shares sold	2,050,000	400,001	16,700,000	21,600,000
Shares repurchased	(700,000)	(50,000)	(14,750,000)	(14,550,000)
Shares outstanding, end of year/period	1,700,001	350,001	13,961,600	12,011,600

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bear 3X Shares		Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$785,561	$552,328	$883,605	$270,211
Net realized gain (loss)	(45,976,737)	(28,408,923)	(91,370,222)	58,893,104
Capital gain distributions from regulated investment companies	—	—	—	26
Change in net unrealized appreciation (depreciation)	8,696,334	27,590,683	32,856,087	(34,974,820)
Net increase (decrease) in net assets resulting from operations	(36,494,842)	(265,912)	(57,630,530)	24,188,521
Distributions to shareholders:
Net distributions to shareholders	(600,550)	(402,269)	(888,259)	(33,032)
Total distributions	(600,550)	(402,269)	(888,259)	(33,032)
Capital share transactions:
Proceeds from shares sold	429,010,144	477,426,100	359,223,980	464,105,110
Cost of shares redeemed	(332,591,862)	(519,079,254)	(230,058,507)	(461,427,295)
Transaction fees (Note 4)	100,105	155,719	46,499	98,593
Net increase (decrease) in net assets resulting from capital transactions	96,518,387	(41,497,435)	129,211,972	2,776,408
Total increase (decrease) in net assets	59,422,995	(42,165,616)	70,693,183	26,931,897
Net assets:
Beginning of year/period	56,195,713	98,361,329	156,654,797	129,722,900
End of year/period	$115,618,708	$56,195,713	$227,347,980	$156,654,797
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,434,536	1,950,000	7,159,476	5,309,476
Shares sold	16,350,000	16,195,000	32,750,000	15,850,000
Shares repurchased	(12,400,000)	(16,710,464)	(19,300,000)	(14,000,000)
Shares outstanding, end of year/period	5,384,536	1,434,536	20,609,476	7,159,476

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[1]		Direxion Daily Semiconductor Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$279,046	$450,758	$3,012,857	$3,993,485
Net realized gain (loss)	23,812,039	(24,723,506)	(39,978,327)	111,619,851
Capital gain distributions from regulated investment companies	—	16	—	18
Change in net unrealized appreciation (depreciation)	(13,026,078)	19,939,093	437,132,152	(286,628,788)
Net increase (decrease) in net assets resulting from operations	11,065,007	(4,333,639)	400,166,682	(171,015,434)
Distributions to shareholders:
Net distributions to shareholders	(256,852)	(311,454)	(2,744,126)	(4,050,292)
Total distributions	(256,852)	(311,454)	(2,744,126)	(4,050,292)
Capital share transactions:
Proceeds from shares sold	199,547,502	390,730,811	239,439,849	1,232,025,871
Cost of shares redeemed	(200,440,061)	(373,852,024)	(608,816,438)	(999,576,546)
Transaction fees (Note 4)	60,132	112,156	123,936	210,103
Net increase (decrease) in net assets resulting from capital transactions	(832,427)	16,990,943	(369,252,653)	232,659,428
Total increase in net assets	9,975,728	12,345,850	28,169,903	57,593,702
Net assets:
Beginning of year/period	42,465,220	30,119,370	582,998,208	525,404,506
End of year/period	$52,440,948	$42,465,220	$611,168,111	$582,998,208
Changes in shares outstanding
Shares outstanding, beginning of year/period	975,961	365,961	5,800,004	3,550,004
Shares sold	3,720,000	9,700,000	2,450,000	8,550,000
Shares repurchased	(3,560,000)	(9,090,000)	(5,000,000)	(6,300,000)
Shares outstanding, end of year/period	1,135,961	975,961	3,250,004	5,800,004

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bear 3X Shares[1]		Direxion Daily Technology Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$888,428	$418,068	$1,535,493	$1,883,593
Net realized gain (loss)	(83,055,773)	13,806,086	(72,592,887)	144,800,199
Capital gain distributions from regulated investment companies	—	15	—	4
Change in net unrealized appreciation (depreciation)	(42,285,957)	3,980,856	269,189,598	(48,439,888)
Net increase (decrease) in net assets resulting from operations	(124,453,302)	18,205,025	198,132,204	98,243,908
Distributions to shareholders:
Net distributions to shareholders	(626,649)	(295,359)	(2,167,150)	(2,434,594)
Total distributions	(626,649)	(295,359)	(2,167,150)	(2,434,594)
Capital share transactions:
Proceeds from shares sold	356,406,804	187,830,290	62,605,132	1,256,032,409
Cost of shares redeemed	(124,219,741)	(189,252,708)	(117,087,927)	(1,133,021,000)
Transaction fees (Note 4)	37,266	56,776	29,382	329,393
Net increase (decrease) in net assets resulting from capital transactions	232,224,329	(1,365,642)	(54,453,413)	123,340,802
Total increase in net assets	107,144,378	16,544,024	141,511,641	219,150,116
Net assets:
Beginning of year/period	65,459,233	48,915,209	671,150,785	452,000,669
End of year/period	$172,603,611	$65,459,233	$812,662,426	$671,150,785
Changes in shares outstanding
Shares outstanding, beginning of year/period	490,977	300,977	5,350,000	4,200,000
Shares sold	4,480,000	1,750,000	600,000	8,500,000
Shares repurchased	(1,275,000)	(1,560,000)	(1,050,000)	(7,350,000)
Shares outstanding, end of year/period	3,695,977	490,977	4,900,000	5,350,000

1  Effective June 28, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bear 3X Shares		Direxion Daily Transportation Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$297,986	$209,394	$39,663	$45,061
Net realized gain (loss)	(8,569,381)	(14,625,586)	(402,689)	738,163
Capital gain distributions from regulated investment companies	—	5	—	—
Change in net unrealized appreciation (depreciation)	(15,896,460)	5,253,098	2,580,650	(1,929,202)
Net increase (decrease) in net assets resulting from operations	(24,167,855)	(9,163,089)	2,217,624	(1,145,978)
Distributions to shareholders:
Net distributions to shareholders	(237,364)	(153,226)	(36,635)	(493,856)
Total distributions	(237,364)	(153,226)	(36,635)	(493,856)
Capital share transactions:
Proceeds from shares sold	47,655,233	55,273,590	13,841,985	18,377,636
Cost of shares redeemed	(21,392,518)	(30,036,286)	(22,389,870)	(8,834,617)
Transaction fees (Note 4)	6,418	9,009	4,478	1,767
Net increase (decrease) in net assets resulting from capital transactions	26,269,133	25,246,313	(8,543,407)	9,544,786
Total increase (decrease) in net assets	1,863,914	15,929,998	(6,362,418)	7,904,952
Net assets:
Beginning of year/period	33,348,942	17,418,944	10,849,478	2,944,526
End of year/period	$35,212,856	$33,348,942	$4,487,060	$10,849,478
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,503,291	473,548	400,001	100,001
Shares sold	2,150,000	2,260,000	600,000	550,000
Shares repurchased	(900,000)	(1,230,257)	(850,000)	(250,000)
Shares outstanding, end of year/period	2,753,291	1,503,291	150,001	400,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Utilities Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$53,749	$152,948	$73,478	$51,809
Net realized gain (loss)	935,083	(29,270)	145,632	(696,058)
Capital gain distributions from regulated investment companies	—	1	—	2
Change in net unrealized appreciation (depreciation)	145,808	(189,796)	1,084,200	(352,422)
Net increase (decrease) in net assets resulting from operations	1,134,640	(66,117)	1,303,310	(996,669)
Distributions to shareholders:
Net distributions to shareholders	(50,310)	(153,771)	(59,717)	(47,883)
Total distributions	(50,310)	(153,771)	(59,717)	(47,883)
Capital share transactions:
Proceeds from shares sold	3,216,176	20,361,134	6,519,754	—
Cost of shares redeemed	(1,369,467)	(19,086,317)	—	(1,982,881)
Transaction fees (Note 4)	274	3,941	—	595
Net increase (decrease) in net assets resulting from capital transactions	1,846,983	1,278,758	6,519,754	(1,982,286)
Total increase in net assets	2,931,313	1,058,870	7,763,347	(3,026,838)
Net assets:
Beginning of year/period	4,171,570	3,112,700	5,824,141	8,850,979
End of year/period	$7,102,883	$4,171,570	$13,587,488	$5,824,141
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	100,001	150,000	200,000
Shares sold	100,000	850,000	150,000	—
Shares repurchased	(50,000)	(800,000)	—	(50,000)
Shares outstanding, end of year/period	200,001	150,001	300,000	150,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bear 3X Shares		Direxion Daily 20+ Year Treasury Bull 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$116,313	$107,691	$878,197	$1,276,363
Net realized gain (loss)	(418,662)	1,533,475	5,410,124	(10,227,467)
Capital gain distributions from regulated investment companies	—	7	—	4
Change in net unrealized appreciation (depreciation)	(2,781,920)	819,977	18,854,837	(17,918,830)
Net increase (decrease) in net assets resulting from operations	(3,084,269)	2,461,150	25,143,158	(26,869,930)
Distributions to shareholders:
Net distributions to shareholders	(101,488)	(31,172)	(904,279)	(1,338,321)
Total distributions	(101,488)	(31,172)	(904,279)	(1,338,321)
Capital share transactions:
Proceeds from shares sold	—	—	44,171,591	206,751,075
Cost of shares redeemed	(2,026,910)	(10,968,478)	(57,028,100)	(168,055,988)
Transaction fees (Note 4)	608	3,291	15,607	39,180
Net increase (decrease) in net assets resulting from capital transactions	(2,026,302)	(10,965,187)	(12,840,902)	38,734,267
Total increase (decrease) in net assets	(5,212,059)	(8,535,209)	11,397,977	10,526,016
Net assets:
Beginning of year/period	20,189,094	28,724,303	100,873,044	90,347,028
End of year/period	$14,977,035	$20,189,094	$112,271,021	$100,873,044
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,300,000	2,050,000	6,400,000	4,350,000
Shares sold	—	—	2,300,000	11,050,000
Shares repurchased	(150,000)	(750,000)	(3,150,000)	(9,000,000)
Shares outstanding, end of year/period	1,150,000	1,300,000	5,550,000	6,400,000
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net investment income	$1,455,920	$2,076,660
Net realized gain (loss)	152,756	(3,795,088)
Capital gain distributions from regulated investment companies	—	112
Change in net unrealized appreciation (depreciation)	(83,951,423)	70,730,672
Net increase (decrease) in net assets resulting from operations	(82,342,747)	69,012,356
Distributions to shareholders:
Net distributions to shareholders	(1,311,831)	(1,039,498)
Total distributions	(1,311,831)	(1,039,498)
Capital share transactions:
Proceeds from shares sold	76,533,993	222,392,527
Cost of shares redeemed	(129,990,058)	(316,752,213)
Transaction fees (Note 4)	38,997	95,025
Net decrease in net assets resulting from capital transactions	(53,417,068)	(94,264,661)
Total decrease in net assets	(137,071,646)	(26,291,803)
Net assets:
Beginning of year/period	345,100,113	371,391,916
End of year/period	$208,028,467	$345,100,113
Changes in shares outstanding
Shares outstanding, beginning of year/period	15,099,789	19,399,789
Shares sold	3,900,000	11,250,000
Shares repurchased	(6,800,000)	(15,550,000)
Shares outstanding, end of year/period	12,199,789	15,099,789

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$38.45	$0.11	$0.14	$7.14	$7.25	$(0.16)	$—	$—	$(0.16)	$45.54	19.14%	$54,650	1.08%	1.12%	0.59%	0.95%	0.99%	0.72%	18%
For the Year Ended October 31, 2018	$42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	—	(1.27)	$38.45	(7.90)%	$57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
For the Year Ended October 31, 2017	$24.95	(0.06)	(0.03)	18.64	18.58	—	(0.61)	—	(0.61)	$42.92	75.11%	$62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
For the Year Ended October 31, 2016	$23.15	(0.18)	(0.17)	1.98	1.80	—	—	—	—	$24.95	7.78%	$46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
For the Year Ended October 31, 2015	$22.86	(0.22)	(0.22)	0.51	0.29	—	—	—	—	$23.15	1.27%	$69,466	0.96%	0.99%	(0.88)%	0.95%	0.98%	(0.87)%	103%
For the Year Ended October 31, 2014	$18.48	(0.19)	(0.19)	5.35	5.16	—	(0.78)	—	(0.78)	$22.86	29.26%	$91,439	0.98%	1.04%	(0.93)%	0.95%	1.01%	(0.89)%	0%
Direxion Daily Mid Cap Bear 3X Shares[11]
For the Six Months Ended April 30, 2019 (Unaudited)	$70.05	0.44	0.49	(18.90)	(18.46)	(0.38)	—	—	(0.38)	$51.21	(26.50)%	$3,220	1.09%	1.65%	1.35%	0.95%	1.51%	1.49%	0%
For the Year Ended October 31, 2018	$75.85	0.35	0.40	(6.05)	(5.70)	(0.10)	—	—	(0.10)	$70.05	(7.53)%	$4,404	0.97%	1.46%	0.60%	0.95%	1.44%	0.62%	0%
For the Year Ended October 31, 2017	$150.10	(0.30)	(0.30)	(73.95)	(74.25)	—	—	—	—	$75.85	(49.47)%	$6,288	0.96%	1.29%	(0.30)%	0.95%	1.28%	(0.29)%	0%
For the Year Ended October 31, 2016	$212.30	(1.50)	(1.50)	(60.70)	(62.20)	—	—	—	—	$150.10	(29.30)%	$10,941	0.97%	1.23%	(0.80)%	0.95%	1.21%	(0.78)%	0%
For the Year Ended October 31, 2015	$270.60	(2.10)	(2.05)	(56.20)	(58.30)	—	—	—	—	$212.30	(21.54)%	$11,227	0.95%	1.23%	(0.93)%	0.95%	1.23%	(0.93)%	0%
For the Year Ended October 31, 2014	$422.60	(3.20)	(3.20)	(148.80)	(152.00)	—	—	—	—	$270.60	(35.97)%	$8,229	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
Direxion Daily S&P 500® Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$43.04	0.24	0.26	9.28	9.52	(0.21)	—	—	(0.21)	$52.35	22.42%	$1,063,035	1.05%	1.05%	1.13%	0.95%	0.95%	1.23%	53%
For the Year Ended October 31, 2018	$40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	—	(1.84)	$43.04	9.74%	$992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
For the Year Ended October 31, 2017	$22.92	0.01	0.03	17.93	17.94	—	—	—	—	$40.86	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
For the Year Ended October 31, 2016	$21.92	(0.18)	(0.16)	1.18	1.00	—	—	—	—	$22.92	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
For the Year Ended October 31, 2015	$20.63	(0.20)	(0.20)	1.49	1.29	—	—	—	—	$21.92	6.24%	$574,270	0.97%	0.96%	(0.93)%	0.95%	0.94%	(0.91)%	254%
For the Year Ended October 31, 2014	$13.61	(0.12)	(0.12)	7.14	7.02	—	—	—	—	$20.63	51.53%	$552,931	0.97%	0.98%	(0.71)%	0.95%	0.96%	(0.68)%	110%
Direxion Daily S&P 500® Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$25.92	0.18	0.18	(7.32)	(7.14)	(0.16)	—	—	(0.16)	$18.62	(27.72)%	$356,684	0.96%	0.97%	1.55%	0.95%	0.96%	1.56%	0%
For the Year Ended October 31, 2018	$33.94	0.18	0.18	(8.12)	(7.94)	(0.08)	—	—	(0.08)	$25.92	(23.38)%	$267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
For the Year Ended October 31, 2017	$64.65	(0.13)	(0.13)	(30.58)	(30.71)	—	—	—	—	$33.94	(47.50)%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
For the Year Ended October 31, 2016	$83.45	(0.55)	(0.55)	(18.25)	(18.80)	—	—	—	—	$64.65	(22.53)%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
For the Year Ended October 31, 2015	$112.65	(0.90)	(0.90)	(28.30)	(29.20)	—	—	—	—	$83.45	(25.92)%	$368,523	0.95%	0.96%	(0.94)%	0.95%	0.96%	(0.94)%	0%
For the Year Ended October 31, 2014	$198.50	(1.35)	(1.35)	(84.50)	(85.85)	—	—	—	—	$112.65	(43.25)%	$204,479	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$61.79	0.19	0.24	5.17	5.36	(0.14)	—	—	(0.14)	$67.01	8.81%	$804,079	1.11%	1.11%	0.66%	0.95%	0.95%	0.82%	44%
For the Year Ended October 31, 2018	$66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	—	—	(0.12)	$61.79	(6.49)%	$883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
For the Year Ended October 31, 2017	$34.41	(0.11)	(0.07)	31.88	31.77	—	—	—	—	$66.18	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
For the Year Ended October 31, 2016	$34.44	(0.24)	(0.23)	0.21	(0.03)	—	—	—	—	$34.41	(0.09)%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
For the Year Ended October 31, 2015	$37.88	(0.35)	(0.34)	(2.86)	(3.20)	—	(0.24)	—	(0.24)	$34.44	(8.50)%	$836,739	0.97%	0.98%	(0.88)%	0.95%	0.97%	(0.86)%	4,838%
For the Year Ended October 31, 2014	$33.45	(0.33)	(0.32)	5.36	5.03	—	(0.60)	—	(0.60)	$37.88	15.30%	$1,090,966	0.98%	1.02%	(0.93)%	0.95%	0.99%	(0.90)%	0%
Direxion Daily Small Cap Bear 3X Shares[11]
For the Six Months Ended April 30, 2019 (Unaudited)	$57.80	0.38	0.40	(13.29)	(12.91)	(0.39)	—	—	(0.39)	$44.50	(22.55)%	$315,705	1.01%	1.01%	1.42%	0.95%	0.95%	1.48%	0%
For the Year Ended October 31, 2018	$66.50	0.40	0.40	(8.85)	(8.45)	(0.25)	—	—	(0.25)	$57.80	(12.65)%	$282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
For the Year Ended October 31, 2017	$153.65	(0.20)	(0.20)	(86.95)	(87.15)	—	—	—	—	$66.50	(56.72)%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
For the Year Ended October 31, 2016	$218.85	(1.45)	(1.45)	(63.75)	(65.20)	—	—	—	—	$153.65	(29.79)%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
For the Year Ended October 31, 2015	$270.80	(2.10)	(2.10)	(49.85)	(51.95)	—	—	—	—	$218.85	(19.18)%	$504,280	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$414.80	(3.20)	(3.20)	(140.80)	(144.00)	—	—	—	—	$270.80	(34.72)%	$606,361	0.95%	1.02%	(0.95)%	0.95%	1.02%	(0.95)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily EURO STOXX 50® Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$15.85	$0.06	$0.07	$3.87	$3.93	$(0.05)	$—	$—	$(0.05)	$19.73	24.98%	$2,960	0.98%	2.49%	0.80%	0.95%	2.46%	0.83%	10%
For the Year Ended October 31, 2018	$30.49	0.39	0.40	(12.44)	(12.05)	(0.42)	(2.15)	(0.02)	(2.59)	$15.85	(42.78)%	$2,377	0.96%	1.98%	1.59%	0.95%	1.97%	1.60%	53%
For the Period July 12, 20179 through October 31, 2017	$25.00	0.00[10]	0.00[10]	5.49	5.49	—	—	—	—	$30.49	21.96%	$4,573	0.95%	3.13%	0.04%	0.95%	3.13%	0.04%	70%
Direxion Daily FTSE China Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$17.85	0.11	0.12	6.40	6.51	(0.11)	—	—	(0.11)	$24.25	36.52%	$413,485	1.07%	1.08%	1.01%	0.95%	0.96%	1.13%	78%
For the Year Ended October 31, 2018	$32.66	0.48	0.50	(14.78)	(14.30)	(0.51)	—	—	(0.51)	$17.85	(44.39)%	$307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%
For the Year Ended October 31, 2017	$17.25	(0.09)	(0.07)	15.50	15.41	—	—	—	—	$32.66	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
For the Year Ended October 31, 2016	$21.73	(0.10)	(0.10)	(4.38)	(4.48)	—	—	—	—	$17.25	(20.62)%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
For the Year Ended October 31, 2015	$31.65	(0.27)	(0.26)	(9.58)	(9.85)	—	(0.07)	—	(0.07)	$21.73	(31.19)%	$159,741	0.97%	1.00%	(0.80)%	0.95%	0.98%	(0.78)%	71%
For the Year Ended October 31, 2014	$30.02	(0.24)	(0.23)	1.87	1.63	—	—	—	—	$31.65	5.43%	$110,784	0.96%	1.03%	(0.88)%	0.95%	1.02%	(0.87)%	103%
Direxion Daily FTSE China Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$71.04	0.37	0.38	(27.69)	(27.32)	(0.36)	—	—	(0.36)	$43.36	(38.56)%	$87,913	1.00%	1.03%	1.45%	0.95%	0.98%	1.50%	0%
For the Year Ended October 31, 2018	$65.30	0.39	0.43	5.52	5.91	(0.17)	—	—	(0.17)	$71.04	9.14%	$80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
For the Year Ended October 31, 2017	$154.50	(0.30)	(0.30)	(88.90)	(89.20)	—	—	—	—	$65.30	(57.73)%	$40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2016	$216.50	(1.80)	(1.70)	(60.20)	(62.00)	—	—	—	—	$154.50	(28.64)%	$67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%
For the Year Ended October 31, 2015	$360.50	(2.00)	(2.00)	(142.00)	(144.00)	—	—	—	—	$216.50	(39.95)%	$106,669	0.97%	1.05%	(0.95)%	0.95%	1.03%	(0.93)%	0%
For the Year Ended October 31, 2014	$568.50	(4.80)	(4.80)	(203.20)	(208.00)	—	—	—	—	$360.50	(36.59)%	$13,986	0.96%	1.18%	(0.95)%	0.95%	1.18%	(0.94)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$24.54	0.12	0.14	4.90	5.02	(0.17)	—	—	(0.17)	$29.39	20.68%	$30,862	1.11%	1.12%	1.03%	0.95%	0.96%	1.19%	65%
For the Year Ended October 31, 2018	$36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	—	—	(0.65)	$24.54	(32.39)%	$46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
For the Year Ended October 31, 2017	$18.88	0.22	0.25	17.89	18.11	—	—	—	—	$36.99	95.92%	$64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
For the Year Ended October 31, 2016	$27.78	(0.15)	(0.15)	(8.75)	(8.90)	—	—	—	—	$18.88	(32.04)%	$26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
For the Year Ended October 31, 2015	$32.10	(0.10)	(0.10)	(4.17)	(4.27)	(0.05)	—	—	(0.05)	$27.78	(13.33)%	$51,389	0.95%	0.96%	(0.31)%	0.95%	0.96%	(0.31)%	0%
For the Period January 22, 2014[9] through October 31, 2014	$40.00	0.27	0.27	(7.99)	(7.72)	(0.18)	—	—	(0.18)	$32.10	(19.35)%	$9,631	0.95%	1.74%	0.91%	0.95%	1.74%	0.91%	0%
Direxion Daily Latin America Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$23.74	0.13	0.17	(0.97)	(0.84)	(0.14)	—	—	(0.14)	$22.76	(3.49)%	$28,885	1.26%	1.44%	1.15%	0.95%	1.13%	1.46%	129%
For the Year Ended October 31, 2018	$31.54	0.29	0.32	(7.87)	(7.58)	(0.21)	—	(0.01)	(0.22)	$23.74	(24.04)%	$13,512	1.03%	1.19%	0.99%	0.95%	1.11%	1.07%	56%
For the Year Ended October 31, 2017	$28.79	(0.08)	(0.04)	2.83	2.75	—	—	—	—	$31.54	9.55%	$14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
For the Year Ended October 31, 2016	$16.48	(0.16)	(0.14)	12.47	12.31	—	—	—	—	$28.79	74.70%	$17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
For the Year Ended October 31, 2015	$74.16	(0.30)	(0.30)	(57.38)	(57.68)	—	—	—	—	$16.48	(77.78)%	$10,216	0.96%	1.15%	(0.87)%	0.95%	1.14%	(0.86)%	0%
For the Year Ended October 31, 2014	$104.32	(0.48)	(0.44)	(29.68)	(30.16)	—	—	—	—	$74.16	(28.91)%	$21,879	0.96%	1.18%	(0.54)%	0.95%	1.17%	(0.52)%	64%
Direxion Daily MSCI Brazil Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$29.40	0.14	0.22	(1.05)	(0.91)	(0.15)	—	—	(0.15)	$28.34	(3.01)%	$491,730	1.48%	1.46%	0.93%	0.95%	0.93%	1.46%	62%
For the Year Ended October 31, 2018	$40.29	0.40	0.45	(10.88)	(10.48)	(0.39)	—	(0.02)	(0.41)	$29.40	(25.98)%	$407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
For the Year Ended October 31, 2017	$47.45	(0.03)	0.04	(7.13)	(7.16)	—	—	—	—	$40.29	(15.09)%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%
For the Year Ended October 31, 2016	$16.48	(0.15)	(0.12)	31.12	30.97	—	—	—	—	$47.45	187.92%	$78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%
For the Year Ended October 31, 2015	$151.00	(0.40)	(0.40)	(134.12)	(134.52)	—	—	—	—	$16.48	(89.09)%	$41,284	0.95%	1.04%	(0.92)%	0.95%	1.04%	(0.92)%	56%
For the Year Ended October 31, 2014	$284.30	(0.70)	(0.70)	(132.60)	(133.30)	—	—	—	—	$151.00	(46.89)%	$40,761	0.97%	1.38%	(0.35)%	0.95%	1.36%	(0.33)%	229%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI Developed Markets Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$55.23	$0.41	$0.45	$9.66	$10.07	$(0.33)	$—	$—	$(0.33)	$64.97	18.48%	$16,242	1.08%	1.44%	1.48%	0.95%	1.31%	1.61%	19%
For the Year Ended October 31, 2018	$79.38	0.95	1.00	(23.54)	(22.59)	(1.22)	(0.34)	—	(1.56)	$55.23	(29.03)%	$19,332	1.01%	1.18%	1.22%	0.95%	1.12%	1.28%	30%
For the Year Ended October 31, 2017	$44.52	0.17	0.21	34.69	34.86	—	—	—	—	$79.38	78.30%	$31,750	1.02%	1.27%	0.28%	0.95%	1.20%	0.35%	87%
For the Year Ended October 31, 2016	$55.47	(0.05)	(0.04)	(10.90)	(10.95)	—	—	—	—	$44.52	(19.74)%	$17,806	0.96%	1.22%	(0.11)%	0.95%	1.21%	(0.10)%	188%
For the Year Ended October 31, 2015	$65.42	(0.46)	(0.44)	(9.49)	(9.95)	—	—	—	—	$55.47	(15.21)%	$33,284	0.98%	1.12%	(0.72)%	0.95%	1.10%	(0.69)%	276%
For the Year Ended October 31, 2014	$69.40	(0.54)	(0.53)	(3.44)	(3.98)	—	—	—	—	$65.42	(5.73)%	$35,982	0.97%	1.06%	(0.75)%	0.95%	1.05%	(0.73)%	32%
Direxion Daily MSCI Developed Markets Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$15.86	0.10	0.11	(3.48)	(3.38)	(0.10)	—	—	(0.10)	$12.38	(21.41)%	$8,481	0.96%	2.24%	1.47%	0.95%	2.23%	1.48%	0%
For the Year Ended October 31, 2018	$13.08	0.09	0.09	2.75	2.84	(0.06)	—	—	(0.06)	$15.86	21.82%	$3,727	0.96%	2.54%	0.70%	0.95%	2.53%	0.71%	0%
For the Year Ended October 31, 2017	$25.28	(0.07)	(0.06)	(12.13)	(12.20)	—	—	—	—	$13.08	(48.26)%	$3,728	0.97%	2.28%	(0.35)%	0.95%	2.26%	(0.33)%	0%
For the Year Ended October 31, 2016	$28.83	(0.25)	(0.24)	(3.30)	(3.55)	—	—	—	—	$25.28	(12.31)%	$8,468	0.99%	1.79%	(0.84)%	0.95%	1.75%	(0.80)%	0%
For the Year Ended October 31, 2015	$32.48	(0.29)	(0.29)	(3.36)	(3.65)	—	—	—	—	$28.83	(11.24)%	$11,097	0.96%	1.83%	(0.95)%	0.95%	1.82%	(0.94)%	0%
For the Year Ended October 31, 2014	$36.33	(0.31)	(0.31)	(3.54)	(3.85)	—	—	—	—	$32.48	(10.60)%	$9,255	0.95%	2.09%	(0.95)%	0.95%	2.08%	(0.95)%	0%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$62.74	0.56	0.59	21.92	22.48	(0.54)	—	—	(0.54)	$84.68	35.85%	$239,793	1.03%	1.05%	1.51%	0.95%	0.97%	1.59%	35%
For the Year Ended October 31, 2018	$115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	—	(0.02)	(0.79)	$62.74	(45.51)%	$202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
For the Year Ended October 31, 2017	$62.59	(0.37)	(0.28)	53.63	53.26	—	—	—	—	$115.85	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
For the Year Ended October 31, 2016	$57.28	(0.42)	(0.40)	5.73	5.31	—	—	—	—	$62.59	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
For the Year Ended October 31, 2015	$110.88	(0.68)	(0.68)	(52.92)	(53.60)	—	—	—	—	$57.28	(48.34)%	$182,247	0.96%	0.95%	(0.78)%	0.95%	0.95%	(0.77)%	226%
For the Year Ended October 31, 2014	$119.48	(0.84)	(0.84)	(7.76)	(8.60)	—	—	—	—	$110.88	(7.20)%	$287,673	0.96%	0.99%	(0.76)%	0.95%	0.98%	(0.75)%	116%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$64.78	0.36	0.37	(23.76)	(23.40)	(0.40)	—	—	(0.40)	$40.98	(36.26)%	$65,371	0.99%	1.04%	1.47%	0.95%	1.00%	1.51%	0%
For the Year Ended October 31, 2018	$50.55	0.30	0.32	14.09	14.39	(0.16)	—	—	(0.16)	$64.78	28.60%	$90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
For the Year Ended October 31, 2017	$114.55	(0.20)	(0.20)	(63.80)	(64.00)	—	—	—	—	$50.55	(55.87)%	$84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
For the Year Ended October 31, 2016	$202.20	(1.30)	(1.25)	(86.35)	(87.65)	—	—	—	—	$114.55	(43.35)%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2015	$163.65	(1.70)	(1.70)	40.25	38.55	—	—	—	—	$202.20	23.56%	$124,472	0.96%	0.98%	(0.94)%	0.95%	0.97%	(0.93)%	0%
For the Year Ended October 31, 2014	$202.25	(1.75)	(1.75)	(36.85)	(38.60)	—	—	—	—	$163.65	(19.09)%	$86,012	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
Direxion Daily MSCI India Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$51.51	0.28	0.31	25.68	25.96	(0.19)	—	—	(0.19)	$77.28	50.45%	$81,120	1.05%	1.04%	0.84%	0.95%	0.94%	0.94%	43%
For the Year Ended October 31, 2018	$95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	—	(0.08)	(0.32)	$51.51	(45.89)%	$100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
For the Year Ended October 31, 2017	$57.82	(0.34)	(0.28)	38.02	37.68	—	—	—	—	$95.50	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
For the Year Ended October 31, 2016	$58.32	(0.30)	(0.29)	(0.20)	(0.50)	—	—	—	—	$57.82	(0.86)%	$75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
For the Year Ended October 31, 2015	$101.88	(0.56)	(0.56)	(43.00)	(43.56)	—	—	—	—	$58.32	(42.76)%	$94,040	0.96%	0.98%	(0.69)%	0.95%	0.97%	(0.68)%	355%
For the Year Ended October 31, 2014	$53.56	(0.64)	(0.64)	48.96	48.32	—	—	—	—	$101.88	90.24%	$78,949	0.98%	1.04%	(0.90)%	0.95%	1.02%	(0.87)%	195%
Direxion Daily MSCI Japan Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$54.23	0.26	0.26	(1.05)	(0.79)	(0.18)	—	—	(0.18)	$53.26	(1.44)%	$10,651	0.95%	1.28%	1.04%	0.95%	1.28%	1.04%	38%
For the Year Ended October 31, 2018	$71.93	0.14	0.17	(17.70)	(17.56)	(0.14)	—	(0.00)[10]	(0.14)	$54.23	(24.47)%	$13,557	1.00%	1.11%	0.18%	0.95%	1.06%	0.23%	6%
For the Year Ended October 31, 2017	$46.28	(0.19)	(0.16)	25.84	25.65	—	—	—	—	$71.93	55.42%	$14,385	1.02%	1.58%	(0.37)%	0.95%	1.51%	(0.30)%	0%
For the Year Ended October 31, 2016	$47.32	(0.20)	(0.20)	(0.84)	(1.04)	—	—	—	—	$46.28	(2.20)%	$11,569	0.96%	1.41%	(0.50)%	0.95%	1.40%	(0.49)%	204%
For the Year Ended October 31, 2015	$48.91	(0.27)	(0.26)	(1.32)	(1.59)	—	—	—	—	$47.32	(3.25)%	$14,196	0.96%	1.30%	(0.53)%	0.95%	1.29%	(0.52)%	17%
For the Year Ended October 31, 2014	$49.65	(0.29)	(0.28)	(0.14)	(0.43)	—	(0.31)	—	(0.31)	$48.91	(0.87)%	$7,337	0.96%	1.69%	(0.63)%	0.95%	1.68%	(0.63)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI Mexico Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$10.69	$0.10	$0.11	$1.99	$2.09	$(0.08)	$—	$—	$(0.08)	$12.70	19.74%	$6,987	1.12%	1.29%	1.80%	0.95%	1.12%	1.97%	245%
For the Year Ended October 31, 2018	$21.83	0.29	0.29	(10.88)	(10.59)	(0.55)	—	—	(0.55)	$10.69	(49.66)%	$4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.04	0.04	(3.21)	(3.17)	—	—	—	—	$21.83	(12.68)%	$3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$24.13	0.15	0.17	2.40	2.55	(0.14)	—	—	(0.14)	$26.54	10.61%	$46,445	1.06%	1.13%	1.14%	0.95%	1.02%	1.25%	63%
For the Year Ended October 31, 2018	$60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	—	(2.44)	$24.13	(58.26)%	$22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%
For the Year Ended October 31, 2017	$26.57	(0.21)	(0.21)	33.86	33.65	—	—	—	—	$60.22	126.65%	$12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
For the Year Ended October 31, 2016	$28.24	(0.21)	(0.21)	(1.46)	(1.67)	—	—	—	—	$26.57	(5.91)%	$3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%
For the Year Ended October 31, 2015	$38.87	(0.30)	(0.30)	(10.33)	(10.63)	—	—	—	—	$28.24	(27.35)%	$4,235	0.96%	1.76%	(0.95)%	0.95%	1.75%	(0.94)%	45%
For the Year Ended October 31, 2014	$54.54	(0.34)	(0.33)	(14.20)	(14.54)	—	(1.13)	—	(1.13)	$38.87	(27.06)%	$1,943	0.97%	2.92%	(0.69)%	0.95%	2.90%	(0.66)%	0%
Direxion Daily Russia Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$36.69	0.83	0.87	5.26	6.09	(0.79)	—	—	(0.79)	$41.99	16.64%	$130,938	1.11%	1.11%	4.48%	0.91%	0.91%	4.68%	0%
For the Year Ended October 31, 2018	$48.86	0.86	0.90	(11.82)	(10.96)	(0.90)	—	(0.31)	(1.21)	$36.69	(23.20)%	$147,417	1.00%	1.00%	1.91%	0.90%	0.90%	2.01%	93%
For the Year Ended October 31, 2017	$33.69	(0.32)	(0.25)	15.49	15.17	—	—	—	—	$48.86	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
For the Year Ended October 31, 2016	$31.84	(0.25)	(0.22)	2.10	1.85	—	—	—	—	$33.69	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
For the Year Ended October 31, 2015	$126.96	(0.42)	(0.42)	(94.66)	(95.08)	—	(0.04)	—	(0.04)	$31.84	(74.90)%	$197,193	0.97%	0.96%	(0.96)%	0.95%	0.94%	(0.94)%	299%
For the Year Ended October 31, 2014	$361.08	(1.68)	(1.66)	(232.44)	(234.12)	—	—	—	—	$126.96	(64.84)%	$172,460	0.96%	1.01%	(0.96)%	0.95%	1.00%	(0.95)%	72%
Direxion Daily Russia Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$18.31	0.11	0.12	(5.17)	(5.06)	(0.12)	—	—	(0.12)	$13.13	(27.80)%	$23,570	0.98%	1.05%	1.45%	0.95%	1.02%	1.48%	0%
For the Year Ended October 31, 2018	$24.55	0.13	0.14	(6.31)	(6.18)	(0.06)	—	—	(0.06)	$18.31	(25.16)%	$23,701	0.99%	1.04%	0.68%	0.95%	1.00%	0.72%	0%
For the Year Ended October 31, 2017	$51.85	(0.09)	(0.08)	(27.21)	(27.30)	—	—	—	—	$24.55	(52.65)%	$31,782	0.98%	1.03%	(0.27)%	0.95%	1.00%	(0.24)%	0%
For the Year Ended October 31, 2016	$158.00	(0.65)	(0.60)	(105.50)	(106.15)	—	—	—	—	$51.85	(67.18)%	$54,709	0.98%	1.02%	(0.79)%	0.95%	0.99%	(0.76)%	0%
For the Year Ended October 31, 2015	$296.20	(2.00)	(2.00)	(136.20)	(138.20)	—	—	—	—	$158.00	(46.66)%	$41,856	0.96%	0.99%	(0.95)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$242.80	(2.60)	(2.60)	56.00	53.40	—	—	—	—	$296.20	21.99%	$16,286	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$42.15	0.12	0.17	8.80	8.92	(0.14)	—	—	(0.14)	$50.93	21.34%	$61,121	1.15%	1.19%	0.60%	0.95%	0.99%	0.80%	41%
For the Year Ended October 31, 2018	$40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	—	(0.89)	$42.15	7.39%	$56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.07	0.07	14.96	15.03	—	—	—	—	$40.03	60.12%	$42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%
Direxion Daily Communication Services Index Bull 3X Shares
For the Period January 14, 2019[9] through April 30, 2019 (Unaudited)	$25.00	0.02	0.03	10.44	10.46	(0.01)	—	—	(0.01)	$35.45	41.86%	$5,317	1.02%	2.39%	0.28%	0.95%	2.32%	0.35%	7%
Direxion Daily Communication Services Index Bear 3X Shares
For the Period January 14, 2019[9] through April 30, 2019 (Unaudited)	$25.00	0.10	0.10	(8.46)	(8.36)	(0.07)	—	—	(0.07)	$16.57	(33.50)%	$1,657	0.95%	2.93%	1.63%	0.95%	2.93%	1.63%	0%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Period November 29, 2018[9] through April 30, 2019 (Unaudited)	$25.00	0.08	0.08	7.75	7.83	(0.09)	—	—	(0.09)	$32.74	31.42%	$4,912	0.95%	2.59%	0.78%	0.95%	2.59%	0.78%	23%
Direxion Daily Consumer Discretionary Bear 3X Shares
For the Period November 29, 2018[9] through April 30, 2019 (Unaudited)	$25.00	0.16	0.16	(8.56)	(8.40)	(0.22)	—	—	(0.22)	$16.38	(33.76)%	$819	0.95%	3.25%	1.50%	0.95%	3.25%	1.50%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Consumer Staples Bull 3X Shares
For the Period November 29, 2018[9] through April 30, 2019 (Unaudited)	$25.00	$0.20	$0.20	$2.24	$2.44	$(0.17)	$—	$—	$(0.17)	$27.27	9.85%	$2,727	0.95%	2.78%	2.11%	0.95%	2.78%	2.11%	20%
Direxion Daily Consumer Staples Bear 3X Shares
For the Period November 29, 2018[9] through April 30, 2019 (Unaudited)	$25.00	0.17	0.17	(3.74)	(3.57)	(0.21)	—	—	(0.21)	$21.22	(14.39)%	$1,061	0.95%	3.18%	1.48%	0.95%	3.18%	1.48%	0%
Direxion Daily Energy Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$25.34	0.22	0.23	(2.83)	(2.61)	(0.21)	—	—	(0.21)	$22.52	(10.16)%	$370,447	1.05%	1.06%	2.05%	0.95%	0.96%	2.15%	54%
For the Year Ended October 31, 2018	$29.16	0.42	0.46	(3.64)	(3.22)	(0.59)	—	(0.01)	(0.60)	$25.34	(11.59)%	$349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
For the Year Ended October 31, 2017	$30.40	0.27	0.29	(1.43)	(1.16)	(0.08)	—	—	(0.08)	$29.16	(3.77)%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
For the Year Ended October 31, 2016	$34.46	(0.08)	(0.06)	(3.98)	(4.06)	—	—	—	—	$30.40	(11.78)%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%
For the Year Ended October 31, 2015	$84.21	(0.17)	(0.17)	(49.58)	(49.75)	—	—	—	—	$34.46	(59.08)%	$489,320	0.96%	0.96%	(0.36)%	0.95%	0.95%	(0.35)%	70%
For the Year Ended October 31, 2014	$83.24	(0.86)	(0.80)	1.83	0.97	—	—	—	—	$84.21	1.17%	$235,801	1.02%	1.04%	(0.90)%	0.95%	0.97%	(0.83)%	0%
Direxion Daily Energy Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$44.87	0.27	0.34	(5.39)	(5.12)	(0.38)	—	—	(0.38)	$39.37	(11.58)%	$27,839	1.25%	1.33%	1.21%	0.95%	1.03%	1.51%	0%
For the Year Ended October 31, 2018	$55.85	0.26	0.28	(11.08)	(10.82)	(0.16)	—	—	(0.16)	$44.87	(19.34)%	$51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
For the Year Ended October 31, 2017	$67.00	(0.20)	(0.15)	(10.95)	(11.15)	—	—	—	—	$55.85	(16.64)%	$53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
For the Year Ended October 31, 2016	$114.50	(0.80)	(0.70)	(46.70)	(47.50)	—	—	—	—	$67.00	(41.48)%	$68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
For the Year Ended October 31, 2015	$86.65	(1.05)	(1.00)	28.90	27.85	—	—	—	—	$114.50	32.14%	$67,250	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$111.50	(0.85)	(0.85)	(24.00)	(24.85)	—	—	—	—	$86.65	(22.29)%	$48,315	0.95%	1.05%	(0.95)%	0.95%	1.05%	(0.95)%	0%
Direxion Daily Financial Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$58.65	0.37	0.42	15.60	15.97	(0.32)	—	—	(0.32)	$74.30	27.45%	$1,578,882	1.15%	1.15%	1.27%	0.95%	0.95%	1.47%	27%
For the Year Ended October 31, 2018	$60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	—	—	(0.56)	$58.65	(1.98)%	$1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
For the Year Ended October 31, 2017	$29.34	0.11	0.15	30.86	30.97	—	—	—	—	$60.31	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
For the Year Ended October 31, 2016	$30.21	(0.03)	(0.02)	(0.84)	(0.87)	—	—	—	—	$29.34	(2.88)%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
For the Year Ended October 31, 2015	$28.51	(0.21)	(0.20)	1.91	1.70	—	—	—	—	$30.21	5.96%	$1,304,920	0.97%	0.96%	(0.67)%	0.95%	0.94%	(0.65)%	6%
For the Year Ended October 31, 2014	$18.96	(0.19)	(0.18)	9.74	9.55	—	—	—	—	$28.51	50.41%	$1,262,984	0.99%	1.00%	(0.80)%	0.95%	0.96%	(0.76)%	118%
Direxion Daily Financial Bear 3X Shares[11]
For the Six Months Ended April 30, 2019 (Unaudited)	$56.15	0.39	0.40	(17.01)	(16.62)	(0.34)	—	—	(0.34)	$39.19	(29.77)%	$170,352	1.00%	1.01%	1.51%	0.95%	0.96%	1.56%	0%
For the Year Ended October 31, 2018	$67.30	0.35	0.35	(11.30)	(10.95)	(0.20)	—	—	(0.20)	$56.15	(16.26)%	$141,799	0.95%	0.95%	0.69%	0.95%	0.95%	0.69%	0%
For the Year Ended October 31, 2017	$156.95	(0.25)	(0.25)	(89.40)	(89.65)	—	—	—	—	$67.30	(57.12)%	$178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
For the Year Ended October 31, 2016	$209.30	(1.50)	(1.50)	(50.85)	(52.35)	—	—	—	—	$156.95	(25.01)%	$313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
For the Year Ended October 31, 2015	$291.60	(2.25)	(2.25)	(80.05)	(82.30)	—	—	—	—	$209.30	(28.22)%	$311,119	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$527.00	(3.80)	(3.80)	(231.60)	(235.40)	—	—	—	—	$291.60	(44.67)%	$283,539	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
Direxion Daily Gold Miners Index Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$13.28	0.07	0.09	2.44	2.51	(0.06)	—	—	(0.06)	$15.73	18.85%	$1,084,150	1.09%	1.09%	0.83%	0.91%	0.91%	1.01%	123%
For the Year Ended October 31, 2018	$29.03	0.11	0.12	(15.80)	(15.69)	(0.02)	—	(0.04)	(0.06)	$13.28	(54.12)%	$1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
For the Year Ended October 31, 2017	$56.28	(0.14)	(0.13)	(27.11)	(27.25)	—	—	—	—	$29.03	(48.42)%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
For the Year Ended October 31, 2016	$27.60	(0.44)	(0.40)	29.12	28.68	—	—	—	—	$56.28	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
For the Year Ended October 31, 2015	$88.24	(0.56)	(0.56)	(60.08)	(60.64)	—	—	—	—	$27.60	(68.72)%	$610,269	0.95%	0.95%	(0.94)%	0.94%	0.94%	(0.93)%	633%
For the Year Ended October 31, 2014	$385.92	(2.24)	(2.24)	(295.44)	(297.68)	—	—	—	—	$88.24	(77.14)%	$552,267	0.96%	0.95%	(0.81)%	0.95%	0.94%	(0.80)%	435%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Gold Miners Index Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$35.02	$0.15	$0.17	$(13.01)	$(12.86)	$(0.10)	$—	$—	$(0.10)	$22.06	(36.70)%	$90,838	1.09%	1.09%	1.41%	0.92%	0.92%	1.58%	0%
For the Year Ended October 31, 2018	$27.34	0.11	0.15	7.63	7.74	(0.06)	—	—	(0.06)	$35.02	28.33%	$154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
For the Year Ended October 31, 2017	$38.22	(0.09)	(0.07)	(10.79)	(10.88)	—	—	—	—	$27.34	(28.47)%	$383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
For the Year Ended October 31, 2016	$799.00	(0.46)	(0.45)	(760.32)	(760.78)	—	—	—	—	$38.22	(95.22)%	$258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
For the Year Ended October 31, 2015	$2,326.00	(8.50)	(8.50)	(1,518.50)	(1,527.00)	—	—	—	—	$799.00	(65.65)%	$287,615	0.98%	0.98%	(0.97)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2014	$1,537.50	(11.00)	(10.50)	799.50	788.50	—	—	—	—	$2,326.00	51.28%	$193,040	0.97%	0.97%	(0.96)%	0.95%	0.95%	(0.94)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$53.02	0.20	0.23	(2.32)	(2.12)	(0.23)	—	—	(0.23)	$50.67	(4.00)%	$172,294	1.07%	1.08%	0.77%	0.95%	0.96%	0.89%	8%
For the Year Ended October 31, 2018	$44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	—	(0.29)	$53.02	20.69%	$151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
For the Year Ended October 31, 2017	$25.86	(0.01)	0.01	18.32	18.31	—	—	—	—	$44.17	70.80%	$143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
For the Year Ended October 31, 2016	$32.66	(0.22)	(0.21)	(6.58)	(6.80)	—	—	—	—	$25.86	(20.82)%	$164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%
For the Year Ended October 31, 2015	$29.66	(0.26)	(0.25)	3.26	3.00	—	—	—	—	$32.66	10.11%	$342,892	0.97%	0.97%	(0.73)%	0.95%	0.95%	(0.71)%	32%
For the Year Ended October 31, 2014	$15.02	(0.12)	(0.12)	14.98	14.86	—	(0.22)	—	(0.22)	$29.66	100.25%	$189,820	0.97%	1.01%	(0.57)%	0.95%	0.99%	(0.55)%	46%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$28.33	0.10	0.11	17.89	17.99	(0.12)	—	—	(0.12)	$46.20	63.76%	$43,891	0.99%	1.06%	0.64%	0.95%	1.02%	0.68%	21%
For the Year Ended October 31, 2018	$71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	—	(1.17)	$28.33	(59.92)%	$39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
For the Year Ended October 31, 2017	$21.24	(0.17)	(0.14)	50.62	50.45	—	—	—	—	$71.69	237.52%	$39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
For the Year Ended October 31, 2016	$29.03	(0.18)	(0.18)	(7.61)	(7.79)	—	—	—	—	$21.24	(26.83)%	$2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.05)	(0.05)	(10.92)	(10.97)	—	—	—	—	$29.03	(27.43)%	$2,903	0.95%	5.31%	(0.84)%	0.95%	5.31%	(0.84)%	0%
Direxion Daily Industrials Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$26.25	0.19	0.19	7.98	8.17	(0.22)	—	—	(0.22)	$34.20	31.58%	$6,841	0.97%	1.71%	1.37%	0.95%	1.69%	1.39%	159%
For the Year Ended October 31, 2018	$30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	—	(0.36)	$26.25	(14.26)%	$3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.05	0.05	5.88	5.93	—	—	—	—	$30.93	23.72%	$3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
Direxion Daily Junior Gold Miners Index Bull 3X Shares[11]
For the Six Months Ended April 30, 2019 (Unaudited)	$35.75	0.25	0.29	1.92	2.17	(0.25)	—	—	(0.25)	$37.67	5.83%	$708,941	1.04%	1.04%	1.14%	0.89%	0.89%	1.29%	179%
For the Year Ended October 31, 2018	$75.65	0.20	0.25	(40.10)	(39.90)	—	—	—	—	$35.75	(52.74)%	$635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
For the Year Ended October 31, 2017	$244.80	0.40	0.40	(169.10)	(168.70)	(0.45)	—	—	(0.45)	$75.65	(69.00)%	$751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
For the Year Ended October 31, 2016	$79.80	(2.20)	(1.80)	167.20	165.00	—	—	—	—	$244.80	207.07%	$712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
For the Year Ended October 31, 2015	$390.60	(1.80)	(1.80)	(297.80)	(299.60)	—	(11.20)	—	(11.20)	$79.80	(78.75)%	$106,686	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	589%
For the Year Ended October 31, 2014	$3,060.00	(16.80)	(16.80)	(2,652.60)	(2,699.40)	—	—	—	—	$390.60	(87.25)%	$168,091	0.96%	0.95%	(0.96)%	0.95%	0.94%	(0.95)%	168%
Direxion Daily Junior Gold Miners Index Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$75.69	0.32	0.36	(27.41)	(27.09)	(0.27)	—	—	(0.27)	$48.33	(35.74)%	$47,739	1.10%	1.08%	1.40%	0.95%	0.93%	1.55%	0%
For the Year Ended October 31, 2018	$64.48	0.28	0.33	11.12	11.40	(0.19)	—	—	(0.19)	$75.69	17.70%	$59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
For the Year Ended October 31, 2017	$107.44	(0.20)	(0.14)	(42.76)	(42.96)	—	—	—	—	$64.48	(39.99)%	$115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
For the Year Ended October 31, 2016	$5,816.00	(1.48)	(1.48)	(5,707.08)	(5,708.56)	—	—	—	—	$107.44	(98.15)%	$82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%
For the Year Ended October 31, 2015	$27,680.00	(76.00)	(74.00)	(21,028.00)	(21,104.00)	—	(760.00)	—	(760.00)	$5,816.00	(77.88)%	$68,335	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$34,152.00	(112.00)	(112.00)	(6,359.00)	(6,471.00)	(1.00)	—	—	(1.00)	$27,680.00	(18.94)%	$51,893	0.96%	1.05%	(0.95)%	0.95%	1.04%	(0.95)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$19.59	$0.27	$0.29	$5.23	$5.50	$(0.20)	$—	$—	$(0.20)	$24.89	28.44%	$46,042	1.18%	1.27%	2.43%	0.95%	1.04%	2.66%	39%
For the Year Ended October 31, 2018	$21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	—	(0.12)	(0.60)	$19.59	(7.13)%	$40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%
For the Year Ended October 31, 2017	$20.09	0.05	0.06	1.56	1.61	—	—	—	—	$21.70	8.01%	$69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
For the Year Ended October 31, 2016	$18.61	(0.13)	(0.12)	1.61	1.48	—	—	—	—	$20.09	7.98%	$74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
For the Year Ended October 31, 2015	$17.76	(0.06)	(0.06)	0.91	0.85	—	—	—	—	$18.61	4.79%	$104,193	0.96%	0.95%	(0.29)%	0.95%	0.94%	(0.28)%	29%
For the Year Ended October 31, 2014	$11.17	(0.10)	(0.10)	6.69	6.59	—	—	—	—	$17.76	58.92%	$99,426	1.00%	1.06%	(0.83)%	0.95%	1.01%	(0.78)%	167%
Direxion Daily MSCI Real Estate Bear 3X Shares[11]
For the Six Months Ended April 30, 2019 (Unaudited)	$50.20	0.31	0.31	(15.56)	(15.25)	(0.25)	—	—	(0.25)	$34.70	(30.45)%	$20,879	0.98%	1.27%	1.50%	0.95%	1.24%	1.53%	0%
For the Year Ended October 31, 2018	$56.40	0.40	0.40	(6.45)	(6.05)	(0.15)	—	—	(0.15)	$50.20	(10.68)%	$19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
For the Year Ended October 31, 2017	$71.40	(0.20)	(0.20)	(14.80)	(15.00)	—	—	—	—	$56.40	(21.01)%	$15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%
For the Year Ended October 31, 2016	$105.20	(0.55)	(0.55)	(33.25)	(33.80)	—	—	—	—	$71.40	(32.13)%	$22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
For the Year Ended October 31, 2015	$149.15	(1.15)	(1.15)	(42.80)	(43.95)	—	—	—	—	$105.20	(29.47)%	$11,745	0.96%	1.51%	(0.94)%	0.95%	1.50%	(0.93)%	0%
For the Year Ended October 31, 2014	$282.50	(2.10)	(2.10)	(131.25)	(133.35)	—	—	—	—	$149.15	(47.20)%	$9,197	0.95%	1.54%	(0.94)%	0.95%	1.54%	(0.94)%	0%
Direxion Daily Natural Gas Related Bull 3X Shares[11]
For the Six Months Ended April 30, 2019 (Unaudited)	$65.75	0.09	0.17	(31.00)	(30.91)	—	—	—	—	$34.84	(47.00)%	$30,708	1.34%	1.40%	0.48%	0.95%	1.01%	0.87%	51%
For the Year Ended October 31, 2018	$113.15	0.10	0.35	(47.50)	(47.40)	—	—	—	—	$65.75	(41.89)%	$32,319	1.19%	1.24%	0.08%	0.95%	1.00%	0.32%	44%
For the Year Ended October 31, 2017	$178.20	(0.50)	(0.45)	(64.55)	(65.05)	—	—	—	—	$113.15	(36.50)%	$53,343	0.99%	1.07%	(0.35)%	0.95%	1.03%	(0.31)%	48%
For the Year Ended October 31, 2016	$972.00	(1.50)	(1.35)	(792.30)	(793.80)	—	—	—	—	$178.20	(81.67)%	$57,293	1.00%	1.13%	(0.74)%	0.95%	1.08%	(0.69)%	839%
For the Year Ended October 31, 2015	$32,125.00	(25.00)	(25.00)	(31,128.00)	(31,153.00)	—	—	—	—	$972.00	(96.97)%	$39,588	0.96%	1.03%	(0.55)%	0.95%	1.02%	(0.54)%	137%
For the Year Ended October 31, 2014	$87,000.00	(625.00)	(575.00)	(54,250.00)	(54,875.00)	—	—	—	—	$32,125.00	(63.07)%	$42,412	0.99%	1.19%	(0.79)%	0.95%	1.15%	(0.75)%	133%
Direxion Daily Natural Gas Related Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$26.77	0.17	0.21	3.40	3.57	(0.16)	—	—	(0.16)	$30.18	13.23%	$3,768	1.22%	1.73%	1.02%	0.95%	1.46%	1.29%	0%
For the Year Ended October 31, 2018	$29.09	0.13	0.14	(2.36)	(2.23)	(0.09)	—	—	(0.09)	$26.77	(7.53)%	$3,342	1.01%	1.37%	0.61%	0.95%	1.31%	0.67%	0%
For the Year Ended October 31, 2017	$33.81	(0.10)	(0.09)	(4.62)	(4.72)	—	—	—	—	$29.09	(13.96)%	$5,087	0.99%	1.74%	(0.34)%	0.95%	1.70%	(0.30)%	0%
For the Period December 3, 2015[9] through October 31, 2016	$160.00	(0.37)	(0.34)	(125.82)	(126.19)	—	—	—	—	$33.81	(78.87)%	$7,602	1.01%	1.70%	(0.82)%	0.95%	1.64%	(0.76)%	0%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$26.53	0.16	0.16	(5.75)	(5.59)	(0.16)	—	—	(0.16)	$20.78	(21.12)%	$4,155	0.96%	1.96%	1.28%	0.95%	1.95%	1.29%	36%
For the Period November 15, 2017[9] through October 31, 2018	$25.00	0.08	0.09	1.56	1.64	(0.10)	—	(0.01)	(0.11)	$26.53	6.49%	$3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%
Direxion Daily Regional Banks Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$49.72	0.36	0.37	0.74	1.10	(0.33)	—	—	(0.33)	$50.49	2.48%	$25,246	0.97%	1.03%	1.64%	0.95%	1.01%	1.66%	57%
For the Year Ended October 31, 2018	$66.98	0.62	0.67	(17.27)	(16.65)	(0.61)	—	—	(0.61)	$49.72	(25.20)%	$29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
For the Year Ended October 31, 2017	$34.70	0.15	0.16	32.23	32.38	(0.10)	—	—	(0.10)	$66.98	93.38%	$26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
For the Year Ended October 31, 2016	$35.29	(0.01)	(0.01)	(0.58)	(0.59)	—	—	—	—	$34.70	(1.67)%	$1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.02)	(0.02)	(4.69)	(4.71)	—	—	—	—	$35.29	(11.78)%	$3,529	0.95%	3.78%	(0.35)%	0.95%	3.78%	(0.35)%	15%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Regional Banks Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$33.20	$0.20	$0.24	$(7.52)	$(7.32)	$(0.24)	$—	$—	$(0.24)	$25.64	(22.18)%	$2,564	1.17%	2.08%	1.22%	0.95%	1.86%	1.44%	0%
For the Year Ended October 31, 2018	$35.39	0.15	0.16	(2.23)	(2.08)	(0.11)	—	—	(0.11)	$33.20	(5.76)%	$3,319	0.99%	1.81%	0.56%	0.95%	1.77%	0.60%	0%
For the Year Ended October 31, 2017	$104.40	(0.05)	(0.05)	(68.96)	(69.01)	—	—	—	—	$35.39	(66.10)%	$3,538	0.95%	2.15%	(0.11)%	0.95%	2.15%	(0.11)%	0%
For the Year Ended October 31, 2016	$193.20	(1.45)	(1.40)	(78.05)	(79.50)	—	(9.30)	—	(9.30)	$104.40	(43.20)%	$1,044	0.98%	3.27%	(0.84)%	0.95%	3.24%	(0.81)%	0%
For the Period August 19, 2015[9] through October 31, 2015	$200.00	(0.45)	(0.45)	(6.35)	(6.80)	—	—	—	—	$193.20	(3.40)%	$3,864	0.96%	2.99%	(0.95)%	0.95%	2.98%	(0.94)%	0%
Direxion Daily Retail Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$36.90	0.18	0.18	(6.14)	(5.96)	(0.14)	—	—	(0.14)	$30.80	(16.11)%	$16,941	1.01%	1.12%	1.18%	0.95%	1.06%	1.24%	31%
For the Year Ended October 31, 2018	$24.49	0.22	0.28	12.44	12.66	(0.25)	—	—	(0.25)	$36.90	51.66%	$31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
For the Year Ended October 31, 2017	$38.62	(0.03)	(0.02)	(13.15)	(13.18)	—	(0.95)	—	(0.95)	$24.49	(35.22)%	$36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
For the Year Ended October 31, 2016	$36.58	(0.26)	(0.24)	2.30	2.04	—	—	—	—	$38.62	5.58%	$36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
For the Year Ended October 31, 2015	$19.68	(0.04)	(0.04)	16.94	16.90	—	—	—	—	$36.58	85.90%	$58,530	0.98%	1.04%	(0.14)%	0.95%	1.01%	(0.11)%	24%
For the Year Ended October 31, 2014	$17.76	(0.10)	(0.10)	2.02	1.92	—	—	—	—	$19.68	10.80%	$15,741	0.99%	1.27%	(0.54)%	0.95%	1.23%	(0.50)%	2%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$11.78	0.04	0.04	2.25	2.29	(0.04)	—	—	(0.04)	$14.03	19.61%	$23,844	1.02%	1.25%	0.67%	0.95%	1.18%	0.74%	35%
For the Period April 19, 2018[9] through October 31, 2018	$25.00	(0.03)	(0.03)	(13.19)	(13.22)	—	—	(0.00)[10]	(0.00)[10]	$11.78	(52.88)%	$4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%
Direxion Daily S&P Biotech Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$49.33	0.22	0.23	(0.82)	(0.60)	(0.21)	—	—	(0.21)	$48.52	(1.15)%	$677,452	1.00%	1.01%	0.89%	0.95%	0.96%	0.94%	95%
For the Year Ended October 31, 2018	$76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	—	(0.24)	$49.33	(35.28)%	$592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%
For the Year Ended October 31, 2017	$28.82	(0.22)	(0.18)	47.85	47.63	—	—	—	—	$76.45	165.27%	$379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
For the Year Ended October 31, 2016	$76.92	(0.29)	(0.28)	(47.81)	(48.10)	—	—	—	—	$28.82	(62.53)%	$279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1,619%
For the Period May 28, 2015[9] through October 31, 2015	$160.00	(0.44)	(0.44)	(82.64)	(83.08)	—	—	—	—	$76.92	(51.93)%	$123,058	0.95%	1.05%	(0.93)%	0.95%	1.05%	(0.93)%	0%
Direxion Daily S&P Biotech Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$39.17	0.18	0.18	(17.63)	(17.45)	(0.25)	—	—	(0.25)	$21.47	(44.80)%	$115,619	0.95%	0.97%	1.57%	0.95%	0.97%	1.57%	0%
For the Year Ended October 31, 2018	$50.40	0.23	0.25	(11.31)	(11.08)	(0.15)	—	—	(0.15)	$39.17	(21.81)%	$56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
For the Year Ended October 31, 2017	$275.00	(0.10)	(0.10)	(224.50)	(224.60)	—	—	—	—	$50.40	(81.67)%	$98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
For the Year Ended October 31, 2016	$410.80	(2.40)	(2.20)	(133.40)	(135.80)	—	—	—	—	$275.00	(33.06)%	$82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$400.00	(1.60)	(1.60)	12.40	10.80	—	—	—	—	$410.80	2.70%	$28,753	0.96%	1.55%	(0.95)%	0.95%	1.54%	(0.94)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$21.88	0.05	0.06	(10.87)	(10.82)	(0.03)	—	—	(0.03)	$11.03	(49.42)%	$227,348	1.16%	1.17%	0.81%	0.95%	0.96%	1.02%	233%
For the Year Ended October 31, 2018	$24.43	0.06	0.09	(2.60)	(2.54)	(0.01)	—	—	(0.01)	$21.88	(10.42)%	$156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
For the Year Ended October 31, 2017	$34.53	(0.06)	(0.04)	(8.38)	(8.44)	—	(1.66)	—	(1.66)	$24.43	(27.03)%	$129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
For the Year Ended October 31, 2016	$67.45	(0.26)	(0.25)	(32.66)	(32.92)	—	—	—	—	$34.53	(48.81)%	$59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
For the Period May 28, 2015[9] through October 31, 2015	$200.00	(0.25)	(0.25)	(132.30)	(132.55)	—	—	—	—	$67.45	(66.28)%	$8,770	0.95%	2.44%	(0.76)%	0.95%	2.44%	(0.76)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[11]
For the Six Months Ended April 30, 2019 (Unaudited)	$43.50	$0.34	$0.37	$2.80	$3.14	$(0.48)	$—	$—	$(0.48)	$46.16	6.83%	$52,441	1.09%	1.14%	1.29%	0.95%	1.00%	1.43%	0%
For the Year Ended October 31, 2018	$82.30	0.30	0.30	(38.90)	(38.60)	(0.20)	—	—	(0.20)	$43.50	(46.86)%	$42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
For the Year Ended October 31, 2017	$124.80	(0.35)	(0.25)	(42.15)	(42.50)	—	—	—	—	$82.30	(34.05)%	$30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
For the Year Ended October 31, 2016	$354.80	(1.30)	(1.30)	(228.70)	(230.00)	—	—	—	—	$124.80	(64.83)%	$26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$250.00	(1.70)	(1.65)	106.50	104.80	—	—	—	—	$354.80	41.93%	$5,677	0.98%	2.13%	(0.97)%	0.95%	2.10%	(0.94)%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$100.52	0.60	0.67	87.46	88.06	(0.53)	—	—	(0.53)	$188.05	88.06%	$611,168	1.06%	1.06%	1.06%	0.94%	0.94%	1.18%	51%
For the Year Ended October 31, 2018	$148.00	0.85	1.08	(47.41)	(46.56)	(0.92)	—	—	(0.92)	$100.52	(31.68)%	$582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
For the Year Ended October 31, 2017	$45.78	(0.02)	0.08	105.00	104.98	—	(2.76)	—	(2.76)	$148.00	238.31%	$525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
For the Year Ended October 31, 2016	$26.92	(0.13)	(0.12)	18.99	18.86	—	—	—	—	$45.78	70.06%	$112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%
For the Year Ended October 31, 2015	$27.61	(0.18)	(0.17)	(0.51)	(0.69)	(0.00)[10]	—	—	(0.00)[10]	$26.92	(2.49)%	$131,929	0.97%	1.00%	(0.57)%	0.95%	0.98%	(0.55)%	26%
For the Year Ended October 31, 2014	$14.63	(0.10)	(0.09)	13.08	12.98	—	—	—	—	$27.61	88.74%	$165,650	1.01%	1.08%	(0.45)%	0.95%	1.02%	(0.40)%	8%
Direxion Daily Semiconductor Bear 3X Shares[12]
For the Six Months Ended April 30, 2019 (Unaudited)	$133.30	0.59	0.59	(86.44)	(85.85)	(0.75)	—	—	(0.75)	$46.70	(64.73)%	$172,604	0.97%	0.97%	1.57%	0.95%	0.95%	1.59%	0%
For the Year Ended October 31, 2018	$162.50	0.80	0.90	(29.60)	(28.80)	(0.40)	—	—	(0.40)	$133.30	(17.63)%	$65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
For the Year Ended October 31, 2017	$768.00	(0.60)	(0.60)	(604.90)	(605.50)	—	—	—	—	$162.50	(78.84)%	$48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2016	$2,121.50	(10.50)	(10.00)	(1,343.00)	(1,353.50)	—	—	—	—	$768.00	(63.80)%	$51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%
For the Year Ended October 31, 2015	$3,442.00	(24.50)	(24.00)	(1,296.00)	(1,320.50)	—	—	—	—	$2,121.50	(38.36)%	$38,178	0.96%	1.08%	(0.95)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$9,096.00	(52.00)	(52.00)	(5,602.00)	(5,654.00)	—	—	—	—	$3,442.00	(62.16)%	$22,365	0.95%	1.13%	(0.94)%	0.95%	1.13%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$125.45	0.29	0.43	40.54	40.83	(0.43)	—	—	(0.43)	$165.85	32.62%	$812,662	1.20%	1.20%	0.50%	0.95%	0.95%	0.75%	38%
For the Year Ended October 31, 2018	$107.62	0.39	0.68	17.95	18.34	(0.51)	—	—	(0.51)	$125.45	16.99%	$671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
For the Year Ended October 31, 2017	$47.32	0.01	0.06	60.29	60.30	—	—	—	—	$107.62	127.43%	$452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
For the Year Ended October 31, 2016	$38.56	(0.22)	(0.22)	8.98	8.76	—	—	—	—	$47.32	22.72%	$172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
For the Year Ended October 31, 2015	$32.73	(0.31)	(0.31)	6.14	5.83	—	—	—	—	$38.56	17.83%	$194,728	0.97%	0.97%	(0.89)%	0.95%	0.95%	(0.87)%	418%
For the Year Ended October 31, 2014	$18.88	(0.21)	(0.20)	14.06	13.85	—	—	—	—	$32.73	73.38%	$189,804	0.98%	1.01%	(0.83)%	0.95%	0.98%	(0.81)%	21%
Direxion Daily Technology Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$22.18	0.16	0.16	(9.42)	(9.26)	(0.13)	—	—	(0.13)	$12.79	(41.99)%	$35,213	0.99%	1.05%	1.62%	0.95%	1.01%	1.66%	0%
For the Year Ended October 31, 2018	$36.80	0.20	0.21	(14.35)	(14.15)	(0.47)	—	—	(0.47)	$22.18	(39.38)%	$33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
For the Year Ended October 31, 2017	$96.30	(0.10)	(0.10)	(59.40)	(59.50)	—	—	—	—	$36.80	(61.79)%	$17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
For the Year Ended October 31, 2016	$154.05	(1.00)	(1.00)	(56.75)	(57.75)	—	—	—	—	$96.30	(37.49)%	$19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
For the Year Ended October 31, 2015	$249.00	(1.85)	(1.85)	(93.10)	(94.95)	—	—	—	—	$154.05	(38.13)%	$19,030	0.95%	1.07%	(0.94)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$517.60	(3.40)	(3.40)	(265.20)	(268.60)	—	—	—	—	$249.00	(51.89)%	$13,967	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$27.12	0.12	0.12	2.81	2.93	(0.14)	—	—	(0.14)	$29.91	11.00%	$4,487	0.96%	1.36%	0.92%	0.95%	1.35%	0.93%	49%
For the Year Ended October 31, 2018	$29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	—	(3.17)	$27.12	1.13%	$10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.02	0.02	4.42	4.44	—	—	—	—	$29.44	17.76%	$2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Utilities Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$27.81	$0.37	$0.37	$7.67	$8.04	$(0.34)	$—	$—	$(0.34)	$35.51	28.97%	$7,103	0.95%	1.80%	2.41%	0.95%	1.80%	2.41%	111%
For the Year Ended October 31, 2018	$31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	—	—	(0.54)	$27.81	(8.72)%	$4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.15	0.15	5.98	6.13	—	—	—	—	$31.13	24.52%	$3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$38.83	0.30	0.31	6.44	6.74	(0.28)	—	—	(0.28)	$45.29	17.41%	$13,587	0.99%	1.32%	1.40%	0.95%	1.28%	1.44%	0%
For the Year Ended October 31, 2018	$44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	—	—	(0.32)	$38.83	(11.54)%	$5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
For the Year Ended October 31, 2017	$51.25	(0.02)	(0.01)	(4.14)	(4.16)	—	(2.84)	—	(2.84)	$44.25	(7.60)%	$8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
For the Year Ended October 31, 2016	$46.74	(0.41)	(0.40)	5.65	5.24	—	(0.73)	—	(0.73)	$51.25	11.42%	$7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
For the Year Ended October 31, 2015	$42.70	(0.43)	(0.42)	4.47	4.04	—	—	—	—	$46.74	9.46%	$7,011	0.96%	1.48%	(0.94)%	0.95%	1.47%	(0.93)%	0%
For the Year Ended October 31, 2014	$38.51	(0.37)	(0.37)	4.56	4.19	—	—	—	—	$42.70	10.88%	$4,270	0.95%	2.23%	(0.95)%	0.95%	2.23%	(0.95)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$15.53	0.09	0.09	(2.52)	(2.43)	(0.08)	—	—	(0.08)	$13.02	(15.65)%	$14,977	0.98%	1.15%	1.33%	0.95%	1.12%	1.36%	0%
For the Year Ended October 31, 2018	$14.01	0.07	0.08	1.47	1.54	(0.02)	—	—	(0.02)	$15.53	11.01%	$20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
For the Year Ended October 31, 2017	$13.65	(0.05)	(0.04)	0.41	0.36	—	—	—	—	$14.01	2.64%	$28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%
For the Year Ended October 31, 2016	$16.51	(0.11)	(0.11)	(2.75)	(2.86)	—	—	—	—	$13.65	(17.32)%	$26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
For the Year Ended October 31, 2015	$19.88	(0.17)	(0.17)	(3.20)	(3.37)	—	—	—	—	$16.51	(16.95)%	$40,461	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
For the Year Ended October 31, 2014	$23.93	(0.21)	(0.21)	(3.84)	(4.05)	—	—	—	—	$19.88	(16.92)%	$54,673	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$15.76	0.16	0.16	4.47	4.63	(0.16)	—	—	(0.16)	$20.23	29.48%	$112,271	0.95%	0.95%	1.68%	0.92%	0.92%	1.71%	0%
For the Year Ended October 31, 2018	$20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	—	—	(0.26)	$15.76	(23.07)%	$100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%
For the Year Ended October 31, 2017	$24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	—	—	(0.02)	$20.77	(13.64)%	$90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
For the Year Ended October 31, 2016	$19.57	(0.10)	(0.09)	4.60	4.50	—	—	—	—	$24.07	23.01%	$67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
For the Year Ended October 31, 2015	$18.04	(0.07)	(0.07)	1.60	1.53	—	—	—	—	$19.57	8.47%	$62,614	0.96%	0.94%	(0.34)%	0.95%	0.93%	(0.33)%	56%
For the Year Ended October 31, 2014	$12.63	(0.09)	(0.09)	5.50	5.41	—	—	—	—	$18.04	42.81%	$57,729	0.96%	1.03%	(0.59)%	0.95%	1.03%	(0.58)%	741%
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2019 (Unaudited)	$22.85	0.11	0.13	(5.81)	(5.70)	(0.10)	—	—	(0.10)	$17.05	(24.99)%	$208,028	1.21%	1.21%	1.12%	0.91%	0.91%	1.42%	0%
For the Year Ended October 31, 2018	$19.14	0.11	0.12	3.66	3.77	(0.06)	—	—	(0.06)	$22.85	19.71%	$345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%
For the Year Ended October 31, 2017	$18.81	(0.07)	(0.06)	0.40	0.33	—	—	—	—	$19.14	1.75%	$371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%
For the Year Ended October 31, 2016	$27.61	(0.16)	(0.16)	(8.64)	(8.80)	—	—	—	—	$18.81	(31.87)%	$378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%
For the Year Ended October 31, 2015	$38.96	(0.27)	(0.27)	(11.08)	(11.35)	—	—	—	—	$27.61	(29.13)%	$537,016	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%
For the Year Ended October 31, 2014	$64.67	(0.48)	(0.48)	(25.23)	(25.71)	—	—	—	—	$38.96	(39.76)%	$527,945	0.91%	0.91%	(0.90)%	0.90%	0.90%	(0.90)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain(loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

  The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2019

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio.

  Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of investment operations.

10  Between $(0.005) and $0.005.

11  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

12  Effective June 28, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2019

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 93 separate series (each, a "Fund" and together the "Funds"). 63 of these Funds are included in this report:

Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily EURO STOXX 50® Bull 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Brazil Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares
Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Robotics, Artificial Intelligence &
Automation Index Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to

DIREXION SEMI-ANNUAL REPORT

registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index	-300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily EURO STOXX 50® Bull 3X Shares	EURO STOXX 50® Index	300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily MSCI Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily MSCI Developed Markets Bull 3X Shares		300%
Direxion Daily MSCI Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI India Bull 3X Shares	MSCI India Index	300%
Direxion Daily MSCI Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	MVIS Russia Index	-300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Communication Services Index Bull 3X Shares		300%
Direxion Daily Communications Service Index Bear 3X Shares	Communication Services Select Sector Index	-300%
Direxion Daily Consumer Discretionary Bull 3X Shares		300%
Direxion Daily Consumer Discretionary Bear 3X Shares	Consumer Discretionary Select Sector Index	-300%
Direxion Daily Consumer Staples Bull 3X Shares		300%
Direxion Daily Consumer Staples Bear 3X Shares	Consumer Staples Select Sector Index	-300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Gold Miners Index Bull 3X Shares		300%
Direxion Daily Gold Miners Index Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%

DIREXION SEMI-ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares		300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	MVIS Global Junior Gold Miners Index	-300%
Direxion Daily MSCI Real Estate Bull 3X Shares		300%
Direxion Daily MSCI Real Estate Bear 3X Shares	MSCI U.S. REIT IndexSM	-300%
Direxion Daily Natural Gas Related Bull 3X Shares		300%
Direxion Daily Natural Gas Related Bear 3X Shares	ISE-Revere Natural Gas IndexTM	-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Dynamic Pharmaceutical Intellidex Index	300%
Direxion Daily Regional Banks Bull 3X Shares		300%
Direxion Daily Regional Banks Bear 3X Shares	S&P Regional Banks Select Industry Index	-300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily Robotics, Artificial Intelligence &	Indxx Global Robotics and Artificial Intelligence
Automation Index Bull 3X Shares	Thematic Index	300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	S&P Oil & Gas Exploration & Production Select	300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation Average	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2019.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued

DIREXION SEMI-ANNUAL REPORT

using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

DIREXION SEMI-ANNUAL REPORT

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2019 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$943,431	$—	$943,431[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	25,852,868	—	25,240,000	612,868	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 3X Shares	$—	$—	$—	$—	$7,886,535	$—	$7,886,535[1]	$—
Direxion Daily Small Cap Bull 3X Shares	55,497,317	—	55,497,317[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	20,169,618	—	20,169,618[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	2,866,933	—	2,866,933[1]	—
Direxion Daily FTSE China Bear 3X Shares	40,691	—	—	40,691	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	3,425	—	—	3,425	—	—	—	—
Direxion Daily MSCI Brazil Bull 3X Shares	—	—	—	—	1,303,759	—	1,303,759[1]	—
Direxion Daily MSCI India Bull 3X Shares	—	—	—	—	3,453	—	3,453[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	104,757	—	104,757[1]	—
Direxion Daily Russia Bull 3X Shares	138,695	—	138,695[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	23,731	—	23,731[1]	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	10,092	—	10,092[1]	—
Direxion Daily Financial Bull 3X Shares	8,534,241	—	8,530,000	4,241	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	1,396,025	—	1,396,025[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	1,475,394	—	1,475,394[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	2,227,718	—	2,227,718[1]	—
DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Homebuilders & Supplies Bull 3X Shares	$139,925	$—	$80,000	$59,925	$—	$—	$—	$—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	—	—	—	—	13,046	—	13,046[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	5,361,983	—	5,361,983[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	85,457	—	—	85,457	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	58,574,176	—	56,738,393	1,835,783	—	—	—	—
Direxion Daily Technology Bull 3X Shares	56,947,527	—	56,235,000	712,527	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	3,411,437	—	3,411,437[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$537,111	$1,800	$535,311[1]	$—	$1,800	$1,800	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	31,490	—	31,490[1]	—
Direxion Daily S&P 500® Bull 3X Shares	19,617,522	—	19,420,000	197,522	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	4,796,756	95,992	4,700,764[1]	—	95,992	95,992	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bear 3X Shares	$—	$—	$—	$—	$1,157,323	$—	$1,157,323[1]	$—
Direxion Daily FTSE Europe Bull 3X Shares	162,336	154	20,000	142,182	154	154	—	—
Direxion Daily Latin America Bull 3X Shares	288	288	—	—	881,433	288	881,145[1]	—
Direxion Daily MSCI Brazil Bull 3X Shares	13,148,025	173,676	11,920,000	1,054,349	173,676	173,676	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	12,766,562	—	12,766,562[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	4,257,858	—	4,257,858[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	59,028	59,028	—	—	237,985	59,028	178,957[1]	—
Direxion Daily Russia Bull 3X Shares	7,561,518	—	7,560,000	1,518	—	—	—	—
Direxion Daily Russia Bear 3X Shares	176,652	—	176,652[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	744,320	744,320	—	—	19,438,832	744,320	18,694,512[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	2,793,447	—	2,793,447[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	507	507	—	—	3,317	507	—	2,810
Direxion Daily Junior Gold Miners Index Bull 3X Shares	1,193,015	1,193,015	—	—	26,259,266	1,193,015	25,066,251[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	2,870,602	—	2,870,000	602	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	1,238,975	—	860,000	378,975	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Real Estate Bear 3X Shares	$31,317	$31,317	$—	$—	$591,232	$31,317	$559,915[1]	$—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	1,009,166	—	1,009,166[1]	—
Direxion Daily Natural Gas Related Bear 3X Shares	104,218	—	—	104,218	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	227,526	—	160,000	67,526	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	1,138,817	—	1,138,817[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,010,480	—	780,000	230,480	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	3,911,338	—	3,911,338[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$83,438,781	$—	$82,923,209	$515,572	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	7,326,785	—	7,326,785[1]	—
Direxion Daily Small Cap Bull 3X Shares	402,351	—	402,351[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	150,218	—	150,218[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Developed Markets Bull 3X Shares	$413,783	$—	$277,000	$136,783	$—	$—	$—	$—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,152,582	—	2,094,000	58,582	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	2,742,800	—	2,742,800[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	170,573	—	170,573[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	531,454	—	531,454[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	—	—	14,299	—	14,299[1]	—
Direxion Daily Consumer Staples Bull 3X Shares	296,152	—	—	296,152	—	—	—	—
Direxion Daily Consumer Staples Bear 3X Shares	—	—	—	—	269,129	—	269,129[1]	—
Direxion Daily Energy Bull 3X Shares	17,071,298	—	17,007,633	63,665	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	19,080,997	—	19,080,997[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	704,631	—	648,000	56,631	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	8,527,649	—	8,527,649[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	165,976	—	165,976[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Real Estate Bull 3X Shares	$1,339,170	$—	$1,001,000	$338,170	$—	$—	$—	$—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	299,414	—	299,414[1]	—
Direxion Daily Natural Gas Related Bull 3X Shares	3,890,808	—	3,890,808[1]	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	190,537	—	—	190,537	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	956,707	—	956,707[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	2,474,227	—	2,474,227[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	1,207,633	—	—	1,207,633	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	7,152,112	—	7,152,112[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	249,175	—	249,175[1]	—
Direxion Daily Semiconductor Bull 3X Shares	53,082,504	—	50,587,072	2,495,432	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	32,946,714	—	32,946,714[1]	—
Direxion Daily Technology Bull 3X Shares	24,025,954	—	23,747,000	278,954	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	3,417,374	—	3,417,374[1]	—
Direxion Daily Transportation Bull 3X Shares	26,683	—	—	26,683	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	19,236	—	—	19,236	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 20+ Year Treasury Bull 3X Shares	$1,665,388	$—	$1,283,000	$382,388	$—	$—	$—	$—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	12,128,823	—	12,128,823[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$4,968,708	$—	$4,968,708[1]	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	464,747	—	464,747[1]	—
Direxion Daily S&P 500® Bull 3X Shares	3,420,619	—	3,180,000	240,619	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	54,187,768	—	54,187,768[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	16,811,263	—	16,811,263[1]	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	421,432	—	330,000	91,432	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	35,025,663	—	35,025,663[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	4,020,439	—	4,020,439[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	7,160,790	—	6,810,000	350,790	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Latin America Bull 3X Shares	$—	$—	$—	$—	$74,356	$—	$74,356[1]	$—
Direxion Daily MSCI Brazil Bull 3X Shares	11,951,350	—	9,660,000	2,291,350	—	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	2,300,089	—	2,140,000	160,089	—	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—	778,476	—	778,476[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	4,739,322	—	4,739,322[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	5,346,915	—	5,346,915[1]	—	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	212,222	—	212,222[1]	—	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	3,390,259	—	3,390,259[1]	—
Direxion Daily Russia Bull 3X Shares	810,165	—	810,165[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	1,080,059	—	1,080,059[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	9,852,423	—	9,680,000	172,423	—	—	—	—
Direxion Daily Communication Services Index Bull 3X Shares	489,673	—	489,673[1]	—	—	—	—	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	—	3,102	—	3,102[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Consumer Discretionary Bull 3X Shares	$46,241	$—	$—	$46,241	$—	$—	$—	$—
Direxion Daily Consumer Staples Bull 3X Shares	11,018	—	—	11,018	—	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	3,316,851	—	3,316,851[1]	—
Direxion Daily Energy Bear 3X Shares	515,200	—	420,000	95,200	—	—	—	—
Direxion Daily Financial Bull 3X Shares	285,994,284	—	276,790,000	9,204,284	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	49,947,070	—	49,947,070[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	81,102,050	—	81,102,050[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	7,933,816	—	7,933,816[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	4,965,111	—	4,090,000	875,111	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	2,481,958	—	2,481,958[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	224,779	—	224,779[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	67,146,731	—	67,146,731[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	5,394,817	—	5,280,000	114,817	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	—	70,839	—	70,839[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Natural Gas Related Bull 3X Shares	$3,366,906	$—	$3,366,906[1]	$—	$—	$—	$—	$—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—	172,732	—	172,732[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	388,264	—	388,264[1]	—
Direxion Daily Regional Banks Bull 3X Shares	91,292	—	—	91,292	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	215,155	—	215,155[1]	—
Direxion Daily Retail Bull 3X Shares	234,304	—	234,304[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	1,664,050	—	1,410,000	254,050	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	29,010,872	—	29,010,872[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	27,977	—	27,977[1]	—
Direxion Daily Semiconductor Bull 3X Shares	7,306,954	—	6,160,000	1,146,954	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	4,116,435	—	4,116,435[1]	—
Direxion Daily Technology Bull 3X Shares	146,990,151	—	145,490,000	1,500,151	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	7,950,032	—	7,950,032[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$245,414	$—	$245,414[1]	$—	$—	$—	$—	$—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	14,715	—	14,715[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	799,692	—	280,000	519,692	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	447,514	—	447,514[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$115,535,409	$—	$114,640,000	$895,409	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	72,308,133	—	72,308,133[1]	—
Direxion Daily Small Cap Bull 3X Shares	67,680,843	—	67,680,843[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	20,780,905	—	20,780,905[1]	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	28,528	—	—	28,528	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	7,918,558	—	7,918,558[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE China Bear 3X Shares	$517,771	$—	$—	$517,771	$—	$—	$—	$—
Direxion Daily MSCI Brazil Bull 3X Shares	1,159,095	—	320,000	839,095	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	3,909,678	—	3,909,678[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	1,035,107	—	1,035,107[1]	—
Direxion Daily MSCI India Bull 3X Shares	5,615,001	—	5,615,001[1]	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	494,470	—	494,470[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	1,844,753	—	1,660,000	184,753	—	—	—	—
Direxion Daily Communication Services Index Bull 3X Shares	—	—	—	—	58,513	—	58,513[1]	—
Direxion Daily Energy Bull 3X Shares	48,141,910	—	45,050,000	3,091,910	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	3,138,457	—	3,138,457[1]	—
Direxion Daily Financial Bull 3X Shares	78,559,604	—	74,320,000	4,239,604	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	377,670	—	377,670[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	34,333,287	—	34,333,287[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	513,662	—	513,662[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Healthcare Bull 3X Shares	$—	$—	$—	$—	$493,836	$—	$493,836[1]	$—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	4,657,801	—	4,420,000	237,801	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	648,182	—	510,000	138,182	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	435,908	—	435,908[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	494,554	—	494,554[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	20,761	—	20,761[1]	—
Direxion Daily Regional Banks Bull 3X Shares	2,850,316	—	2,850,316[1]	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	203,386	—	203,386[1]	—
Direxion Daily Retail Bull 3X Shares	193,014	—	—	193,014	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	3,284,894	—	3,140,000	144,894	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	50,034,217	—	50,034,217[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	3,159,457	—	—	3,159,457	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$—	$—	$—	$—	$2,326,875	$—	$2,326,875[1]	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	3,447,015	—	1,960,000	1,487,015	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	182,183,779	—	177,780,000	4,403,779	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	14,462,564	—	14,462,564[1]	—
Direxion Daily Technology Bull 3X Shares	26,702,519	—	25,560,000	1,142,519	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	972,247	—	972,247[1]	—
Direxion Daily Transportation Bull 3X Shares	638,479	—	630,000	8,479	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	22,756	—	—	22,756	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	712,626	—	712,626[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such

DIREXION SEMI-ANNUAL REPORT

instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2019.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2019, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of April 30, 2019, the market value if the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Small Cap Bull 3X Shares	$60,560,373	$—	$61,836,500	$61,836,500
Direxion Daily MSCI Brazil Bull 3X Shares	17,590,161	81	17,960,820	17,960,901
Direxion Daily MSCI Mexico Bull 3X Shares	13,265	13,534	—	13,534
Direxion Daily Aerospace & Defense Bull 3X Shares	4,649	4,772	—	4,772
Direxion Daily Financial Bull 3X Shares	273,221	167,226	112,014	279,240
Direxion Daily Homebuilders & Supplies Bull 3X Shares	28,802	29,727	—	29,727
Direxion Daily MSCI Real Estate Bull 3X Shares	123,884	114,587	12,161	126,748
Direxion Daily Natural Gas Related Bull 3X Shares	220,184	172,929	52,133	225,062
Direxion Daily Retail Bull 3X Shares	533,014	555,187	—	555,187
Direxion Daily S&P Biotech Bull 3X Shares	12,475,914	10,070,750	2,813,191	12,883,941

DIREXION SEMI-ANNUAL REPORT

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$2,321,879	$1,310,037	$1,071,507	$2,381,544
Direxion Daily Semiconductor Bull 3X Shares	331,394	—	338,377	338,377
Direxion Daily Technology Bull 3X Shares	27,990,196	348	28,580,005	28,580,353

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. No provision for U.S. Federal income taxes has been made by the Funds. Certain Funds paid U.S. excise taxes during the year/period ended October 31, 2018.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. These estimates are assumptions based on the MLPs election to be taxed as partnership or as corporation. Distributions received from MLPs taxed as partnerships are assumed to be 100% return of capital while distributions received from MLPs taxed as corporations are assumed to be 100% income. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Funds estimate the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended April 30, 2019, the Direxion Daily Natural Gas Bull 3X Shares has estimated approximately 100% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2019 and October 31, 2018, were as follows:

	Period Ended April 30, 2019 (Unaudited)			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$267,981	$—	$—	$1,843,382	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	23,860	—	—	5,189	—	—
Direxion Daily S&P 500® Bull 3X Shares	5,908,966	—	—	32,208,266	—	—

DIREXION SEMI-ANNUAL REPORT

	Period Ended April 30, 2019 (Unaudited)			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bear 3X Shares	$2,110,240	$—	$—	$972,234	$—	$—
Direxion Daily Small Cap Bull 3X Shares	2,468,657	—	—	1,284,400	—	—
Direxion Daily Small Cap Bear 3X Shares	1,867,324	—	—	1,604,319	—	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	8,195	—	—	386,117		2,613
Direxion Daily FTSE China Bull 3X Shares	1,751,516	—	—	4,514,464	—	—
Direxion Daily FTSE China Bear 3X Shares	487,877	—	—	204,922	—	—
Direxion Daily FTSE Europe Bull 3X Shares	267,080	—	—	1,028,064	—	—
Direxion Daily Latin America Bull 3X Shares	74,535	—	—	129,439	—	3,377
Direxion Daily MSCI Brazil Bull 3X Shares	2,006,398	—	—	3,402,340	—	162,556
Direxion Daily MSCI Developed Markets Bull 3X Shares	113,409	—	—	563,639	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	28,942	—	—	16,103	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,689,890	—	—	2,126,107	—	62,073
Direxion Daily MSCI Emerging Markets Bear 3X Shares	512,097	—	—	275,222	—	—
Direxion Daily MSCI India Bull 3X Shares	253,828	—	—	227,798	—	71,809
Direxion Daily MSCI Japan Bull 3X Shares	36,560	—	—	41,313	—	636
Direxion Daily MSCI Mexico Bull 3X Shares	90,319	—	—	155,659	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	131,518	—	—	630,975	—	—
Direxion Daily Russia Bull 3X Shares	2,765,536	—	—	2,304,147	—	784,069
Direxion Daily Russia Bear 3X Shares	145,395	—	—	74,885	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	195,015	—	—	969,892	—	—
Direxion Daily Communication Services Index Bull 3X Shares[4]	1,133	—	—	—	—	—
Direxion Daily Communication Services Index Bear 3X Shares[4]	6,859	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares[3]	9,457	—	—	—	—	—
Direxion Daily Consumer Discretionary Bear 3X Shares[3]	11,096	—	—	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares[3]	16,500	—	—	—	—	—
Direxion Daily Consumer Staples Bear 3X Shares[3]	10,659	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	3,943,261	—	—	7,502,193	—	140,348
Direxion Daily Energy Bear 3X Shares	163,788	—	—	126,039	—	—
Direxion Daily Financial Bull 3X Shares	8,040,178	—	—	14,975,518	—	—
Direxion Daily Financial Bear 3X Shares	1,001,005	—	—	507,442	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	4,185,728	—	—	1,134,609	—	2,575,171
Direxion Daily Gold Miners Index Bear 3X Shares	782,352	—	—	387,306	—	—
Direxion Daily Healthcare Bull 3X Shares	663,840	—	—	822,897	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	126,436	—	—	910,260	147,909	—
Direxion Daily Industrials Bull 3X Shares	37,827	—	—	52,680	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	3,509,058	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	422,092	—	—	172,110	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	377,549	—	—	1,172,396	—	285,570

DIREXION SEMI-ANNUAL REPORT

	Period Ended April 30, 2019 (Unaudited)			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily MSCI Real Estate Bear 3X Shares	$133,128	$—	$—	$60,011	$—	$—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	19,523	—	—	21,078	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares[1]	23,387	—	—	13,214	—	1,811
Direxion Daily Regional Banks Bull 3X Shares	233,700	—	—	330,504	—	—
Direxion Daily Regional Banks Bear 3X Shares	11,840	—	—	10,651	—	—
Direxion Daily Retail Bull 3X Shares	109,041	—	—	172,548	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares[2]	33,519	—	—	—	—	356
Direxion Daily S&P Biotech Bull 3X Shares	2,715,184	—	—	1,346,096	—	—
Direxion Daily S&P Biotech Bear 3X Shares	600,550	—	—	402,269	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	888,259	—	—	33,032	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	256,852	—	—	311,454	—	—
Direxion Daily Semiconductor Bull 3X Shares	2,744,126	—	—	4,050,292	—	—
Direxion Daily Semiconductor Bear 3X Shares	626,649	—	—	295,359	—	—
Direxion Daily Technology Bull 3X Shares	2,167,150	—	—	2,434,594	—	—
Direxion Daily Technology Bear 3X Shares	237,364	—	—	153,226	—	—
Direxion Daily Transportation Bull 3X Shares	36,635	—	—	493,856	—	—
Direxion Daily Utilities Bull 3X Shares	50,310	—	—	153,771	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	59,717	—	—	47,883	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	101,488	—	—	31,172	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	904,279	—	—	1,338,321	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	1,311,831	—	—	1,039,498	—	—

1  Commenced operations on November 15, 2017.

2  Commenced operations on April 19, 2018.

3  Commenced operations on November 29, 2018.

4  Commenced operations on January 14, 2019.

At October 31, 2018, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(14,820,245)	$173,771	$—	$—	$(14,646,474)
Direxion Daily Mid Cap Bear 3X Shares	(729,007)	3,625	—	(67,307,470)	(68,032,852)
DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily S&P 500® Bull 3X Shares	$(64,617,352)	$2,522,322	$—	$(30,888)	$(62,125,918)
Direxion Daily S&P 500® Bear 3X Shares	(17,835,375)	362,750	—	(1,189,648,416)	(1,207,121,041)
Direxion Daily Small Cap Bull 3X Shares	(159,076,503)	722,755	—	(9,444)	(158,363,192)
Direxion Daily Small Cap Bear 3X Shares	(99,266,024)	393,526	—	(3,001,457,857)	(3,100,330,355)
Direxion Daily EURO STOXX 50® Bull 3X Shares	(806,193)	—	—	(596,269)	(1,402,462)
Direxion Daily FTSE China Bull 3X Shares	(184,065,131)	—	—	—	(184,065,131)
Direxion Daily FTSE China Bear 3X Shares	(1,718,666)	75,998	—	(50,619,233)	(52,261,901)
Direxion Daily FTSE Europe Bull 3X Shares	(19,040,875)	118,832	—	(6,390,944)	(25,312,987)
Direxion Daily Latin America Bull 3X Shares	(5,918,719)	—	—	(39,355,479)	(45,274,198)
Direxion Daily MSCI Brazil Bull 3X Shares	124,733,637	—	—	(3,790,652)	120,942,985
Direxion Daily MSCI Developed Markets Bull 3X Shares	(6,433,963)	—	—	—	(6,433,963)
Direxion Daily MSCI Developed Markets Bear 3X Shares	(648,234)	4,267	—	(38,704,851)	(39,348,818)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(157,427,426)	—	—	(82,598,396)	(240,025,822)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(18,202,648)	103,060	—	(330,730,084)	(348,829,672)
Direxion Daily MSCI India Bull 3X Shares	(28,327,899)	—	—	(8,234,205)	(36,562,104)
Direxion Daily MSCI Japan Bull 3X Shares	(5,112,734)	—	—	(1,087,155)	(6,199,889)
Direxion Daily MSCI Mexico Bull 3X Shares	(3,542,798)	1,847	—	(72,031)	(3,612,982)
Direxion Daily MSCI South Korea Bull 3X Shares	(13,896,237)	—	—	(335,316)	(14,231,553)
Direxion Daily Russia Bull 3X Shares	(15,949,748)	—	—	(79,117,318)	(95,067,066)
Direxion Daily Russia Bear 3X Shares	(11,785,857)	31,032	—	(134,550,645)	(146,305,470)
Direxion Daily Aerospace & Defense Bull 3X Shares	(5,948,549)	—	—	—	(5,948,549)
Direxion Daily Energy Bull 3X Shares	(115,936,195)	—	—	(64,303,028)	(180,239,223)
Direxion Daily Energy Bear 3X Shares	(2,121,541)	44,659	—	(178,224,276)	(180,301,158)
Direxion Daily Financial Bull 3X Shares	(282,587,111)	—	—	(12,959)	(282,600,070)
Direxion Daily Financial Bear 3X Shares	(14,940,217)	158,415	—	(3,176,136,127)	(3,190,917,929)
Direxion Daily Gold Miners Index Bull 3X Shares	(1,029,453,485)	—	—	(1,558,883,109)	(2,588,336,594)
Direxion Daily Gold Miners Index Bear 3X Shares	15,804,293	94,251	—	(336,212,868)	(320,314,324)
Direxion Daily Healthcare Bull 3X Shares	(4,711,383)	—	—	—	(4,711,383)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(38,130,039)	30,629	—	(10,354,988)	(48,454,398)

DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Industrials Bull 3X Shares	$(609,314)	$5,978	$—	$(67,627)	$(670,963)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	(990,533,253)	196,550	—	(595,064,992)	(1,585,401,695)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	4,475,140	48,923	—	(78,229,788)	(73,705,725)
Direxion Daily MSCI Real Estate Bull 3X Shares	(7,368,845)	—	—	(1,839,599)	(9,208,444)
Direxion Daily MSCI Real Estate Bear 3X Shares	(4,010,476)	23,005	—	(137,045,544)	(141,033,015)
Direxion Daily Natural Gas Related Bull 3X Shares	(43,627,526)	—	—	(174,410,162)	(218,037,688)
Direxion Daily Natural Gas Related Bear 3X Shares	(92,506)	4,542	—	(8,410,481)	(8,498,445)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(731,094)	—	—	(61,148)	(792,242)
Direxion Daily Regional Banks Bull 3X Shares	(12,964,828)	25,799	—	—	(12,939,029)
Direxion Daily Regional Banks Bear 3X Shares	755,940	1,831	—	(3,637,773)	(2,880,002)
Direxion Daily Retail Bull 3X Shares	(4,127,373)	—	—	—	(4,127,373)
Direxion Daily Robotic, Artificial Intelligence & Automation Index Bull 3X Shares	(1,795,275)	—	—	(827,317)	(2,622,592)
Direxion Daily S&P Biotech Bull 3X Shares	(219,067,526)	256,105	—	—	(218,811,421)
Direxion Daily S&P Biotech Bear 3X Shares	(6,059,085)	74,940	—	(118,838,735)	(124,822,880)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	(47,312,773)	26,941	—	—	(47,285,832)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	(248,612)	77,090	—	(32,650,299)	(32,821,821)
Direxion Daily Semiconductor Bull 3X Shares	(241,144,920)	—	—	—	(241,144,920)
Direxion Daily Semiconductor Bear 3X Shares	(11,850,161)	92,042	—	(159,957,126)	(171,715,245)
Direxion Daily Technology Bull 3X Shares	8,264,635	—	—	—	8,264,635
Direxion Daily Technology Bear 3X Shares	(11,589,581)	40,862	—	(129,350,614)	(140,899,333)
Direxion Daily Transportation Bull 3X Shares	(2,400,679)	—	—	—	(2,400,679)
Direxion Daily Utilities Bull 3X Shares	99,267	—	—	—	99,267
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(1,007,997)	4,076	—	(615,020)	(1,618,941)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(370,958)	14,031	—	(57,650,357)	(58,007,284)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(32,635,020)	160,369	—	(6,354,675)	(38,829,326)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(6,282,335)	261,889	—	(901,038,371)	(907,058,817)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

DIREXION SEMI-ANNUAL REPORT

At April 30, 2019, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$44,148,983	$805,699	$—	$805,699
Direxion Daily Mid Cap Bear 3X Shares	2,373,688	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	924,920,046	58,380,889	—	58,380,889
Direxion Daily S&P 500® Bear 3X Shares	258,957,478	—	—	—
Direxion Daily Small Cap Bull 3X Shares	704,635,777	—	(1,281,607)	(1,281,607)
Direxion Daily Small Cap Bear 3X Shares	232,940,500	—	—	—
Direxion Daily Euro STOXX 50 Bull 3X Shares	1,789,346	—	(4,564)	(4,564)
Direxion Daily FTSE China Bull 3X Shares	300,874,895	3,704,158	—	3,704,158
Direxion Daily FTSE China Bear 3X Shares	54,022,313	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	19,141,607	—	(2,476)	(2,476)
Direxion Daily Latin America Bull 3X Shares	24,746,663	—	(36,178)	(36,178)
Direxion Daily MSCI Brazil Bull 3X Shares	379,612,985	1,349,593	—	1,349,593
Direxion Daily MSCI Developed Markets Bull 3X Shares	11,050,028	—	(26,737)	(26,737)
Direxion Daily MSCI Developed Markets Bear 3X Shares	5,522,427	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	165,644,250	1,626,743	—	1,626,743
Direxion Daily MSCI Emerging Markets Bear 3X Shares	44,607,648	—	—	—
Direxion Daily MSCI India Bull 3X Shares	59,059,352	618,027	—	618,027
Direxion Daily MSCI Japan Bull 3X Shares	8,957,431	—	(145,986)	(145,986)
Direxion Daily MSCI Mexico Bull 3X Shares	5,639,673	71,232	—	71,232
Direxion Daily MSCI South Korea Bull 3X Shares	40,273,875	—	(390,228)	(390,228)
Direxion Daily Russia Bull 3X Shares	131,509,441	—	(896,981)	(896,981)
Direxion Daily Russia Bear 3X Shares	21,526,348	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	49,599,997	2,476,759	(1,048,203)	1,428,556
Direxion Daily Communication Services Index Bull 3X Shares	4,790,743	238,653	(21,840)	216,813
Direxion Daily Communication Services Index Bear 3X Shares	1,025,507	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	4,343,151	225,872	(12,712)	213,160
Direxion Daily Consumer Discretionary Bear 3X Shares	508,698	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares	2,064,880	115,423	(46,111)	69,312
Direxion Daily Consumer Staples Bear 3X Shares	928,828	—	—	—
Direxion Daily Energy Bull 3X Shares	330,651,821	—	(3,678,663)	(3,678,663)
Direxion Daily Energy Bear 3X Shares	17,921,148	—	—	—
Direxion Daily Financial Bull 3X Shares	1,325,062,307	84,011,097	(23,252,841)	60,758,256
Direxion Daily Financial Bear 3X Shares	143,364,458	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	1,028,491,500	—	(13,692,507)	(13,692,507)
Direxion Daily Gold Miners Index Bear 3X Shares	71,093,928	—	—	—
Direxion Daily Healthcare Bull 3X Shares	158,882,877	2,883,624	—	2,883,624
Direxion Daily Homebuilders & Supplies 3X Bull Shares	37,806,850	551,331	(1,468,055)	(916,724)
Direxion Daily Industrials Bull 3X Shares	6,036,079	302,892	(66,512)	236,380
Direxion Daily Junior Gold Miners Index Bull 3X Shares	587,964,835	—	(3,428,975)	(3,428,975)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	29,728,176	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	41,647,869	3,202,890	(270,947)	2,931,943
Direxion Daily MSCI Real Estate Bear 3X Shares	14,901,552	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	25,225,587	237,255	(1,369,705)	(1,132,450)
Direxion Daily Natural Gas Related Bear 3X Shares	2,476,881	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,898,326	199,103	(199,369)	(266)
Direxion Daily Regional Banks Bull 3X Shares	18,972,928	76,033	(944,126)	(868,093)
Direxion Daily Regional Banks Bear 3X Shares	1,959,804	—	—	—
Direxion Daily Retail Bull 3X Shares	16,425,020	613,622	(2,447,052)	(1,833,430)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	13,542,287	295,238	—	295,238
Direxion Daily S&P Biotech Bull 3X Shares	708,243,672	5,954,559	(29,330,566)	(23,376,007)
Direxion Daily S&P Biotech Bear 3X Shares	62,382,976	—	—	—

DIREXION SEMI-ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$194,750,616	$2,269,462	$(6,172,246)	$(3,902,784)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	29,630,016	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	478,840,007	38,648,161	(6,170,351)	32,477,810
Direxion Daily Semiconductor Bear 3X Shares	138,726,844	—	—	—
Direxion Daily Technology Bull 3X Shares	652,085,125	89,078,413	—	89,078,413
Direxion Daily Technology Bear 3X Shares	34,171,974	—	—	—
Direxion Daily Transportation Bull 3X Shares	2,445,361	17,448	(11,303)	6,145
Direxion Daily Utilities Bull 3X Shares	5,558,410	234,640	(2,346)	232,294
Direxion Daily 7-10 Year Treasury Bull 3X Shares	12,848,082	134,930	—	134,930
Direxion Daily 7-10 Year Treasury Bear 3X Shares	9,834,964	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	99,855,767	—	(181,468)	(181,468)
Direxion Daily 20+ Year Treasury Bear 3X Shares	129,469,981	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

Net investment income/(loss) and realized gains and losses for U.S. Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, and utilization of earnings and profits distributed to shareholders on redemption of shares and expiration of unused capital loss carryovers.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2018.

At October 31, 2018, these Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 3X Shares	$—
Direxion Daily Mid Cap Bear 3X Shares	—
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	—
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	—
Direxion Daily FTSE China Bull 3X Shares	—
Direxion Daily FTSE China Bear 3X Shares	—
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily Latin America Bull 3X Shares	—
Direxion Daily MSCI Brazil Bull 3X Shares	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—
Direxion Daily MSCI India Bull 3X Shares	109,558
Direxion Daily MSCI Japan Bull 3X Shares	17,606
Direxion Daily MSCI Mexico Bull 3X Shares	—

DIREXION SEMI-ANNUAL REPORT

Ordinary Late Year Loss Deferral
Direxion Daily MSCI South Korea Bull 3X Shares	$24,320
Direxion Daily Russia Bull 3X Shares	235,792
Direxion Daily Russia Bear 3X Shares	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—
Direxion Daily Energy Bull 3X Shares	—
Direxion Daily Energy Bear 3X Shares	—
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	—
Direxion Daily Gold Miners Index Bull 3X Shares	—
Direxion Daily Gold Miners Index Bear 3X Shares	—
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—
Direxion Daily Industrials Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—
Direxion Daily Natural Gas Related Bull 3X Shares	162,942
Direxion Daily Natural Gas Related Bear 3X Shares	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—
Direxion Daily Regional Banks Bull 3X Shares	—
Direxion Daily Regional Banks Bear 3X Shares	—
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	—
Direxion Daily S&P Biotech Bull 3X Shares	—
Direxion Daily S&P Biotech Bear 3X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	—
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	—
Direxion Daily Transportation Bull 3X Shares	—
Direxion Daily Utilities Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2018, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	October 31, 2019	October 31, 2018	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	22,162,993	—	45,144,477	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	227,849,840	—	961,776,178	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

Funds	Utilized in Current Year	October 31, 2019	October 31, 2018	Unlimited ST	Unlimited LT
Direxion Daily Small Cap Bear 3X Shares	$—	$447,535,089	$—	$2,553,912,942	$—
Direxion Daily EURO STOXX 50® Bull 3X Shares	—	—	—	596,269	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	50,619,233	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	6,390,944	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	39,355,479	—
Direxion Daily MSCI Brazil Bull 3X Shares	—	—	—	3,790,652	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	—	—	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	6,226,800	—	32,478,051	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	35,353,225	47,245,171
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	73,271,322	—	257,458,762	—
Direxion Daily MSCI India Bull 3X Shares	—	—	—	8,124,647	—
Direxion Daily MSCI Japan Bull 3X Shares	—	—	—	1,069,549	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	72,031	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	310,966	—
Direxion Daily Russia Bull 3X Shares	—	—	—	78,881,526	—
Direxion Daily Russia Bear 3X Shares	—	649,297	—	133,901,348	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	44,882,668	—	—	64,298,470	—
Direxion Daily Energy Bear 3X Shares	—	12,590,578	—	165,631,411	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	679,926,863	—	2,496,194,497	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	959,248,537	599,634,572
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	336,212,868	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	10,354,988	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	67,627	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	595,064,992	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	78,229,788	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	653,727	1,185,872
Direxion Daily MSCI Real Estate Bear 3X Shares	—	81,864,882	—	55,180,662	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	167,716,691	6,238,239
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	8,410,481	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	61,148	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	3,637,773	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	—	—	—	825,299	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	118,838,735	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	32,650,299	—

DIREXION SEMI-ANNUAL REPORT

Funds	Utilized in Current Year	October 31, 2019	October 31, 2018	Unlimited ST	Unlimited LT
Direxion Daily Semiconductor Bull 3X Shares	$—	$—	$—	$—	$—
Direxion Daily Semiconductor Bear 3X Shares	—	961,396	—	158,995,730	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	37,175,240	—	92,174,625	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	615,020	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	2,880,591	—	54,769,766	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	6,354,675	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	101,871,069	—	799,167,302	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2019, open U.S. Federal and state income tax years include the tax years ended October 31, 2016 through October 31, 2018. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2019. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

DIREXION SEMI-ANNUAL REPORT

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$18,008,721	$6,493,045	$11,373,856	$29,653,988
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	471,153,625	399,898,181	245,867,104	369,934,635
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	230,534,450	212,499,837	311,452,441	447,201,630
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	112,587	1,278,236	700,339	858,430
Direxion Daily FTSE China Bull 3X Shares	143,427,310	157,777,068	216,915,512	244,851,010
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	9,504,075	12,874,088	3,577,590	25,314,776
Direxion Daily Latin America Bull 3X Shares	10,412,590	9,189,043	21,826,851	17,083,384
Direxion Daily MSCI Brazil Bull 3X Shares	116,444,750	211,728,738	513,465,710	449,764,015
Direxion Daily MSCI Developed Markets Bull 3X Shares	1,280,580	6,444,022	—	5,040,293
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	36,784,850	80,676,876	108,677,067	148,604,119
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	41,502,775	19,086,352	15,575,495	81,192,427
Direxion Daily MSCI Japan Bull 3X Shares	2,163,280	5,825,963	—	2,569,639
Direxion Daily MSCI Mexico Bull 3X Shares	7,182,767	6,968,275	10,344,075	10,902,349
Direxion Daily MSCI South Korea Bull 3X Shares	9,697,950	34,835,244	82,382,651	53,782,128
Direxion Daily Russia Bull 3X Shares	32,743,500	—	22,133,397	66,767,581
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	23,807,212	16,523,186	6,829,194	18,055,827
Direxion Daily Communication Services Index Bull 3X Shares[2]	2,469,077	138,613	1,867,608	—
Direxion Daily Communication Services Index Bear 3X Shares[2]	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares[1]	2,588,834	407,585	1,642,231	—
Direxion Daily Consumer Discretionary Bear 3X Shares[1]	—	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares[1]	1,979,677	273,077	—	—
Direxion Daily Consumer Staples Bear 3X Shares[1]	—	—	—	—
Direxion Daily Energy Bull 3X Shares	196,011,000	134,428,612	136,946,939	132,489,397
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	560,709,173	285,088,179	90,059,534	515,296,167
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	457,961,200	421,965,443	483,439,164	791,454,034
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	9,106,900	17,246,976	48,057,396	21,033,458
Direxion Daily Homebuilders & Supplies Bull 3X Shares	16,507,078	4,478,151	9,050,416	24,367,237
Direxion Daily Industrials Bull 3X Shares	6,621,985	5,259,870	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	238,181,600	209,308,859	384,224,479	423,920,853
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	10,127,052	11,126,360	1,257,764	1,182,467
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	7,988,688	13,721,963	24,038,719	22,026,136
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	981,253	1,581,547	988,263	—
Direxion Daily Regional Banks Bull 3X Shares	10,417,853	10,707,433	17,614,209	27,507,502
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—
Direxion Daily Retail Bull 3X Shares	4,933,305	7,811,147	5,605,374	13,676,263
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	1,894,373	12,724,145	21,229,144	8,636,693
Direxion Daily S&P Biotech Bull 3X Shares	657,337,727	181,849,605	512,264,105	687,259,935
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	201,327,915	173,968,606	239,820,807	219,370,985

DIREXION SEMI-ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	$—	$—	$—	$—
Direxion Daily Semiconductor Bull 3X Shares	531,813,649	201,112,143	182,517,236	568,388,709
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	291,851,900	163,274,477	34,708,151	57,681,565
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	2,875,477	2,536,950	13,731,028	22,202,233
Direxion Daily Utilities Bull 3X Shares	3,638,325	3,532,252	3,231,473	1,384,300
Direxion Daily 7-10 Year Treasury Bull 3X Shares	4,122,261	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	9,000,763	33,579,927	15,069,015
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

1  Represents the period from November 29, 2018 (commencement of operations) to April 30, 2019.

2  Represents the period from January 14, 2019 (commencement of operations) to April 30, 2019.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2019.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

For each Fund, the Adviser has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2020. During the period ended April 30, 2019, the Adviser waived investment advisory fees of $10,406 in the Direxion Daily Financial Bull 3X Shares. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2020. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

DIREXION SEMI-ANNUAL REPORT

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2019	October 31, 2020	October 31, 2021	April 30, 2022	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$11,250	$14,598	$30,329	$24,905	$11,250	$81,082
Direxion Daily Mid Cap Bear 3X Shares	—	10,923	14,130	30,506	23,575	10,923	79,134
Direxion Daily S&P 500® Bull 3X Shares	5,823	14,401	—	—	11,793	14,401	26,194
Direxion Daily S&P 500® Bear 3X Shares	—	10,497	59,777	43,301	16,530	10,497	130,105
Direxion Daily Small Cap Bull 3X Shares	24,635	26,091	43,241	68,394	170,311	26,091	308,037
Direxion Daily Small Cap Bear 3X Shares	4,432	8,432	105,963	142,173	87,614	8,432	344,182
Direxion Daily EURO STOXX 50® Bull 3X Shares	—	19,772	—	24,964	40,045	19,772	84,781
Direxion Daily FTSE China Bull 3X Shares	5,998	24,032	37,805	73,449	92,090	24,032	227,376
Direxion Daily FTSE China Bear 3X Shares	—	12,718	37,718	52,149	32,855	12,718	135,440
Direxion Daily FTSE Europe Bull 3X Shares	120	1,972	11,169	10,803	1,361	1,972	25,305
Direxion Daily Latin America Bull 3X Shares	—	12,308	16,970	34,261	27,046	12,308	90,585
Direxion Daily MSCI Brazil Bull 3X Shares	39,601	4,039	—	22,582	14,134	4,039	40,755
Direxion Daily MSCI Developed Markets Bull 3X Shares	—	29,137	29,130	60,131	51,385	29,137	169,783
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	33,606	38,133	77,095	69,837	33,606	218,671
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	20,886	17,933	41,792	33,843	20,886	114,454
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	19,581	24,298	46,805	35,413	19,581	126,097
Direxion Daily MSCI India Bull 3X Shares	7,322	1,332	15,657	29,893	—	1,332	46,882
Direxion Daily MSCI Japan Bull 3X Shares	—	18,896	23,730	47,738	27,603	18,896	117,967
Direxion Daily MSCI Mexico Bull 3X Shares	—	8,952	—	24,052	18,115	8,952	51,119
Direxion Daily MSCI South Korea Bull 3X Shares	—	11,343	14,193	29,004	24,035	11,343	78,575
Direxion Daily Russia Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	7,130	5,963	17,963	15,700	7,130	46,756
Direxion Daily Aerospace & Defense Bull 3X Shares	—	10,841	—	29,153	16,113	10,841	56,107
Direxion Daily Communication Services Index Bull 3X Shares	—	11,816	—	—	—	11,816	11,816

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2019	October 31, 2020	October 31, 2021	April 30, 2022	Recoupment Amount
Direxion Daily Communication Services Index Bear 3X Shares	$—	$12,026	$—	$—	$—	$12,026	$12,026
Direxion Daily Consumer Discretionary Bull 3X Shares	—	17,227	—	—	—	17,227	17,227
Direxion Daily Consumer Discretionary Bear 3X Shares	—	17,481	—	—	—	17,481	17,481
Direxion Daily Consumer Staples Bull 3X Shares	—	17,314	—	—	—	17,314	17,314
Direxion Daily Consumer Staples Bear 3X Shares	—	17,462	—	—	—	17,462	17,462
Direxion Daily Energy Bull 3X Shares	2	9,882	23,098	23,570	11,598	9,882	68,148
Direxion Daily Energy Bear 3X Shares	—	10,895	25,272	39,361	23,235	10,895	98,763
Direxion Daily Financial Bull 3X Shares	10,590	23,663	—	—	39,346	23,663	63,009
Direxion Daily Financial Bear 3X Shares	—	10,975	76,810	105,295	19,261	10,975	212,341
Direxion Daily Gold Miners Index Bull 3X Shares	6,623	6,623	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	11,095	24,645	29,753	23,120	11,095	88,613
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	12,076	21,871	30,435	22,934	12,076	87,316
Direxion Daily Industrials Bull 3X Shares	—	18,815	—	32,981	37,228	18,815	89,024
Direxion Daily Junior Gold Miners Index Bull 3X Shares	4,657	4,657	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	7,307	249	—	654	2,228	249	3,131
Direxion Daily MSCI Real Estate Bull 3X Shares	—	18,972	22,139	39,820	21,062	18,972	101,993
Direxion Daily MSCI Real Estate Bear 3X Shares	—	27,964	32,895	70,117	59,917	27,964	190,893
Direxion Daily Natural Gas Related Bull 3X Shares	—	9,238	41,173	41,268	19,903	9,238	111,582
Direxion Daily Natural Gas Related Bear 3X Shares	—	10,664	26,706	33,950	21,826	10,664	93,146
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	19,337	—	—	39,021	19,337	58,358
Direxion Daily Regional Banks Bull 3X Shares	—	8,283	23,552	25,944	12,446	8,283	70,225
Direxion Daily Regional Banks Bear 3X Shares	—	10,762	23,397	32,622	23,828	10,762	90,609
Direxion Daily Retail Bull 3X Shares	—	12,010	20,780	31,491	20,421	12,010	84,702

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2019	October 31, 2020	October 31, 2021	April 30, 2022	Recoupment Amount
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	$—	$12,517	$—	$—	$29,764	$12,517	$42,281
Direxion Daily S&P Biotech Bull 3X Shares	807	17,198	35,233	25,050	42,279	17,198	119,760
Direxion Daily S&P Biotech Bear 3X Shares	—	10,108	33,638	34,217	27,354	10,108	105,317
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	10,131	28,376	29,033	22,234	10,131	89,774
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	11,585	25,683	34,091	20,109	11,585	91,468
Direxion Daily Semiconductor Bull 3X Shares	8,304	8,304	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	3,366	2,235	8,553	25,270	12,266	2,235	48,324
Direxion Daily Technology Bull 3X Shares	1,105	15,060	—	14,619	42,157	15,060	71,836
Direxion Daily Technology Bear 3X Shares	—	11,153	21,740	32,559	21,855	11,153	87,307
Direxion Daily Transportation Bull 3X Shares	—	17,372	—	34,059	35,473	17,372	86,904
Direxion Daily Utilities Bull 3X Shares	—	19,057	—	32,789	36,930	19,057	88,776
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	17,481	23,584	46,631	40,079	17,481	127,775
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	14,693	15,801	28,082	27,551	14,693	86,127
Direxion Daily 20+ Year Treasury Bull 3X Shares	610	610	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2019 is presented on the Statement of Assets and Liabilities as Due from (to) investment adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

DIREXION SEMI-ANNUAL REPORT

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of April 30, 2019:

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$32,851,293	$—	$—	$12,103,389	$10,016,064	$6,449,250	$(1,800)
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	2,373,688	1,348,407	—	(496,237)
Direxion Daily S&P 500® Bull 3X Shares	756,936,391	—	—	226,364,544	78,104,745	247,865,199	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	258,957,478	185,148,592	—	(87,521,453)
Direxion Daily Small Cap Bull 3X Shares	436,829,905	—	—	266,524,265	110,357,576	182,565,035	(95,992)
Direxion Daily Small Cap Bear 3X Shares	—	—	—	232,940,500	141,616,548	—	(59,069,327)
Direxion Daily EURO STOXX 50® Bull 3X Shares	662,135	—	—	1,122,647	1,067,596	449,960	—
Direxion Daily FTSE China Bull 3X Shares	199,363,249	—	—	105,215,804	116,301,082	42,944,221	(2,866,933)
Direxion Daily FTSE China Bear 3X Shares	—	—	—	54,022,313	39,514,826	558,462	(4,020,439)
Direxion Daily FTSE Europe Bull 3X Shares	3,001,321	—	—	16,137,810	11,219,977	7,323,126	(154)
Direxion Daily Latin America Bull 3X Shares	13,460,877	—	—	11,249,608	5,132,733	3,713	(955,789)
Direxion Daily MSCI Brazil Bull 3X Shares	209,419,410	—	—	171,543,168	107,917,071	26,258,470	(1,477,435)
Direxion Daily MSCI Developed Markets Bull 3X Shares	3,802,783	—	—	7,220,508	4,876,158	2,713,872	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	5,522,427	3,700,480	—	(778,476)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	75,123,595	—	—	92,147,398	73,112,500	23,568,144	—

DIREXION SEMI-ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$—	$—	$—	$44,607,648	$28,715,444	$—	$(8,035,765)
Direxion Daily MSCI India Bull 3X Shares	36,708,320	—	—	22,969,059	21,642,492	10,961,916	(3,453)
Direxion Daily MSCI Japan Bull 3X Shares	4,397,743	—	—	4,413,702	1,961,848	212,222	—
Direxion Daily MSCI Mexico Bull 3X Shares	2,679,469	—	—	3,031,436	1,420,596	494,470	(104,757)
Direxion Daily MSCI South Korea Bull 3X Shares	21,804,743	—	—	18,078,904	8,650,639	59,028	(3,628,244)
Direxion Daily Russia Bull 3X Shares	52,550,277	—	—	78,062,183	4,629,951	8,510,378	—
Direxion Daily Russia Bear 3X Shares	—	—	—	21,526,348	3,200,909	176,652	(1,103,790)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	40,907,774	—	10,120,779	9,774,424	11,867,749	—
Direxion Daily Communication Services Index Bull 3X Shares	—	4,420,337	—	587,219	314,560	489,673	(58,513)
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	1,025,507	615,917	—	(3,102)
Direxion Daily Consumer Discretionary Bull 3X Shares	—	3,979,119	—	577,192	343,918	577,695	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	—	508,698	329,532	—	(14,299)
Direxion Daily Consumer Staples Bull 3X Shares	—	1,739,955	—	394,237	296,365	307,170	—
Direxion Daily Consumer Staples Bear 3X Shares	—	—	—	928,828	431,472	—	(269,129)
Direxion Daily Energy Bull 3X Shares	283,079,582	—	—	43,893,576	41,683,056	65,213,208	(3,326,943)
Direxion Daily Energy Bear 3X Shares	—	—	—	17,921,148	12,958,337	515,200	(3,138,457)

DIREXION SEMI-ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Financial Bull 3X Shares	$—	$1,114,943,785	$—	$270,876,778	$229,935,256	$373,088,129	$—
Direxion Daily Financial Bear 3X Shares	—	—	—	143,364,458	78,406,297	—	(50,324,740)
Direxion Daily Gold Miners Index Bull 3X Shares	305,216,165	—	—	709,582,828	220,515,077	744,320	(155,351,191)
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	71,093,928	33,601,497	13,420,950	—
Direxion Daily Healthcare Bull 3X Shares	128,667,398	—	—	33,099,103	12,517,395	4,965,111	(2,721,554)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	27,013,215	—	9,876,911	6,552,160	7,279,684	—
Direxion Daily Industrials Bull 3X Shares	—	4,693,173	—	1,579,286	503,150	873,468	(3,317)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	145,821,721	—	—	438,714,139	216,222,652	1,628,923	(101,933,646)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	29,728,176	18,429,867	8,431,395	(494,554)
Direxion Daily MSCI Real Estate Bull 3X Shares	—	30,758,373	—	13,821,439	900,589	2,578,145	(70,839)
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	14,901,552	5,775,967	31,317	(890,646)
Direxion Daily Natural Gas Related Bull 3X Shares	—	10,980,412	1,212,086	11,900,639	9,066,331	7,257,714	(1,009,166)
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	2,476,881	1,172,309	294,755	(172,732)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	3,214,107	—	683,953	685,153	—	(409,025)
Direxion Daily Regional Banks Bull 3X Shares	—	12,548,992	—	5,555,843	7,276,323	3,898,315	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	1,959,804	1,023,967	—	(418,541)
DIREXION SEMI-ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Retail Bull 3X Shares	$—	$11,289,448	$—	$3,302,142	$2,820,392	$427,318	$—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	5,428,199	—	—	8,409,326	7,481,471	4,948,944	(13,046)
Direxion Daily S&P Biotech Bull 3X Shares	—	427,983,069	—	256,884,596	68,737,712	2,474,227	(55,396,200)
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	62,382,976	55,110,375	4,452,547	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	117,697,928	—	73,149,904	41,190,551	36,162,984	(2,326,875)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	29,630,016	30,432,570	3,447,015	(277,152)
Direxion Daily Semiconductor Bull 3X Shares	—	433,141,946	—	78,175,871	90,266,966	301,147,413	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	138,726,844	82,349,915	—	(51,525,713)
Direxion Daily Technology Bull 3X Shares	556,487,807	—	—	184,675,731	68,561,736	254,666,151	—
Direxion Daily Technology Bear 3X Shares	—	—	—	34,171,974	16,808,298	—	(15,751,090)
Direxion Daily Transportation Bull 3X Shares	—	443,036	—	2,008,470	1,981,604	665,162	—
Direxion Daily Utilities Bull 3X Shares	—	4,740,254	—	1,050,450	1,255,416	41,992	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	8,472,000	—	—	4,511,012	4,723,047	472,940	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	9,834,964	6,295,148	—	(1,153,532)
Direxion Daily 20+ Year Treasury Bull 3X Shares	87,347,720	—	—	12,326,579	11,530,084	3,475,560	—

DIREXION SEMI-ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily 20+ Year Treasury Bear 3X Shares	$—	$—	$—	$129,469,981	$95,841,396	$—	$(17,200,301)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended April 30, 2019. There were no Level 3 securities held by the Funds during the period ended April 30, 2019. It is the Funds' policy to recognize transfers between levels at their fair values as of the beginning of the period, if applicable.

8. VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2019, the Funds were invested in swap contracts. At April 30, 2019, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$6,449,250	$—	$6,449,250
Direxion Daily S&P 500® Bull 3X Shares	247,865,199	—	247,865,199
Direxion Daily Small Cap Bull 3X Shares	182,565,035	—	182,565,035
Direxion Daily EURO STOXX 50® Bull 3X Shares	449,960	—	449,960
Direxion Daily FTSE China Bull 3X Shares	42,944,221	—	42,944,221
Direxion Daily FTSE China Bear 3X Shares	558,462	—	558,462
Direxion Daily FTSE Europe Bull 3X Shares	7,323,126	—	7,323,126
Direxion Daily Latin America Bull 3X Shares	3,713	—	3,713
Direxion Daily MSCI Brazil Bull 3X Shares	26,258,470	—	26,258,470
Direxion Daily MSCI Developed Markets Bull 3X Shares	2,713,872	—	2,713,872
Direxion Daily MSCI Emerging Markets Bull 3X Shares	23,568,144	—	23,568,144
Direxion Daily MSCI India Bull 3X Shares	10,961,916	—	10,961,916
Direxion Daily MSCI Japan Bull 3X Shares	212,222	—	212,222
Direxion Daily MSCI Mexico Bull 3X Shares	494,470	—	494,470
Direxion Daily MSCI South Korea Bull 3X Shares	59,028	—	59,028
Direxion Daily Russia Bull 3X Shares	8,510,378	—	8,510,378
Direxion Daily Russia Bear 3X Shares	176,652	—	176,652

DIREXION SEMI-ANNUAL REPORT

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Aerospace & Defense Bull 3X Shares	$11,867,749	$—	$11,867,749
Direxion Daily Communication Services Index Bull 3X Shares	489,673	—	489,673
Direxion Daily Consumer Discretionary Bull 3X Shares	577,695	—	577,695
Direxion Daily Consumer Staples Bull 3X Shares	307,170	—	307,170
Direxion Daily Energy Bull 3X Shares	65,213,208	—	65,213,208
Direxion Daily Energy Bear 3X Shares	515,200	—	515,200
Direxion Daily Financial Bull 3X Shares	373,088,129	—	373,088,129
Direxion Daily Gold Miners Index Bull 3X Shares	744,320	—	744,320
Direxion Daily Gold Miners Index Bear 3X Shares	13,420,950	—	13,420,950
Direxion Daily Healthcare Bull 3X Shares	4,965,111	—	4,965,111
Direxion Daily Homebuilders & Supplies Bull 3X Shares	7,279,684	—	7,279,684
Direxion Daily Industrials Bull 3X Shares	873,468	—	873,468
Direxion Daily Junior Gold Miners Index Bull 3X Shares	1,628,923	—	1,628,923
Direxion Daily Junior Gold Miners Index Bear 3X Shares	8,431,395	—	8,431,395
Direxion Daily MSCI Real Estate Bull 3X Shares	2,578,145	—	2,578,145
Direxion Daily MSCI Real Estate Bear 3X Shares	31,317	—	31,317
Direxion Daily Natural Gas Related Bull 3X Shares	7,257,714	—	7,257,714
Direxion Daily Natural Gas Related Bear 3X Shares	294,755	—	294,755
Direxion Daily Regional Banks Bull 3X Shares	3,898,315	—	3,898,315
Direxion Daily Retail Bull 3X Shares	427,318	—	427,318
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	4,948,944	—	4,948,944
Direxion Daily S&P Biotech Bull 3X Shares	2,474,227	—	2,474,227
Direxion Daily S&P Biotech Bear 3X Shares	4,452,547	—	4,452,547
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	36,162,984	—	36,162,984
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	3,447,015	—	3,447,015
Direxion Daily Semiconductor Bull 3X Shares	301,147,413	—	301,147,413
Direxion Daily Technology Bull 3X Shares	254,666,151	—	254,666,151
Direxion Daily Transportation Bull 3X Shares	665,162	—	665,162
Direxion Daily Utilities Bull 3X Shares	41,992	—	41,992
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	472,940	472,940
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	3,475,560	3,475,560

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$1,800	$—	$1,800
Direxion Daily Mid Cap Bear 3X Shares	496,237	—	496,237
Direxion Daily S&P 500® Bear 3X Shares	87,521,453	—	87,521,453
Direxion Daily Small Cap Bull 3X Shares	95,992	—	95,992
Direxion Daily Small Cap Bear 3X Shares	59,069,327	—	59,069,327
Direxion Daily FTSE China Bull 3X Shares	2,866,933	—	2,866,933
Direxion Daily FTSE China Bear 3X Shares	4,020,439	—	4,020,439
Direxion Daily FTSE Europe Bull 3X Shares	154	—	154
Direxion Daily Latin America Bull 3X Shares	955,789	—	955,789
Direxion Daily MSCI Brazil Bull 3X Shares	1,477,435	—	1,477,435
Direxion Daily MSCI Developed Markets Bear 3X Shares	778,476	—	778,476
Direxion Daily MSCI Emerging Markets Bear 3X Shares	8,035,765	—	8,035,765
Direxion Daily MSCI India Bull 3X Shares	3,453	—	3,453
Direxion Daily MSCI Mexico Bull 3X Shares	104,757	—	104,757
Direxion Daily MSCI South Korea Bull 3X Shares	3,628,244	—	3,628,244
Direxion Daily Russia Bear 3X Shares	1,103,790	—	1,103,790
Direxion Daily Communication Services Index Bull 3X Shares	58,513	—	58,513
Direxion Daily Communication Services Index Bear 3X Shares	3,102	—	3,102
Direxion Daily Consumer Discretionary Bear 3X Shares	14,299	—	14,299
Direxion Daily Consumer Staples Bear 3X Shares	269,129	—	269,129
Direxion Daily Energy Bull 3X Shares	3,326,943	—	3,326,943

DIREXION SEMI-ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Energy Bear 3X Shares	$3,138,457	$—	$3,138,457
Direxion Daily Financial Bear 3X Shares	50,324,740	—	50,324,740
Direxion Daily Gold Miners Index Bull 3X Shares	155,351,191	—	155,351,191
Direxion Daily Healthcare Bull 3X Shares	2,721,554	—	2,721,554
Direxion Daily Industrials Bull 3X Shares	3,317	—	3,317
Direxion Daily Junior Gold Miners Index Bull 3X Shares	101,933,646	—	101,933,646
Direxion Daily Junior Gold Miners Index Bear 3X Shares	494,554	—	494,554
Direxion Daily MSCI Real Estate Bull 3X Shares	70,839	—	70,839
Direxion Daily MSCI Real Estate Bear 3X Shares	890,646	—	890,646
Direxion Daily Natural Gas Related Bull 3X Shares	1,009,166	—	1,009,166
Direxion Daily Natural Gas Related Bear 3X Shares	172,732	—	172,732
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	409,025	—	409,025
Direxion Daily Regional Banks Bear 3X Shares	418,541	—	418,541
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	13,046	—	13,046
Direxion Daily S&P Biotech Bull 3X Shares	55,396,200	—	55,396,200
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	2,326,875	—	2,326,875
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	277,152	—	277,152
Direxion Daily Semiconductor Bear 3X Shares	51,525,713	—	51,525,713
Direxion Daily Technology Bear 3X Shares	15,751,090	—	15,751,090
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	1,153,532	1,153,532
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	17,200,301	17,200,301

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2019 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$(3,512,620)	$—	$12,932,968	$—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	349,749	—	(1,323,814)	—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	(83,075,394)	—	248,079,110	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(23,811,314)	—	(90,863,474)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	(132,332,748)	—	214,205,172	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	8,557,521	—	(69,941,496)	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	Swap Contracts	(263,269)	—	927,842	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	21,027,722	—	75,638,230	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(19,199,762)	—	(14,445,024)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	(304,230)	—	6,338,751	—
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	1,993,123	—	(2,094,674)	—

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily MSCI Brazil Bull 3X Shares	Swap Contracts	$164,994,931	$—	$(142,968,252)	$—
Direxion Daily MSCI Developed Markets Bull 3X Shares	Swap Contracts	(3,828,384)	—	5,846,118	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	Swap Contracts	(858,978)	—	(538,663)	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	8,213,798	—	53,177,612	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(25,127,489)	—	(7,013,092)	—
Direxion Daily MSCI India Bull 3X Shares	Swap Contracts	22,792,052	—	11,502,828	—
Direxion Daily MSCI Japan Bull 3X Shares	Swap Contracts	(408,288)	—	123,325	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	(1,135,442)	—	2,467,443	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	3,988,825	—	178,958	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	16,614,007	—	4,921,835	—
Direxion Daily Russia Bear 3X Shares	Swap Contracts	(6,017,065)	—	203,843	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	(4,037,972)	—	12,515,508	—
Direxion Daily Communication Services Index Bull 3X Shares	Swap Contracts	262,435	—	431,160	—
Direxion Daily Communication Services Index Bear 3X Shares	Swap Contracts	(842,902)	—	(3,102)	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	42,207	—	577,695	—
Direxion Daily Consumer Discretionary Bear 3X Shares	Swap Contracts	(507,656)	—	(14,299)	—
Direxion Daily Consumer Staples Bull 3X Shares	Swap Contracts	(117,077)	—	307,170	—
Direxion Daily Consumer Staples Bear 3X Shares	Swap Contracts	305,558	—	(269,129)	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	(83,981,058)	—	80,846,161	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	19,305,919	—	(18,013,091)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	(193,283,609)	—	473,593,651	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(23,634,618)	—	(37,689,055)	—
Direxion Daily Gold Miners Index Bull 3X Shares	Swap Contracts	194,542,737	—	50,850,476	—
Direxion Daily Gold Miners Index Bear 3X Shares	Swap Contracts	7,387,808	—	(28,910,352)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	(3,421,802)	—	(3,757,317)	—

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	$(3,176,816)	$—	$17,476,249	$—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	(327,184)	—	1,296,966	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Swap Contracts	(67,317,781)	—	144,038,376	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Swap Contracts	921,555	—	(6,734,099)	—
Direxion Daily MSCI Real Estate Bull 3X Shares	Swap Contracts	11,741,456	—	(2,879,967)	—
Direxion Daily MSCI Real Estate Bear 3X Shares	Swap Contracts	(6,525,177)	—	423,561	—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	(24,528,353)	—	11,656,785	—
Direxion Daily Natural Gas Related Bear 3X Shares	Swap Contracts	1,549,409	—	(1,126,530)	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	(617,339)	—	116,529	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	745,585	—	2,099,319	—
Direxion Daily Regional Banks Bear 3X Shares	Swap Contracts	1,352,215	—	(1,370,223)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	(4,968,819)	—	1,203,903	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Swap Contracts	(1,023,579)	—	5,579,619	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	(10,281,156)	—	52,755,136	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(45,976,737)	—	8,696,334	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Swap Contracts	(80,608,836)	—	30,714,376	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Swap Contracts	23,812,039	—	(13,026,078)	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	(68,591,376)	—	372,645,616	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(83,055,773)	—	(42,285,957)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	(65,176,333)	—	217,480,245	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(8,569,381)	—	(15,896,460)	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	(3,361)	—	1,783,467	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	930,119	—	(51,224)	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	145,632	—	861,521

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	$—	$(418,662)	$—	$(2,781,920)
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	6,094,202	—	12,537,584
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	152,756	—	(83,951,423)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended April 30, 2019, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$141,504,673	$—
Direxion Daily Mid Cap Bear 3X Shares	—	11,599,177
Direxion Daily S&P 500® Bull 3X Shares	2,204,266,623	—
Direxion Daily S&P 500® Bear 3X Shares	—	898,774,147
Direxion Daily Small Cap Bull 3X Shares	1,956,434,544	—
Direxion Daily Small Cap Bear 3X Shares	—	856,277,534
Direxion Daily EURO STOXX 50® Bull 3X Shares	7,127,784	—
Direxion Daily FTSE China Bull 3X Shares	874,079,955	—
Direxion Daily FTSE China Bear 3X Shares	—	241,841,886
Direxion Daily FTSE Europe Bull 3X Shares	100,942,863	—
Direxion Daily Latin America Bull 3X Shares	46,558,785	—
Direxion Daily MSCI Brazil Bull 3X Shares	987,551,059	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	44,020,659	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	15,123,016
Direxion Daily MSCI Emerging Markets Bull 3X Shares	588,951,513	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	216,489,313
Direxion Daily MSCI India Bull 3X Shares	214,332,301	—
Direxion Daily MSCI Japan Bull 3X Shares	29,962,871	—
Direxion Daily MSCI Mexico Bull 3X Shares	23,040,651	—
Direxion Daily MSCI South Korea Bull 3X Shares	72,862,914	—
Direxion Daily Russia Bull 3X Shares	366,915,189	—
Direxion Daily Russia Bear 3X Shares	—	64,608,916
Direxion Daily Aerospace & Defense Bull 3X Shares	129,740,453	—
Direxion Daily Communication Services Index Bull 3X Shares	5,750,351	—
Direxion Daily Communication Services Index Bear 3X Shares	—	3,703,008
Direxion Daily Consumer Discretionary Bull 3X Shares	5,311,989	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	2,914,253
Direxion Daily Consumer Staples Bull 3X Shares	3,754,531	—
Direxion Daily Consumer Staples Bear 3X Shares	—	2,293,845
Direxion Daily Energy Bull 3X Shares	830,236,563	—
Direxion Daily Energy Bear 3X Shares	—	104,035,620
Direxion Daily Financial Bull 3X Shares	3,413,958,090	—
Direxion Daily Financial Bear 3X Shares	—	444,591,353
Direxion Daily Gold Miners Index Bull 3X Shares	3,197,794,510	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	408,624,557
Direxion Daily Healthcare Bull 3X Shares	365,386,368	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	91,320,704	—
Direxion Daily Industrials Bull 3X Shares	12,052,580	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	2,067,721,015	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	190,198,225
Direxion Daily MSCI Real Estate Bull 3X Shares	97,084,813	—

DIREXION SEMI-ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily MSCI Real Estate Bear 3X Shares	$—	$54,695,432
Direxion Daily Natural Gas Related Bull 3X Shares	77,616,644	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	9,948,726
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	10,488,071	—
Direxion Daily Regional Banks Bull 3X Shares	60,341,061	—
Direxion Daily Regional Banks Bear 3X Shares	—	7,673,837
Direxion Daily Retail Bull 3X Shares	51,840,017	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	31,667,116	—
Direxion Daily S&P Biotech Bull 3X Shares	1,613,560,577	—
Direxion Daily S&P Biotech Bear 3X Shares	—	280,514,845
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	532,843,542	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	145,404,932
Direxion Daily Semiconductor Bull 3X Shares	1,222,659,231	—
Direxion Daily Semiconductor Bear 3X Shares	—	337,312,675
Direxion Daily Technology Bull 3X Shares	1,464,148,645	—
Direxion Daily Technology Bear 3X Shares	—	98,783,736
Direxion Daily Transportation Bull 3X Shares	22,173,845	—
Direxion Daily Utilities Bull 3X Shares	12,123,962	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	26,860,844	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	52,192,233
Direxion Daily 20+ Year Treasury Bull 3X Shares	242,460,863	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	810,783,295

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9. PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index

DIREXION SEMI-ANNUAL REPORT

reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

• Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

• Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

DIREXION SEMI-ANNUAL REPORT

10. SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 24, 2019, certain Funds declared income distributions with an ex-date of June 25, 2019 and payable date of July 2, 2019. The per share distribution amounts for each Fund was as follows:

Funds	Per Share Income Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.18126
Direxion Daily S&P 500® Bull 3X Shares	0.29307
Direxion Daily S&P 500® Bear 3X Shares	0.07501
Direxion Daily Small Cap Bull 3X Shares	0.16721
Direxion Daily EURO STOXX 50® Bull 3X Shares	0.02571
Direxion Daily FTSE China Bull 3X Shares	0.10750
Direxion Daily FTSE China Bear 3X Shares	0.18977
Direxion Daily FTSE Europe Bull 3X Shares	0.24731
Direxion Daily Latin America Bull 3X Shares	0.06860
Direxion Daily MSCI Brazil Bull 3X Shares	0.19658
Direxion Daily MSCI Developed Markets Bull 3X Shares	0.64590
Direxion Daily MSCI Developed Markets Bear 3X Shares	0.10195
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.29138
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.18549
Direxion Daily MSCI India Bull 3X Shares	0.35377
Direxion Daily MSCI Japan Bull 3X Shares	0.26118
Direxion Daily MSCI Mexico Bull 3X Shares	0.09920
Direxion Daily MSCI South Korea Bull 3X Shares	0.02739
Direxion Daily Russia Bull 3X Shares	0.06544
Direxion Daily Russia Bear 3X Shares	0.03087
Direxion Daily Aerospace & Defense Bull 3X Shares	0.04741
Direxion Daily Communication Services Index Bull 3X Shares	0.02385
Direxion Daily Communication Services Index Bear 3X Shares	0.07938
Direxion Daily Consumer Discretionary Bull 3X Shares	0.05280
Direxion Daily Consumer Discretionary Bear 3X Shares	0.09250
Direxion Daily Consumer Staples Bull 3X Shares	0.12507
Direxion Daily Consumer Staples Bear 3X Shares	0.12850
Direxion Daily Energy Bear 3X Shares	0.20519
Direxion Daily Financial Bull 3X Shares	0.17005
Direxion Daily Gold Miners Index Bull 3X Shares	0.04975
Direxion Daily Gold Miners Index Bear 3X Shares	0.02040
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.04204
Direxion Daily Industrials Bull 3X Shares	0.09702
Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.04706
Direxion Daily MSCI Real Estate Bull 3X Shares	0.14306
Direxion Daily Natural Gas Related Bear 3X Shares	0.10855
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.02237
Direxion Daily Regional Banks Bull 3X Shares	0.20214
Direxion Daily Regional Banks Bear 3X Shares	0.18262
Direxion Daily Retail Bull 3X Shares	0.08188
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	0.01352
Direxion Daily S&P Biotech Bull 3X Shares	0.03745
Direxion Daily S&P Biotech Bear 3X Shares	0.08739
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	0.01123
Direxion Daily Semiconductor Bull 3X Shares	0.19408
Direxion Daily Technology Bear 3X Shares	0.06008
Direxion Daily Transportation Bull 3X Shares	0.06839
Direxion Daily Utilities Bull 3X Shares	0.18307
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.15618

DIREXION SEMI-ANNUAL REPORT

Funds	Per Share Income Distribution
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$0.05099
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.06672
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.07038

On June 28, 2019, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Mid Cap Bear 3X Shares	6/28/2019	1	:5	$10.81	$54.06	314,407	62,881
Direxion Daily Small Cap Bear 3X Shares	6/28/2019	1	:5	9.44	47.19	32,970,375	6,594,075
Direxion Daily Financial Bear 3X Shares	6/28/2019	1	:5	7.95	39.74	23,132,056	4,626,411
Direxion Daily Junior Gold Miners Index Bull 3X Shares	6/28/2019	1	:5	11.76	58.78	72,806,879	14,561,376
Direxion Daily MSCI Real Estate Bear 3X Shares	6/28/2019	1	:5	6.72	33.61	2,908,309	581,662
Direxion Daily Natural Gas Related Bull 3X Shares	6/28/2019	1	:5	4.11	20.57	8,607,521	1,721,504
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	6/28/2019	1	:5	12.62	63.08	2,279,803	455,961
Direxion Daily Semiconductor Bear 3X Shares	6/28/2019	1	:10	5.16	51.56	33,859,767	3,385,977

The Board of Trustees has approved changes to the underlying index that the Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares and Direxion Daily Pharmaceutical & Medical Bull 3X Shares. Effective August 1, 2019, the Direxion Daily MSCI Real Estate Bull 3X Shares and Direxion Daily MSCI Real Estate Bear 3X Shares will seek investment results that correspond to the MSCI US IMI Real Estate 25/50 Index. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares will seek investment results that correspond to the S&P Pharmaceuticals Select Industry Index.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	135	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	135	None.
John A. Weisser Age: 77	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	135
					Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	135	None.
Jacob C. Gaffey Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	135	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	135	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 50	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 45	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 93 of the 120 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management ("Rafferty") and the ETF Trust, on behalf of the Direxion Daily Communication Services Index Bull 3X Shares and the Direxion Daily Communication Services Index Bear 3X Shares at its August 22, 2018 Board meeting and the Direxion Daily Consumer Staples Bull 3X Shares, Direxion Daily Consumer Staples Bear 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, and the Direxion Daily Consumer Discretionary Bear 3X Shares at its February 9, 2017 and August 22, 2018 meetings, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

The Board did not identify any particular information as most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Agreement, the Board considered the best interests of each Fund separately. The Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of Rafferty. The Board noted that the Funds had not yet commenced operations. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Rafferty, the advisory fee rates to be paid to Rafferty, the net expense ratio and break-even analysis with respect to each Fund.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided by Rafferty under the Agreement. The Board noted, however, that Rafferty has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with leveraged and inverse investment strategies. The Board considered Rafferty's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its contractual fee waiver and/or expense reimbursement obligations proposed. The Board considered that Rafferty currently effectively oversees all aspects of the operation of the other series of the ETF Trust, including such series' service providers, and provides high-quality compliance services to such series, and that Rafferty will provide the same suite and quality of services to the Funds. The Board acknowledged that the Funds did not have any prior performance history as they had not yet commenced operations.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fairness and reasonableness of the investment advisory fee rates proposed to be paid to Rafferty by the Funds, including in light of the investment advisory services to be provided by Rafferty under the Agreement. In this regard, the Board considered the advisory fee rate proposed for the Funds and the contractual fee waivers proposed for the Funds, pursuant to which Rafferty would waive fees and reimburse Fund expenses to cap each Fund's expense ratio, subject to certain exclusions. The Board considered Rafferty's presentation regarding the comparability of the advisory fee rate proposed for the Funds to the advisory fee rates charged to comparable exchange-traded funds and to the advisory fee rates charged to comparable series of the ETF Trust, allowing for certain management differences applicable to the Funds. The Board also considered the net expense ratios proposed for each Fund as compared to the net expense ratios of comparable exchange-traded funds, as well as the profitability of Rafferty. Because the Funds had not commenced operations, however, and Rafferty did not have any profit data specific to each Fund, the Board considered the break-even analysis provided by Rafferty for each Fund and noted that, as new series of the ETF Trust, it was unclear whether any Fund would reach break-even or be profitable to Rafferty. The Board considered the significant drivers of cost for Rafferty including, but not limited to, intellectual capital, portfolio rebalancing expertise, regulatory compliance, and entrepreneurial risk. The Board further considered the significant, and potentially prohibitive, costs that investors would likely incur if they independently sought to implement the investment strategies of the Funds.

Economies of Scale. The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies of scale are reflected in the Fund's contractual advisory fee rate. The Board acknowledged, however, that the Funds had not yet commenced operations and therefore did not yet have any assets, making any assessment of economies of scale premature.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Other Benefits. The Board considered Rafferty's representation that its relationship with the Funds may enable it to attract business to the other series of the ETF Trust and other funds managed by Rafferty. The Board also considered that Rafferty's relationship with brokerage firms may be enhanced by its management of the Funds and result in Rafferty's clients receiving better execution. The Board acknowledged that, for the same reasons, the Funds could benefit from Rafferty's management of other accounts, including other series of the ETF Trust.

Conclusion. Based on, but not limited to, the above considerations, the Board determined that the Agreement with respect to the Funds was fair and reasonable in light of the services to be performed by Rafferty, the fees and expenses to be incurred by the Funds, and such other matters as the Board considered relevant in the exercise of its reasonable business judgment. On this basis, the Board unanimously voted to approve the Agreement.

DIREXION SEMI-ANNUAL REPORT

THIS PAGE INTENTIONALLY LEFT BLANK

SEMI–ANNUAL REPORT APRIL 30, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of Americas (6th Ave.),
28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling (800) 851-0511 or by accessing the SEC's website at www.sec.gov. Such reports maybe reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	July 5, 2019

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	July 5, 2019